EXECUTION COPY



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                        RESIDENTIAL ACCREDIT LOANS, INC.,

                                    Company,

                        RESIDENTIAL FUNDING CORPORATION,

                                Master Servicer,

                                       and

                             BANKERS TRUST COMPANY,

                                     Trustee

                               SERIES SUPPLEMENT,

                          DATED AS OF NOVEMBER 1, 2001,

                                       TO

                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT
                            dated as of July 1, 2001

                 Mortgage Asset-Backed Pass-Through Certificates

                                Series 2001-QS17


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Article I    DEFINITIONS....................................................................4
        Section 1.01.  Definitions..........................................................4

        Section 1.02.  Use of Words and Phrases............................................17

        Section 1.03.  Determination of LIBOR..............................................17

Article II   CONVEYANCE OF MORTGAGE LOANS; ORIGINAL
        ISSUANCE OF CERTIFICATES...........................................................19

        Section 2.01.   Conveyance of Mortgage Loans.
                      (See Section 2.01 of the Standard Terms).............................19

        Section 2.02.   Acceptance by Trustee.  (See Section 2.02 of the Standard
                      Terms)...............................................................19

        Section 2.03.   Representations, Warranties and Covenants of the
                      Master Servicer and the Company......................................19

        Section 2.04. Representations and Warranties of Sellers. (See Section 2.04 of
                      the Standard Terms)..................................................22

        Section 2.05. Execution and Authentication of Certificates/Issuance of
                      Certificates Evidencing Interests in REMIC I Certificates............22

        Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular
                      Interests; Acceptance by the Trustee.................................22

        Section 2.07. Issuance of Certificates Evidencing Interest in REMIC II.............22

        Section 2.08. Purposes and Powers of the Trust (See Section 2.08 of the
                      Standard Terms)......................................................22

Article III  ADMINISTRATION AND SERVICING OF MORTGAGE LOANS................................23

Article IV  PAYMENTS TO CERTIFICATEHOLDERS.................................................24
        Section 4.01. Certificate Account.  (See Section 4.01 of the Standard Terms).......24

        Section 4.02. Distributions. ......................................................24

        Section 4.03. Statements to Certificateholders.  (See Section 4.03 of the
                      Standard Terms and Exhibit Three attached hereto)....................33

        Section 4.04. Distribution of Reports to the Trustee and the Company;
                      Advances by the Master Servicer. ....................................33

        Section 4.05. Allocation of Realized Losses. ......................................34

        Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property.
                      (See Section 4.06 of the Standard Terms).............................35

        Section 4.07. Optional Purchase of Defaulted Mortgage Loans.  (See Section
                      4.07 of the Standard Terms)..........................................35

        Section 4.08. Surety Bond. (See Section 4.08 of the Standard Terms)................35

        Section 4.09. Reserve Fund.........................................................35

                                        i


Article V  THE CERTIFICATES................................................................37
        Section 5.01. The Certificates. (See Section 5.01 of the Standard Terms) ..........37

        Section 5.02. Registration of Transfer and Exchange of Certificates................37

        Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates. (See Section
                      5.03 of the Standard Terms)..........................................37

        Section 5.04. Persons Deemed Owners. (See Section 5.04 of the Standard Terms)......37

        Section 5.05. Appointment of Paying Agent. (See Section 5.05 of the Standard
                      Terms)...............................................................37

Article VI    THE COMPANY AND THE MASTER SERVICER..........................................38

Article VII   DEFAULT......................................................................39

Article VIII  CONCERNING THE TRUSTEE.......................................................40

Article IX    TERMINATION..................................................................41

Article X      REMIC PROVISIONS............................................................42

        Section 10.01.REMIC Administration.  (See Section 10.01 of the Standard Terms).....42

        Section 10.02.Master Servicer; REMIC Administrator and Trustee
                      Indemnification.  (See Section 10.02 of the Standard Terms)..........42

        Section 10.03.Designation of REMICs................................................42

        Section 10.04.Distributions on the Uncertificated REMIC I and REMIC II
                      Regular Interests....................................................42

        Section 10.05.Compliance with Withholding Requirements.............................44

Article XI   MISCELLANEOUS PROVISIONS......................................................45

        Section 11.01.Amendment.  (See Section 11.01 of the Standard Terms)................45

        Section 11.02.Recordation of Agreement;  Counterparts.  (See Section 11.02 of
                      the Standard Terms)..................................................45

        Section 11.03.Limitation on Rights of Certificateholders.  (See Section 11.03
                      of the Standard Terms)...............................................45

        Section 11.04.Governing Laws.  (See Section 11.04 of the Standard Terms)...........45

        Section 11.05.Notices..............................................................45

        Section 11.06.Required Notices to Rating Agency and Subservicer.  (See
                      Section 11.06 of the Standard Terms).................................46

        Section 11.07.Severability of Provisions. (See Section 11.07 of the Standard
                      Terms)...............................................................47

                                        ii


        Section 11.08.Supplemental Provisions for Resecuritization.  (See Section
                      11.08 of the Standard Terms).........................................47

        Section 11.09.Allocation of Voting Rights..........................................47

        Section 11.10.No Petition..........................................................47

 Article XII   CERTAIN MATTERS REGARDING THE CERTIFICATE INSURER...........................48

        Section 12.01.Rights of the Certifiate Insurer to Exercise Rights of Insured
                      Certificateholders...................................................48

        Section 12.02.Claims Upon the Certificate Policy; Certificate Insurance
                      Account..............................................................48

        Section 12.03.Effect of Payments by the Certificate Insurer; Subrogation...........49

        Section 12.04.Notices and Information to the Certifiate Insurer....................50

        Section 12.05.Trustee to Hold Certificate Policy...................................50

        Section 12.06.Ratings..............................................................50

        Section 12.07.Third Party Beneficiary..............................................50


                                        iii

                                    EXHIBITS

Exhibit One:          Mortgage Loan Schedule
Exhibit Two:          Schedule of Discount Fractions
Exhibit Three:        Information to be Included in
                      Monthly Distribution Date Statement
Exhibit Four:         Standard Terms of Pooling and Servicing
                      Agreement Dated as of July 1, 2001
Exhibit Five:.........Planned Principal Balances
Exhibit Six:..........Certificate Policy of MBIA Insurance Corporation

        This is a Series Supplement, dated as of November 1, 2001 (the "Series Supplement"), to the Standard Terms of Pooling and Servicing Agreement, dated as of July 1, 2001 and attached as Exhibit Four hereto (the "Standard Terms" and, together with this Series Supplement, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and BANKERS TRUST COMPANY, as Trustee (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Company intends to sell mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans. As provided herein, the REMIC
Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund, and subject to this Agreement (including the Mortgage Loans but excluding the Reserve Fund and the Initial Monthly Payment Fund), as one or more real estate mortgage investment conduits (each, a "REMIC") for federal income tax purposes.

        The terms and provisions of the Standard Terms are hereby incorporated by reference herein as though set forth in full herein. If any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Standard Terms, the terms and provisions of this Series Supplement shall govern. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Standard Terms. The Pooling and Servicing Agreement shall be dated as of the date of the Series Supplement.

        The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.



                               AGGREGATE
                                INITIAL                                         STANDARD &
                              CERTIFICATE                                        POOR'S/
               PASS-THROUGH    PRINCIPAL                        MATURITY       ------------     MINIMUM
 DESIGNATION      RATE         BALANCE       FEATURES1            DATE            FITCH      DENOMINATIONS2

                                      -
Class A-1         5.75%      $7,700,000.00    Senior/PAC    November 25, 2031    AAA/AAA       $25,000.00
Class A-2         5.50%     $51,000,000.00    Senior/PAC    November 25, 2031    AAA/AAA       $25,000.00
Class A-2A        0.25%              $0.003  Senior/InterestNovember 25, 2031    AAA/AAA     $2,000,000.00
                                                 Only
Class A-3         5.00%     $33,480,000.00    Senior/PAC    November 25, 2031    AAA/AAA       $25,000.00
Class A-4         6.00%     $27,791,666.00   Senior/Insured/November 25, 2031  AAA/AAA4        $25,000.00
                                               Companion
Class A-5         0.00%      $1,208,334.00      Senior/     November 25, 2031    AAA/AAA       $25,000.00
                                              Companion/
                                               Principal
                                                 Only

Class A-6      Adjustable   $10,154,771.00      Senior/     November 25, 2031    AAA/AAAA      $25,000.00
               Rate5                          Companion/
                                                Floater
Class A-7      Adjustable      $558,512.00      Senior/     November 25, 2031    AAA/AAA       $25,000.00
                  Rate5                       Companion/
                                                Inverse
                                                Floater
Class A-8      Adjustable    $4,298,117.00      Senior/     November 25, 2031    AAA/AAA       $25,000.00
                  Rate5                       Companion/
                                                Inverse
                                                Floater
Class A-9      Adjustable   $68,095,700.00   Senior/Floater November 25, 2031    AAA/AAA       $25,000.00
                  Rate5
Class A-9A     Adjustable            $0.006  Senior/InterestNovember 25, 2031    AAA/AAA     $2,000,000.00
                  Rate5                          Only/
                                                Inverse
                                                Floater
Class A-10        6.50%     $20,000,000.00      Senior      November 25, 2031    AAA/AAA       $25,000.00
Class A-11        6.50%     $26,600,000.00   Senior/Lockout November 25, 2031    AAA/AAA       $25,000.00
Class A-P         0.00%         $63,337.06     Principal    November 25, 2031    AAA/AAA       $25,000.00
                                              Only/Senior
Class A-V       Variable             $0.00     Variable     November 25, 2031    AAA/AAA        8
               Rate7                         Strip/Interest
                                              Only/Senior
Class R-I         6.50%            $100.00   Residual/SeniorNovember 25, 2031    AAA/AAA        9
Class R-II        6.50%            $100.00   Residual/SeniorNovember 25, 2031    AAA/AAA        9
Class M-1         6.50%      $8,099,900.00     Mezzanine    November 25, 2031     NA/AA        $25,000.00
Class M-2         6.50%      $2,390,100.00     Mezzanine    November 25, 2031      NA/A       $250,000.00
Class M-3         6.50%     $1,062,300.00      Mezzanine    November 25, 2031     NA/BBB      $250,000.00
Class B-1         6.50%     $1,327,800.00     Subordinate   November 25, 2031     NA/BB       $250,000.00
Class B-2         6.50%      $796,700.00      Subordinate   November 25, 2031      NA/B       $250,000.00
Class B-3         6.50%      $929,485.10      Subordinate   November 25, 2031     NA/NA       $250,000.00




1 The Certificates, other than the Class A-P, Class A-V, Class B and Class R Certificates shall be Book-Entry Certificates. The Class A-P, Class A-V, Class B and Class R Certificates shall be delivered to the holders thereof in physical form.

2 The Certificates, other than the Class A-V and Class R Certificates, shall be issuable in minimum dollar denominations as indicated above (by Certificate Principal Balance or Notional Amount, as applicable) and integral multiples of $1 (or $1,000 in the case of the Class A-P, Class B-1, Class B-2 and Class B-3 Certificates) in excess thereof, except that one Certificate of any of the Class A-P and Class B-1, Class B-2 and Class B-3 Certificates that contain an uneven multiple of $1,000 shall be issued in a denomination equal to the sum of the related minimum denomination set forth above and such uneven multiple for such Class or the sum of such denomination and an integral multiple of $1,000.

3 The notional amount of the Class A-2A Certificates will be equal to the product of 1.79261363636364 multiplied by the sum of the Certificate Principal Balances of the Class A-2 Certificates and Class A-3 Certificates immediately prior to that date.

4 The ratings on the Class A-4 Certificates have been determined without regard to the Certificate Policy issued by the Certificate Insurer.

5
 -------------------------------------------------------------------------------
ADJUSTABLE      INITIAL        FORMULA                  MAXIMUM        MINIMUM
RATES:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Class A-6:    3.48125%       LIBOR + 0.95000%         8.50000%       0.95000%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Class A-7:    10.00000%      137.27273% - (18.18182 x 10.00000%      0.00000%
                               LIBOR)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Class A-8:    10.55791%      16.538264% - (2.36261 x  16.538264%     0.00000%
                               LIBOR)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Class A-9:    3.16250%       LIBOR + 0.60000%         8.00000%       0.60000%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Class A-9A:   4.83750%       7.40000% - LIBOR         7.40000%       0.00000%


6 The notional amount of the Class A-9A Certificates will be equal to the Certificate Principal Balance of the Class A-9 Certificates.

7    The initial Pass-Through Rate on the Class A-V Certificates is 0.6776%.

8 The Class A-V Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest.

9 Each class of the Class R Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest; provided, however, that one Class R Certificate of each Class will be issuable to Residential Funding as "tax matters person" pursuant to Section 10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

        The Mortgage Loans have an aggregate principal balance as of the Cut-off Date of $265,556,922.16.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

Section 1.01...Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

     Adjustable Rate Certificates: Any of the Class A-6, Class A-7, Class A-8, Class A-9 or Class A-9A Certificates.

        Bankruptcy Amount: As of any date of determination prior to the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of (A) $111,435 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement. As of any date of determination on or after the first anniversary of the Cut-off Date, an amount equal to the excess, if any, of

               (1) the lesser of (a) the Bankruptcy Amount calculated as of the close of business on the Business Day immediately preceding the most recent anniversary of the Cut-off Date coinciding with or preceding such date of determination (or, if such date of determination is an anniversary of the Cut-off Date, the Business Day immediately preceding such date of determination) (for purposes of this definition, the "Relevant Anniversary") and (b) the greater of

                      (A) the greater of (i) 0.0006 times the aggregate principal balance of all the Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary (other than Additional Collateral Loans) having a Loan-to-Value Ratio at origination which exceeds 75% and (ii) $100,000; and

                      (B) the greater of (i) the product of (x) an amount  equal to the largest difference in the related Monthly Payment for any Non-Primary Residence Loan remaining in the Mortgage Pool (other than Additional Collateral Loans) which had an original Loan-to-Value Ratio of 80% or greater that would result if the Net Mortgage Rate thereof was equal to the weighted average (based on the principal balance of the Mortgage Loans as of the Relevant Anniversary) of the Net Mortgage Rates of all Mortgage Loans as of the Relevant Anniversary less 1.25% per annum, (y) a number equal to the weighted average remaining term to maturity, in months, of all Non-Primary Residence Loans remaining in the Mortgage Pool as of the Relevant Anniversary, and (z) one plus the quotient of the number of all Non-Primary Residence Loans remaining in the Mortgage Pool divided by the total number of Outstanding Mortgage Loans in the Mortgage Pool as of the Relevant Anniversary, and (ii) $50,000,

               over (2) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Relevant Anniversary.

        The Bankruptcy Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency (without giving effect to the Certificate Policy in the case of the Insured Certificates) below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee and to the Certificate Insurer.

        Certificate:  Any Class A, Class M, Class B or Class R Certificate.

        Certificate Account: The separate account or accounts created and maintained pursuant to Section 4.01 of the Standard Terms, which shall be entitled "Bankers Trust Company, as trustee, in trust for the registered holders of Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2001-QS17" and which must be an Eligible Account.

     Certificate Insurance Account: The account established pursuant to Section 12.02(b) of this Series Supplement.

     Certificate Insurance Payment: Any payment made by the Certificate Insurer with respect to any Insured Certificates under the Certificate Policy.

        Certificate Insurer: MBIA Insurance Corporation, a stock insurance company organized and created under the laws of the State of New York, and any successors thereto, issuer of the Certificate Policy.

        Certificate Insurer Default: The existence and continuance of a failure by the Certificate Insurer to make a payment required under the Certificate Policy in accordance with its terms.

     Certificate Policy: The Certificate Guaranty Insurance Policy (No. 36811) issued by the Certificate Insurer for the benefit of the Holders of any Insured Certificates, including any endorsements thereto, attached hereto as Exhibit Six.

     Certificate Principal Balance: With respect to each Certificate (other than any Interest Only Certificate), on any date of determination, an amount equal to:

          (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, minus

         (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;

provided, however, that solely for the purpose of determining the Certificate Insurer's rights as subrogee to the Insured Certificateholders, the Certificate Principal Balance of any Insured Certificate shall be deemed to not be reduced by any principal amounts paid to the Holder thereof from Certificate Insurance Payments, unless such amounts have been reimbursed to the Certificate Insurer pursuant to Section 4.02(a)(xvi) or Section 4.02(e); and provided further, that the Certificate Principal Balance of the Class of Subordinate Certificates with the Lowest Priority at any given time shall be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of
(A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding.

        Class A Certificate: Any one of the Class A-1, Class A-2, Class A-2A, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-9A, Class A-10, Class A-11, Class A-V or Class A-P Certificates,
executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A.

     Class R Certificate: Any one of the Class R-I Certificates and Class R-II Certificates.

        Class R-I Certificate: Any one of the Class R-I Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC I for purposes of the REMIC Provisions.

        Class R-II Certificate: Any one of the Class R-II Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit D and evidencing an interest designated as a "residual interest" in REMIC II for purposes of the REMIC Provisions.

        Closing Date:  November 29, 2001.

     Commitment Letter: The letter, dated November 28, 2001, between the Certificate Insurer and the Underwriter, relating to the Certificate Policy.

     Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at 1761 East St. Andrew Place, Santa Ana, California 92705-4934, Attention: Residential Funding Corporation Series 2001-QS17.

        Cumulative  Insurance  Payments:  As of any time of  determination,  the aggregate of all Certificate Insurance Payments previously made by the Certificate Insurer under the Certificate Policy minus the aggregate of all payments previously made to the Certificate Insurer pursuant to Sections
4.02(a)(xvi) and 4.02(e) of this Series Supplement as reimbursement for Certificate Insurance Payments.

        Cut-off Date:  November 1, 2001.

        Deficiency Amount: With respect to the Insured Certificates and as of any Distribution Date, an amount equal to (a) any interest shortfall allocated to the Insured Certificates, except for (i) any Prepayment Interest Shortfalls allocated to the Insured Certificates that were not offset by the Master

Servicer and were otherwise covered by the Reserve Fund and (ii) any interest shortfalls relating to the application of the Relief Act allocated to the Insured Certificates that were otherwise covered by the Reserve Fund, (b) the principal portion of any Realized Losses allocated to the Insured Certificates and (c) the Certificate Principal Balance of the Insured Certificates to the extent unpaid on the Scheduled Final Distribution Date.

     Determination Date: With respect to any Distribution Date, the second Business Day prior to each Distribution Date.

        Discount Net Mortgage Rate:  6.50% per annum.

        Due Period: With respect to each Distribution Date and any Mortgage Loan, the period commencing on the second day of the month prior to the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

        Eligible Funds: On any Distribution Date, the portion, if any, of the Available Distribution Amount remaining after reduction by the sum of (i) the aggregate amount of Accrued Certificate Interest on the Senior Certificates,
(ii) the Senior  Principal  Distribution  Amount  (determined  without regard to
Section 4.02(a)(ii)(Y)(D) hereof), (iii) the Class A-P Principal Distribution Amount (determined without regard to Section 4.02(b)(i)(E) hereof) and (iv) the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

     Floater Certificates: Any one of the Class A-6 or Class A-9 Certificates.

        Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (X) prior to the first anniversary of the Cut-off Date an amount equal to 2.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement since the Cut-off Date up to such date of determination and (Y) from the first to, but not including, the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and
(b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall be zero.

        The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency (without giving effect to the Certificate Policy in the case of the Insured Certificates) and (ii) provide a copy of such written confirmation to the Trustee and the Certificate Insurer.

        Initial Monthly Payment Fund: $15,748, representing scheduled principal amortization and interest at the Net Mortgage Rate during the Due Period ending on December 1, 2001, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment.

        Initial Notional Amount: With respect to the Class A-2A Certificates, $151,440,000. With respect to the Class A-9A Certificates, $68,095,700. With respect to the Class A-V Certificates or Subclass thereof issued pursuant to
Section 5.01(c), the aggregate Cut-off Date Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC I Regular Interests Z represented by such Class or Subclass on such date.

        Initial Subordinate Class Percentage: With respect to each Class of Subordinate Certificates, an amount which is equal to the initial aggregate Certificate Principal Balance of the such Class of Subordinate Certificates divided by the aggregate Stated Principal Balance of all the Mortgage Loans as of the Cut-off Date as follows:

        Class M-1:  3.05%           Class B-1:  0.50%
        Class M-2:  0.90%           Class B-2:  0.30%
        Class M-3:  0.40%           Class B-3:  0.35%

        Insured Certificates: Any one of the Class A-4 Certificates.

     Insured Payment: With respect to any Insured Certificates, (a) as of any Distribution Date, any Deficiency Amount and (b) any Preference Amount.

        Interest Accrual Period: With respect to any Certificates (other than the Floater and Certificates and the Inverse Floater Certificates) and any Distribution Date, the calendar month preceding the month in which such
Distribution Date occurs. The Interest Accrual Period for the Floater Certificates and the Inverse Floater Certificates for any Distribution Date is the period beginning on the 25th day of the month preceding the month in which such Distribution Date occurs and ending on the 24th day of the month in which such Distribution Date occurs.

     Interest Only Certificates: Any one of the Class A-2A, Class A-9A or Class A-V Certificates. The Interest Only Certificates will have no Certificate Principal Balance.

     Inverse Floater Certificates: Any one of the Class A-7, Class A-8 or Class A-9A Certificates.

        Lockout Certificates:  Any one of the Class A-11 Certificates.

        Lockout Percentage: For any Distribution Date occurring prior to the Distribution Date in December 2006 will be 0%, and for any Distribution Date thereafter, as follows: 30% for any Distribution Date on or after December 2006 and prior to December 2007; 40% for any Distribution Date on or after December 2007 and prior to December 2008; 60% for any Distribution Date on or after December 2008 and prior to December 2009; 80% for any Distribution Date on or after December 2009 and prior to December 2010; and 100% for any Distribution Date thereafter.

     Maturity Date: November 25, 2031, the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan.

        Mortgage Loan Schedule: The list or lists of the Mortgage Loans attached hereto as Exhibit One (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list or lists shall set forth the following information as to each Mortgage Loan:

(i)     the Mortgage Loan identifying number ("RFC LOAN #");

(ii)    the maturity of the Mortgage Note ("MATURITY DATE");

(iii)   the Mortgage Rate ("ORIG RATE");

(iv)    the Subservicer pass-through rate ("CURR NET");

(v)     the Net Mortgage Rate ("NET MTG RT");

(vi)    the Pool Strip Rate ("STRIP");

(vii)the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL P & I");

(viii)  the Cut-off Date Principal Balance ("PRINCIPAL BAL");

(ix)    the Loan-to-Value Ratio at origination ("LTV");

(x) the rate at which the Subservicing Fee accrues ("SUBSERV FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

(xi) a code "T," "BT" or "CT" under the column "LN FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence; and

(xii)a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information required.

        Notional Amount: As of any Distribution Date, (i) with respect to the Class A-2A Certificates, an amount equal to the product of 1.79261363636364 multiplied by the sum of the Certificate Principal Balances of the Class A-2 Certificates and Class A-3 Certificates immediately prior to such date, (ii) with respect to the Class A-9A Certificates, an amount equal to the Certificate Principal Balance of the Class A-9 Certificates immediately prior to such date and (iii) with respect to any Class A-V Certificates or Subclass thereof issued pursuant to Section 5.01(c), the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC I Regular Interests Z represented by such Class or Subclass immediately prior to such date.

        Pass-Through Rate: With respect to the Senior Certificates (other than the Floater Certificates, Inverse Floater Certificates, Class A-V Certificates and Class A-P Certificates), Class M Certificates and Class B Certificates and any Distribution Date, the per annum rates set forth in the Preliminary Statement hereto. With respect to the Class A-6 Certificates and the initial Interest Accrual Period, 3.48125% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to 0.95000% plus LIBOR, subject to a maximum rate of 8.50000% per annum and a minimum rate of 0.95000% per annum. With respect to the Class A-7 Certificates and the initial Interest Accrual Period, 10.00000% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to 137.27273% minus the product of 18.18182 multiplied by LIBOR, subject to a maximum rate of 10.00000% per annum and a minimum rate of 0.00000% per annum. With respect to the Class A-8 Certificates and the initial Interest Accrual Period, 10.55791% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to 16.538264% minus the product of
2.36261 multiplied by LIBOR, subject to a maximum rate of 16.538264% per annum and a minimum rate of 0.00000% per annum. With respect to the Class A-9 Certificates and the initial Interest Accrual Period, 3.16250% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to 0.60000% plus LIBOR, subject to a maximum rate of 8.00000% per annum and a minimum rate of 0.60000% per annum. With respect to the Class A-9A Certificates and the initial Interest Accrual Period, 4.83750% per annum, and as to any Interest Accrual Period thereafter, a per annum rate equal to 7.40000% minus LIBOR, subject to a maximum rate of 7.40000% per annum and a minimum rate of 0.00000% per annum. With respect to the Class A-V Certificates (other than any Subclass thereof) and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or, with respect to the initial Distribution Date, at the close of business on the Cut-off Date). With respect to the Class A-V Certificates and the initial Distribution Date the Pass-Through Rate is equal to 0.6776% per annum. With respect to any Subclass of Class A-V Certificates and any Distribution Date, a rate equal to the weighted average, expressed as a percentage, of the Pool Strip Rates of all Mortgage Loans corresponding to the Uncertificated REMIC I Regular Interests Z represented by such Subclass as of the Due Date in the related Due Period, weighted on the basis of the respective Stated Principal Balances of such Mortgage Loans as of the day immediately preceding such Distribution Date (or with respect to the initial Distribution Date, at the close of business on the Cut-off Date). The Principal Only Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

        Planned Principal Balance: With respect to any of the Class A-1, Class A-2 and Class A-3 Certificates and any Distribution Date, the amount set forth in Exhibit Five opposite such date.

        Preference Amount:  As defined in the Certificate Policy.

        Prepayment Assumption: The prepayment assumption to be used for determining the accrual of original issue discount and premium and market discount on the Certificates for federal income tax purposes, which assumes a constant prepayment rate of 4.0% per annum of the then outstanding principal balance of the related Mortgage Loans in the first month of the life of such

Mortgage Loans and an additional 1.090909% per annum in each month thereafter until the twelfth month, and beginning in the twelfth month and in each month thereafter during the life of the Mortgage Loans, a constant prepayment rate of 16.0% per annum.

        Prepayment  Distribution  Percentage:  With respect to any  Distribution
Date  and  each  Class  of  Subordinate   Certificates,   under  the  applicable
circumstances set forth below, the respective percentages set forth below:

        (i) For any Distribution Date prior to the Distribution Date in December 2006 (unless the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates), have been reduced to zero), 0%.

        (ii) For any Distribution Date not discussed in clause (i) above on which any Class of Subordinate Certificates are outstanding:

                      (a) in the case of the Class of  Subordinate  Certificates then outstanding with the Highest Priority and each other Class of Subordinate Certificates for which the related Prepayment Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Subordinate Certificates then outstanding with the Highest
               Priority and (2) all other Classes of Subordinate Certificates for which the respective Prepayment Distribution Triggers have been satisfied; and

                      (b) in  the  case  of  each  other  Class  of  Subordinate
               Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

     (iii)Notwithstanding the foregoing, if the application of the foregoing percentages on any Distribution Date as provided in Section 4.02 of this Series Supplement (determined without regard to the proviso to the definition of "Subordinate Principal Distribution Amount") would result in a distribution in respect of principal of any Class or Classes of Subordinate Certificates in an amount greater than the remaining Certificate Principal Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal
          Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Subordinate Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment Distribution Percentages of the Maturing Class or Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment

          Percentage"); and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph
          (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

     Principal Only Certificates: Any one of the Class A-5 Certificates or Class A-P Certificates.

        Related Classes: As to any Uncertificated REMIC I Regular Interest, those classes of Certificates identified as "Related Classes of Certificates" to such Uncertificated REMIC I Regular Interest in the definition of Uncertificated REMIC I Regular Interest.

     Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time.

     Relief Act Shortfalls: Shortfalls in interest payable by a Mortgagor that is not collectible from the Mortgagor pursuant to the Relief Act.

     REMIC I: The segregated pool of assets, with respect to which a REMIC election is to be made, consisting of:

               (i)    the Mortgage Loans and the related Mortgage Files,

               (ii) all payments and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account (but not in the Reserve Fund) and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any Additional Collateral Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

               (iii) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

               (iv) the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Mortgage Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to Section
                      2.01 herein,

               (v)  with  respect  to  the  Insured   Certificates   only,   the
                    Certificate Policy; and

               (vi)   all proceeds of clauses (i) through (v) above.

        REMIC I Certificates:  The Class R-I Certificates.

        REMIC II: The segregated pool of assets consisting of the Uncertificated REMIC I Regular Interests conveyed in trust to the Trustee for the benefit of the holders of each Class of Certificates (other than the Class R-I Certificates) pursuant to Section 2.06, with respect to which a separate REMIC election is to be made.

     REMIC II Certificates: Any Class of Certificates (other than the Class R-I Certificates).

        Reserve Fund: Any one or more segregated trust accounts that are Eligible Accounts, which shall be titled "Reserve Fund, Bankers Trust Company, as trustee for the registered holders of Residential Accredit Loans, Inc., Mortgage Asset-Backed Pass-Through Certificates, Series 2001-QS17, Class A-4."

        Reserve Fund Deposit: $5,000.

        Reserve Fund Withdrawal: As defined in Section 4.09.

        Scheduled Final Distribution Date:  November 25, 2031.

        Senior  Certificate:  Any one of the  Class A  Certificates  or  Class R
Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed to the Standard Terms as Exhibit A and Exhibit D.

        Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Senior Certificates (other than the Class A-P Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Senior Principal Distribution Amount: As to any Distribution Date before the Credit Support Depletion Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i) and Section 4.02(a)(ii)(X) of this Series Supplement and (b) the sum of the amounts required to be distributed to the Senior Certificateholders on such Distribution Date pursuant to Sections 4.02(a)(ii)(Y), 4.02(a)(xvi) and 4.02(a)(xvii) of this Series Supplement. As to any Distribution Date on or after the Credit Support Depletion Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of (i) all amounts required to be distributed pursuant to Section 4.02(a)(i) and (ii) the amount required to be distributed to the Class A-P Certificateholders pursuant to Section 4.02(c) of this Series Supplement, and (b) the sum of the amounts required to be distributed to the Senior Certificateholders on such Distribution Date pursuant to Sections 4.02(a)(ii)(Y), 4.02(a)(xvii) and 4.02(a)(xviii) of this Series Supplement.

        Special Hazard Amount: As of any Distribution Date, an amount equal to $2,655,569 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 of this Series Supplement and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of (i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and (iii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution
Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 34.9% (which percentage is equal to the percentage of Mortgage Loans by aggregate principal balance initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) located in the State of California.

        The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency (without giving effect to the Certificate Policy in the case of the Insured Certificates) below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and (ii) provide a copy of such written confirmation to the Trustee and the Certificate Insurer.

        Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Subordinate Certificates, (a) the sum of (i) the product of (x) the related Subordinate Class Percentage for such Class and
(y) the aggregate of the amounts calculated (without giving effect to the related Senior Percentages) for such Distribution Date under clauses (1), (2) and (3) of Section 4.02(a)(ii)(Y)(A); (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Subordinate Certificates then outstanding, of the principal collections described in Section 4.02(a)(ii)(Y)(B)(b) (without giving effect to the Senior Accelerated Distribution Percentage) to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage and (y) the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to a Discount Mortgage Loan) to the extent not payable to the Senior Certificates;

(iv) if such Class is the Class of Subordinate Certificates with the Highest Priority, any Excess Subordinate Principal Amount for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a Class of Subordinate Certificates minus (b) with respect to the Class of Subordinate Certificates with the Lowest Priority, any Excess Subordinate Principal Amount for such Distribution Date; provided, however, that the Subordinate Principal Distribution Amount for any Class of Subordinate Certificates on any Distribution Date shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

        Trust Fund: The assets of REMIC I and the Reserve Fund.

        Uncertificated Accrued Interest: With respect to each Distribution Date,
(i) as to each Uncertificated REMIC I Regular Interest other than each Uncertificated REMIC I Regular Interest Z, an amount equal to the aggregate amount of Accrued Certificate Interest that would result under the terms of the definition thereof on the Related Classes of Certificates if the Pass-Through Rate on such Classes were equal to the Uncertificated Pass-Through Rate on such Uncertificated REMIC I Regular Interest, (ii) as to each Uncertificated REMIC I Regular Interest Z and each Uncertificated REMIC II Regular Interest Z, an amount equal to one month's interest at the Pool Strip Rate of the related Mortgage Loan on the principal balance of such Mortgage Loan reduced by such Interest's pro-rata share of any prepayment interest shortfalls or other reductions of interest allocable to the Class A-V Certificates.

        Uncertificated Pass-Through Rate: With respect to each of the Uncertificated REMIC I Regular Interests the per annum rate specified in the definition of Uncertificated REMIC I Regular Interests. With respect to each Uncertificated REMIC I Regular Interest Z and each Uncertificated REMIC II Regular Interest Z, the Pool Strip Rate for the related Mortgage Loan.

        Uncertificated Principal Balance: With respect to each Uncertificated REMIC I Regular Interest, as defined in the definition of Uncertificated REMIC I Regular Interest.

        Uncertificated REMIC I Regular Interests: The Uncertificated REMIC I Regular Interests Z together with the interests identified in the table below, each representing an undivided beneficial ownership interest in REMIC I, and having the following characteristics:

     1. The principal balance from time to time of each Uncertificated REMIC I Regular Interest identified in the table below shall be the amount identified as the Initial Principal Balance thereof in such table, minus (ii) the sum of (x) the aggregate of all amounts previously deemed distributed with respect to such interest and applied to reduce the Uncertificated Principal Balance thereof pursuant to Section 10.04(a)(ii) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses that were previously deemed allocated to the Uncertificated Principal Balance of such Uncertificated REMIC I Regular Interest pursuant to Section 10.04(d), which equals the aggregate principal balance of the Classes of Certificates identified as related to such Uncertificated REMIC I Regular Interest in such table.

        2. The Uncertificated Pass-Through Rate for each Uncertificated REMIC I Regular Interest identified in the table below shall be the per annum rate set forth in the Pass-Through Rate column of such table.

        3. The Uncertificated REMIC I Distribution Amount for each REMIC I Regular Interest identified in the table below shall be, for any Distribution Date, the amount deemed distributed with respect to such Uncertificated REMIC I Regular Interest on such
                Distribution   Date  pursuant  to  the   provisions  of  Section
                10.04(a).


----------------------- --------------------------------- ------------------- -------------------
 Uncertificated REMIC   Related Classes of Certificates   Pass-Through Rate   Initial Principal
  I Regular Interest                                                               Balance
----------------------- --------------------------------- ------------------- -------------------
----------------------- --------------------------------- ------------------- -------------------
          U             Class A-1, Class A-4, Class A-5   5.75%                  $ 36,700,000.00
----------------------- --------------------------------- ------------------- -------------------
----------------------- --------------------------------- ------------------- -------------------
          V             Class A-2, Class A-2A, Class A-3  5.75%                  $ 84,480,000.00
----------------------- --------------------------------- ------------------- -------------------
----------------------- --------------------------------- ------------------- -------------------
          W             Class A-9, Class A-9A             8.00%                  $ 68,095,700.00
----------------------- --------------------------------- ------------------- -------------------
----------------------- --------------------------------- ------------------- -------------------
          X             Class A-P                         0.00%                    $   63,337.06
----------------------- --------------------------------- ------------------- -------------------
----------------------- --------------------------------- ------------------- -------------------
          Y             Class A-6, Class A-7, Class       6.50%                  $ 76,217,785.10
                        A-8, Class A-10, Class A-11,
                        Class R-II, Class M-1, Class
                        M-2, Class M-3, Class B-1,
                        Class B-2, Class B-3
----------------------- --------------------------------- ------------------- -------------------

        Uncertificated REMIC I Regular Interests Z: Each of the 1,270 uncertificated partial undivided beneficial ownership interests in the Trust Fund, numbered sequentially from 1 to 1,270, each relating to the particular Mortgage Loan identified by such sequential number on the Mortgage Loan Schedule, each having no principal balance, and each bearing interest at the respective Pool Strip Rate on the Stated Principal Balance of the related Mortgage Loan.

        Uncertificated REMIC I Regular Interests Z Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interests Z for such Distribution Date pursuant to Section 10.04(a).

        Uncertificated REMIC I Regular Interest Distribution Amounts: With respect to each Uncertificated REMIC I Regular Interest, other than the Uncertificated REMIC I Regular Interests Z, the amount specified as the Uncertificated REMIC I Regular Interest Distribution Amount with respect thereto in the definition of Uncertificated REMIC I Regular Interests. With respect to the Uncertificated REMIC I Regular Interests Z, the Uncertificated REMIC I Regular Interests Z Distribution Amount.

        Uncertificated   REMIC  II  Regular  Interests  Z:  Each  of  the  1,270
uncertificated partial undivided beneficial ownership interests in REMIC II numbered sequentially from 1 through 1,270 each relating to the identically numbered Uncertificated REMIC I Regular Interests Z, each having no principal balance and bearing interest at a rate equal to the related Pool Strip Rate on the Stated Principal Balance of the Mortgage Loan related to the identically numbered Uncertificated REMIC I Regular Interests Z, comprising such
Uncertificated REMIC II Regular Interest's pro rata share of the amount distributed pursuant to Sections 10.04(a).

        Uncertificated REMIC II Regular Interests Distribution Amount: With respect to any Distribution Date, the sum of the amounts deemed to be distributed on the Uncertificated REMIC I Regular Interests Z for such Distribution Date pursuant to Section 10.04(a).

        Underwriter:  Bear, Stearns & Co. Inc.

Section 1.02...Use of Words and Phrases.

        "Herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definitions set forth herein include both the singular and the plural.

        Section 1.03. Determination of LIBOR.

        LIBOR applicable to the calculation of the Pass-Through Rates on the Floater Certificates and Inverse Floater Certificates, if any, for any Interest Accrual Period (other than the initial Interest Accrual Period) will be determined as described below:

        On each Distribution Date, LIBOR shall be established by the Trustee and, as to any Interest Accrual Period, will equal the rate for one month United States dollar deposits that appears on the Telerate Screen Page 3750 of the Bridge Telerate Capital Markets Report as of 11:00 a.m., London time, on the second LIBOR Business Day prior to the first day of such Interest Accrual Period ("LIBOR Rate Adjustment Date"). "Telerate Screen Page 3750" means the display designated as page 3750 on the Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks). If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, LIBOR shall be so established by use of such other service for displaying LIBOR or comparable rates as may be selected by the Trustee after consultation with the Master Servicer), the rate will be the Reference Bank Rate. The "Reference Bank Rate" will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which shall be any three major banks that are engaged in transactions in the London interbank market, selected by the Trustee after consultation with the Master Servicer) as of 11:00 a.m., London time, on the day that is one LIBOR Business Day prior to the immediately preceding Distribution Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Floater Certificates and Inverse Floater Certificates then outstanding. The Trustee will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two such quotations are provided, the rate will be the arithmetic mean of the quotations rounded up to the next multiple of 1/16%. If on such date fewer than two quotations are provided as requested, the rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trustee after consultation with the Master Servicer, as of 11:00 a.m., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Certificate Principal Balance of the Adjustable Rate Certificates then outstanding. If no such quotations can be obtained, the rate will be LIBOR for the prior Distribution Date, or, in the case of the first
LIBOR Rate Adjustment Date, 2.53125% with respect to the Class A-6, Class A-7 and Class A-8 Certificates, and 2.56250% per annum with respect to the Class A-9 Certificates and Class A-9A Certificates; provided however, if, under the priorities described above, LIBOR for a Distribution Date would be based on LIBOR for the previous Distribution Date for the third consecutive Distribution Date, the Trustee shall select an alternative comparable index (over which the Trustee has no control), used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent party. "LIBOR Business Day" means any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the city of London, England are required or authorized by law to be closed.

        The establishment of LIBOR by the Trustee on any LIBOR Rate Adjustment Date and the Trustee's subsequent calculation of the Pass-Through Rates applicable to each of the Floater Certificates and Inverse Floater Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding.

        Promptly following each LIBOR Rate Adjustment Date the Trustee shall supply the Master Servicer with the results of its determination of LIBOR on such date. Furthermore, the Trustee will supply to any Certificateholder so requesting by telephone the Pass-Through Rates on each of the Floater Certificates and Inverse Floater Certificates for the current and the immediately preceding Interest Accrual Period.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;

                       ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01. Conveyance of Mortgage Loans. (See Section 2.01 of the Standard Terms)

Section 2.02.  Acceptance by Trustee.  (See Section 2.02 of the Standard Terms)

Section 2.03.  Representations, Warranties and Covenants
                      of the Master Servicer and the Company.

(a) For  representations,  warranties and covenants of the Master Servicer,  see
Section 2.03(a) of the Standard Terms.

(b) The Company hereby represents and warrants to the Trustee for the benefit of Certificateholders that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

(i) No Mortgage Loan is 30 or more days Delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so Delinquent more than once in the 12-month period prior to the Cut-off Date;

(ii) The information set forth in Exhibit One hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

(iii) The Mortgage Loans are fully-amortizing, fixed-rate mortgage loans with level Monthly Payments due on the first day of each month and terms to maturity at origination or modification of not more than 30 years;

(iv) To the best of the Company's knowledge, except in the case of five Mortgage Loans representing approximately 0.2% of the Mortgage Loans, if a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary Insurance Policy that insures (a) at least 35% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 100.00% and 95.01%, (b) at least 30% of the Stated Principal Balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, (c) at least 25% of such balance if the Loan-to-Value Ratio is between 90.00% and 85.01% and (d) at least 12% of such balance if the Loan-to-Value Ratio is between 85.00% and 80.01%. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

(v) The issuers of the Primary Insurance Policies are insurance companies whose claims-paying abilities are currently acceptable to each Rating Agency;

(vi) No more than 0.7% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area in California and no more than 0.5% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California;

(vii) The improvements upon the Mortgaged Properties are insured against loss by fire and other hazards as required by the Program Guide, including flood insurance if required under the National Flood Insurance Act of 1968, as amended. The Mortgage requires the Mortgagor to maintain such casualty insurance at the Mortgagor's expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's expense and to seek reimbursement therefor from the Mortgagor;

(viii) Immediately prior to the assignment of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

(ix) Approximately 56.75% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a reduced loan documentation program, approximately 15.54% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no-stated income program, and approximately 2.93% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a no income/no asset program;

(x) Except with respect to approximately 13.56% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date, the Mortgagor represented in its loan application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied;

(xi)    None of the Mortgage Loans is a Buy-Down Mortgage Loan;

(xii)   Each  Mortgage  Loan  constitutes  a qualified  mortgage  under  Section
        860G(a)(3)(A)   of   the   Code   and   Treasury   Regulations   Section
        1.860G-2(a)(1);

(xiii) A policy of title insurance was effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect, unless the Mortgaged Properties are located in the State of Iowa and an attorney's certificate has been provided as described in the Program Guide;

(xiv) None of the Mortgage Loans is a Cooperative Loan; with respect to a Mortgage Loan that is a Cooperative Loan, the Cooperative Stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

(xv) With respect to each Mortgage Loan originated under a "streamlined" Mortgage Loan program (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or (b) the Loan-to-Value Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines;

(xvi)Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

(xvii) One of the Mortgage Loans contains in the related Mortgage File a Destroyed Mortgage Note;

(xviii) No more than 0.2% of the Mortgage  Loans by aggregate  Stated  Principal
        Balance as of the Cut-off Date will have been made to International Borrowers, and no such Mortgagor is a member of a foreign diplomatic mission with diplomatic rank;

(xix) No Mortgage Loan provides for payments that are subject to reduction by withholding taxes levied by any foreign (non-United States) sovereign government; and

(xx) None of the Mortgage Loans are Additional Collateral Loans and none of the Mortgage Loans are Pledged Asset Loans.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by any of the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. Any such substitution shall be effected by the Company under the same terms and conditions as provided in
Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of the Certificateholders.

Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this
Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

Section 2.04. Representations and Warranties of Sellers. (See Section 2.04 of the Standard Terms)

Section  2.05.   Execution  and  Authentication  of   Certificates/Issuance   of
     Certificates Evidencing Interests in REMIC I Certificates.

        The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund and/or the applicable REMIC, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company, has executed and caused to be authenticated and delivered to or upon the order of the Company the Class R-I Certificates in authorized denominations which together with the Uncertificated REMIC I Regular Interests, evidence ownership of REMIC I.

Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.

        The Company, as of the Closing Date, and concurrently with the execution and delivery hereof, does hereby assign without recourse all the right, title and interest of the Company in and to the Uncertificated REMIC I Regular Interests to the Trustee for the benefit of the Holders of each Class of Certificates (other than the Class R-I Certificates). The Trustee acknowledges receipt of the Uncertificated REMIC I Regular Interests and declares that it holds and will hold the same in trust for the exclusive use and benefit of all present and future Holders of each Class of Certificates (other than the Class R-I Certificates). The rights of the Holders of each Class of Certificates (other than the Class R-I Certificates) to receive distributions from the proceeds of REMIC II in respect of such Classes, and all ownership interests of the Holders of such Classes in such distributions, shall be as set forth in this Agreement.

Section 2.07. Issuance of Certificates Evidencing Interest in REMIC II.

        The Trustee acknowledges the assignment to it of the Uncertificated REMIC I Regular Interests and, concurrently therewith and in exchange therefor, pursuant to the written request of the Company executed by an officer of the Company, the Trustee has executed and caused to be authenticated and delivered to or upon the order of the Company, all Classes of Certificates (other than the Class R-I Certificates) in authorized denominations, which evidence ownership of the entire REMIC II.

Section 2.08. Purposes and Powers of the Trust. (See Section 2.08 of the Standard Terms)

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING

                                OF MORTGAGE LOANS

                     (SEE ARTICLE III OF THE STANDARD TERMS)

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.  (See Section 4.01 of the Standard Terms)

Section 4.02.  Distributions.

(a) On each Distribution Date (x) the Master Servicer on behalf of the Trustee or (y) the Paying Agent appointed by the Trustee, shall distribute to the Master Servicer, in the case of a distribution pursuant to Section 4.02(a)(iii) below, the amount required to be distributed to the Master Servicer or a Sub-Servicer pursuant to Section 4.02(a)(iii) below, to the Certificate Insurer, in the case of a distribution pursuant to Section 4.02(a)(xvi) below, the amount required to be distributed to the Certificate Insurer pursuant to Section 4.02(a)(xvi), and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (which share (A) with respect to each Class of Certificates (other than any Subclass of the Class A-V Certificates), shall be based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder or (B) with respect to any Subclass of the Class A-V Certificates, shall be equal to the amount (if any) distributed pursuant to Section 4.02(a)(i) below to each Holder of a Subclass thereof) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b), (c) and (e) below), in each case to the extent of the Available Distribution Amount together with, as to any Insured Certificate, any Reserve Fund Withdrawal pursuant to Section
4.09 of this Series Supplement and any Insured Payment pursuant to Section 12.02 of this Series Supplement:

               (i) to the Senior Certificates (other than the Class A-P Certificates), on a pro rata basis based on Accrued Certificate Interest payable on such Certificates with respect to such Distribution Date, Accrued Certificate Interest on such Classes of Certificates (or Subclasses, if any, with respect to the Class A-V Certificates) for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a); and

               (ii) (X) to the Class A-P  Certificates,  the Class A-P Principal
        Distribution  Amount  (applied  to  reduce  the  Certificate   Principal
        Balances of such Senior Certificates); and

                      (Y) to the Senior  Certificates  (other than the Class A-P
        Certificates), in the priorities and amounts set forth in Section 4.02(b), (c) and (e), the sum of the following (applied to reduce the Certificate Principal Balances of such Senior Certificates, as applicable):

(A) the Senior Percentage for such Distribution Date times the sum of the following:

(1) the principal portion of each Monthly Payment due during the related Due Period on each Outstanding Mortgage Loan (other than the related Discount Fraction of the principal portion of such payment with respect to a Discount Mortgage Loan), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service Reduction (other than the related Discount Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

(2) the Stated Principal Balance of any Mortgage Loan repurchased during the preceding calendar month (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section 2.02, 2.03, 2.04 or
     4.07 and the amount of any shortfall deposited in the Custodial Account in connection with the substitution of a Deleted Mortgage Loan pursuant to
     Section 2.03 or 2.04 during the preceding calendar month (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to each Discount Mortgage Loan); and

(3)  the  principal  portion of all other  unscheduled  collections  (other than
     Principal Prepayments in Full and Curtailments and amounts received in connection with a Cash Liquidation or REO Disposition of a Mortgage Loan described in Section 4.02(a)(ii)(Y)(B) of this Series Supplement, including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) received during the preceding calendar month (or deemed to have been so received in accordance with Section 3.07(b) of the Standard Terms) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to each Discount Mortgage Loan);

(B) with respect to each Mortgage Loan for which a Cash Liquidation or a REO Disposition occurred during the preceding calendar month (or was deemed to have occurred during such period in accordance with Section 3.07(b) of the Standard Terms) and did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated Principal Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated Principal Balance, with respect to each Discount Mortgage Loan) and (b) the Senior Accelerated

     Distribution Percentage for such Distribution Date times the related unscheduled collections (including without limitation Insurance Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage Loan pursuant to Section 3.14 of the Standard Terms (in each case other than the portion of such unscheduled collections, with respect to a Discount Mortgage Loan, included in Section 4.02(b)(i)(C) of this Series Supplement);

(C)            the  Senior   Accelerated   Distribution   Percentage   for  such
               Distribution Date times the aggregate of all Principal Prepayments in Full received in the related Prepayment Period and Curtailments received in the preceding calendar month (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to each Discount Mortgage
               Loan);

(D)     any Excess Subordinate Principal Amount for such Distribution Date; and

(E)            any amounts described in subsection (ii)(Y), clauses (A), (B) and
               (C) of this Section 4.02(a), as determined for any previous Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized Losses which have been allocated to the Subordinate Certificates;

               (iii) if the Certificate Principal Balances of the Subordinate Certificates have not been reduced to zero, to the Master Servicer or a Sub-Servicer, by remitting for deposit to the Custodial Account, to the extent of and in reimbursement for any Advances or Sub-Servicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses;

               (iv) to the Holders of the Class M-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (v) to the Holders of the Class M-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(vii), (ix), (xi),
        (xiii), (xiv) and (xv) of this Series Supplement are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1 Certificates;

               (vi) to the Holders of the Class M-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (vii) to the Holders of the Class M-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a) (ix), (xi),
        (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2 Certificates;

               (viii) to the Holders of the Class M-3 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (ix) to the Holders of the Class M-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xi),
        (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-3 Certificates;

               (x) to the Holders of the Class B-1 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (xi) to the Holders of the Class B-1 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiii),
        (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-1 Certificates;

               (xii) to the Holders of the Class B-2 Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

               (xiii) to the Holders of the Class B-2 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections 4.02(a)(xiv) and
        (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class B-2 Certificates;

               (xiv) to the  Holders  of the Class B-3  Certificates,  an amount equal to (x) the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below, minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates, to the extent the amounts available pursuant to clause (x) of
        Section 4.02(a) (xv) are insufficient therefor;

               (xv) to the Holders of the Class B-3 Certificates, an amount equal to (x) the Subordinate Principal Distribution Amount for such Class of Certificates for such Distribution Date minus (y) the amount of any Class A-P Collection Shortfalls for such Distribution Date or remaining unpaid for all previous Distribution Dates applied in reduction of the Certificate Principal Balance of the Class B-3 Certificates;

               (xvi) to the Certificate Insurer, as subrogee of the Insured Certificateholders, an amount necessary to reimburse the Certificate Insurer for claims paid under the Certificate Policy, to the extent of Cumulative Insurance Payments on the Insured Certificates;

               (xvii) to the Senior Certificates, on a pro rata basis in accordance with their respective outstanding Certificate Principal Balances, the portion, if any, of the Available Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate Principal Balances of such Senior Certificates, but in no event more than the aggregate of the outstanding Certificate Principal Balances of each such Class of Senior Certificates, and thereafter, to each Class of Subordinate Certificates then outstanding beginning with such Class with the Highest Priority, any portion of the Available Distribution Amount remaining after the Senior Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Subordinate Certificates, but in no event more than the outstanding Certificate Principal Balance of each such Class of Subordinate Certificates; and

               (xviii)to the Class R-I Certificates, the balance, if any, of the Available Distribution Amount.

        Notwithstanding the foregoing, on any Distribution Date, with respect to the Class of Subordinate Certificates outstanding on such Distribution Date with the Lowest Priority, or in the event the Subordinate Certificates are no longer outstanding, the Senior Certificates, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest was attributable to interest shortfalls relating to the failure of the Master Servicer to make any required Advance, or the determination by the Master Servicer that any proposed Advance would be a Nonrecoverable Advance with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition or the related Liquidation Proceeds, Insurance Proceeds and REO Proceeds have not yet been distributed to the Certificateholders.

(b) Distributions of principal on the Senior Certificates on each Distribution Date occurring prior to the Credit Support Depletion Date will be made as follows:

(i) first, to the Class A-P Certificates, until the Certificate Principal Balance thereof is reduced to zero, an amount (the "Class A-P Principal Distribution Amount") equal to the aggregate of:

(A) the related Discount Fraction of the principal portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

(B) the related Discount Fraction of the principal portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month or, in the case of Principal Prepayments in Full, during the related Prepayment Period (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including Principal Prepayments in Full, Curtailments and repurchases (including deemed repurchases under Section 3.07(b) of the Standard Terms) of Discount Mortgage Loans (or, in the case of a substitution of a Deleted Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

(C) in connection with the Cash Liquidation or REO Disposition of a Discount Mortgage Loan that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount Mortgage Loan immediately prior to such Distribution Date and (2) the aggregate amount of the collections on such Mortgage Loan to the extent applied as recoveries of principal;

(D) any amounts allocable to principal for any previous Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

(E) the amount of any Class A-P Collection Shortfalls for such Distribution Date and the amount of any Class A-P Collection Shortfalls remaining unpaid for all previous Distribution Dates, but only to the extent of the Eligible Funds for such Distribution Date; and

(ii) second, the Senior Principal Distribution Amount shall be distributed to the Class R-I Certificates and Class R-II Certificates, on a pro rata basis in proportion to their respective Certificate Principal Balances, until the Certificate Principal Balances thereof have been reduced to zero; and

(iii) third, the balance of the Senior Principal Distribution Amount remaining after the distribution described in Section 4.02(b)(ii) above shall be distributed in the following manner and priority:

(A) first, to the Lockout Certificates, until the Certificate Principal Balance of the Lockout Certificates has been reduced to zero, in an amount equal to the Lockout Percentage of the Lockout Certificates' pro rata share (based on the aggregate Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of all of the Certificates (other than the Class A-P Certificates)) of the aggregate of the collections described in clauses (A), (B), (C) and (E) of Section 4.02(a)(ii)(Y), without any application of the Senior Percentage or Senior Accelerated Distribution Percentage;

     provided  that,  if the  aggregate of the amounts set forth in clauses (A),
     (B), (C), (D) and (E) of Section 4.02(a)(ii)(Y) is more than the balance of the Available Distribution Amount remaining after the Accrued Certificate Interest on the Senior Certificates and the Class A-P Distribution Amount have been distributed, the amount paid to the Lockout Certificates pursuant to this clause (iii)(A) shall be reduced by an amount equal to the Lockout Certificates' pro rata share (based on the Certificate Principal Balance thereof relative to the aggregate Certificate Principal Balance of all classes of Senior Certificates (other than the Class A-P Certificates)) of such difference;

(B)     second, concurrently, as follows:

(1) 33.33333333324% of the Senior Principal Distribution Amount remaining after the distributions described in clauses (ii) and (iii)(A) of Section 4.02(b) to the Class A-9 Certificates, until the Certificate Principal Balance of the Class A-9 Certificates has been reduced to zero; and

(2) 66.66666666676% of the Senior Principal Distribution Amount remaining after the distributions described in clauses (ii) and (iii)(A) of Section 4.02(b), in the following order of priority:

                                    (a) to the Class A-1 Certificates, until the
                             Certificate Principal Balance of the Class A-1 Certificates has been reduced to its Planned Principal Balance for such Distribution Date set forth in the table entitled "Planned Principal Balances" attached to this Agreement as Exhibit Five;

                                    (b)  concurrently,  on a pro rata basis,  in
                             accordance with the amount necessary to reduce each such class to its respective Planned Principal Balance for such Distribution Date set forth in the table entitled "Planned Principal Balances" attached to this Agreement as Exhibit Five, to the Class A-2 Certificates and Class A-3 Certificates, until the Certificate Principal Balance of each of the Class A-2 Certificates and Class A-3
                             Certificates has been reduced to its respective Planned Principal Balance;

                                    (c)  concurrently,  on a pro rata basis,  in
                             accordance with their respective Certificate Principal Balances, to the Class A-4 Certificates and Class A-5 Certificates, until the Certificate Principal Balance of each of the Class A-4 Certificates and Class A-5 Certificates has been reduced to zero;

                                    (d)  concurrently,  on a pro rata basis,  in
                             accordance with their respective Certificate Principal Balances, to the Class A-6, Class A-7 and Class A-8 Certificates, until the Certificate Principal Balance of the each of the Class A-6, Class A-7 and Class A-8 Certificates has been reduced to zero;

                                    (e) to the Class A-1  Certificates,  without
                             regard to its Planned Principal Balance for such Distribution Date, until the Certificate Principal Balance of the Class A-1 Certificates has been reduced to zero; and

                                    (f)  concurrently,  on a pro rata basis,  in
                             accordance with their respective Certificate Principal Balances, to the Class A-2 Certificates and Class A-3 Certificates, without regard to their respective Planned Principal Balances for such Distribution Date, until the Certificate Principal Balance of each of the Class A-2 Certificates and Class A-3 Certificates has been reduced to zero;

(C) third, after the payments of principal made in accordance with clauses (ii), (iii)(A) and (iii)(B) of Section 4.02(b), to the Class A-10 Certificates, until the Certificate Principal Balance of the Class A-10 Certificates has been reduced to zero; and

(D) fourth, after the payments of principal made in accordance with clauses (ii) and (iii)(A) through (iii)(C) of Section 4.02(b), to the Lockout Certificates, until the Certificate Principal Balance of the Lockout Certificates has been reduced to zero.

Any amounts paid under the Certificate Policy pursuant to Section 12.02 in respect of principal shall be distributed to the Holders of the Insured Certificates only.

(c) On or after the Credit Support Depletion Date, all priorities relating to distributions as described in Section 4.02(b) above in respect of principal among the various classes of Senior Certificates (other than the Class A-P Certificates) will be disregarded, and (i) an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of the Discount Mortgage Loans will be distributed to the Class A-P Certificates, (ii) the Senior Principal Distribution Amount will be distributed to the remaining Senior Certificates (other than the Class A-P Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances and (iii) the amount set forth in Section 4.02(a)(i) will be distributed as set forth therein.

(d) After the reduction of the Certificate Principal Balances of the Senior Certificates (other than the Class A-P Certificates) to zero but prior to the Credit Support Depletion Date, the Senior Certificates (other than the Class A-P Certificates) will be entitled to no further distributions of principal thereon and the Available Distribution Amount will be paid solely to the holders of the Class A-P, Class A-V and Subordinate Certificates, in each case as described herein.

(e) In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized Loss, in the event that within two years of the date on which such Realized Loss was determined to have occurred the Master Servicer receives amounts, which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses, specifically related to such Mortgage Loan (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement and assigned to the Trustee pursuant to Section 2.04), the Master Servicer shall distribute such amounts to the applicable Certificateholders of the Class or Classes to which such Realized Loss was allocated (or to the Certificate Insurer, as subrogee for such Certificateholders, to the extent the Certificate Insurer made an Insured Payment and has not yet previously been reimbursed in respect of such Realized
Loss), if applicable (with the amounts to be distributed allocated among such Classes (or to the Certificate Insurer) in the same proportions as such Realized Loss was allocated), and within each such Class to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (or if such Class of Certificates is no longer outstanding, to the Certificateholders of record at the time that such Realized Loss was allocated); provided that no such distribution to any Class of Certificates of subsequent recoveries related to a Mortgage Loan shall exceed, either individually or in the aggregate and together with any other amounts paid in reimbursement therefor, the amount of the related Realized Loss that was allocated to such Class of Certificates. Notwithstanding the foregoing, no such distribution shall be made with respect to the Certificates of any Class to the extent that either
(i) such Class was protected against the related Realized Loss pursuant to any instrument or fund established under Section 11.01(e) or (ii) such Class of Certificates has been deposited into a separate trust fund or other structuring vehicle and separate certificates or other instruments representing interests therein have been issued in one or more classes, and any of such separate certificates or other instruments was protected against the related Realized Loss pursuant to any limited guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or a combination thereof. Any amount to be so distributed with respect to the Certificates of any Class shall be distributed by the Master Servicer to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution (i) with respect to the Certificates of any Class (other than the Class A-V Certificates), on a pro rata basis based on the Percentage Interest represented by each Certificate of such Class as of such Record Date and (ii) with respect to the Class A-V Certificates, to the Class A-V Certificates or any Subclass thereof in the same proportion as the related Realized Loss was allocated. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

(f) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be solely responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each

Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor.

(g) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that: (i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such Certificates at the office of the Trustee or as otherwise specified therein, and
(ii) no interest shall accrue on such Certificates from and after the end of the related Interest Accrual Period. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in Section 9.01(d).

Section 4.03. Statements to Certificateholders. (See Section 4.03 of the Standard Terms and Exhibit Three attached hereto)

Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.

        (a) Prior to the close of business on the Determination Date, the Master Servicer shall furnish a written statement to the Trustee, the Certificate
Insurer,  any  Paying  Agent and the  Company  setting  forth (i) the  Available
Distribution Amount, (ii) the amounts required to be withdrawn from the Custodial Account or Reserve Fund and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date and (iii) the amount of Cumulative Insurance Payments as of such Determination Date; provided, however, that the Master Servicer shall provide to the Trustee a written statement setting forth the portion of the Senior Principal Distribution Amount distributable to the Insured Certificates on any Distribution Date no later than 12:00 Noon New York time on the Business Day immediately preceding each Determination Date to enable the Trustee to notify the Certificate Insurer in accordance with Section 12.02.

        The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

        (b). (See Section 4.04(b) of the Standard Terms)

Section 4.05.  Allocation of Realized Losses.

        Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Servicing Modification, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period or, in the case of a Servicing Modification that constitutes a reduction of the interest rate on a Mortgage Loan, the amount of the reduction in the interest portion of the Monthly Payment due during the related Due Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if any such Realized Losses are on a Discount Mortgage Loan, to the Class A-P Certificates in an amount equal to the Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses on the Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among all Senior Certificates (other than the Class A-P Certificates) on a pro rata basis, as described below. The principal portion of any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on Discount Mortgage Loans will be allocated to the Class A-P Certificates in an amount equal to the Discount Fraction thereof and the remainder of the principal portion of such Realized Losses on Discount Mortgage Loans and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated among the Senior Certificates (other than the Class A-P Certificates) and Subordinate Certificates, on a pro rata basis, as described below. The interest portion of any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses will be allocated to all the Certificates on a pro rata basis.

        As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to the Subordinate Certificates then outstanding with the Lowest Priority shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses shall be made in proportion to the amount of Accrued Certificate Interest and by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage
Interests evidenced thereby; provided that if any Subclasses of the Class A-V Certificates have been issued pursuant to Section 5.01(c), such Realized Losses and other losses allocated to the Class A-V Certificates shall be allocated among such Subclasses in proportion to the respective amounts of Accrued Certificate Interest payable on such Distribution Date that would have resulted absent such reductions.

Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property. (See Section 4.06 of the Standard Terms)

Section 4.07. Optional Purchase of Defaulted Mortgage Loans. (See Section 4.07 of the Standard Terms)

Section 4.08.  Surety Bond. (See Section 4.08 of the Standard Terms)

Section 4.09.  Reserve Fund.

        No later than the Closing Date, the Trustee will establish and maintain the Reserve Fund. On the Closing Date the Underwriter shall deposit with the Trustee, and the Trustee shall deposit into the Reserve Fund, cash in an amount equal to the Reserve Fund Deposit.

        The Master Servicer shall direct the Trustee in writing on each Distribution Date to withdraw amounts on deposit in the Reserve Fund for deposit into the Certificate Account, and to pay to the holders of any Insured Certificates pursuant to Section 4.02(a), the amount of Prepayment Interest Shortfalls and Relief Act Shortfalls otherwise allocable to any Insured Certificates pursuant to the definition of Accrued Certificate Interest (to the extent not offset by the Master Servicer pursuant to Section 3.16(e) of this Series Supplement), and to the extent of funds on deposit in the Reserve Fund (the amount of such withdrawal for any Distribution Date, the "Reserve Fund Withdrawal").

        For federal income tax purposes, the Underwriter shall be the owner of the Reserve Fund and shall report all items of income, deduction, gain or loss arising therefrom. Notwithstanding anything herein to the contrary, the Reserve Fund shall not be an asset of any REMIC. The Reserve Fund shall be invested in Permitted Investments at the direction of the Underwriter. All income and gain realized from investment of funds deposited in the Reserve Fund shall be deposited in the Reserve Fund for the sole use and exclusive benefit of the Reserve Fund. The amount of any loss incurred in respect of any such investments shall be deposited in the Reserve Fund by the Underwriter out of its own funds immediately as realized without any right of reimbursement. The balance, if any, remaining in the Reserve Fund on the Distribution Date on which the Certificate Principal Balance of the Insured Certificates is reduced to zero will be distributed by the Trustee to the Underwriter. To the extent that the Reserve Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of any REMIC and (2) it shall be owned by the Underwriter, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations. The Reserve Fund may not be owned by more than one person.

                                   ARTICLE V

                                THE CERTIFICATES

        Section 5.01. The Certificates. (See Section 5.01 of the Standard Terms)

        Section 5.02. Registration of Transfer and Exchange of Certificates.

    (a) - (e)(iii)(A). (See Section 5.02(a) - (e)(iii)(A) of the Standard Terms)

               (B) Any purported Certificate Owner whose acquisition or holding of any Class M Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, the Underwriter and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

               (f) - (h). (See Section 5.02(f) - (h) of the Standard Terms)

Section 5.03. Mutilated,  Destroyed,  Lost or Stolen Certificates.  (See Section
     5.03 of the Standard Terms)

Section 5.04. Persons Deemed Owners. (See Section 5.04 of the Standard Terms)

Section 5.05. Appointment of Paying Agent. (See Section 5.05 of the Standard Terms)

                                   ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

                     (SEE ARTICLE VI OF THE STANDARD TERMS)

                                ARTICLE VII....

                                     DEFAULT

                     (SEE ARTICLE VII OF THE STANDARD TERMS)

                                ARTICLE VIII...

                             CONCERNING THE TRUSTEE

                    (SEE ARTICLE VIII OF THE STANDARD TERMS)

                                ARTICLE IX.....

                                   TERMINATION

                     (SEE ARTICLE IX OF THE STANDARD TERMS)

                                   ARTICLE X
                                REMIC PROVISIONS

Section 10.01..REMIC Administration.  (See Section 10.01 of the Standard Terms)

Section 10.02..Master Servicer; REMIC Administrator and Trustee Indemnification. (See Section 10.02 of the Standard Terms)

Section 10.03..Designation of REMICs.

        The REMIC Administrator will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund (except for the Reserve Fund and the Initial Monthly Payment Fund), and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund) as a REMIC ("REMIC I") and will make and election to treat the pool of assets comprised of the Uncertificated REMIC I Regular Interests as a REMIC ("REMIC II") for federal income tax purposes.

        The Uncertificated REMIC I Regular Interests will be "regular interests" in REMIC I and the Class R-I Certificates will be the sole class of "residual interests" in REMIC I for purposes of the REMIC Provisions (as defined herein) under the federal income tax law.

        The Class A-1, Class A-2, Class A-2A, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-9A, Class A-10, Class A-11, Class A-P, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and the Uncertificated REMIC II Regular Interests Z, the rights in and to which will be represented by the Class A-V Certificates, will be "regular interests" in REMIC II, and the Class R-II Certificates will be the sole class of "residual interests" therein for purposes of the REMIC Provisions (as defined herein) under federal income tax law. On and after the date of issuance of any Subclass of Class A-V Certificates pursuant to Section 5.01(c), any such Subclass will represent the Uncertificated REMIC II Regular Interest or Interests Z specified by the initial Holder of the Class A-V Certificates pursuant to said Section.

Section 10.04..Distributions on the Uncertificated REMIC I and REMIC II Regular Interests

        (a)On each Distribution Date the Trustee shall be deemed to distribute to itself, as the holder of the Uncertificated REMIC I Regular Interests, the Uncertificated REMIC I Regular Interest Distribution Amounts in the following order of priority to the extent of the Available Distribution Amount reduced by distributions made to the Class R-I Certificates pursuant to Section 4.02(a):

               (i) Uncertificated Accrued Interest on the Uncertificated REMIC I Regular Interests for such Distribution Date, plus any Uncertificated Accrued Interest thereon remaining unpaid from any previous Distribution Date; and

               (ii) In accordance with the priority set forth in Section 10.04(b), an amount equal to the sum of the amounts in respect of principal distributable on each Class of Certificates (other than the Class R-I Certificates) under Section 4.02(a), as allocated thereto pursuant to Section 4.02(b).

        (b)The amount described in Section 10.04(a)(ii) shall be deemed distributed to (i) Uncertificated REMIC I Regular Interest S, (ii) Uncertificated REMIC I Regular Interest T, (iii) Uncertificated REMIC I Regular Interest U, (iv) Uncertificated REMIC I Regular Interest V, (v) Uncertificated REMIC I Regular Interest W, (vi) Uncertificated REMIC I Regular Interest X and
(vii) Uncertificated REMIC I Regular Interest Y with the amount to be distributed allocated among such interests in accordance with the priority assigned to each Related Class of Certificates (other than the Class R-I Certificates), respectively, under Section 4.02(b) until the Uncertificated Principal Balance of each such interest is reduced to zero.

        (c)The portion of the Uncertificated REMIC I Regular Interest Distribution Amounts described in Section 10.04(a)(ii) shall be deemed distributed by REMIC I to REMIC II in accordance with the priority assigned to the REMIC II Certificates relative to that assigned to the REMIC I Certificates under Section 4.02(b).

        (d)In determining from time to time the Uncertificated REMIC I Regular Interest Distribution Amounts and Uncertificated REMIC II Regular Interest Distribution Amounts:

               (i) Realized Losses allocated to the Class A-V Certificates under
        Section 4.05 shall be deemed allocated to the Uncertificated REMIC II Regular Interests pro-rata according to the respective amounts of Uncertificated Accrued Interest that would have accrued on such Uncertificated REMIC Regular II Interests for the Distribution Date for which such allocation is being made in the absence of such allocation;

               (ii) Realized Losses allocated to the Class A-1 Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest S;

               (iii) Realized Losses allocated to the Class A-2, Class A-2A and Class A-3 Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest T;

               (iv) Realized Losses allocated to the Class A-4 Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest U;

               (v) Realized Losses allocated to the Class A-6, Class A-7 and Class A-8 Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest V;

               (vi) Realized Losses allocated to the Class A-9 Certificates and Class A-9A Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest W;

               (vii) Realized Losses allocated to the Class A-5 Certificates and Class A-P Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest X;

               (viii) Realized Losses allocated to the Class A-10, Class A-11, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3 and Class R-II Certificates under Section 4.05 shall be deemed allocated to Uncertificated REMIC I Regular Interest Y; and

               (ix) Realized Losses allocated to the Uncertificated REMIC II Regular Interests under clause (i), above, shall be deemed allocated, in each case, to the related Uncertificated REMIC I Regular Interest Z.

        (e)On each Distribution Date the Trustee shall be deemed to distribute from REMIC II, in the priority set forth in Sections 4.02(a) and (b), to the Holders of each Class of Certificates (other than the Class R-I Certificates) the amounts distributable thereon from the Uncertificated REMIC I Regular Interest Distribution Amounts deemed to have been received by REMIC II from REMIC I under this Section 10.04. The amounts deemed distributed hereunder with respect to the Class A-V Certificates shall be deemed to have been distributed in respect of the Uncertificated REMIC II Regular Interests Z in accordance with their respective Uncertificated REMIC II Regular Interest Distribution Amounts, as such Uncertificated REMIC II Regular Interests comprise the Class A-V Certificates.

        (f)Notwithstanding the deemed distributions on the Uncertificated REMIC I Regular Interests described in this Section 10.04, distributions of funds from the Certificate Account shall be made only in accordance with Section 4.02.

Section 10.05. Compliance with Withholding Requirements.

               Notwithstanding any other provision of this Agreement, the Trustee or any Paying Agent, as applicable, shall comply with all federal withholding requirements respecting payments to Certificateholders, including interest or original issue discount payments or advances thereof that the Trustee or any Paying Agent, as applicable, reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee or any Paying Agent, as applicable, does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee or any Paying Agent, as applicable, shall indicate the amount withheld to such Certificateholder pursuant to the terms of such requirements.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.  (See Section 11.01 of the Standard Terms)

Section 11.02. Recordation of Agreement; Counterparts. (See Section 11.02 of the Standard Terms)

Section 11.03. Limitation on Rights of Certificateholders. (See Section 11.03 of the Standard Terms)

Section 11.04. Governing Laws.  (See Section 11.04 of the Standard Terms)

Section 11.05. Notices. All demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly given only when received), to the appropriate address for each recipient listed in the table below or, in each case, such other address as may hereafter be furnished in writing to the Master Servicer, the Trustee, the Certificate Insurer and the Company, as applicable:

------------------------ -----------------------------------------------------
            RECIPIENT                               ADDRESS
------------------------ ---------------------------------------------------
------------------------ ---------------------------------------------------
Company                  8400 Normandale Lake Boulevard
                         Suite 250, Minneapolis, Minnesota  55437,
                         Attention: President
------------------------ ---------------------------------------------------
------------------------ ---------------------------------------------------
Master Servicer          2255 N. Ontario Street, Suite 400
                         Burbank, California 91504-2130,
                         Attention:  Managing Director/Master Servicing
------------------------ ---------------------------------------------------
------------------------ ---------------------------------------------------
Trustee                  Corporate Trust Office
                         1761 East St. Andrew Place
                         Santa Ana, California 92705-4934,
                         Attention:  Residential Accredit Loans, Inc.
                         Series 2001-QS17

                         The Trustee designates its offices located at
                         Four Albany Street, New York, New York 10006,
                         for  the  purposes  of  Section  8.12  of the
                         Standard Terms
------------------------ ---------------------------------------------------
------------------------ ---------------------------------------------------
Standard & Poor's        55 Water Street
                         New York, New York 10041

------------------------ ---------------------------------------------------
------------------------ ---------------------------------------------------
Fitch, Inc.              One State Street Plaza
                         New York, New York 10004

------------------------ ---------------------------------------------------
------------------------ ---------------------------------------------------
Certificate Insurer      113 King Street
                         Armonk, New York 10504
                         Attention:  Insured Portfolio Management
                         --Structured Finance
                         (RALI Series 2001-QS17)
------------------------ ---------------------------------------------------

Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. In each case in which a notice or other communication to the Certificate Insurer refers to a Certificate Insurer Default or a claim under the Certificate Policy or with respect to which failure on the part of the Certificate Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of the General Counsel of the Certificate Insurer and shall be marked to indicate "URGENT MATERIAL ENCLOSED." Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

Section 11.06. Required Notices to Rating Agency and Subservicer.

        The Company, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

(a)     a material change or amendment to this Agreement,

(b)     the occurrence of an Event of Default,

(c) the termination or appointment of a successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

(d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section
        3.12 or the cancellation or modification of coverage under any such instrument,

(e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

(f)  the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g)  a change  in the  location  of the  Custodial  Account  or the  Certificate
     Account,

(h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i)     the occurrence of the Scheduled Final Distribution Date,

(j)     the repurchase of or substitution for any Mortgage Loan, and

(k)     any Certificate Insurer Default that has not been cured.

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

Section 11.07. Severability of Provisions. (See Section 11.07 of the Standard Terms)

Section 11.08. Supplemental Provisions for Resecuritization. (See Section 11.08 of the Standard Terms)

Section 11.09. Allocation of Voting Rights.

               96% of all of the Voting Rights shall be allocated among Holders of Certificates, other than the Interest Only Certificates and Class R Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates, except that the Certificate Insurer shall be assigned the Voting Rights of the Insured Certificateholders in the absence of any continuing Certificate Insurer Default; 1% of all Voting Rights shall be allocated among the Holders of the Class A-2A Certificates, in accordance with their respective Percentage Interests; 1% of all Voting Rights shall be allocated among the Holders of the Class A-9A Certificates, in accordance with their respective Percentage Interests; 1% of all Voting Rights shall be allocated among the Holders of the Class A-V Certificates, in accordance with their respective Percentage Interests; 0.5% of all Voting Rights shall be allocated among the Holders of the Class R-I Certificates, in accordance with their respective Percentage Interests; and 0.5% of all Voting Rights shall be allocated among the Holders of the Class R-II Certificates, in accordance with their respective Percentage Interests.

Section 11.10. No Petition.

               The Depositor, Master Servicer and the Trustee, by entering into this Agreement, and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they will not at any time institute against the Trust Fund, or join in any institution against the Trust Fund of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligation with respect to the Certificates or this Agreement.

                                   ARTICLE XII

               CERTAIN MATTERS REGARDING THE CERTIFICATE INSURER

Section 12.01. Rights of the Certificate Insurer To Exercise Rights of Insured Certificateholders.

               By accepting its Certificate, each Insured Certificateholder agrees that unless a Certificate Insurer Default exists, the Certificate Insurer shall have the right to exercise all consent, voting, direction and other control rights of the Insured Certificateholders under this Agreement without any further consent of the Insured Certificateholders.

Section 12.02.Claims Upon the Certificate Policy; Certificate Insurance Account.

        (a) If, on any Determination  Date, the Master Servicer  determines that
(i) the funds that will be on deposit in the Certificate Account on the related Certificate Account Deposit Date, to the extent distributable to any Insured Certificateholders pursuant to Section 4.02(a)(i), together with any Reserve Fund Withdrawal for the related Distribution Date, are insufficient to pay the full amount of interest for the related Interest Accrual Period on the Certificate Principal Balance of the Insured Certificates at the related Pass-Through Rate (net of any Prepayment Interest Shortfalls allocated to the Insured Certificates to the extent covered by the Master Servicer or the Reserve Fund and any interest shortfalls relating to the application of the Relief Act allocated to the Insured Certificates that were otherwise covered by the Reserve
Fund) on such Distribution Date, (ii) the principal portion of any Realized Losses are allocated to the Insured Certificates on such Distribution Date or
(iii) the funds that will be on deposit in the Certificate Account, to the extent distributable to the Insured Certificateholders with respect to principal on the Scheduled Final Distribution Date will be insufficient to reduce the Certificate Principal Balance of the Insured Certificates to zero, the Master Servicer shall deliver to the Trustee not later than 1:00 p.m. New York City time on the Determination Date a certificate signed by a Servicing Officer directing the Trustee to draw on the Certificate Policy and stating the amount to be drawn and stating the Insured Payment for each Insured Certificate, and the Trustee shall give notice by telephone or telecopy of the aggregate amount of such deficiency, confirmed in writing in the form set forth as Exhibit A to the Certificate Policy, to the Certificate Insurer and the Fiscal Agent (as defined in the Certificate Policy), if any, at or before 12:00 noon, New York City time, on the second Business Day prior to such Distribution Date. If, subsequent to such notice, and prior to payment by the Certificate Insurer pursuant to such notice, additional amounts are deposited in the Certificate Account, the Trustee shall reasonably promptly notify the Certificate Insurer and withdraw the notice or reduce the amount claimed, as appropriate.

        (b) The Trustee shall establish a separate special purpose trust account for the benefit of Holders of any Insured Certificates and the Certificate Insurer referred to herein as the "Certificate Insurance Account" over which the Trustee shall have exclusive control and sole right of withdrawal. The Trustee shall deposit any amount paid under the Certificate Policy in the Certificate Insurance Account and distribute such amount only for purposes of payment to Holders of Insured Certificates of the Insured Payment for which a claim was made. Such amount may not be applied to satisfy any costs, expenses or liabilities of the Master Servicer, the Trustee or the Trust Fund. Amounts paid under the Certificate Policy shall be transferred to the Certificate Account in accordance with the second succeeding paragraph and disbursed by the Trustee to Holders of Insured Certificates in accordance with Section 4.02 or Section 9.01(c), as applicable. It shall not be necessary for such payments to be made by checks or wire transfers separate from the checks or wire transfers used to pay the Insured Payment with other funds available to make such payment.

        However, the amount of any payment of principal of or interest on the Insured Certificates to be paid from funds transferred from the Certificate Insurance Account shall be noted as provided in paragraph (c) below and in the statement to be furnished to Holders of the Certificates pursuant to Section
4.03. Funds held in the Certificate Insurance Account shall not be invested by the Master Servicer, the Company or the Trustee.

        On any Distribution Date with respect to which a claim has been made under the Certificate Policy, the amount of any funds received by the Trustee as a result of any claim under the Certificate Policy, to the extent required to make the Insured Payment on such Distribution Date, shall be withdrawn from the Certificate Insurance Account and deposited in the Certificate Account and applied by the Master Servicer on behalf of the Trustee, together with the other funds to be distributed to the Insured Certificateholders pursuant to Section 4.02, directly to the payment in full of the Insured Payment due on the Insured Certificates. Any funds remaining in the Certificate Insurance Account on the first Business Day following a Distribution Date shall be remitted to the Certificate Insurer, pursuant to the instructions of the Certificate Insurer, by the end of such Business Day.

        (c) The Trustee shall keep a complete and accurate record of the amount of interest and principal paid into the Certificate Insurance Account in respect of any Insured Certificate from moneys received under the Certificate Policy. The Certificate Insurer shall have the right to inspect such records at reasonable times during normal business hours upon two Business Day's prior notice to the Trustee.

        (d) In accordance with the terms of the Certificate Policy, any claim on the Certificate Policy in respect of a Preference Amount, shall require the Trustee to obtain a certified copy of the order requiring the return of a preference payment, an opinion of counsel satisfactory to the Certificate Insurer that the order is final and not subject to appeal, and other documentation as required by the Certificate Policy. Any such opinion of counsel shall be provided at the sole expense of the Underwriter, in accordance with the terms of the Commitment Letter.

      Section 12.03.Effect of Payments by the Certificate Insurer; Subrogation.

        Anything  herein to the contrary  notwithstanding,  for purposes of this
Section 12.03, any payment with respect to principal of or interest on any Insured Certificates which is made with monies received pursuant to the terms of the Certificate Policy shall not be considered payment of any Insured Certificates from the Trust Fund. The Master Servicer, the Company and the Trustee acknowledge, and each Holder by its acceptance of an Insured Certificate agrees, that without the need for any further action on the part of the Certificate Insurer, the Master Servicer, the Company, the Trustee or the

Certificate Registrar, to the extent the Certificate Insurer makes payments, directly or indirectly, on account of principal of or interest on any Insured Certificates to the Holders of such Certificates, the Certificate Insurer will be fully subrogated to, and each Insured Certificateholder, the Master Servicer, the Company and the Trustee hereby delegate and assign to the Certificate Insurer, to the fullest extent permitted by law, the rights of such Holders to receive such principal and interest from the Trust Fund; provided that the Certificate Insurer shall be paid such amounts only from the sources and in the manner explicitly provided for herein.

        The Trustee and the Master Servicer shall cooperate in all respects with any reasonable request by the Certificate Insurer for action to preserve or enforce the Certificate Insurer's rights or interests under this Agreement without limiting the rights or affecting the interests of the Holders as otherwise set forth herein.

        Section 12.04.Notices and Information to the Certificate Insurer.

        (a) All notices, statements, reports, certificates or opinions required by this Agreement to be sent to any other party hereto, to the Rating Agencies or to the Certificateholders shall also be sent to the Certificate Insurer.

        (b) The Master Servicer shall designate a Person who shall be available to the Certificate Insurer to provide reasonable access to information regarding the Mortgage Loans.

        Section 12.05.Trustee to Hold Certificate Policy.

        The Trustee will hold the Certificate Policy in trust as agent for the Insured Certificateholders for the purpose of making claims thereof and distributing the proceeds thereof. Each Insured Certificateholder, by accepting its Certificate, appoints the Trustee as attorney-in-fact for the purpose of making claims on the Certificate Policy. The Trustee shall surrender the Certificate Policy to the Certificate Insurer for cancellation upon the expiration of the term of the Certificate Policy as provided in the Certificate Policy following the retirement of any Insured Certificates.

        Section 12.06.Ratings.
                      --------

        The parties hereto agree that references in this Agreement or in the Standard Terms to ratings on the Certificates or interests of the Certificateholders shall be determined without regard to the Certificate Policy.

        Section 12.07.Third-Party Beneficiary.

        The Certificate Insurer shall be an express third-party beneficiary of this Agreement to the extent of its express subrogation rights and its express rights and shall have the right to enforce the related provisions of this Agreement as if it were a party hereto.

        IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.



                                            RESIDENTIAL ACCREDIT LOANS, INC.
[Seal]



                                            By: //s// Randy Van Zee
                                               ----------------------------
                                                 Name:   Randy Van Zee
                                                 Title:  Vice President


Attest: //s// Lisa R. Lundsten
        ------------------------------------ -
      Name:   Lisa R. Lundsten
      Title: Vice President


                                            RESIDENTIAL FUNDING CORPORATION
[Seal]



                                            By: //s// Lisa R. Lundsten
                                               ----------------------------
                                                 Name:  Lisa R. Lundsten
                                                 Title: Managing Director


Attest: //s// Randy Van Zee
        ----------------------------
      Name: Randy Van Zee
      Title: Director


                                            BANKERS TRUST COMPANY,
                                                 as Trustee
[Seal]



                                            By: //s// Barbara Campbell
                                               -------------------------------
                                                 Name:  Barbara Campbell
                                                 Title:   Assistant Secretary


Attest: //s// James F. Noriega
        ------------------------------------
      Name:  James F. Noriega
      Title:  Associate

STATE OF MINNESOTA
                                  )
                                  ) ss.:
COUNTY OF HENNEPIN                )
               On the 29th day of November, 2001 before me, a notary public in and for said State, personally appeared Randy Van Zee, known to me to be a Vice President of Residential Accredit Loans, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                                   //s// Brian S. Bangerter
                                                   ---------------------------
                                                          Notary Public


[Notarial Seal]

STATE OF MINNESOTA
                                  )
                                  ) ss.:
COUNTY OF HENNEPIN                )
               On the 29th day of November, 2001 before me, a notary public in and for said State, personally appeared Lisa R. Lundsten, known to me to be a Managing Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                   //s// Brian S. Bangerter
                                                   ---------------------------
                                                          Notary Public
[Notarial Seal]

STATE OF CALIFORNIA
                                  )
                                  ) ss.:
COUNTY OF ORANGE                  )
               On the 29th day of November, 2001 before me, a notary public in and for said State, personally appeared Barbara Campbell, known to me to be an Assistant Secretary of Bankers Trust Company, the New York banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation and acknowledged to me that such banking corporation executed the within instrument.

               IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                                   //s// T.S. Tripp
                                                   ----------------------------
                                                          Notary Public
[Notarial Seal]

                                   EXHIBIT ONE

                             MORTGAGE LOAN SCHEDULE

  RUN ON     : 11/26/01           RFC DISCLOSURE SYSTEM       RFFSDFIX-01
  AT         : 09.59.43           FIXED PASSTHRU REPORT       AMORTIZED BALANCE
  SERIES     : RALI 2001-QS17                                 CUTOFF : 11/01/01
  POOL       : 0004554
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    CURR NOTE RATE                       ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST STRIP RATE                      STRIP
  ------------------------------------------------------------------------

      4290730                              .2500
      183,343.48                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      4672779                              .2500
      307,568.56                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      4723506                              .2500
       54,586.72                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      4806184                              .2500
      281,908.79                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      4816670                              .2500
      280,836.58                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      4840398                              .2500
       34,936.71                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200
1



      4857583                              .2500
       80,818.54                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      4899074                              .2500
      320,583.50                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      4907152                              .2500
      158,980.16                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      4910144                              .2500
       96,659.44                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      4934901                              .2500
       26,888.85                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.5000                        1.9200

      4950390                              .2500
      123,637.60                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      4954362                              .2500
      166,816.15                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      4955089                              .2500
      228,975.27                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      4956020                              .2500
      125,768.87                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      5001040                              .2500
      216,532.02                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5001779                              .2500
       43,144.71                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5002808                              .2500
       49,890.74                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5003133                              .2500
       46,888.22                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5019733                              .2500
       60,277.52                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5039992                              .2500
      997,703.19                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5054563                              .2500
      238,764.27                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      5074097                              .2500
      419,250.73                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.5000                        1.7950

      5074382                              .2500
      191,747.97                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      5079484                              .2500
      211,410.63                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5087681                              .2500
      162,401.30                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      5090782                             1.0000
      395,197.55                          .0800
            8.0000                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5094603                              .2500
      143,743.10                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.5000                        1.7950

      5099457                              .2500
      311,335.73                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5105273                              .2500
      557,617.75                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700
1



      5105946                              .2500
       79,845.92                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5114038                              .2500
      107,692.15                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5115713                              .2500
       84,179.05                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5125272                              .2500
      272,572.77                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5132767                              .2500
       87,283.58                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5132932                              .2500
      193,206.39                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5137236                              .2500
      103,823.60                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      5143249                              .2500
      179,781.13                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700
1



      5146181                              .2500
      124,302.95                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5146561                              .2500
      540,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5153939                              .2500
      378,691.28                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5158968                              .2500
       73,703.11                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      5162926                              .2500
       39,821.16                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      5165021                              .2500
      126,837.48                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5166930                              .2500
       78,284.48                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.5000                        1.9200

      5171319                              .2500
       72,651.03                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700
1



      5172001                              .2500
       35,095.84                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      5177422                              .2500
       39,930.46                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.5000                        1.9200

      5181195                              .2500
       68,954.87                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      5182915                              .2500
      108,573.88                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5185238                              .2500
      168,645.10                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      5187193                              .2500
       91,220.37                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      5190307                              .2500
      210,949.48                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5194708                              .2500
      255,454.43                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      5195591                              .2500
      171,638.82                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5203102                              .2500
      118,147.68                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5203117                              .2500
      138,203.99                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5205042                              .2500
      135,613.08                          .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            6.5000                        2.0450

      5205047                              .2500
      111,841.39                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5213560                              .2500
      151,779.26                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5214233                              .2500
      137,130.36                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5216357                              .2500
      375,812.93                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      5221325                              .2500
       86,127.85                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5222401                              .2500
       53,135.29                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      5226254                              .2500
      503,230.62                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5226299                              .2500
      152,566.75                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5228223                              .2500
      294,113.42                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      5229752                              .2500
       49,369.29                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      5230463                              .2500
      259,640.95                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5232486                              .2500
      642,627.61                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      5232596                              .2500
      156,609.34                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      5232653                              .2500
       75,508.08                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      5232722                              .2500
      435,469.85                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      5234444                              .2500
      105,461.37                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      5235496                              .2500
       71,401.26                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5240899                              .2500
      141,128.18                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      5242957                              .2500
       97,432.90                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5246746                              .2500
      118,640.05                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700
1



      5247350                              .2500
       59,908.40                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5248542                              .2500
      101,394.13                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5249160                              .2500
      115,830.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5250691                              .2500
       71,907.84                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5257930                              .2500
      397,885.73                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5258485                              .2500
      138,203.99                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5260373                              .2500
      183,870.13                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5265841                              .2500
      271,614.82                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      5270040                              .2500
      436,675.68                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5273945                              .2500
      587,079.83                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5276017                              .2500
       46,743.08                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      5277292                              .2500
      159,865.58                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5278859                              .2500
      333,489.65                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5280929                              .2500
      327,535.51                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5281194                              .2500
      106,137.72                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5283980                              .2500
      177,341.80                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      5286395                              .2500
      207,773.26                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5287829                              .2500
       97,862.81                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      5287882                              .2500
      118,323.57                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5291083                              .2500
       56,179.81                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      5293107                              .2500
      198,945.09                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5296176                              .2500
       87,884.47                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      5297222                              .2500
      130,804.95                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5298474                              .2500
      101,803.53                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200
1



      5299328                              .2500
      147,790.41                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5299636                              .2500
       40,973.86                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5305225                              .2500
      214,866.36                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      5305735                              .2500
      364,241.47                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5307980                              .2500
      234,650.09                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5311816                              .2500
      142,211.25                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5313045                              .2500
      328,755.83                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5332288                              .2500
      220,359.40                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200
1



      5336628                              .2500
      146,031.11                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5336788                              .2500
      188,869.93                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5340179                              .2500
      332,573.86                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5342686                              .2500
      110,422.01                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5343802                              .2500
      203,758.25                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.5000                        1.7950

      5345311                              .2500
      382,256.09                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5347842                              .2500
      104,858.63                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5348038                              .2500
       70,300.32                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      5348691                              .2500
      374,441.66                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5349063                              .2500
      258,553.11                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5350248                              .2500
      179,731.99                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5352572                              .2500
      275,411.82                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5354444                              .2500
      101,914.31                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5356309                              .2500
       75,886.85                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5358022                              .2500
      258,623.89                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5361387                              .2500
      221,937.83                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450
1



      5361573                              .2500
       74,270.63                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.5000                        1.9200

      5364029                              .2500
      128,090.02                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      5366126                              .2500
      109,663.03                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      5369084                              .2500
       49,726.25                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5369254                              .2500
      133,005.97                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5370218                              .2500
      101,056.68                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5370917                              .2500
       68,913.92                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      5373899                              .2500
       60,709.48                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      5374944                              .2500
       90,275.17                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5375734                              .2500
      149,888.67                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5375809                              .2500
      199,146.66                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5376527                              .2500
       82,377.17                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5376571                              .2500
       99,868.72                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      5377260                              .2500
      152,700.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5377501                              .2500
      447,650.52                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5377766                              .2500
       48,286.26                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450
1



      5378218                              .2500
       35,953.92                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5379156                              .2500
       39,951.35                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      5380378                              .3750
      357,877.48                          .0800
            7.3750                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5382408                              .2500
      224,856.53                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5385031                              .2500
       55,918.69                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5385625                              .2500
       99,881.50                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.5000                        1.7950

      5386016                              .2500
      414,412.29                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5386049                              .2500
       55,131.14                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450
1



      5389042                              .2500
      371,709.80                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5391241                              .2500
      215,847.55                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5391297                              .2500
      107,921.83                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5392690                              .2500
       99,925.79                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5393331                              .2500
      162,751.16                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5394535                              .2500
       55,121.83                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5396325                              .2500
      249,654.77                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5398099                              .2500
      395,339.34                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      5398232                              .2500
       59,923.22                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5398468                              .2500
      274,569.66                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5400394                              .2500
      359,719.17                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5402254                              .2500
       69,832.78                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      5405620                              .2500
       94,534.89                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5406026                              .2500
      151,633.18                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      5407393                              .2500
      107,839.20                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5407403                              .2500
       45,537.03                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450
1



      5407417                              .2500
      108,638.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5407467                              .2500
       67,903.72                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5408310                              .2500
       40,473.51                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      5409893                              .2500
      569,151.32                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5410069                              .2500
      542,919.95                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5410536                              .2500
      212,297.50                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5411372                              .2500
       86,876.95                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5412150                              .2500
      105,322.23                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      5412232                              .2500
       84,839.67                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5414398                              .2500
      116,509.04                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5414678                              .2500
       39,940.43                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5416703                              .2500
       30,359.08                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5417788                              .2500
       61,123.67                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      5418119                              .2500
      400,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5418211                              .2500
      139,903.65                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5418366                              .2500
      156,849.03                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200
1



      5420375                              .2500
      193,938.53                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5422746                              .2500
      193,337.43                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5424177                              .2500
      140,160.56                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5424381                              .2500
       58,013.92                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      5425419                              .2500
       78,183.43                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5425530                              .2500
       47,964.37                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5426252                              .2500
      188,663.36                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5428101                              .2500
      101,002.77                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      5428197                              .2500
      131,798.50                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5428699                              .2500
       29,581.60                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      5431077                              .2500
      195,858.14                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5431365                              .2500
      411,670.53                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      5431741                              .2500
      350,436.96                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      5431802                              .2500
       99,927.63                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5431954                              .2500
      274,590.54                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5432027                              .2500
       74,893.78                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      5432325                              .2500
      351,725.40                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5433497                              .2500
       87,330.11                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      5434706                              .2500
      246,834.27                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5434800                              .2500
       99,932.90                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5437022                              .2500
       59,960.75                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      5437744                              .2500
      110,318.06                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5439047                              .2500
       57,912.50                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5439051                              .2500
       60,726.08                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700
1



      5439274                              .2500
       69,501.44                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5439828                              .2500
       38,900.39                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      5440233                              .2500
      271,434.02                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5441139                              .2500
      141,002.89                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5441770                              .2500
      184,862.70                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5441836                              .2500
       93,467.43                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5444649                              .2500
      161,885.66                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5444919                              .2500
       59,415.73                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      5449115                              .2500
      221,839.33                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5450031                              .2500
      109,516.60                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5450404                              .2500
       64,552.05                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5450537                              .2500
       80,879.40                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5451354                              .2500
       73,905.30                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5452148                              .2500
       49,865.60                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5452671                              .2500
       77,343.98                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5454640                              .2500
      159,881.26                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      5459519                              .2500
       71,795.60                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5461380                              .2500
      487,672.56                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5461400                              .2500
       77,706.91                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5461856                              .2500
      143,637.10                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5462321                              .2500
       74,952.18                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5466376                              .2500
       78,691.56                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5467183                              .2500
      133,103.60                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5468601                              .2500
      481,642.95                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      5470760                              .2500
      274,768.97                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5471149                              .2500
      246,226.09                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5471719                              .2500
      106,347.52                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5471998                              .2500
      109,924.30                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5472819                              .2500
       91,842.88                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      5473125                              .2500
      334,717.43                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5476562                              .2500
      104,624.65                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5480906                              .2500
       56,960.77                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450
1



      5485530                              .2500
       99,931.18                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5486689                              .2500
      106,326.78                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5487091                              .2500
       34,977.69                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5487380                              .2500
      334,738.67                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5488910                              .2500
      108,159.05                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5488952                              .2500
       76,453.65                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      5489335                              .2500
      150,693.57                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5490844                              .2500
       59,957.65                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      5491207                              .2500
      130,108.10                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5491274                              .2500
      116,825.45                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5491286                              .2500
      238,347.92                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5492049                              .2500
      307,741.24                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5492372                              .2500
      263,813.67                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5492537                              .2500
       89,944.06                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      5494119                              .2500
      198,703.70                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5494602                              .2500
      136,695.90                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      5495549                              .2500
      156,751.57                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5496258                              .2500
      353,337.58                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5496320                              .2500
      105,807.15                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5496773                              .2500
       71,204.56                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5496881                              .2500
       52,366.59                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5497016                              .2500
      114,669.01                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5498124                              .2500
      181,315.34                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5499103                              .2500
      351,549.54                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200
1



      5500030                              .2500
       95,134.48                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5500332                              .2500
       82,177.47                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5501161                              .2500
       80,435.63                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      5502719                              .2500
      233,108.77                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5505999                              .2500
      145,486.42                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5506525                              .2500
       55,918.69                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5506932                              .2500
      247,016.54                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5507658                              .2500
      771,912.19                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      5507882                              .2500
      103,002.75                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5508906                              .2500
      207,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5509224                              .2500
      199,851.57                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5510023                              .2500
      107,921.83                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5510175                              .2500
      132,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5511586                              .2500
      294,802.06                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5512597                              .2500
       52,166.71                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5514530                              .2500
      191,861.04                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      5514769                              .2500
      165,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5516993                              .2500
       87,131.97                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5517597                              .2500
      319,750.37                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5518834                              .2500
      123,406.03                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5520310                              .2500
      138,138.44                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      5520674                              .2500
      274,800.97                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5520781                              .2500
      119,910.94                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5521691                              .2500
       57,758.17                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      5522919                              .2500
      131,897.02                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5523918                              .2500
       34,807.61                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      5525571                              .2500
      107,927.53                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5528281                              .2500
       97,810.98                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      5528468                              .2500
      125,921.69                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      5528778                              .2500
      147,301.10                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5529169                              .2500
      123,512.76                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5530164                              .2500
      115,003.30                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      5530614                              .2500
       49,645.63                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5531220                              .2500
      161,885.66                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5531384                              .2500
       97,810.98                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      5533089                              .2500
      242,719.74                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5534214                              .2500
      101,616.64                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5534280                              .2500
       94,562.48                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5534326                              .2500
       97,810.98                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      5535053                              .2500
      129,912.78                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700
1



      5535065                              .2500
      149,280.52                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      5535748                              .2500
       95,864.04                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5535810                              .2500
      227,830.79                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5535871                              .2500
       95,853.45                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5536952                              .2500
       64,957.55                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5537050                              .2500
      309,775.62                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5537085                              .2500
      283,289.61                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5537283                              .2500
       68,342.54                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      5537659                              .2500
       47,782.48                          .0800
            8.8750                         .0000
            8.6250                         .0000
            8.5450                         .0000
            6.5000                        2.0450

      5537750                              .2500
       69,850.81                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5537765                              .2500
       73,987.97                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5537801                              .2500
      169,645.85                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5537802                              .2500
      287,400.49                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5537818                              .2500
       22,396.36                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5537916                              .2500
      459,332.02                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5537924                              .2500
      179,745.10                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      5540259                              .2500
      159,865.58                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5540484                              .2500
      205,462.05                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5541442                              .2500
       62,957.73                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5541824                              .2500
      156,571.55                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5542950                              .2500
      139,500.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5543308                              .2500
      146,149.36                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5543741                              .2500
       61,712.60                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      5543749                              .2500
       87,934.69                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      5543789                              .2500
       29,980.37                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      5543959                              .2500
       53,136.97                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.5000                        1.7950

      5544025                              .2500
      419,688.29                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5544199                              .2500
      339,753.92                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5544242                              .2500
       53,136.97                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.5000                        1.7950

      5544301                              .2500
      107,850.87                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5544879                              .2500
      237,470.03                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5545762                              .2500
      117,926.65                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450
1



      5547518                              .2500
      110,313.88                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5548535                              .2500
      309,764.12                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5549841                              .2500
      436,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5550348                              .2500
      124,490.56                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      5552323                              .2500
      138,244.73                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5553201                              .2500
      176,275.50                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5553927                              .2500
      447,411.90                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      5553972                              .2500
       62,957.73                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700
1



      5555705                              .2500
       67,950.78                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5557353                              .2500
      179,666.56                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5558897                              .2500
      205,069.15                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5558905                              .2500
      222,234.94                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5559374                              .2500
      274,285.87                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5559726                              .2500
      359,719.17                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5560038                              .2500
      411,686.50                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5560696                              .2500
      113,525.69                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950
1



      5560719                              .2500
       88,056.25                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5560727                              .2500
      459,667.07                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5560754                              .2500
      199,851.57                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5566230                              .2500
       89,887.72                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      5566541                              .2500
      435,659.88                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5566807                              .2500
      274,774.59                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5566934                              .2500
      123,660.43                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5569884                              .2500
      361,296.21                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      5570706                              .2500
      410,033.01                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5571255                              .2500
      211,838.69                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5571361                              .2500
      391,743.58                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      5572890                              .2500
      414,914.26                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5573674                              .2500
      524,610.37                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5574349                              .2500
      296,762.50                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      5574407                              .2500
      315,747.30                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      5574508                              .2500
       98,916.83                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      5574533                              .2500
       66,353.13                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5574542                              .2500
      106,322.99                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5574927                              .2500
      138,896.84                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5576871                              .2500
      145,377.76                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5580002                              .2500
      175,400.39                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5580706                              .5000
      344,460.04                          .0800
            7.2500                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5580712                              .5000
      311,522.76                          .0800
            7.3750                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      5580721                              .5000
      467,267.61                          .0800
            7.2500                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      5580739                              .2500
      473,999.93                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5580746                              .2500
      549,095.69                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5581844                              .3750
      574,077.61                          .0800
            7.1250                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5581873                              .5000
      399,374.03                          .0800
            7.2500                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5581881                              .5000
      648,982.80                          .0800
            7.2500                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5581890                              .3750
      574,077.61                          .0800
            7.1250                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5581988                              .2500
      493,956.97                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5582086                              .7500
      494,089.90                          .0800
            7.5000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      5582089                              .3750
      390,572.46                          .0800
            7.1250                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5582105                              .6250
      606,572.64                          .0800
            7.3750                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5582110                              .7500
      468,462.70                          .0800
            7.5000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5582146                              .5000
      606,572.63                          .0800
            7.3750                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      5582166                              .5000
      411,355.26                          .0800
            7.2500                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5582176                              .5000
      424,334.92                          .0800
            7.2500                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5582186                              .2500
      627,690.52                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5582324                              .5000
      487,236.32                          .0800
            7.2500                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      5582327                              .5000
      516,710.02                          .0800
            7.3750                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      5582330                              .5000
      354,522.01                          .0800
            8.0000                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5582353                              .2500
      367,379.89                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5582358                              .5000
      398,601.92                          .0800
            7.5000                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5582379                              .2500
      520,484.90                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5582396                              .2500
       83,946.44                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5583040                              .2500
      218,174.68                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5583534                              .2500
      143,900.90                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450
1



      5584066                              .2500
      186,178.13                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      5586927                              .2500
       69,949.33                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5588154                              .2500
       78,944.24                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5588212                              .2500
       56,958.75                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5588274                              .2500
      344,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5588609                              .2500
      249,809.77                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5588757                              .2500
      411,653.87                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5589714                              .2500
       83,138.25                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      5591053                              .2500
       44,908.80                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5591411                              .2500
      339,728.11                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      5594807                              .2500
      121,252.38                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      5594810                              .2500
       64,914.66                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      5594822                              .2500
      158,813.60                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5594823                              .2500
       94,559.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5594826                              .2500
       34,305.77                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5594829                              .2500
      125,719.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700
1



      5594844                              .2500
      166,875.93                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5594846                              .2500
       48,593.89                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.5000                        1.7950

      5594852                              .2500
      143,722.61                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5594854                              .2500
       99,203.59                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      5594861                              .2500
       53,648.61                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5594868                              .2500
       97,710.41                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5594869                              .2500
      103,783.85                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5594870                              .2500
       79,845.89                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200
1



      5594876                              .2500
      107,858.22                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      5594882                              .2500
       56,156.13                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      5594884                              .2500
      103,307.69                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5594886                              .2500
       83,846.25                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      5594894                              .2500
       49,411.68                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.5000                        1.7950

      5594896                              .2500
       76,698.17                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      5594897                              .2500
      146,623.58                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      5594898                              .2500
       45,514.35                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450
1



      5594900                              .2500
       83,085.10                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5594901                              .2500
      147,785.08                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5594902                              .2500
       67,869.29                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      5594903                              .2500
       82,283.30                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5594908                              .2500
      126,216.44                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5594919                              .2500
       49,411.68                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.5000                        1.7950

      5594920                              .2500
       53,934.33                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      5594930                              .2500
      191,754.28                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200
1



      5594934                              .2500
       45,405.43                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5594942                              .2500
      140,909.06                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5594944                              .2500
       46,744.54                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.5000                        1.7950

      5594954                              .2500
       72,799.33                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5594955                              .2500
       70,302.78                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5594960                              .2500
      138,649.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5594961                              .2500
       50,885.74                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5594964                              .2500
       84,042.29                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200
1



      5594972                              .2500
       49,881.41                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5594974                              .2500
      135,687.63                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5594979                              .2500
      190,935.98                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5594985                              .2500
      106,428.35                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5594988                              .2500
      176,432.59                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5594990                              .2500
       62,136.06                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      5594991                              .2500
       68,167.02                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      5594999                              .2500
       94,148.18                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.5000                        1.7950
1



      5595003                              .2500
       80,352.64                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      5595010                              .2500
       83,783.34                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5595016                              .2500
       79,860.91                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.5000                        1.9200

      5595180                              .2500
       91,251.09                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5595342                              .2500
      250,474.51                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5596718                              .2500
      307,765.64                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5596798                              .2500
      177,624.55                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5597012                              .2500
      254,805.97                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      5597401                              .2500
      114,587.50                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5597878                              .2500
      123,669.04                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      5598050                              .2500
      328,273.93                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5599137                              .2500
      122,309.16                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5599718                              .2500
       95,847.01                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5600286                              .2500
       34,373.83                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5600310                              .2500
       47,970.92                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      5600456                              .2500
       89,441.46                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950
1



      5600636                              .2500
       56,388.17                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5600666                              .2500
      235,820.43                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5601145                              .2500
      354,716.10                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      5601612                              .2500
      166,852.66                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      5602349                              .2500
      379,703.56                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5603006                              .2500
      275,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5603545                              .2500
      167,884.38                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5604570                              .2500
      370,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      5606316                              .2500
      522,304.31                          .0500
            6.8000                         .0000
            6.5500                         .0000
            6.5000                         .0000
            6.5000                         .0000

      5606370                              .2500
       70,342.30                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5606487                              .2500
      323,753.46                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5607152                              .2500
      209,323.99                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5607576                              .2500
      261,280.31                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5607596                              .2500
      320,500.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5609686                              .2500
      342,145.89                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5610740                              .2500
      296,990.24                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      5611560                              .2500
      274,785.47                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5613026                              .2500
       98,922.78                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5613219                              .2500
      117,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5613351                              .2500
      214,840.44                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5614360                              .2500
      140,295.80                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5614917                              .2500
      198,559.76                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5614929                              .2500
      135,404.36                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5614964                              .2500
       89,240.08                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700
1



      5615005                              .2500
       53,965.57                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5615044                              .2500
       99,389.76                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      5615545                              .2500
       56,858.81                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5615700                              .2500
       85,438.12                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5615971                              .2500
       85,438.12                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5616240                              .2500
      555,532.90                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5616413                              .2500
      414,692.01                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5616417                              .2500
      242,760.47                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      5616523                              .2500
      274,785.48                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5616959                              .2500
      223,845.84                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5619406                              .2500
      129,893.44                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5620264                              .2500
      274,790.74                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5620468                              .2500
       80,944.25                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5621647                              .2500
      190,839.54                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5621877                              .2500
      175,852.13                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5621981                              .2500
      287,806.76                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700
1



      5623869                              .2500
      247,811.30                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5624210                              .2500
      132,903.73                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5624790                              .2500
      189,390.75                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5625231                              .2500
       86,932.14                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5625279                              .2500
      123,655.84                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5625540                              .2500
      394,168.58                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5626090                              .2500
       85,436.55                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5626100                              .2500
       79,926.87                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      5626222                              .2500
       89,924.39                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5626322                              .2500
      243,832.08                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5626694                              .2500
      185,094.37                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5627185                              .2507
      399,289.55                          .0800
            7.3750                         .0000
            7.1243                         .0000
            7.0443                         .0000
            6.5000                         .5443

      5627193                              .2507
       81,778.93                          .0800
            7.8750                         .0000
            7.6243                         .0000
            7.5443                         .0000
            6.5000                        1.0443

      5627202                              .2507
      183,732.81                          .0800
            7.6250                         .0000
            7.3743                         .0000
            7.2943                         .0000
            6.5000                         .7943

      5627207                              .2507
      304,850.22                          .0800
            7.5000                         .0000
            7.2493                         .0000
            7.1693                         .0000
            6.5000                         .6693

      5627209                              .2507
       99,792.18                          .0800
            7.8750                         .0000
            7.6243                         .0000
            7.5443                         .0000
            6.5000                        1.0443
1



      5627211                              .2507
       99,878.41                          .0800
            8.5000                         .0000
            8.2493                         .0000
            8.1693                         .0000
            6.5000                        1.6693

      5627217                              .2507
       95,880.24                          .0800
            8.3750                         .0000
            8.1243                         .0000
            8.0443                         .0000
            6.5000                        1.5443

      5627218                              .2507
       86,071.04                          .0800
            8.2500                         .0000
            7.9993                         .0000
            7.9193                         .0000
            6.5000                        1.4193

      5627219                              .2507
       75,895.06                          .0800
            7.8750                         .0000
            7.6243                         .0000
            7.5443                         .0000
            6.5000                        1.0443

      5627220                              .2507
       67,898.74                          .0800
            7.5000                         .0000
            7.2493                         .0000
            7.1693                         .0000
            6.5000                         .6693

      5627223                              .2507
      131,723.59                          .0800
            7.5000                         .0000
            7.2493                         .0000
            7.1693                         .0000
            6.5000                         .6693

      5627225                              .2507
      162,552.10                          .0800
            8.5000                         .0000
            8.2493                         .0000
            8.1693                         .0000
            6.5000                        1.6693

      5627226                              .2507
       89,869.32                          .0800
            7.6250                         .0000
            7.3743                         .0000
            7.2943                         .0000
            6.5000                         .7943
1



      5627238                              .2507
      131,514.37                          .0800
            7.3750                         .0000
            7.1243                         .0000
            7.0443                         .0000
            6.5000                         .5443

      5627242                              .2507
      183,745.91                          .0800
            7.8750                         .0000
            7.6243                         .0000
            7.5443                         .0000
            6.5000                        1.0443

      5627503                              .2500
      173,752.35                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5627822                              .2500
      299,808.70                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5630564                              .2500
      115,128.40                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      5632016                              .2500
      524,610.37                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5632186                              .2500
      427,690.22                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5633737                              .2500
      286,012.72                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      5634299                              .2500
      148,963.94                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      5635367                              .2500
      258,235.23                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5636017                              .2500
      163,362.64                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5637712                              .2500
      226,900.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5638969                              .2500
      130,697.96                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5639731                              .2500
      165,064.59                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5639766                              .2500
      247,806.53                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5640932                              .2500
       90,940.47                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      5643937                              .2500
      125,919.65                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5644067                              .2500
      119,921.50                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      5644132                              .2500
      547,142.42                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5644133                              .2500
       59,460.08                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5644172                              .2500
      254,426.37                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5645277                              .2500
      264,663.07                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5646532                              .2500
      315,782.53                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5646548                              .2500
      499,291.94                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      5647348                              .2500
      103,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5648091                              .2500
      154,701.29                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5648404                              .2500
      188,625.23                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5648406                              .2500
      284,054.78                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5648407                              .2500
      424,334.92                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5648410                              .2500
      284,531.42                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5648415                              .2500
      305,496.88                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5648617                              .2500
      293,764.89                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      5648790                              .2500
      326,557.47                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5648857                              .2500
      306,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5650275                              .2500
      569,576.97                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5651280                              .2500
      328,256.21                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5652489                              .2500
       40,771.92                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5652496                              .2500
       71,206.84                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      5652515                              .2500
      183,859.99                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5652528                              .2500
      193,463.36                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      5652540                              .2500
       64,954.12                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5652544                              .2500
       86,638.81                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5652595                              .2500
      118,314.30                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5652746                              .2500
      274,800.97                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5652923                              .2500
      211,570.41                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5653060                              .2500
      422,603.90                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5653234                              .2500
       48,085.17                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5653476                              .2500
       48,967.12                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700
1



      5653486                              .2500
      619,121.99                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5653591                              .2500
       51,129.29                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5653770                              .2500
      358,395.07                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5653858                              .2500
      195,729.33                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5654049                              .2500
      332,528.43                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5654401                              .2500
      166,802.09                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.5000                        1.7950

      5654696                              .2500
       92,031.65                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5655103                              .2500
       68,312.46                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200
1



      5655174                              .2500
       51,600.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5655514                              .2500
      379,530.88                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5656425                              .2500
      269,794.55                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5656532                              .2500
       86,286.58                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      5656802                              .2500
      308,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5657433                              .2500
      339,741.28                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5657735                              .2500
      147,869.42                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      5658453                              .2500
      444,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      5658983                              .2500
      575,550.66                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5660562                              .2500
      159,750.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5660713                              .2500
      189,559.22                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5660727                              .2500
       39,073.09                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5662280                              .2500
      265,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5664131                              .2500
      375,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5665016                              .2500
       64,954.12                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5665050                              .2500
      344,737.48                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      5665056                              .2500
       78,691.56                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5665059                              .2500
       81,943.57                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5665064                              .2500
      134,002.94                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5665073                              .2500
      154,193.81                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5665074                              .2500
      108,417.44                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5665090                              .2500
       62,866.71                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5665111                              .2500
      181,421.85                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5665423                              .2500
      139,222.29                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450
1



      5665424                              .2500
      238,126.81                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      5665427                              .2500
       99,759.13                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5665430                              .2500
       64,362.53                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5665432                              .2500
      109,663.03                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      5665755                              .2500
      355,729.12                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5666001                              .2500
      197,453.35                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5668434                              .2500
      440,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5668521                              .2500
      318,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      5669025                              .2500
       63,887.49                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      5669578                              .2500
      274,805.91                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5669912                              .2500
      263,950.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5670149                              .2500
      339,741.28                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5670388                              .2500
      311,737.88                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5670421                              .2500
      300,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5670661                              .2500
      119,200.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5673128                              .2500
      148,500.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      5673720                              .2500
      152,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5674003                              .2500
      309,745.89                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5675316                              .2500
      376,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5678148                              .2500
      118,904.83                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      5678154                              .2500
      120,912.42                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5678155                              .2500
       93,435.65                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5678168                              .2500
      169,633.17                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5678174                              .2500
       54,961.18                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      5678181                              .2500
      288,785.52                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5678182                              .2500
      191,457.81                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5678184                              .2500
      238,327.38                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5679296                              .2500
      134,300.26                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5682253                              .2500
      250,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5682828                              .2500
      137,253.06                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5684103                              .2500
      176,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5684315                              .2500
      275,400.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      5685401                              .2500
      311,200.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5686276                              .2500
      260,400.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5687438                              .2500
      349,771.05                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      5687633                              .2500
      500,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5687993                              .2500
      162,887.83                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5689042                              .2500
      464,671.80                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5689310                              .2500
      258,308.16                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5689427                              .2500
       50,816.74                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950
1



      5691065                              .2500
       75,888.97                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5693376                              .2500
      104,231.78                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      5695302                              .2500
      138,750.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5695935                              .2500
      107,923.77                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5696702                              .2500
       90,000.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      5697261                              .2500
      206,871.34                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      5704463                              .2500
      222,600.54                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5704464                              .2500
      171,872.35                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      5704467                              .2500
       35,975.84                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5704482                              .2500
       85,355.48                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5704485                              .2500
       51,514.53                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5704502                              .2500
       77,445.30                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5704509                              .2500
      153,483.12                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5704514                              .2500
      139,391.17                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5704539                              .2500
       63,952.50                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5704561                              .2500
      186,880.76                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200
1



      5704564                              .2500
      174,860.05                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      5704568                              .2500
       95,870.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      5704577                              .2500
      170,282.73                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5704584                              .2500
       54,967.53                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.5000                        1.7950

      5704588                              .2500
      140,398.31                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5704604                              .2500
      147,887.38                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5704612                              .2500
      164,683.68                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5704627                              .2500
      136,388.11                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      5704634                              .2500
      494,623.35                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5704660                              .2500
       83,448.10                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      5704667                              .2500
      148,378.28                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5704677                              .2500
       56,761.89                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5704685                              .2500
       47,470.48                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      5705018                              .2500
       84,547.42                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      5705020                              .2500
      170,890.96                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5705027                              .2500
      271,812.81                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450
1



      5705032                              .2500
       75,145.57                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5705037                              .2500
      133,000.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5705169                              .2500
      499,681.17                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5706444                              .2500
      240,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5706689                              .2500
      127,927.87                          .0800
            8.8500                         .0000
            8.6000                         .0000
            8.5200                         .0000
            6.5000                        2.0200

      5707161                              .2500
      247,500.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5707329                              .2500
      114,000.00                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      5707771                              .2500
      116,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700
1



      5710444                              .2500
      140,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5716127                              .2500
      116,000.00                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      5718791                              .2500
      439,656.75                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5718948                              .2500
      227,715.59                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      5719384                              .2500
      272,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5720027                              .2500
      249,663.39                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5720340                              .2500
      132,300.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5720659                              .2500
      179,763.70                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950
1



      5720662                              .2500
      193,688.79                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      5720663                              .2500
      164,122.49                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5720664                              .2500
       99,044.76                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5720667                              .2500
      114,799.30                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5720668                              .2500
      208,637.38                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5720672                              .2500
      304,734.09                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5720673                              .2500
       69,717.74                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5720674                              .2500
      187,227.71                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      5720675                              .2500
      214,687.79                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5720676                              .2500
      179,239.34                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5720677                              .2500
      139,297.41                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5720678                              .2500
      186,229.16                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5720679                              .2500
      184,731.35                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5720680                              .2500
       54,833.23                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      5720682                              .2500
       83,886.88                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5720683                              .2500
      141,880.70                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      5720685                              .2500
       59,900.93                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5720690                              .2500
       77,373.76                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      5720693                              .2500
       74,596.84                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5720694                              .2500
      228,400.81                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5720695                              .2500
      129,425.49                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      5720697                              .2500
      122,176.65                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      5720698                              .2500
      122,203.64                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      5720701                              .2500
      108,645.92                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      5720704                              .2500
      151,676.29                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      5720708                              .2500
      139,763.64                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5720709                              .2500
       64,160.47                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5720711                              .2500
      124,786.73                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5720712                              .2500
      238,178.87                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5720713                              .2500
      113,558.32                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5720714                              .2500
      321,233.87                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      5720715                              .2500
      383,352.93                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      5720716                              .2500
       38,928.24                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5720717                              .2500
      202,580.55                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      5720722                              .2500
      199,533.39                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5720723                              .2500
       61,907.67                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5720724                              .2500
      185,686.58                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5720726                              .2500
      105,550.83                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5720729                              .2500
       49,439.79                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      5720730                              .2500
      187,213.77                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      5720731                              .2500
      119,554.45                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      5720734                              .2500
      108,816.33                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5720735                              .2500
       89,852.03                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5720737                              .2500
      351,356.95                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5720742                              .2500
       71,912.45                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      5720743                              .2500
      146,781.12                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5720745                              .2500
      232,666.82                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5720749                              .2500
      258,633.22                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      5720751                              .2500
      130,828.04                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      5720758                              .2500
      314,427.62                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5720759                              .2500
      159,736.94                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5720762                              .2500
      251,615.32                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5720763                              .2500
       92,143.47                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.5000                        1.9200

      5720764                              .2500
       58,301.58                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5720768                              .2500
      526,544.99                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5724039                              .2500
      179,756.14                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      5724043                              .2500
       43,868.23                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5724048                              .2500
       50,964.01                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5724070                              .2500
      128,606.85                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5724088                              .2500
       59,463.02                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      5724093                              .2500
      115,300.85                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5724099                              .2500
      265,376.87                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5724101                              .2500
      129,513.04                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5724115                              .2500
      181,678.02                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700
1



      5724123                              .2500
      115,507.56                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      5724143                              .2500
       58,459.74                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5724154                              .2500
      143,410.81                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      5724162                              .2500
      359,719.17                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5724316                              .2500
      399,058.20                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5724363                              .2500
      690,615.07                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5724395                              .2500
      427,032.36                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5724579                              .2500
      623,513.22                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      5725290                              .2500
      300,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5725800                              .2500
      153,000.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5725934                              .2500
      252,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      5726089                              .2500
      133,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5727363                              .2500
       53,959.92                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5728312                              .2500
      143,890.43                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5728314                              .2500
      366,734.38                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5728691                              .2500
       85,500.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      5729592                              .2500
      494,594.25                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5734180                              .2500
      256,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5736132                              .2500
      207,845.63                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5736138                              .2500
      350,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5736146                              .2500
       85,433.30                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5736170                              .2500
      107,917.82                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5736172                              .2500
       91,931.72                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5736182                              .2500
      334,751.38                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      5736188                              .2500
       38,373.57                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5736200                              .2500
      164,725.15                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      5736226                              .2500
       99,927.63                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5736228                              .2500
      295,669.09                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5736236                              .2500
       96,938.15                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5736258                              .2500
      221,835.24                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5736280                              .2500
       79,940.63                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5736300                              .2500
      173,604.03                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      5736306                              .2500
      400,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5736346                              .2500
      126,298.92                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      5736350                              .2500
       73,049.69                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5736372                              .2500
       43,170.27                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5737196                              .2500
      649,158.19                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5737394                              .2500
      107,775.54                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5737620                              .2500
       71,905.48                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      5738196                              .2500
      459,658.61                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      5739666                              .2500
      389,600.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5743440                              .2500
      165,867.26                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      5744658                              .2500
      458,500.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5747138                              .2500
      274,768.97                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5748414                              .2500
      131,350.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5751436                              .2500
      110,320.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5764694                              .2500
      165,174.22                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5764710                              .2500
       63,896.52                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      5765220                              .2500
      200,650.97                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5766570                              .2500
      500,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5766852                              .2500
      604,051.38                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5766874                              .2500
      355,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5767054                              .2500
      215,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5767224                              .2500
       36,674.74                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5767234                              .2500
      234,829.91                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5767240                              .2500
      128,991.54                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      5767254                              .2500
      246,330.36                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5767268                              .2500
      205,021.81                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5767282                              .2500
      247,791.65                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5767286                              .2500
      304,784.73                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5767294                              .2500
      359,732.83                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5767296                              .2500
      437,267.03                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5767316                              .2500
      172,668.51                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5767336                              .2500
      443,662.15                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      5767356                              .2500
      125,220.10                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5767360                              .2500
      118,650.24                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5767374                              .2500
      134,205.14                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5767404                              .2500
      130,298.27                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5767418                              .2500
      111,926.73                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      5767434                              .2500
      287,775.33                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5767440                              .2500
      139,785.32                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5767462                              .2500
      270,000.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450
1



      5767468                              .2500
      106,500.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5785344                              .2500
      366,456.72                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      5785368                              .2500
      121,511.99                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5785372                              .2500
      382,124.88                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      5785380                              .2500
       80,445.99                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5785414                              .2500
      459,649.97                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5785422                              .2500
      135,765.56                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      5785668                              .2500
       94,144.38                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.5000                        1.7950
1



      5788436                              .2500
      330,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5790586                              .2500
      224,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5792234                              .2500
      170,769.76                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5795902                              .2500
      298,000.00                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      5796586                              .2500
      114,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5803454                              .2500
      151,762.13                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5804618                              .2500
      339,493.76                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5811686                              .2500
      390,900.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      5811704                              .2500
      299,747.96                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5811706                              .2500
      314,754.27                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5811730                              .2500
       91,930.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5811734                              .2500
      307,771.42                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5811766                              .2500
      428,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5811782                              .2500
       90,442.29                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5811798                              .2500
      196,050.71                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5811816                              .2500
      144,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      5811836                              .2500
      499,590.16                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5811854                              .2500
      124,913.97                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5811860                              .2500
      349,726.96                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5811882                              .2500
      300,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5811884                              .2500
      207,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5811888                              .2500
       67,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5811898                              .2500
      130,500.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5811906                              .2500
       66,600.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700
1



      5811914                              .2500
      143,895.78                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5811916                              .2500
      130,412.44                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5811922                              .2500
      130,412.44                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5811944                              .2500
      195,858.14                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5812106                              .2500
      304,395.62                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5818310                              .2500
       99,925.79                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5818592                              .2500
      299,250.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5821784                              .2500
      131,502.33                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      5821844                              .2500
      280,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5823032                              .2500
      270,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5824252                              .2500
      137,740.88                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      5826872                              .2500
      376,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5830568                              .2500
      376,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5831528                              .2500
      209,600.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5835820                              .2500
      206,734.55                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      5835850                              .2500
       39,500.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700
1



      5835872                              .2500
       57,600.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5836022                              .2500
       87,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5842056                              .2500
      275,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5850654                              .2500
      199,702.21                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5850660                              .2500
      236,469.02                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5850816                              .2500
      394,911.14                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5850850                              .2500
      429,200.73                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5850854                              .2500
      441,335.48                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      5850862                              .2500
      461,676.40                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5850866                              .2500
      478,897.54                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5858226                              .2500
      648,003.29                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5858244                              .2500
      123,956.68                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.5000                        1.9200

      5858250                              .2500
      112,270.19                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.5000                        1.9200

      5860330                              .2500
       69,445.79                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5860350                              .2500
      528,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5860354                              .2500
      254,785.77                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      5860380                              .2500
      187,860.48                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5860394                              .2500
      105,129.41                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5860400                              .2500
      350,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5860422                              .2500
       57,950.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5860428                              .2500
      108,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      5860482                              .2500
      111,908.19                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5860502                              .2500
      135,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5860524                              .2500
      118,980.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      5860530                              .2500
       88,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5860538                              .2500
      200,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5860546                              .2500
      399,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5860548                              .2500
      307,700.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5860558                              .2500
       54,400.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      5860568                              .2500
      200,700.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5860572                              .2500
      637,500.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5860580                              .2500
      500,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      5860582                              .2500
       54,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5860604                              .2500
       87,400.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5860610                              .2500
       73,710.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5860618                              .2500
      345,500.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5867970                              .2500
      178,800.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5875956                              .2500
      270,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5881438                              .2500
      130,500.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5884506                              .2500
      253,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450
1



      5886862                              .2500
      124,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5886864                              .2500
      148,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      5886870                              .2500
      165,600.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5886880                              .2500
       54,900.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      5886882                              .2500
      200,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      5886890                              .2500
      192,500.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5886896                              .2500
      146,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5886898                              .2500
      242,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      5886908                              .2500
       49,968.92                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      5886912                              .2500
      139,200.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5886920                              .2500
      360,000.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5886930                              .2500
       94,500.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5886942                              .2500
      113,850.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5886946                              .2500
      125,600.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5886972                              .2500
      144,500.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5886984                              .2500
      264,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      5886988                              .2500
       71,900.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5890400                              .2500
      383,182.83                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      5890404                              .2500
      499,291.92                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5890410                              .2500
      382,178.65                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5890418                              .2500
      319,693.84                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5890424                              .2500
      454,627.04                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5890434                              .2500
      338,728.90                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      5890440                              .2500
      464,341.49                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      5890446                              .2500
      312,761.83                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5890448                              .2500
      313,155.89                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5890450                              .2500
      375,727.86                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5890452                              .2500
      574,079.04                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5890454                              .2500
      339,741.28                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5890458                              .2500
      498,370.48                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5890462                              .2500
      649,492.93                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5890464                              .2500
      364,715.26                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      5890466                              .2500
      321,778.40                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5890472                              .2500
      299,777.35                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5890474                              .2500
      393,419.20                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5890478                              .2500
      334,745.08                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5890488                              .2500
      373,934.81                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5890490                              .2500
      440,638.51                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5890492                              .2500
      299,777.35                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5890494                              .2500
      308,271.05                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      5890500                              .2500
      291,065.96                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5890506                              .2500
      594,580.05                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5890520                              .2500
      344,737.48                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5890534                              .2500
      334,475.65                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5890538                              .2500
      474,638.56                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5890540                              .2500
      664,518.69                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5890544                              .2500
      294,949.06                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5890546                              .2500
      423,669.24                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      5890560                              .2500
      574,562.46                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5890564                              .2500
      385,299.19                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5890566                              .2500
      399,724.72                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5890568                              .2500
      599,543.44                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5890570                              .2500
      348,477.94                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5890574                              .2500
      357,246.47                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5890578                              .2500
      499,217.53                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5890580                              .2500
      404,381.75                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      5890584                              .2500
      302,763.63                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5890592                              .2500
      333,889.53                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5895442                              .2500
      119,200.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5899554                              .2500
      155,378.70                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5905546                              .2500
      125,100.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5907078                              .2500
      341,500.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5910478                              .2500
       55,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      5910490                              .2500
       68,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      5910506                              .2500
       84,600.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5910512                              .2500
      104,500.00                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      5910528                              .2500
      399,900.00                          .0300
            6.5000                         .0000
            6.2500                         .0000
            6.2200                         .0000
            6.2200                         .0000

      5910562                              .2500
      156,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5910564                              .2500
      267,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5910570                              .2500
      221,500.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5910586                              .2500
      232,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5910592                              .2500
      242,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      5910628                              .2500
      112,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5910652                              .2500
      323,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5910670                              .2500
      416,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5910960                              .2500
      323,747.25                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5924204                              .2500
      165,750.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5935006                              .2500
      120,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5935014                              .2500
      134,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5935044                              .2500
      212,400.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      5935046                              .2500
      244,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5935064                              .2500
      119,200.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5935082                              .2500
      368,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5935088                              .2500
      212,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5935098                              .2500
       92,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5935100                              .2500
      164,250.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5935106                              .2500
       64,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5935108                              .2500
       64,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450
1



      5935116                              .2500
      232,750.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      5935124                              .2500
      106,155.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5935126                              .2500
      116,055.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5935148                              .2500
      126,900.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5935154                              .2500
      176,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5935198                              .2500
       60,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5936822                              .2500
      400,500.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5943106                              .2500
      348,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      5948296                              .2500
      108,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5950536                              .2500
      340,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      5954168                              .2500
      399,738.34                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      5954174                              .2500
      207,489.23                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      5954176                              .2500
      255,618.83                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5954188                              .2500
      110,535.16                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5954190                              .2500
      141,192.48                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5954192                              .2500
       35,958.41                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.5000                        1.9200
1



      5954194                              .2500
      321,436.58                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5954196                              .2500
      143,100.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5954198                              .2500
      400,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5958174                              .2500
      500,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5961302                              .2500
      124,250.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5961310                              .2500
      322,200.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5961324                              .2500
      370,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5961342                              .2500
      391,500.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950
1



      5961374                              .2500
      137,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5961392                              .2500
       86,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5961394                              .2500
      180,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      5961416                              .2500
      113,600.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5961418                              .2500
      135,000.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5961430                              .2500
       47,250.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      5961438                              .2500
      154,080.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5961456                              .2500
       30,320.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200
1



      5961462                              .2500
      128,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5961480                              .2500
      243,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      5961482                              .2500
      153,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5961496                              .2500
      364,500.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      5961498                              .2500
      168,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5961506                              .2500
       63,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      5961540                              .2500
       50,400.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      5961550                              .2500
      365,750.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700
1



      5961568                              .2500
      268,000.00                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      5961838                              .2500
       78,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      5961860                              .2500
      192,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5968856                              .2500
      228,571.55                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      5974664                              .2500
      180,800.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5975756                              .2500
      325,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5977856                              .2500
      133,700.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      5981110                              .2500
      344,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      5985924                              .2500
       76,335.29                          .0800
            9.1250                         .0000
            8.8750                         .0000
            8.7950                         .0000
            6.5000                        2.2950

      5985934                              .2500
       93,500.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      5985944                              .2500
      117,600.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      5985952                              .2500
      196,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5985970                              .2500
      280,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5985974                              .2500
      134,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      5985992                              .2500
      236,800.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5986016                              .2500
      179,872.96                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      5986032                              .2500
      275,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      5986038                              .2500
      128,250.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5986050                              .2500
      160,605.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      5986072                              .2500
      400,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      5986078                              .2500
       22,341.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      5986080                              .2500
       22,341.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      5986082                              .2500
       22,341.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      5986108                              .2500
      129,600.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200
1



      5986116                              .2500
       60,500.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      5986156                              .2500
       51,600.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5992776                              .2500
      349,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      5994696                              .2500
      210,000.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      6006672                              .2500
      390,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      6010856                              .2500
      109,440.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      6010872                              .2500
       41,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      6010882                              .2500
      442,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      6010896                              .2500
      300,000.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      6010916                              .2500
      129,675.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      6010922                              .2500
       99,750.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      6010926                              .2500
      198,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      6010938                              .2500
      124,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      6010940                              .2500
       62,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      6010962                              .2500
      126,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      6010984                              .2500
       82,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      6010988                              .2500
       90,450.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      6010992                              .2500
      176,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      6011006                              .2500
       96,800.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      6011018                              .2500
      336,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      6011038                              .2500
      100,950.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      6011054                              .2500
       94,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      6011566                              .2500
      449,698.05                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      6015292                              .2500
      215,858.71                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950
1



      6015294                              .2500
      274,590.54                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      6015298                              .2500
      239,846.96                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      6015300                              .2500
      324,397.40                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      6015314                              .2500
      302,186.57                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      6015316                              .2500
      329,355.39                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      6019452                              .2500
      261,121.12                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      6033956                              .2500
      125,400.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      6033966                              .2500
      109,500.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700
1



      6033980                              .2500
      180,500.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      6034004                              .2500
       76,500.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      6034006                              .2500
       76,455.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      6034048                              .2500
      228,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      6034062                              .2500
      196,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      6034076                              .2500
      228,000.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      6034282                              .2500
      244,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      6035474                              .2500
      499,681.17                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200
1



      6035950                              .2500
      501,126.78                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      6059572                              .2500
      323,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      6059586                              .2500
      199,500.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      6059606                              .2500
      142,500.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      6059608                              .2500
      156,000.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      6059610                              .2500
       82,320.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      6059644                              .2500
      343,250.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      6059646                              .2500
      335,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      6059658                              .2500
       90,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      6059688                              .2500
       22,500.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      6059736                              .2500
      196,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      6059756                              .2500
       77,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      6059764                              .2500
      372,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      6060048                              .2500
      416,000.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      6074838                              .2500
       69,709.86                          .0800
            8.7500                         .0000
            8.5000                         .0000
            8.4200                         .0000
            6.5000                        1.9200

      6074888                              .2500
      130,828.02                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950
1



      6074902                              .2500
      112,431.84                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      6074918                              .2500
      107,861.79                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      6075016                              .2500
      239,712.86                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      6075026                              .2500
      137,098.18                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      6075034                              .2500
      274,800.97                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      6075036                              .2500
       87,840.30                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      6075048                              .2500
      112,422.58                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      6075064                              .2500
       51,969.30                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.5000                        1.7950
1



      6075074                              .2500
      279,583.10                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      6075076                              .2500
       63,862.54                          .0800
            8.6250                         .0000
            8.3750                         .0000
            8.2950                         .0000
            6.5000                        1.7950

      6075090                              .2500
      197,853.06                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      6075118                              .2500
      269,818.84                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      6075120                              .2500
      134,916.09                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      6075122                              .2500
       66,559.65                          .0800
            8.5000                         .0000
            8.2500                         .0000
            8.1700                         .0000
            6.5000                        1.6700

      6075146                              .2500
      274,780.08                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      6075410                              .6250
      379,127.20                          .0800
            7.3750                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      6075478                              .7500
      291,783.29                          .0800
            7.5000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      6075494                              .6250
      599,084.09                          .0800
            7.3750                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      6083608                              .2500
      104,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      6083636                              .2500
      308,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      6083640                              .2500
      128,157.17                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      6083654                              .2500
      375,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      6083656                              .2500
      262,500.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      6083658                              .2500
      166,500.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700
1



      6083670                              .2500
      392,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      6083674                              .2500
      364,000.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      6083678                              .2500
       94,400.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      6083710                              .2500
      308,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      6083718                              .2500
      159,840.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      6083724                              .2500
      264,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      6083730                              .2500
      185,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      6083770                              .2500
      365,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      6083792                              .2500
      147,600.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      6083794                              .2500
       65,550.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      6083800                              .2500
      312,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      6083810                              .2500
      126,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      6083816                              .2500
      235,900.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      6083842                              .2500
       81,600.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      6083882                              .2500
      146,700.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      6084634                              .2500
      115,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      6091258                              .2500
      274,824.64                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      6096656                              .2500
      271,782.48                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      6103216                              .2500
      304,473.87                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      6110912                              .2500
      242,500.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      6110930                              .2500
      309,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      6110954                              .2500
      318,000.00                          .0300
            6.6250                         .0000
            6.3750                         .0000
            6.3450                         .0000
            6.3450                         .0000

      6110962                              .2500
      400,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      6110968                              .2500
      105,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      6111020                              .2500
      396,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      6111098                              .2500
      264,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      6113218                              .2500
      339,747.67                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      6136504                              .2500
      152,000.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      6136516                              .2500
      292,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      6136556                              .2500
      164,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      6136558                              .2500
      136,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      6136566                              .2500
      148,500.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450
1



      6136568                              .2500
      169,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      6136570                              .2500
       56,850.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      6136614                              .2500
      125,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      6136660                              .2500
      125,000.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      6136664                              .2500
      254,900.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      6136710                              .2500
      416,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      6136732                              .2500
      138,550.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      6137110                              .2500
      376,400.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450
1



      6138076                              .2500
      314,172.44                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      6139434                              .2500
      306,742.08                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      6142864                              .2500
      222,484.76                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      6161208                              .2500
      299,250.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      6161252                              .2500
      160,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      6161266                              .2500
      368,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      6161296                              .2500
      215,700.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      6161318                              .2500
      440,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      6161352                              .2500
       59,400.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      6161976                              .2500
      248,700.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      6161978                              .2500
      510,900.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      6170540                              .2500
      454,855.18                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      6177374                              .2500
      417,640.10                          .0300
            6.7500                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      6177380                              .5000
      463,646.93                          .0800
            7.3750                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      6177388                              .5000
      387,190.12                          .0800
            7.1250                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      6177438                              .5000
      459,658.61                          .0800
            7.5000                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      6177444                              .3750
      630,000.00                          .0300
            6.8750                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      6177474                              .5000
      387,689.72                          .0800
            7.1250                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      6177494                              .5000
      649,480.20                          .0800
            7.1250                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      6177522                              .5000
      445,634.42                          .0300
            7.0000                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      6177610                              .5000
      375,813.74                          .0800
            7.3750                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      6177628                              .5000
      499,609.95                          .0800
            7.2500                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700

      6177684                              .3750
      380,000.00                          .0300
            6.8750                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      6177694                              .5000
      353,594.41                          .0800
            7.1250                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      6177764                              .5000
      561,539.33                          .0300
            7.0000                         .0000
            6.5000                         .0000
            6.4700                         .0000
            6.4700                         .0000

      6177782                              .5000
      409,672.13                          .0800
            7.1250                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      6188268                              .2500
      201,150.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      6188292                              .2500
      223,000.00                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      6188300                              .2500
      255,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      6188304                              .2500
      139,650.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      6188306                              .2500
       47,220.64                          .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         .0000
            6.5000                        1.5450

      6188386                              .2500
      275,000.00                          .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                         .0000
            6.5000                         .1700
1



      6188420                              .2500
      173,500.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      6188470                              .2500
      212,000.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      6188524                              .2500
      300,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      6189154                              .2500
      155,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      6213180                              .2500
      275,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      6213228                              .2500
      505,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      6213256                              .2500
      142,500.00                          .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         .0000
            6.5000                        1.2950

      6213288                              .2500
      368,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      6213292                              .2500
      166,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      6213300                              .2500
      326,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      6213340                              .2500
      171,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      6213344                              .2500
      170,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      6213374                              .2500
      261,250.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      6213454                              .2500
      136,000.00                          .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                         .0000
            6.5000                        1.0450

      6213462                              .2500
      215,800.00                          .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                         .0000
            6.5000                         .5450

      6213466                              .2500
      142,500.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700
1



      6213564                              .2500
      649,585.52                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      6236876                              .2500
      244,800.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      6236948                              .2500
      258,750.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      6236986                              .2500
      595,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      6237018                              .2500
      207,100.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      6237024                              .2500
      147,250.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950

      6237076                              .2500
      274,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      6237178                              .2500
      252,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450
1



      6243766                              .2500
      240,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      6260962                              .2500
      208,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      6262814                              .2500
      165,000.00                          .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                         .0000
            6.5000                         .9200

      6262976                              .2500
      191,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      6264620                              .2500
      490,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200

      6264632                              .2500
      416,000.00                          .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                         .0000
            6.5000                         .2950

      6264806                              .2500
      162,800.00                          .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         .0000
            6.5000                        1.4200

      6264850                              .2500
      336,000.00                          .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                         .0000
            6.5000                         .4200
1



      6264914                              .2500
      373,000.00                          .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                         .0000
            6.5000                         .6700

      6264992                              .2500
      104,550.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      6286416                              .2500
      360,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      6290818                              .2500
      148,500.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      6301790                              .2500
      372,999.39                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

      6319674                              .2500
      278,000.00                          .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                         .0000
            6.5000                         .0450

      6319730                              .2500
      216,000.00                          .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                         .0000
            6.5000                         .7950
1



      6319838                              .2500
      166,000.00                          .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                         .0000
            6.5000                        1.1700

  TOTAL NUMBER OF LOANS:     1270
  TOTAL BALANCE........:        265,556,922.16


  RUN ON     : 11/26/01            RFC DISCLOSURE SYSTEM      RFFSDFIX-01
  AT         : 09.59.43            INITIAL SECURITY FEES      AMORTIZED BALANCE
  SERIES     : RALI 2001-QS17       FIXED SUMMARY REPORT      CUTOFF : 11/01/01
  POOL       : 0004554
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM         TO
  ---------------------------------------------------------------------------
  CURR NOTE RATE                        7.5220            6.5000      9.1250
  RFC NET RATE                          7.2552            6.2500      8.8750
  NET MTG RATE(INVSTR RATE)             7.1761            6.2200      8.7950
  POST STRIP RATE                       6.4984            6.2200      6.5000
  SUB SERV FEE                           .2668             .2500      1.0000
  MSTR SERV FEE                          .0791             .0300        .0800
  ALL EXP                                .0000             .0000       .0000
  MISC EXP                               .0000             .0000       .0000
  SPREAD                                 .0000             .0000       .0000
  STRIP                                  .6776             .0000      2.2950







  TOTAL NUMBER OF LOANS:  1270
  TOTAL BALANCE........:     265,556,922.16


                             ***************************
                             *      END OF REPORT      *
                             ***************************
  RUN ON     : 11/26/01           RFC DISCLOSURE SYSTEM       RFFSD177-01
  AT         : 09.59.43          FIXED RATE LOAN LISTING      AMORTIZED BALANCE
  SERIES     : RALI 2001-QS17                                 CUTOFF : 11/01/01
  POOL       : 0004554
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL     LOAN FEATURE
                                   ORIG TERM     PRINCIPAL BAL    # OF UNITS
  ORIG RATE                                      ORIGINAL P+I     LTV
  CURR NET                                       CURRENT P+I
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE        MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE     MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #
  ______________________________________________________________________________


    4290730          883/G02             F          184,000.00         ZZ
                                         240        183,343.48          1
                                       7.625          1,496.39         77
                                       7.375          1,496.39
    FORT MYERS       FL   33905          4            08/16/01         00
    0433198751                           05           10/01/01          0
    1TRIMMER                             O            09/01/21
    0


    4672779          994/G02             F          308,700.00         ZZ
                                         360        307,568.56          1
                                       7.625          2,184.96         36
                                       7.375          2,184.96
    OYSTER BAY COVE  NY   11771          5            05/21/01         00
    0433284122                           05           07/01/01          0
    1000227454                           O            06/01/31
    0


    4723506          E22/G02             F           54,800.00         T
                                         360         54,586.72          1
                                       8.250            411.69         80
                                       8.000            411.69
    APOPKA           FL   32712          1            04/30/01         00
    0412587941                           01           06/01/01          0
    0412587941                           O            05/01/31
    0


    4806184          994/G02             F          282,800.00         ZZ
                                         360        281,908.79          1
                                       8.375          2,149.48         70
                                       8.125          2,149.48
    ARLINGTON        VA   22207          2            05/29/01         00
    0433299492                           05           07/01/01          0
1


    918038465                            N            06/01/31
    0


    4816670          676/G02             F          281,600.00         ZZ
                                         360        280,836.58          1
                                       8.000          2,066.29         80
                                       7.750          2,066.29
    KULA             HI   96790          5            06/22/01         00
    0433304102                           05           08/01/01          0
    6001125740                           O            07/01/31
    0


    4840398          M66/G02             F           35,050.00         ZZ
                                         360         34,936.71          1
                                       8.250            263.32         95
                                       8.000            263.32
    MOUNT JOY        PA   17552          1            05/25/01         11
    0432972743                           01           07/01/01         30
    90500218                             O            06/01/31
    0


    4857583          742/G02             F           81,000.00         ZZ
                                         360         80,818.54          4
                                       7.500            566.36         90
                                       7.250            566.36
    BUFFALO          NY   14202          1            07/30/01         04
    0433129657                           05           09/01/01         25
    6387518                              O            08/01/31
    0


    4899074          E47/G02             F          321,500.00         ZZ
                                         360        320,583.50          1
                                       7.750          2,303.27         95
                                       7.500          2,303.27
    CERRITOS         CA   90703          2            06/20/01         12
    0432991636                           05           08/01/01         30
    7331013108                           O            07/01/31
    0


    4907152          W53/G02             F          159,200.00         ZZ
                                         360        158,980.16          1
                                       7.875          1,154.31         80
                                       7.625          1,154.31
    SARASOTA         FL   34241          1            08/06/01         00
    0433296860                           05           10/01/01          0
    7301011009                           O            09/01/31
    0


1


    4910144          742/G02             F           96,800.00         ZZ
                                         360         96,659.44          1
                                       7.625            685.14         80
                                       7.375            685.14
    RIDGEWOOD        NY   11385          1            08/17/01         00
    0433253739                           05           10/01/01          0
    01C2632                              O            09/01/31
    0


    4934901          286/286             F           27,000.00         ZZ
                                         360         26,888.85          1
                                       8.750            212.41         75
                                       8.500            212.41
    ANDERSON         IN   46016          5            03/28/01         00
    9825021                              05           05/01/01          0
    9825021                              N            04/01/31
    0


    4950390          U05/G02             F          124,000.00         ZZ
                                         360        123,637.60          1
                                       7.625            877.66         80
                                       7.375            877.66
    RICHARDS         TX   77873          5            06/18/01         00
    0433243623                           05           08/01/01          0
    3137203                              O            07/01/31
    0


    4954362          U05/G02             F          168,000.00         ZZ
                                         360        166,816.15          1
                                       8.250          1,262.13         80
                                       8.000          1,262.13
    LUBBOCK          TX   79410          5            06/25/01         00
    0433231321                           05           08/01/01          0
    3143308                              O            07/01/31
    0


    4955089          601/G02             F          229,300.00         ZZ
                                         360        228,975.27          1
                                       7.750          1,642.74         64
                                       7.500          1,642.74
    DENVER           CO   80209          2            08/13/01         00
    0433230299                           05           10/01/01          0
    60612835                             O            09/01/31
    0


    4956020          H37/G02             F          126,000.00         ZZ
                                         360        125,768.87          4
                                       8.500            969.00         90
                                       8.250            969.00
1


    SEASIDE HEIGHTS  NJ   08751          1            07/02/01         14
    0433268133                           05           09/01/01         25
    E0112852                             N            08/01/31
    0


    5001040          T68/G02             F          218,000.00         ZZ
                                         360        216,532.02          1
                                       8.250          1,637.76         75
                                       8.000          1,637.76
    LINDEN           AZ   85901          2            06/25/01         00
    0433270048                           05           08/01/01          0
    61678441S                            O            07/01/31
    0


    5001779          A50/G02             F           43,200.00         ZZ
                                         360         43,144.71          1
                                       8.250            324.55         90
                                       8.000            324.55
    AMERICUS         GA   31709          1            08/30/01         01
    0433218500                           05           10/01/01         25
    500979                               O            09/01/31
    0


    5002808          601/G02             F           50,000.00         ZZ
                                         360         49,890.74          1
                                       7.625            353.90         79
                                       7.375            353.90
    NIOTA            TN   37826          2            07/12/01         00
    0433052495                           05           09/01/01          0
    6066392                              N            08/01/31
    0


    5003133          601/G02             F           47,000.00         ZZ
                                         360         46,888.22          1
                                       7.625            332.67         77
                                       7.375            332.67
    NIOTA            TN   37826          2            07/12/01         00
    0433024783                           05           09/01/01          0
    60664026                             N            08/01/31
    0


    5019733          U42/G02             F           60,400.00         ZZ
                                         360         60,277.52          1
                                       8.000            443.19         80
                                       7.750            443.19
    SHERMAN          TX   75092          5            07/09/01         00
    0433260973                           05           09/01/01          0
    15100653                             O            08/01/31
    0
1




    5039992          T08/G02             F        1,000,000.00         ZZ
                                         360        997,703.19          1
                                       7.375          6,906.75         53
                                       7.125          6,906.75
    DULUTH           GA   30097          1            07/16/01         00
    0433233467                           03           09/01/01          0
    11017230                             O            08/01/31
    0


    5054563          E82/G02             F          239,500.00         ZZ
                                         360        238,764.27          1
                                       7.375          1,654.17         80
                                       7.125          1,654.17
    ASTORIA          NY   11105          2            06/27/01         00
    0400427159                           07           08/01/01          0
    0400427159                           O            07/01/31
    0


    5074097          994/G02             F          420,000.00         ZZ
                                         360        419,250.73          1
                                       8.625          3,266.72         70
                                       8.375          3,266.72
    UNION VALE       NY   12540          1            07/26/01         00
    0433283694                           05           09/01/01          0
    001999990181                         O            08/01/31
    0


    5074382          737/G02             F          192,000.00         ZZ
                                         360        191,747.97          4
                                       8.125          1,425.59         80
                                       7.875          1,425.59
    SNELLVILLE       GA   30078          1            08/20/01         00
    0433240405                           05           10/01/01          0
    2030378                              N            09/01/31
    0


    5079484          721/G02             F          212,000.00         ZZ
                                         360        211,410.63          1
                                       7.875          1,537.15         72
                                       7.625          1,537.15
    MESA             CO   81643          5            06/12/01         00
    0433267127                           05           08/01/01          0
    7884096517                           O            07/01/31
    0


    5087681          G52/G02             F          162,800.00         ZZ
                                         360        162,401.30          4
1


                                       8.500          1,251.79         95
                                       8.250          1,251.79
    HOUSTON          TX   77098          1            06/22/01         10
    0433242823                           05           08/01/01         30
    5705000072                           O            07/01/31
    0


    5090782          J95/J95             F          396,000.00         ZZ
                                         360        395,197.55          1
                                       8.000          2,905.71         80
                                       7.000          2,905.71
    RODANTHE         NC   27968          1            07/12/01         00
    18666065                             03           09/01/01          0
    18637546                             N            08/01/31
    0


    5094603          K89/G02             F          144,000.00         ZZ
                                         360        143,743.10          1
                                       8.625          1,120.02         90
                                       8.375          1,120.02
    MIAMI            FL   33175          1            07/06/01         10
    0433210358                           05           09/01/01         25
    200106101                            O            08/01/31
    0


    5099457          H37/G02             F          312,000.00         ZZ
                                         360        311,335.73          1
                                       7.750          2,235.00         80
                                       7.500          2,235.00
    CHARLTON         MA   01507          5            07/26/01         00
    0433123718                           05           09/01/01          0
    00273226                             O            08/01/31
    0


    5105273          U05/G02             F          558,750.00         ZZ
                                         360        557,617.75          1
                                       8.000          4,099.91         75
                                       7.750          4,099.91
    KERRVILLE        TX   78028          5            07/20/01         00
    0433247368                           05           09/01/01          0
    3141796                              O            08/01/31
    0


    5105946          U05/G02             F           80,000.00         ZZ
                                         360         79,845.92          1
                                       8.250            601.01         79
                                       8.000            601.01
    LUBBOCK          TX   79407          5            07/20/01         00
    0433231230                           05           09/01/01          0
1


    3134291                              O            08/01/31
    0


    5114038          601/G02             F          107,900.00         ZZ
                                         360        107,692.15          1
                                       8.250            810.62         90
                                       8.000            810.62
    PUEBLO           CO   81001          1            07/30/01         11
    0433246675                           05           09/01/01         25
    6070965                              O            08/01/31
    0


    5115713          601/G02             F           84,350.00         T
                                         360         84,179.05          1
                                       8.000            618.94         75
                                       7.750            618.94
    BLAIRSVILLE      GA   30512          5            08/07/01         00
    0433225521                           05           09/01/01          0
    6070251-1                            O            08/01/31
    0


    5125272          601/G02             F          273,000.00         ZZ
                                         360        272,572.77          2
                                       7.250          1,862.35         70
                                       7.000          1,862.35
    DENVER           CO   80203          2            08/10/01         00
    0433230570                           05           10/01/01          0
    6071681-8                            N            09/01/31
    0


    5132767          E22/G02             F           87,500.00         T
                                         360         87,283.58          1
                                       7.000            582.14         41
                                       6.750            582.14
    HARBOR SPRINGS   MI   49740          2            07/13/01         00
    0412755076                           20           09/01/01          0
    0412755076                           O            08/01/31
    0


    5132932          H37/G02             F          193,600.00         ZZ
                                         360        193,206.39          1
                                       8.000          1,421.00         80
                                       7.750          1,421.00
    TOM'S RIVER      NJ   08753          1            07/23/01         00
    0433238656                           05           09/01/01          0
    00273559                             O            08/01/31
    0


1


    5137236          601/G02             F          103,950.00         ZZ
                                         360        103,823.60          1
                                       8.500            799.29         90
                                       8.250            799.29
    KENNESAW         GA   30152          1            08/09/01         14
    0433222353                           05           10/01/01         25
    60719440                             O            09/01/31
    0


    5143249          601/G02             F          180,000.00         ZZ
                                         360        179,781.13          4
                                       8.500          1,384.05         90
                                       8.250          1,384.05
    DECATUR          GA   30032          2            08/10/01         14
    0433228046                           05           10/01/01         25
    60699188                             N            09/01/31
    0


    5146181          253/253             F          124,400.00         ZZ
                                         360        124,302.95          1
                                       7.250            848.63         78
                                       7.000            848.63
    PLANO            TX   75025          1            09/14/01         00
    9310                                 05           11/01/01          0
    9310                                 O            10/01/31
    0


    5146561          H22/G02             F          540,000.00         ZZ
                                         360        540,000.00          1
                                       7.500          3,775.76         77
                                       7.250          3,775.76
    SCARSDALE        NY   10583          5            09/27/01         00
    0433300241                           05           12/01/01          0
    0107009                              O            11/01/31
    0


    5153939          A50/G02             F          379,500.00         ZZ
                                         360        378,691.28          1
                                       7.750          2,718.78         64
                                       7.500          2,718.78
    PENSACOLA        FL   32506          5            07/21/01         00
    0433303252                           05           09/01/01          0
    442168                               O            08/01/31
    0


    5158968          822/G02             F           73,800.00         ZZ
                                         360         73,703.11          3
                                       8.125            547.97         90
                                       7.875            547.97
1


    PROVIDENCE       RI   02908          1            08/30/01         11
    0433255106                           05           10/01/01         25
    3806031894                           N            09/01/31
    0


    5162926          168/168             F           39,900.00         ZZ
                                         360         39,821.16          1
                                       8.125            296.26         51
                                       7.875            296.26
    CHURCHVILLE      NY   14428          1            07/02/01         00
    0059460318                           05           09/01/01          0
    0059460318                           O            08/01/31
    0


    5165021          601/G02             F          127,000.00         ZZ
                                         360        126,837.48          1
                                       8.250            954.11         72
                                       8.000            954.11
    SALIDA           CO   81201          5            07/27/01         00
    0433225406                           05           10/01/01          0
    60735651                             O            09/01/31
    0


    5166930          P01/G02             F           78,375.00         ZZ
                                         360         78,284.48          1
                                       8.750            616.58         95
                                       8.500            616.58
    SCHENECTADY      NY   12308          1            08/28/01         04
    0433235439                           05           10/01/01         30
    01005363                             O            09/01/31
    0


    5171319          601/G02             F           72,800.00         ZZ
                                         360         72,651.03          2
                                       8.000            534.19         80
                                       7.750            534.19
    NEW PORT RICHEY  FL   34652          1            07/30/01         00
    0433225224                           05           09/01/01          0
    60736832                             N            08/01/31
    0


    5172001          883/G02             F          187,300.00         ZZ
                                         360         35,095.84          1
                                       8.375          1,423.62         80
                                       8.125          1,423.62
    LOXAHATCHEE      FL   33470          1            07/10/01         00
    0433190469                           05           09/01/01          0
    00002493                             O            08/01/31
    0
1




    5177422          T68/G02             F           40,000.00         ZZ
                                         360         39,930.46          1
                                       8.750            314.68         80
                                       8.500            314.68
    BIRMINGHAM       AL   35211          5            07/26/01         00
    0433162872                           05           09/01/01          0
    63314250S                            N            08/01/31
    0


    5181195          742/G02             F           69,000.00         ZZ
                                         360         68,954.87          1
                                       8.125            512.32         75
                                       7.875            512.32
    BATAVIA          NY   14020          1            09/04/01         00
    0433226073                           05           11/01/01          0
    LN6427355                            O            10/01/31
    0


    5182915          601/G02             F          108,800.00         ZZ
                                         360        108,573.88          1
                                       7.875            788.88         80
                                       7.625            788.88
    ATLANTA          GA   30315          5            07/27/01         00
    0433230521                           05           09/01/01          0
    60719127                             O            08/01/31
    0


    5185238          883/G02             F          168,750.00         T
                                         360        168,645.10          1
                                       8.375          1,282.63         75
                                       8.125          1,282.63
    LOXAHATCHEE      FL   33470          2            09/11/01         00
    0433295631                           05           11/01/01          0
    0511184                              O            10/01/31
    0


    5187193          P01/G02             F           91,392.00         ZZ
                                         360         91,220.37          3
                                       8.375            694.65         90
                                       8.125            694.65
    NEW BRITAIN      CT   06051          1            08/01/01         04
    0433284395                           05           09/01/01         25
    01000416                             N            08/01/31
    0


    5190307          601/G02             F          211,400.00         ZZ
                                         360        210,949.48          1
1


                                       7.750          1,514.50         90
                                       7.500          1,514.50
    MARIETTA         GA   30068          1            07/27/01         10
    0433224904                           05           09/01/01         25
    60723285                             O            08/01/31
    0


    5194708          742/G02             F          256,000.00         ZZ
                                         360        255,454.43          2
                                       7.750          1,834.02         80
                                       7.500          1,834.02
    BELLE HARBOR     NY   11694          1            07/11/01         00
    0433102357                           05           09/01/01          0
    6380547                              O            08/01/31
    0


    5195591          F26/G02             F          172,000.00         ZZ
                                         360        171,638.82          1
                                       7.375          1,187.96         80
                                       7.125          1,187.96
    PUYALLUP         WA   98373          1            08/16/01         00
    0433210549                           05           10/01/01          0
    7142776507                           O            09/01/31
    0


    5203102          G52/G02             F          118,400.00         ZZ
                                         360        118,147.68          1
                                       7.750            848.23         80
                                       7.500            848.23
    LAGUNA NIGUEL    CA   92677          1            07/12/01         00
    0433304144                           01           09/01/01          0
    0205000853                           O            08/01/31
    0


    5203117          253/253             F          138,400.00         ZZ
                                         360        138,203.99          4
                                       7.750            991.52         80
                                       7.500            991.52
    AUSTIN           TX   78757          1            08/15/01         00
    977310                               05           10/01/01          0
    977310                               N            09/01/31
    0


    5205042          F19/G02             F          136,000.00         ZZ
                                         360        135,613.08          1
                                       8.875          1,082.08         80
                                       8.625          1,082.08
    WATSONVILLE      CA   95076          1            05/13/01         00
    0433129327                           05           07/01/01          0
1


    6793291                              O            06/01/31
    0


    5205047          G34/G02             F          112,000.00         ZZ
                                         360        111,841.39          1
                                       7.750            802.38         76
                                       7.500            802.38
    CERRITOS         CA   90703          5            08/22/01         00
    0433226883                           01           10/01/01          0
    7712071                              O            09/01/31
    0


    5213560          E11/G02             F          152,000.00         ZZ
                                         360        151,779.26          1
                                       7.625          1,075.85         84
                                       7.375          1,075.85
    MINNETRISTA      MN   55364          1            08/10/01         04
    0433266368                           05           10/01/01         12
    688406                               O            09/01/31
    0


    5214233          E84/G02             F          137,340.00         ZZ
                                         360        137,130.36          1
                                       7.375            948.57         80
                                       7.125            948.57
    BEND             OR   97702          1            08/03/01         00
    0433194768                           05           10/01/01          0
    61701564                             O            09/01/31
    0


    5216357          665/G02             F          377,000.00         ZZ
                                         360        375,812.93          1
                                       7.250          2,571.80         64
                                       7.000          2,571.80
    SCOTTS VALLEY    CA   95066          5            06/20/01         00
    0433012291                           05           08/01/01          0
    88101592                             O            07/01/31
    0


    5221325          U05/G02             F           86,250.00         ZZ
                                         360         86,127.85          1
                                       7.750            617.91         69
                                       7.500            617.91
    AUSTIN           TX   78745          5            08/02/01         00
    0433244910                           05           10/01/01          0
    3151662                              O            09/01/31
    0


1


    5222401          601/G02             F           53,200.00         ZZ
                                         360         53,135.29          2
                                       8.500            409.07         80
                                       8.250            409.07
    DALLAS           TX   75253          1            08/03/01         00
    0433226669                           05           10/01/01          0
    60746757                             N            09/01/31
    0


    5226254          253/253             F          504,000.00         ZZ
                                         360        503,230.62          1
                                       7.375          3,481.01         80
                                       7.125          3,481.01
    PARKER           TX   75002          5            08/03/01         00
    977544                               03           10/01/01          0
    977544                               O            09/01/31
    0


    5226299          588/G02             F          152,800.00         ZZ
                                         360        152,566.75          1
                                       7.375          1,055.35         80
                                       7.125          1,055.35
    RADNOR TOWNSHIP  PA   19010          1            08/07/01         00
    0433297686                           01           10/01/01          0
    1047080                              O            09/01/31
    0


    5228223          F89/G02             F          294,500.00         ZZ
                                         360        294,113.42          1
                                       8.125          2,186.65         95
                                       7.875          2,186.65
    CHINO            CA   91710          5            08/24/01         04
    0433172079                           05           10/01/01         35
    11112561                             O            09/01/31
    0


    5229752          664/G02             F           49,400.00         ZZ
                                         360         49,369.29          1
                                       8.375            375.48         90
                                       8.125            375.48
    FREEPORT         IL   61032          1            09/10/01         10
    0433259280                           05           11/01/01         25
    0008284036                           N            10/01/31
    0


    5230463          601/G02             F          260,000.00         ZZ
                                         360        259,640.95          2
                                       7.875          1,885.19         80
                                       7.625          1,885.19
1


    MINNEAPOLIS      MN   55408          1            08/15/01         00
    0433226446                           05           10/01/01          0
    60751443                             N            09/01/31
    0


    5232486          E84/G02             F          644,000.00         ZZ
                                         360        642,627.61          1
                                       7.750          4,613.69         70
                                       7.500          4,613.69
    WINNETKA         IL   60093          1            08/03/01         00
    0433184876                           05           09/01/01          0
    11208210                             N            08/01/31
    0


    5232596          W30/G02             F          156,800.00         ZZ
                                         360        156,609.34          2
                                       8.500          1,205.66         80
                                       8.250          1,205.66
    NASHUA           NH   03060          5            08/10/01         00
    0433312394                           05           10/01/01          0
    0482970                              N            09/01/31
    0


    5232653          313/G02             F           75,600.00         ZZ
                                         360         75,508.08          2
                                       8.500            581.30         70
                                       8.250            581.30
    DOUGLASVILLE     GA   30135          1            08/23/01         00
    0433207040                           05           10/01/01          0
    0008275182                           N            09/01/31
    0


    5232722          601/G02             F          436,000.00         ZZ
                                         360        435,469.85          1
                                       8.500          3,352.47         80
                                       8.250          3,352.47
    CLINTON          NJ   08809          1            08/20/01         00
    0433228368                           05           10/01/01          0
    60755055                             O            09/01/31
    0


    5234444          U05/G02             F          105,600.00         ZZ
                                         360        105,461.37          1
                                       8.125            784.08         80
                                       7.875            784.08
    KATY             TX   77450          5            08/13/01         00
    0433209145                           03           10/01/01          0
    3157341                              O            09/01/31
    0
1




    5235496          601/G02             F           71,500.00         ZZ
                                         360         71,401.26          1
                                       7.875            518.43         65
                                       7.625            518.43
    LAMPE            MO   65681          5            08/15/01         00
    0433222841                           05           10/01/01          0
    60751260                             O            09/01/31
    0


    5240899          601/G02             F          141,300.00         ZZ
                                         360        141,128.18          4
                                       8.500          1,086.48         90
                                       8.250          1,086.48
    SAN ANTONIO      TX   78250          1            08/21/01         14
    0433224045                           05           10/01/01         25
    60760626                             N            09/01/31
    0


    5242957          U05/G02             F           97,500.00         ZZ
                                         360         97,432.90          1
                                       7.875            706.94         60
                                       7.625            706.94
    SACRAMENTO       CA   95826          5            08/31/01         00
    0433281474                           05           11/01/01          0
    3158257                              N            10/01/31
    0


    5246746          601/G02             F          118,800.00         ZZ
                                         360        118,640.05          1
                                       8.000            871.71         90
                                       7.750            871.71
    SAINT LOUIS      MO   63144          1            08/10/01         11
    0433225299                           05           10/01/01         25
    60755477                             O            09/01/31
    0


    5247350          601/G02             F           60,000.00         ZZ
                                         360         59,908.40          1
                                       7.375            414.41         67
                                       7.125            414.41
    BROKEN ARROW     OK   74012          5            08/07/01         00
    0433233210                           05           10/01/01          0
    60669355                             N            09/01/31
    0


    5248542          696/G02             F          101,600.00         ZZ
                                         360        101,394.13          1
1


                                       8.000            745.50         80
                                       7.750            745.50
    CHEVY CHASE      MD   20815          1            07/30/01         00
    0433032026                           01           09/01/01          0
    31101152                             O            08/01/31
    0


    5249160          E40/G02             F          115,830.00         ZZ
                                         360        115,830.00          1
                                       7.875            839.85         90
                                       7.625            839.85
    WOBURN           MA   01801          1            10/02/01         01
    0433307527                           01           12/01/01         25
    200101587                            O            11/01/31
    0


    5250691          601/G02             F           72,000.00         ZZ
                                         360         71,907.84          1
                                       8.250            540.92         90
                                       8.000            540.92
    CANTON           NC   28716          1            08/20/01         11
    0433224938                           05           10/01/01         25
    60764065                             O            09/01/31
    0


    5257930          601/G02             F          398,450.00         ZZ
                                         360        397,885.73          1
                                       7.750          2,854.55         80
                                       7.500          2,854.55
    ATLANTA          GA   30318          1            08/15/01         00
    0433227410                           05           10/01/01          0
    6076993-2                            O            09/01/31
    0


    5258485          601/G02             F          138,400.00         ZZ
                                         360        138,203.99          1
                                       7.750            991.52         80
                                       7.500            991.52
    LOVELAND         CO   80538          1            08/13/01         00
    0433225497                           05           10/01/01          0
    60749702                             N            09/01/31
    0


    5260373          U05/G02             F          184,000.00         ZZ
                                         360        183,870.13          1
                                       7.750          1,318.20         80
                                       7.500          1,318.20
    SACRAMENTO       CA   95823          1            09/18/01         00
    0433242005                           05           11/01/01          0
1


    3163710                              O            10/01/31
    0


    5265841          588/G02             F          272,000.00         ZZ
                                         360        271,614.82          1
                                       7.750          1,948.64         80
                                       7.500          1,948.64
    TABERNACLE TOWN  NJ   08088          1            08/17/01         00
    0433313913                           05           10/01/01          0
    1047012                              O            09/01/31
    0


    5270040          B57/G02             F          437,000.00         ZZ
                                         360        436,675.68          1
                                       7.500          3,055.57         79
                                       7.250          3,055.57
    LOS ANGELES      CA   90045          1            09/14/01         00
    0433276318                           05           11/01/01          0
    2116274                              O            10/01/31
    0


    5273945          E84/G02             F          588,000.00         ZZ
                                         360        587,079.83          1
                                       7.250          4,011.20         70
                                       7.000          4,011.20
    GYPSUM           CO   81637          5            08/10/01         00
    0433184009                           03           10/01/01          0
    81060671                             O            09/01/31
    0


    5276017          601/G02             F           46,800.00         ZZ
                                         360         46,743.08          2
                                       8.500            359.86         90
                                       8.250            359.86
    SAINT JOSEPH     MO   64506          1            08/14/01         11
    0433224011                           05           10/01/01         25
    60753936                             N            09/01/31
    0


    5277292          B57/G02             F          160,000.00         ZZ
                                         360        159,865.58          1
                                       6.875          1,051.09         80
                                       6.625          1,051.09
    WATERFORD        CA   95386          5            09/05/01         00
    0433225216                           05           11/01/01          0
    2115880                              O            10/01/31
    0


1


    5278859          700/G02             F          333,750.00         ZZ
                                         360        333,489.65          1
                                       7.250          2,276.76         75
                                       7.000          2,276.76
    SHERMAN OAKS     CA   91423          5            09/01/01         00
    0433231347                           05           11/01/01          0
    00261005                             O            10/01/31
    0


    5280929          700/G02             F          328,000.00         ZZ
                                         360        327,535.51          1
                                       7.750          2,349.83         80
                                       7.500          2,349.83
    OAKLAND          CA   94609          5            08/27/01         00
    0433242815                           05           10/01/01          0
    00260949                             O            09/01/31
    0


    5281194          S11/G02             F          106,300.00         T
                                         360        106,137.72          1
                                       7.375            734.19         80
                                       7.125            734.19
    SPRING LAKE      MI   49456          1            08/30/01         00
    0433218906                           05           10/01/01          0
    10204038                             O            09/01/31
    0


    5283980          940/G02             F          177,600.00         ZZ
                                         360        177,341.80          1
                                       7.625          1,257.04         80
                                       7.375          1,257.04
    RANCHO CUCAMONG  CA   91701          5            08/13/01         00
    0433239787                           05           10/01/01          0
    23010178                             O            09/01/31
    0


    5286395          742/G02             F          207,920.00         ZZ
                                         360        207,773.26          1
                                       7.750          1,489.56         80
                                       7.500          1,489.56
    GARDINER         NY   12525          1            09/21/01         00
    0433254968                           05           11/01/01          0
    6435911                              O            10/01/31
    0


    5287829          E22/G02             F           98,000.00         ZZ
                                         360         97,862.81          1
                                       8.125            727.65         84
                                       7.875            727.65
1


    KAWKAWLIN        MI   48631          2            08/03/01         01
    0412803116                           27           10/01/01         12
    0412803116                           O            09/01/31
    0


    5287882          E22/G02             F          118,500.00         ZZ
                                         360        118,323.57          1
                                       7.500            828.57         75
                                       7.250            828.57
    NEW CASTLE       CO   81647          5            08/03/01         00
    0412885063                           05           10/01/01          0
    0412885063                           O            09/01/31
    0


    5291083          601/G02             F           56,250.00         ZZ
                                         360         56,179.81          1
                                       8.375            427.55         75
                                       8.125            427.55
    PETERSBURG       VA   23803          5            08/17/01         00
    0433224912                           05           10/01/01          0
    60756210                             N            09/01/31
    0


    5293107          G34/G02             F          199,200.00         ZZ
                                         360        198,945.09          4
                                       8.250          1,496.52         80
                                       8.000          1,496.52
    RANCHO CUCAMONG  CA   91701          1            08/17/01         00
    0433234739                           05           10/01/01          0
    77118701                             N            09/01/31
    0


    5296176          601/G02             F           88,000.00         ZZ
                                         360         87,884.47          1
                                       8.125            653.40         80
                                       7.875            653.40
    STILLWATER       OK   74074          5            08/27/01         00
    0433223823                           05           10/01/01          0
    60763497                             O            09/01/31
    0


    5297222          G34/G02             F          131,000.00         ZZ
                                         360        130,804.95          1
                                       7.500            915.97         66
                                       7.250            915.97
    COVINA           CA   91724          5            08/15/01         00
    0433224953                           07           10/01/01          0
    77121808                             O            09/01/31
    0
1




    5298474          U05/G02             F          102,000.00         ZZ
                                         360        101,803.53          1
                                       8.250            766.29         68
                                       8.000            766.29
    SUNRISE BEACH    TX   78643          5            07/26/01         00
    0433245032                           05           09/01/01          0
    3135886                              O            08/01/31
    0


    5299328          700/G02             F          148,000.00         T
                                         360        147,790.41          1
                                       7.750          1,060.29         80
                                       7.500          1,060.29
    GRAND TERRACE    CA   92313          1            08/29/01         00
    0433242484                           05           10/01/01          0
    00261068                             O            09/01/31
    0


    5299636          664/G02             F           41,000.00         ZZ
                                         360         40,973.86          1
                                       8.250            308.02         28
                                       8.000            308.02
    RIVER GROVE      IL   60171          5            08/15/01         00
    0433281151                           08           11/01/01          0
    0008304347                           O            10/01/31
    0


    5305225          737/G02             F          215,000.00         ZZ
                                         360        214,866.36          1
                                       8.375          1,634.16         84
                                       8.125          1,634.16
    LYONS            IL   60534          5            09/08/01         12
    0433258704                           05           11/01/01         12
    2035322                              O            10/01/31
    0


    5305735          168/168             F          365,000.00         ZZ
                                         360        364,241.47          1
                                       7.875          2,646.50         56
                                       7.625          2,646.50
    BROOKLYN         NY   11235          5            07/09/01         00
    0059425687                           05           09/01/01          0
    0059425687                           O            08/01/31
    0


    5307980          601/G02             F          235,000.00         ZZ
                                         360        234,650.09          1
1


                                       7.500          1,643.16         77
                                       7.250          1,643.16
    TOWACO           NJ   07082          5            08/20/01         00
    0433226016                           05           10/01/01          0
    60737517                             O            09/01/31
    0


    5311816          168/168             F          142,500.00         ZZ
                                         360        142,211.25          1
                                       8.000          1,045.61         75
                                       7.750          1,045.61
    HAMPTON BAYS     NY   11946          5            07/25/01         00
    0059432225                           05           09/01/01          0
    0059432225                           O            08/01/31
    0


    5313045          742/G02             F          329,000.00         ZZ
                                         360        328,755.83          2
                                       7.500          2,300.42         41
                                       7.250          2,300.42
    STATEN ISLAND    NY   10309          5            08/31/01         00
    0433239779                           05           11/01/01          0
    01C3170                              O            10/01/31
    0


    5332288          737/G02             F          220,500.00         ZZ
                                         360        220,359.40          2
                                       8.250          1,656.54         90
                                       8.000          1,656.54
    CHICAGO          IL   60618          1            09/21/01         12
    0433285624                           05           11/01/01         25
    2034942                              N            10/01/31
    0


    5336628          601/G02             F          146,228.00         ZZ
                                         360        146,031.11          1
                                       8.000          1,072.97         90
                                       7.750          1,072.97
    BRIGHTON         CO   80601          1            08/20/01         14
    0433232246                           03           10/01/01         25
    60758315                             O            09/01/31
    0


    5336788          E11/G02             F          189,000.00         ZZ
                                         360        188,869.93          3
                                       7.875          1,370.38         90
                                       7.625          1,370.38
    ST PAUL          MN   55103          1            09/24/01         04
    0433254935                           05           11/01/01         25
1


    0008001034211                        N            10/01/31
    0


    5340179          F44/G02             F          333,000.00         ZZ
                                         360        332,573.86          1
                                       8.250          2,501.72         90
                                       8.000          2,501.72
    SAN DIEGO        CA   92130          5            08/24/01         10
    0433288537                           05           10/01/01         25
    222054                               O            09/01/31
    0


    5342686          588/G02             F          110,500.00         ZZ
                                         360        110,422.01          1
                                       7.750            791.64         85
                                       7.500            791.64
    NEW CASTLE       DE   19720          1            09/25/01         04
    0433267531                           05           11/01/01         12
    00010437035                          O            10/01/31
    0


    5343802          W53/G02             F          204,000.00         ZZ
                                         360        203,758.25          2
                                       8.625          1,586.69         80
                                       8.375          1,586.69
    NYACK            NY   10960          5            08/15/01         00
    0433243003                           05           10/01/01          0
    5000625100                           O            09/01/31
    0


    5345311          664/G02             F          382,500.00         ZZ
                                         360        382,256.09          1
                                       8.250          2,873.60         90
                                       8.000          2,873.60
    SALEM            NH   03079          5            09/28/01         11
    0433308475                           05           11/01/01         25
    0008298911                           O            10/01/31
    0


    5347842          E44/G02             F          105,000.00         ZZ
                                         360        104,858.63          1
                                       8.000            770.45         83
                                       7.750            770.45
    WEST WENDOVER    NV   89883          2            08/23/01         10
    0433220068                           05           10/01/01         12
    55010203                             O            09/01/31
    0


1


    5348038          H58/G02             F           70,400.00         ZZ
                                         360         70,300.32          1
                                       7.750            504.35         80
                                       7.500            504.35
    DELHI            CA   95315          1            08/20/01         00
    0433214343                           05           10/01/01          0
    0000074265                           O            09/01/31
    0


    5348691          E23/G02             F          375,000.00         ZZ
                                         360        374,441.66          1
                                       7.500          2,622.05         71
                                       7.250          2,622.05
    EL GRANADA       CA   94018          5            08/23/01         00
    0433257169                           05           10/01/01          0
    51007048                             O            09/01/31
    0


    5349063          F89/G02             F          258,750.00         ZZ
                                         360        258,553.11          1
                                       7.375          1,787.12         90
                                       7.125          1,787.12
    SUN CITY         CA   92585          1            09/14/01         04
    0433255197                           03           11/01/01         25
    12465                                O            10/01/31
    0


    5350248          T44/G02             F          180,000.00         ZZ
                                         360        179,731.99          1
                                       7.500          1,258.59         75
                                       7.250          1,258.59
    GRASS VALLEY     CA   95945          5            08/29/01         00
    0433227055                           05           10/01/01          0
    1019497                              O            09/01/31
    0


    5352572          136/136             F          276,000.00         ZZ
                                         360        275,411.82          1
                                       7.750          1,977.30         80
                                       7.500          1,977.30
    ROXBURY TOWNSHI  NJ   07876          1            07/30/01         00
    4641070                              05           09/01/01          0
    4641070                              O            08/01/31
    0


    5354444          U05/G02             F          102,000.00         ZZ
                                         360        101,914.31          1
                                       6.875            670.07         80
                                       6.625            670.07
1


    SUGARLAND        TX   77479          5            09/20/01         00
    0433292349                           05           11/01/01          0
    3158667                              O            10/01/31
    0


    5356309          R68/G02             F           76,000.00         ZZ
                                         360         75,886.85          1
                                       7.500            531.40         80
                                       7.250            531.40
    TAMARAC          FL   33319          1            08/30/01         00
    0433191145                           01           10/01/01          0
    1                                    O            09/01/31
    0


    5358022          A48/G02             F          259,000.00         ZZ
                                         360        258,623.89          1
                                       7.625          1,833.19         70
                                       7.375          1,833.19
    FREMONT          CA   94538          5            08/20/01         00
    0433233970                           05           10/01/01          0
    8111015336                           O            09/01/31
    0


    5361387          G52/G02             F          222,400.00         ZZ
                                         360        221,937.83          1
                                       7.875          1,612.55         80
                                       7.625          1,612.55
    SAN DIEGO        CA   92116          1            07/27/01         00
    0433311529                           05           09/01/01          0
    7600000033                           O            08/01/31
    0


    5361573          G52/G02             F           74,400.00         ZZ
                                         360         74,270.63          2
                                       8.750            585.31         70
                                       8.500            585.31
    SAN DIEGO        CA   92116          1            07/27/01         00
    0433324415                           05           09/01/01          0
    7600000034                           N            08/01/31
    0


    5364029          E86/G02             F          128,250.00         ZZ
                                         360        128,090.02          3
                                       8.375            974.79         95
                                       8.125            974.79
    CHICAGO          IL   60612          1            08/31/01         04
    0433243185                           05           10/01/01         30
    137815                               O            09/01/31
    0
1




    5366126          601/G02             F          109,800.00         ZZ
                                         360        109,663.03          4
                                       8.375            834.56         90
                                       8.125            834.56
    TAMPA            FL   33613          1            08/28/01         14
    0433232550                           05           10/01/01         25
    60800836                             N            09/01/31
    0


    5369084          U62/G02             F           49,800.00         ZZ
                                         360         49,726.25          1
                                       7.750            356.77         69
                                       7.500            356.77
    PENNSAUKEN       NJ   08110          2            08/27/01         00
    0433164894                           05           10/01/01          0
    2001265743                           O            09/01/31
    0


    5369254          U53/G02             F          133,200.00         ZZ
                                         360        133,005.97          1
                                       7.625            942.78         90
                                       7.375            942.78
    TIONESTA         PA   16353          5            08/15/01         04
    0400450169                           05           10/01/01         25
    0400450169                           O            09/01/31
    0


    5370218          601/G02             F          101,200.00         ZZ
                                         360        101,056.68          1
                                       7.750            725.01         80
                                       7.500            725.01
    ATLANTA          GA   30316          1            08/30/01         00
    0433226065                           05           10/01/01          0
    60803541                             N            09/01/31
    0


    5370917          562/G02             F           69,000.00         ZZ
                                         360         68,913.92          1
                                       8.375            524.45         75
                                       8.125            524.45
    POUGHKEEPSIE     NY   12601          1            08/27/01         00
    0433234424                           05           10/01/01          0
    297024706                            N            09/01/31
    0


    5373899          E22/G02             F           60,800.00         ZZ
                                         360         60,709.48          1
1


                                       7.500            425.12         80
                                       7.250            425.12
    DENVER           CO   80231          5            08/17/01         00
    0412936429                           01           10/01/01          0
    0412936429                           N            09/01/31
    0


    5374944          E47/G02             F           90,400.00         ZZ
                                         360         90,275.17          1
                                       7.875            655.46         80
                                       7.625            655.46
    WOODBRIDGE       VA   22193          1            08/23/01         00
    0433251386                           05           10/01/01          0
    7339510272                           N            09/01/31
    0


    5375734          163/G02             F          150,000.00         ZZ
                                         360        149,888.67          1
                                       7.500          1,048.83         40
                                       7.250          1,048.83
    BAY SHORE        NY   11706          5            08/30/01         00
    0433291887                           03           11/01/01          0
    1000272869                           O            10/01/31
    0


    5375809          G52/G02             F          199,500.00         ZZ
                                         360        199,146.66          1
                                       7.000          1,327.28         95
                                       6.750          1,327.28
    SYRACUSE         UT   84075          5            08/01/01         10
    0433106903                           05           10/01/01         30
    7705000265                           O            09/01/31
    0


    5376527          F26/G02             F           82,500.00         ZZ
                                         360         82,377.17          1
                                       7.500            576.85         75
                                       7.250            576.85
    MOUNT VERNON     WA   98273          1            08/22/01         00
    0433220555                           05           10/01/01          0
    7142776605                           N            09/01/31
    0


    5376571          950/G02             F          100,000.00         ZZ
                                         360         99,868.72          1
                                       8.125            742.50         41
                                       7.875            742.50
    KIRKLAND         WA   98034          5            08/22/01         00
    0433252905                           05           10/01/01          0
1


    E0108004                             N            09/01/31
    0


    5377260          P44/G02             F          152,700.00         ZZ
                                         360        152,700.00          3
                                       8.000          1,120.46         95
                                       7.750          1,120.46
    WORCESTER        MA   01604          1            10/19/01         10
    0433331428                           05           12/01/01         30
    1                                    O            11/01/31
    0


    5377501          E46/G02             F          448,000.00         ZZ
                                         360        447,650.52          1
                                       7.250          3,056.15         80
                                       7.000          3,056.15
    NEW HOPE         PA   18938          1            10/01/01         00
    0433258035                           05           11/01/01          0
    00504896                             O            10/01/31
    0


    5377766          286/286             F           48,450.00         ZZ
                                         360         48,286.26          1
                                       8.375            368.26         85
                                       8.125            368.26
    DERBY            KS   67037          1            07/09/01         11
    434595                               05           09/01/01         12
    434595                               N            08/01/31
    0


    5378218          E44/G02             F           36,000.00         ZZ
                                         360         35,953.92          1
                                       8.250            270.46         80
                                       8.000            270.46
    BRIGHAM CITY     UT   84302          1            08/23/01         00
    0433190840                           05           10/01/01          0
    58010275                             N            09/01/31
    0


    5379156          M66/G02             F           40,000.00         ZZ
                                         360         39,951.35          1
                                       8.500            307.57         80
                                       8.250            307.57
    YORK             PA   17404          5            08/23/01         00
    0433161965                           05           10/01/01          0
    215734                               N            09/01/31
    0


1


    5380378          700/G02             F          358,150.00         ZZ
                                         360        357,877.48          1
                                       7.375          2,473.65         95
                                       7.000          2,473.65
    LOS ANGELES      CA   90008          1            09/25/01         01
    0433283827                           05           11/01/01         30
    00261697                             O            10/01/31
    0


    5382408          601/G02             F          225,000.00         ZZ
                                         360        224,856.53          1
                                       8.250          1,690.35         75
                                       8.000          1,690.35
    EDISON           NJ   08820          5            09/21/01         00
    0433223740                           05           11/01/01          0
    6079732-1                            N            10/01/31
    0


    5385031          E22/G02             F           56,000.00         ZZ
                                         360         55,918.69          1
                                       7.625            396.36         68
                                       7.375            396.36
    SLIDELL          LA   70458          2            08/15/01         00
    0412921074                           05           10/01/01          0
    0412921074                           O            09/01/31
    0


    5385625          G52/G02             F          100,000.00         ZZ
                                         360         99,881.50          1
                                       8.625            777.79         80
                                       8.375            777.79
    LA PUENTE        CA   91744          1            08/01/01         00
    0433290483                           05           10/01/01          0
    8915000162                           N            09/01/31
    0


    5386016          737/G02             F          415,000.00         ZZ
                                         360        414,412.29          1
                                       7.750          2,973.12         76
                                       7.500          2,973.12
    HERNDON          VA   20170          5            08/28/01         00
    0433319191                           05           10/01/01          0
    599752                               O            09/01/31
    0


    5386049          U19/G02             F           55,200.00         ZZ
                                         360         55,131.14          1
                                       8.375            419.56         80
                                       8.125            419.56
1


    GOLDEN           CO   80401          1            08/27/01         00
    0433262433                           01           10/01/01          0
    01080060                             N            09/01/31
    0


    5389042          L94/G02             F          372,000.00         ZZ
                                         360        371,709.80          1
                                       7.250          2,537.70         80
                                       7.000          2,537.70
    SALT LAKE CITY   UT   84124          5            09/07/01         00
    0433259330                           05           11/01/01          0
    1000005173                           O            10/01/31
    0


    5391241          H22/G02             F          216,000.00         ZZ
                                         360        215,847.55          1
                                       7.750          1,547.45         90
                                       7.500          1,547.45
    ASTORIA          NY   11105          1            09/20/01         10
    0433238912                           05           11/01/01         25
    0108023                              O            10/01/31
    0


    5391297          G52/G02             F          108,000.00         ZZ
                                         360        107,921.83          1
                                       7.625            764.42         80
                                       7.375            764.42
    MIRA LOMA        CA   91752          5            08/27/01         00
    0433315967                           05           10/01/01          0
    8905001647                           O            09/01/31
    0


    5392690          N47/G02             F          100,000.00         ZZ
                                         360         99,925.79          1
                                       7.500            699.21         76
                                       7.250            699.21
    SANTEE           CA   92071          5            09/25/01         00
    0433287711                           01           11/01/01          0
    30111481                             O            10/01/31
    0


    5393331          253/253             F          163,000.00         ZZ
                                         360        162,751.16          1
                                       7.375          1,125.81         78
                                       7.125          1,125.81
    DALLAS           TX   75218          5            08/27/01         00
    979109                               05           10/01/01          0
    979109                               O            09/01/31
    0
1




    5394535          830/G02             F           55,200.00         ZZ
                                         360         55,121.83          1
                                       7.750            395.46         80
                                       7.500            395.46
    ROBBINS          IL   60472          5            08/28/01         00
    0433259462                           05           10/01/01          0
    54589                                O            09/01/31
    0


    5396325          601/G02             F          250,000.00         ZZ
                                         360        249,654.77          1
                                       7.875          1,812.68         76
                                       7.625          1,812.68
    DULUTH           GA   30097          1            08/30/01         00
    0433223179                           03           10/01/01          0
    60800786                             O            09/01/31
    0


    5398099          E47/G02             F          395,900.00         ZZ
                                         360        395,339.34          1
                                       7.750          2,836.28         90
                                       7.500          2,836.28
    SPRING           TX   77379          1            08/31/01         11
    0433269941                           05           10/01/01         25
    7323011361                           O            09/01/31
    0


    5398232          F61/G02             F           60,000.00         ZZ
                                         360         59,923.22          2
                                       8.250            450.76         24
                                       8.000            450.76
    SEATTLE          WA   98133          5            08/23/01         00
    0433258605                           05           10/01/01          0
    011191S                              N            09/01/31
    0


    5398468          144/144             F          275,000.00         ZZ
                                         360        274,569.66          1
                                       7.250          1,875.98         69
                                       7.000          1,875.98
    OSSINING         NY   10562          5            08/28/01         00
    160672279                            05           10/01/01          0
    160672279                            O            09/01/31
    0


    5400394          L94/G02             F          360,000.00         ZZ
                                         360        359,719.17          1
1


                                       7.250          2,455.83         80
                                       7.000          2,455.83
    SALT LAKE CITY   UT   84108          1            09/18/01         00
    0433255288                           05           11/01/01          0
    1000005285                           O            10/01/31
    0


    5402254          X16/G02             F           69,920.00         ZZ
                                         360         69,832.78          1
                                       8.375            531.44         80
                                       8.125            531.44
    NEW ALEXANDRIA   PA   15670          1            08/16/01         00
    0433290863                           27           10/01/01          0
    0010067356                           N            09/01/31
    0


    5405620          601/G02             F           94,600.00         ZZ
                                         360         94,534.89          2
                                       7.875            685.92         90
                                       7.625            685.92
    CONESTOGA        PA   17516          1            09/17/01         11
    0433224094                           05           11/01/01         25
    6077247-2                            N            10/01/31
    0


    5406026          Q57/G02             F          152,000.00         ZZ
                                         360        151,633.18          1
                                       7.125          1,024.05         80
                                       6.875          1,024.05
    INDIO            CA   92201          5            07/25/01         00
    0433210952                           05           09/01/01          0
    40700072                             O            08/01/31
    0


    5407393          E22/G02             F          108,000.00         ZZ
                                         360        107,839.20          1
                                       7.500            755.15         80
                                       7.250            755.15
    KOUNTZE          TX   77625          5            08/03/01         00
    0412817421                           05           10/01/01          0
    0412817421                           O            09/01/31
    0


    5407403          E22/G02             F           45,600.00         ZZ
                                         360         45,537.03          1
                                       7.875            330.63         80
                                       7.625            330.63
    MCINTOSH         AL   36553          5            08/17/01         00
    0412844102                           05           10/01/01          0
1


    0412844102                           O            09/01/31
    0


    5407417          E22/G02             F          108,800.00         ZZ
                                         360        108,638.00          1
                                       7.500            760.75         80
                                       7.250            760.75
    SUGAR LAND       TX   77479          5            08/17/01         00
    0412876807                           03           10/01/01          0
    0412876807                           O            09/01/31
    0


    5407467          E22/G02             F           68,000.00         ZZ
                                         360         67,903.72          1
                                       7.750            487.16         62
                                       7.500            487.16
    MARBLE FALLS     TX   78654          5            08/17/01         00
    0412922130                           03           10/01/01          0
    0412922130                           O            09/01/31
    0


    5408310          A50/G02             F           40,500.00         ZZ
                                         360         40,473.51          3
                                       8.125            300.71         90
                                       7.875            300.71
    COLUMBUS         GA   31903          1            09/14/01         10
    0433258290                           05           11/01/01         25
    491989                               N            10/01/31
    0


    5409893          U42/G02             F          570,000.00         ZZ
                                         360        569,151.32          1
                                       7.500          3,985.52         75
                                       7.250          3,985.52
    FORT WORTH       TX   76107          5            08/27/01         00
    0433313822                           05           10/01/01          0
    33100038                             O            09/01/31
    0


    5410069          994/G02             F          543,750.00         ZZ
                                         360        542,919.95          1
                                       7.375          3,755.55         75
                                       7.125          3,755.55
    ALISO VIEJO      CA   92656          5            08/23/01         00
    0433236239                           05           10/01/01          0
    618418469                            O            09/01/31
    0


1


    5410536          U62/G02             F          212,800.00         ZZ
                                         360        212,297.50          1
                                       7.750          1,524.53         95
                                       7.500          1,524.53
    STATEN ISLAND    NY   10312          5            08/10/01         04
    0433105988                           05           10/01/01         30
    2001261266                           O            09/01/31
    0


    5411372          U05/G02             F           86,950.00         ZZ
                                         360         86,876.95          1
                                       6.875            571.20         80
                                       6.625            571.20
    KINGWOOD         TX   77339          5            09/10/01         00
    0433224722                           03           11/01/01          0
    3162002                              O            10/01/31
    0


    5412150          E76/G02             F          105,500.00         ZZ
                                         360        105,322.23          1
                                       6.875            693.06         79
                                       6.625            693.06
    BRADLEY          AR   71826          2            08/28/01         00
    0433228293                           05           10/01/01          0
    10007490                             O            09/01/31
    0


    5412232          M66/G02             F           84,960.00         ZZ
                                         360         84,839.67          2
                                       7.750            608.67         80
                                       7.500            608.67
    SCRANTON         PA   18509          5            08/27/01         00
    0433264322                           05           10/01/01          0
    216093                               O            09/01/31
    0


    5414398          T90/G02             F          116,600.00         ZZ
                                         360        116,509.04          1
                                       7.250            795.42         78
                                       7.000            795.42
    HICO             TX   76457          2            09/24/01         00
    0433290145                           05           11/01/01          0
    56536                                O            10/01/31
    0


    5414678          A46/G02             F           40,000.00         ZZ
                                         360         39,940.43          1
                                       7.500            279.69         50
                                       7.250            279.69
1


    AUSTIN           TX   78721          1            08/10/01         00
    0433235306                           05           10/01/01          0
    0711832                              N            09/01/31
    0


    5416703          U05/G02             F           30,400.00         ZZ
                                         360         30,359.08          1
                                       8.000            223.06         80
                                       7.750            223.06
    ALAMO            TX   78516          5            08/06/01         00
    0433165123                           05           10/01/01          0
    3146349                              O            09/01/31
    0


    5417788          U05/G02             F           61,200.00         ZZ
                                         360         61,123.67          1
                                       8.375            465.16         80
                                       8.125            465.16
    SPRING           TX   77373          5            08/29/01         00
    0433189412                           03           10/01/01          0
    3162721                              O            09/01/31
    0


    5418119          H76/G02             F          400,000.00         ZZ
                                         360        400,000.00          3
                                       7.875          2,900.28         89
                                       7.625          2,900.28
    FLUSHING         NY   11372          2            09/28/01         01
    0433287679                           05           12/01/01         25
    2001395937                           O            11/01/31
    0


    5418211          738/G02             F          140,000.00         ZZ
                                         360        139,903.65          1
                                       7.875          1,015.10         80
                                       7.625          1,015.10
    ATLANTA          GA   30329          1            09/07/01         00
    0433298288                           05           11/01/01          0
    5876398                              N            10/01/31
    0


    5418366          W17/G02             F          157,050.00         ZZ
                                         360        156,849.03          1
                                       8.250          1,179.86         90
                                       8.000          1,179.86
    PEMBROKE PINES   FL   33028          1            08/21/01         01
    0433209566                           03           10/01/01         25
    990670                               O            09/01/31
    0
1




    5420375          950/G02             F          194,200.00         ZZ
                                         360        193,938.53          3
                                       8.000          1,424.97         80
                                       7.750          1,424.97
    PORTLAND         OR   97266          1            08/29/01         00
    0433252889                           05           10/01/01          0
    Y2108022                             N            09/01/31
    0


    5422746          N74/G02             F          193,500.00         ZZ
                                         360        193,337.43          1
                                       6.875          1,271.16         80
                                       6.625          1,271.16
    ROUND ROCK       TX   78681          5            08/29/01         00
    0433244001                           05           11/01/01          0
    0029270010                           O            10/01/31
    0


    5424177          664/G02             F          140,250.00         ZZ
                                         360        140,160.56          1
                                       8.250          1,053.66         84
                                       8.000          1,053.66
    BERWYN           IL   60402          5            09/18/01         01
    0433298981                           05           11/01/01         12
    0008274094                           O            10/01/31
    0


    5424381          737/G02             F           58,050.00         ZZ
                                         360         58,013.92          4
                                       8.375            441.22         90
                                       8.125            441.22
    ST LOUIS         MO   63111          1            09/19/01         12
    0433298148                           05           11/01/01         25
    2035869                              N            10/01/31
    0


    5425419          883/G02             F           78,300.00         ZZ
                                         360         78,183.43          1
                                       7.500            547.48         90
                                       7.250            547.48
    MADISON          TN   37115          1            08/31/01         14
    0433234176                           05           10/01/01         25
    47000461                             O            09/01/31
    0


    5425530          253/253             F           48,000.00         ZZ
                                         360         47,964.37          1
1


                                       7.500            335.63         80
                                       7.250            335.63
    DALLAS           TX   75219          1            09/05/01         00
    978045                               01           11/01/01          0
    978045                               N            10/01/31
    0


    5426252          N47/G02             F          188,800.00         ZZ
                                         360        188,663.36          1
                                       7.625          1,336.31         80
                                       7.375          1,336.31
    CORONA           CA   92880          1            09/07/01         00
    0433234846                           05           11/01/01          0
    30111528                             O            10/01/31
    0


    5428101          E22/G02             F          101,146.00         ZZ
                                         360        101,002.77          1
                                       7.750            724.62         80
                                       7.500            724.62
    KINGWOOD         TX   77339          1            08/24/01         00
    0412972895                           03           10/01/01          0
    0412972895                           O            09/01/31
    0


    5428197          E82/G02             F          132,000.00         ZZ
                                         360        131,798.50          1
                                       7.375            911.69         79
                                       7.125            911.69
    DUNNELLON        FL   34432          2            08/21/01         00
    0400477147                           05           10/01/01          0
    4226661                              O            09/01/31
    0


    5428699          E86/G02             F           29,600.00         ZZ
                                         360         29,581.60          1
                                       8.375            224.98         80
                                       8.125            224.98
    CHICAGO          IL   60617          1            09/10/01         00
    0433242955                           05           11/01/01          0
    126614                               N            10/01/31
    0


    5431077          K89/G02             F          196,000.00         ZZ
                                         360        195,858.14          1
                                       7.625          1,387.28         80
                                       7.375          1,387.28
    MIAMI            FL   33174          5            09/06/01         00
    0433210614                           05           11/01/01          0
1


    200108153                            O            10/01/31
    0


    5431365          Q30/G02             F          412,000.00         ZZ
                                         360        411,670.53          1
                                       7.125          2,775.72         80
                                       6.875          2,775.72
    BORDEN           IN   47106          2            09/04/01         00
    0433253879                           05           11/01/01          0
    11014205                             O            10/01/31
    0


    5431741          U62/G02             F          351,000.00         ZZ
                                         360        350,436.96          1
                                       7.125          2,364.75         83
                                       6.875          2,364.75
    AUSTIN           TX   78738          5            08/30/01         04
    0433231115                           03           10/01/01         12
    2001265472                           O            09/01/31
    0


    5431802          A50/G02             F          100,000.00         ZZ
                                         360         99,927.63          1
                                       7.625            707.79         76
                                       7.375            707.79
    DOUGLASVILLE     GA   30135          1            09/14/01         00
    0433295888                           05           11/01/01          0
    448055                               O            10/01/31
    0


    5431954          B60/G02             F          275,000.00         ZZ
                                         360        274,590.54          2
                                       7.500          1,922.84         80
                                       7.250          1,922.84
    CHICAGO          IL   60647          5            08/21/01         00
    0433318714                           05           10/01/01          0
    346088                               O            09/01/31
    0


    5432027          U05/G02             F           75,000.00         ZZ
                                         360         74,893.78          1
                                       7.750            537.31         78
                                       7.500            537.31
    PEARLAND         TX   77581          5            08/30/01         00
    0433224326                           05           10/01/01          0
    3160407                              O            09/01/31
    0


1


    5432325          944/G02             F          352,000.00         ZZ
                                         360        351,725.40          1
                                       7.250          2,401.27         80
                                       7.000          2,401.27
    CONCORD          CA   94521          5            09/14/01         00
    0433235702                           05           11/01/01          0
    W01073380                            O            10/01/31
    0


    5433497          N74/G02             F           87,400.00         ZZ
                                         360         87,330.11          1
                                       7.125            588.83         95
                                       6.875            588.83
    NORTH WILKESBOR  NC   28659          2            08/30/01         10
    0433248564                           05           11/01/01         30
    0029275010                           O            10/01/31
    0


    5434706          738/G02             F          247,000.00         ZZ
                                         360        246,834.27          1
                                       8.000          1,812.40         80
                                       7.750          1,812.40
    MIAMI            FL   33131          1            09/07/01         00
    0433255239                           06           11/01/01          0
    40097420                             N            10/01/31
    0


    5434800          601/G02             F          100,000.00         ZZ
                                         360         99,932.90          1
                                       8.000            733.77         80
                                       7.750            733.77
    DECATUR          GA   30332          1            09/10/01         00
    0433232592                           05           11/01/01          0
    60820107                             N            10/01/31
    0


    5437022          F36/G02             F           60,000.00         ZZ
                                         360         59,960.75          1
                                       8.125            445.50         62
                                       7.875            445.50
    TACOMA           WA   98408          2            09/20/01         00
    0433297090                           05           11/01/01          0
    06402917                             N            10/01/31
    0


    5437744          944/G02             F          110,400.00         ZZ
                                         360        110,318.06          1
                                       7.500            771.94         80
                                       7.250            771.94
1


    VANCOUVER        WA   98684          5            09/06/01         00
    0433242047                           05           11/01/01          0
    W01070417                            O            10/01/31
    0


    5439047          E22/G02             F           58,000.00         ZZ
                                         360         57,912.50          1
                                       7.625            410.52         90
                                       7.375            410.52
    BIRMINGHAM       AL   35208          5            08/21/01         01
    0412821282                           05           10/01/01         25
    0412821282                           O            09/01/31
    0


    5439051          E22/G02             F           60,800.00         T
                                         360         60,726.08          1
                                       8.500            467.50         80
                                       8.250            467.50
    THEODORE         AL   36619          5            08/27/01         00
    0412828253                           05           10/01/01          0
    0412828253                           O            09/01/31
    0


    5439274          E82/G02             F           69,600.00         ZZ
                                         360         69,501.44          1
                                       7.750            498.62         80
                                       7.500            498.62
    MARYSVILLE       CA   95901          1            08/24/01         00
    0400484440                           05           10/01/01          0
    0400484440                           N            09/01/31
    0


    5439828          S68/G02             F           38,950.00         ZZ
                                         360         38,900.39          1
                                       8.375            296.05         95
                                       8.125            296.05
    DAYTON           OH   45427          1            08/31/01         14
    0433234457                           05           10/01/01         30
    42572                                O            09/01/31
    0


    5440233          601/G02             F          271,800.00         ZZ
                                         360        271,434.02          3
                                       8.000          1,994.38         90
                                       7.750          1,994.38
    ATLANTA          GA   30318          1            08/31/01         10
    0433231990                           05           10/01/01         25
    6076450                              O            09/01/31
    0
1




    5441139          455/G02             F          141,100.00         ZZ
                                         360        141,002.89          1
                                       7.875          1,023.08         85
                                       7.625          1,023.08
    WOODSTOCK        GA   30189          5            09/06/01         01
    0433290673                           05           11/01/01         25
    09001556                             O            10/01/31
    0


    5441770          E11/G02             F          185,000.00         ZZ
                                         360        184,862.70          1
                                       7.500          1,293.55         79
                                       7.250          1,293.55
    MINNEAPOLIS      MN   55414          5            09/24/01         00
    0433295383                           05           11/01/01          0
    0014001035382                        O            10/01/31
    0


    5441836          163/G02             F           93,600.00         ZZ
                                         360         93,467.43          2
                                       7.750            670.57         90
                                       7.500            670.57
    FITCHBURG        MA   01420          1            08/30/01         11
    0433230141                           05           10/01/01         25
    1000347531                           N            09/01/31
    0


    5444649          E47/G02             F          162,000.00         ZZ
                                         360        161,885.66          3
                                       7.750          1,160.59         80
                                       7.500          1,160.59
    TREASURE ISLAND  FL   33706          1            09/10/01         00
    0433230562                           05           11/01/01          0
    7361011309                           O            10/01/31
    0


    5444919          964/G02             F           59,500.00         ZZ
                                         360         59,415.73          1
                                       7.750            426.27         78
                                       7.500            426.27
    LAS VEGAS        NV   89128          1            08/30/01         00
    0433195914                           01           10/01/01          0
    143335                               N            09/01/31
    0


    5449115          U62/G02             F          222,000.00         ZZ
                                         360        221,839.33          1
1


                                       7.625          1,571.30         79
                                       7.375          1,571.30
    LITTLE SILVER    NJ   07739          5            09/10/01         00
    0433236320                           05           11/01/01          0
    2001289733                           O            10/01/31
    0


    5450031          J95/G02             F          109,600.00         ZZ
                                         360        109,516.60          1
                                       7.375            756.98         80
                                       7.125            756.98
    LAKELAND         FL   33809          1            09/19/01         00
    0433244464                           05           11/01/01          0
    0022018931                           O            10/01/31
    0


    5450404          601/G02             F           64,600.00         ZZ
                                         360         64,552.05          1
                                       7.500            451.70         95
                                       7.250            451.70
    GALLOWAY         NJ   08205          1            09/19/01         01
    0433232097                           05           11/01/01         30
    6076189-7                            O            10/01/31
    0


    5450537          E22/G02             F           81,000.00         T
                                         360         80,879.40          1
                                       7.500            566.36         80
                                       7.250            566.36
    WINSTAD          MN   55395          1            08/28/01         00
    0412903734                           09           10/01/01          0
    0412903734                           O            09/01/31
    0


    5451354          M66/G02             F           74,000.00         ZZ
                                         360         73,905.30          3
                                       8.250            555.94         80
                                       8.000            555.94
    PHILADELPHIA     PA   19150          1            09/04/01         00
    0433254638                           05           10/01/01          0
    144438                               N            09/01/31
    0


    5452148          U05/G02             F           50,000.00         ZZ
                                         360         49,865.60          1
                                       7.875            362.53         47
                                       7.625            362.53
    HUMBLE           TX   77396          5            09/06/01         00
    0433234200                           03           11/01/01          0
1


    3161784                              O            10/01/31
    0


    5452671          967/G02             F           77,400.00         ZZ
                                         360         77,343.98          1
                                       7.625            547.83         90
                                       7.375            547.83
    RIGBY            ID   83442          1            09/05/01         04
    0433252970                           05           11/01/01         17
    1                                    O            10/01/31
    0


    5454640          H22/G02             F          160,000.00         ZZ
                                         360        159,881.26          1
                                       7.500          1,118.74         50
                                       7.250          1,118.74
    ASTORIA          NY   11105          5            09/07/01         00
    0433226859                           05           11/01/01          0
    0108031                              O            10/01/31
    0


    5459519          E22/G02             F           71,900.00         ZZ
                                         360         71,795.60          1
                                       7.625            508.90         80
                                       7.375            508.90
    NILES            MI   49120          1            08/29/01         00
    0412972747                           05           10/01/01          0
    0412972747                           O            09/01/31
    0


    5461380          U05/G02             F          488,000.00         ZZ
                                         360        487,672.56          1
                                       8.000          3,580.77         80
                                       7.750          3,580.77
    AUSTIN           TX   78730          5            09/21/01         00
    0433256302                           03           11/01/01          0
    3156539                              O            10/01/31
    0


    5461400          J37/286             F           78,000.00         ZZ
                                         360         77,706.91          1
                                       7.500            545.39         63
                                       7.250            545.39
    SCOTTSDALE       AZ   85250          1            05/14/01         00
    5391838                              01           07/01/01          0
    5391838                              O            06/01/31
    0


1


    5461856          J37/286             F          145,800.00         ZZ
                                         240        143,637.10          1
                                       7.250          1,152.37         61
                                       7.000          1,152.37
    ELK RIVER        MN   55330          5            04/02/01         00
    0005390542                           05           06/01/01          0
    0005390542                           O            05/01/21
    0


    5462321          U05/G02             F           75,000.00         ZZ
                                         360         74,952.18          1
                                       8.250            563.45         79
                                       8.000            563.45
    SPLENDORA        TX   77372          5            09/20/01         00
    0433293578                           05           11/01/01          0
    3164913                              O            10/01/31
    0


    5466376          N47/G02             F           78,750.00         ZZ
                                         360         78,691.56          1
                                       7.500            550.63         75
                                       7.250            550.63
    CINCINNATI       OH   45239          5            09/27/01         00
    0433255122                           05           11/01/01          0
    40112095                             N            10/01/31
    0


    5467183          964/G02             F          133,200.00         ZZ
                                         360        133,103.60          1
                                       7.625            942.78         90
                                       7.375            942.78
    MESA             AZ   85210          1            09/19/01         01
    0433255080                           05           11/01/01         25
    145749                               O            10/01/31
    0


    5468601          L60/F27             F          484,000.00         ZZ
                                         360        481,642.95          1
                                       7.125          3,260.80         80
                                       6.875          3,260.80
    RICHMOND         VA   23233          1            05/01/01         00
    6920077569                           05           06/01/01          0
    6920077569                           O            05/01/31
    0


    5470760          B57/G02             F          275,000.00         ZZ
                                         360        274,768.97          1
                                       6.875          1,806.55         75
                                       6.625          1,806.55
1


    LA CRESCENTA     CA   91214          5            09/27/01         00
    0433279510                           29           11/01/01          0
    2117250                              O            10/01/31
    0


    5471149          R68/G02             F          246,400.00         ZZ
                                         360        246,226.09          1
                                       7.750          1,765.24         80
                                       7.500          1,765.24
    PLANTATION       FL   33323          1            09/14/01         00
    0433234556                           05           11/01/01          0
    20010603                             O            10/01/31
    0


    5471719          J37/286             F          107,000.00         ZZ
                                         360        106,347.52          1
                                       7.875            775.83         67
                                       7.625            775.83
    COLORADO SPRING  CO   80906          1            04/27/01         00
    5391370                              05           06/01/01          0
    5391370                              O            05/01/31
    0


    5471998          Q30/G02             F          110,000.00         ZZ
                                         360        109,924.30          1
                                       7.875            797.58         49
                                       7.625            797.58
    YONKERS          NY   10701          5            09/07/01         00
    0433295359                           05           11/01/01          0
    11014181                             O            10/01/31
    0


    5472819          562/G02             F           91,900.00         ZZ
                                         360         91,842.88          2
                                       8.375            698.51         74
                                       8.125            698.51
    POUGHKEEPSIE     NY   12601          5            09/18/01         00
    0433218815                           05           11/01/01          0
    297024979                            N            10/01/31
    0


    5473125          144/144             F          335,000.00         ZZ
                                         360        334,717.43          1
                                       7.625          2,371.11         85
                                       7.375          2,371.11
    WARWICK          NY   10990          1            09/11/01         01
    160673004                            05           11/01/01         12
    1                                    O            10/01/31
    0
1




    5476562          J37/286             F          105,000.00         ZZ
                                         360        104,624.65          1
                                       7.750            752.23         68
                                       7.500            752.23
    DAYTON           WA   99328          2            05/10/01         00
    5391856                              05           07/01/01          0
    5391856                              O            06/01/31
    0


    5480906          U62/G02             F           57,000.00         ZZ
                                         360         56,960.77          1
                                       7.875            413.29         95
                                       7.625            413.29
    ROANOKE          IL   61561          5            09/24/01         04
    0433255668                           05           11/01/01         30
    2001282160                           O            10/01/31
    0


    5485530          E47/G02             F          100,000.00         ZZ
                                         360         99,931.18          1
                                       7.875            725.07         47
                                       7.625            725.07
    COLUMBIA         MD   21045          5            09/14/01         00
    0433234697                           05           11/01/01          0
    7338510255                           O            10/01/31
    0


    5486689          U05/G02             F          106,400.00         ZZ
                                         360        106,326.78          1
                                       7.875            771.47         80
                                       7.625            771.47
    WEATHERFORD      TX   76085          5            09/17/01         00
    0433289220                           05           11/01/01          0
    3165807                              O            10/01/31
    0


    5487091          W39/G02             F           35,000.00         ZZ
                                         360         34,977.69          1
                                       8.250            262.94         70
                                       8.000            262.94
    DENHAM SPRINGS   LA   70726          2            09/19/01         00
    0433288925                           05           11/01/01          0
    991751                               O            10/01/31
    0


    5487380          N47/G02             F          335,000.00         ZZ
                                         360        334,738.67          1
1


                                       7.250          2,285.29         95
                                       7.000          2,285.29
    CASTAIC          CA   91384          1            09/12/01         04
    0433252954                           05           11/01/01         30
    30311151                             O            10/01/31
    0


    5488910          U62/G02             F          108,250.00         ZZ
                                         360        108,159.05          1
                                       6.875            711.13         59
                                       6.625            711.13
    PANORAMA CITY    CA   91402          5            09/10/01         00
    0433249968                           05           11/01/01          0
    2001288565                           O            10/01/31
    0


    5488952          601/G02             F           76,500.00         ZZ
                                         360         76,453.65          2
                                       8.500            588.22         50
                                       8.250            588.22
    LAGO VISTA       TX   78645          5            09/14/01         00
    0433232378                           05           11/01/01          0
    /077200-1                            N            10/01/31
    0


    5489335          950/G02             F          150,800.00         ZZ
                                         360        150,693.57          1
                                       7.750          1,080.35         69
                                       7.500          1,080.35
    VALLEJO          CA   94589          5            09/21/01         00
    0433271293                           05           11/01/01          0
    A3108027                             O            10/01/31
    0


    5490844          U05/G02             F           60,000.00         T
                                         360         59,957.65          1
                                       7.750            429.85         64
                                       7.500            429.85
    MIAMI            FL   33016          1            09/07/01         00
    0433178191                           01           11/01/01          0
    3161890                              O            10/01/31
    0


    5491207          L33/G02             F          130,200.00         ZZ
                                         360        130,108.10          1
                                       7.750            932.77         75
                                       7.500            932.77
    AURORA           CO   80013          5            09/07/01         00
    0433285707                           05           11/01/01          0
1


    00922231                             O            10/01/31
    0


    5491274          313/G02             F          116,900.00         ZZ
                                         360        116,825.45          3
                                       8.250            878.24         90
                                       8.000            878.24
    MILWAUKEE        WI   53212          1            09/17/01         10
    0433279692                           05           11/01/01         25
    0008324584                           N            10/01/31
    0


    5491286          700/G02             F          238,500.00         ZZ
                                         360        238,347.92          4
                                       8.250          1,791.77         79
                                       8.000          1,791.77
    AZUSA            CA   91702          2            09/06/01         00
    0433258647                           05           11/01/01          0
    00260987                             N            10/01/31
    0


    5492049          N47/G02             F          308,000.00         ZZ
                                         360        307,741.24          1
                                       6.875          2,023.34         80
                                       6.625          2,023.34
    FOUNTAIN VALLEY  CA   92708          5            09/13/01         00
    0433252525                           03           11/01/01          0
    30311137                             O            10/01/31
    0


    5492372          B39/G02             F          264,000.00         ZZ
                                         360        263,813.67          1
                                       7.750          1,891.33         80
                                       7.500          1,891.33
    WOODBURY         MN   55129          5            09/10/01         00
    0433234531                           05           11/01/01          0
    20012093F                            O            10/01/31
    0


    5492537          601/G02             F           90,000.00         ZZ
                                         360         89,944.06          1
                                       8.375            684.07         68
                                       8.125            684.07
    GLEN ALLEN       VA   23060          5            09/14/01         00
    0433225448                           05           11/01/01          0
    6083863-8                            N            10/01/31
    0


1


    5494119          G52/G02             F          199,000.00         ZZ
                                         360        198,703.70          1
                                       7.500          1,391.44         80
                                       7.250          1,391.44
    SALT LAKE CITY   UT   84106          1            08/23/01         00
    0433284544                           05           10/01/01          0
    7705000360                           N            09/01/31
    0


    5494602          601/G02             F          136,800.00         ZZ
                                         360        136,695.90          1
                                       7.375            944.85         90
                                       7.125            944.85
    GATLINBURG       TN   37738          1            09/18/01         11
    0433223898                           05           11/01/01         25
    6080430-9                            O            10/01/31
    0


    5495549          J37/286             F          157,500.00         ZZ
                                         360        156,751.57          1
                                       7.250          1,074.43         71
                                       7.000          1,074.43
    CHINO HILLS      CA   91709          2            04/26/01         00
    5391268                              05           06/01/01          0
    5391268                              O            05/01/31
    0


    5496258          U28/G02             F          353,600.00         ZZ
                                         360        353,337.58          1
                                       7.500          2,472.42         80
                                       7.250          2,472.42
    MT PLEASANT      SC   29466          1            09/28/01         00
    0433290186                           05           11/01/01          0
    NEWELL                               O            10/01/31
    0


    5496320          J37/286             F          106,300.00         ZZ
                                         360        105,807.15          1
                                       7.375            734.19         79
                                       7.125            734.19
    DOVER            PA   17315          1            04/27/01         00
    5391363                              05           06/01/01          0
    5391363                              O            05/01/31
    0


    5496773          950/G02             F           71,250.00         ZZ
                                         360         71,204.56          1
                                       8.250            535.28         75
                                       8.000            535.28
1


    TACOMA           WA   98407          1            09/06/01         00
    0433252335                           05           11/01/01          0
    E1108049                             N            10/01/31
    0


    5496881          950/G02             F           52,400.00         ZZ
                                         360         52,366.59          1
                                       8.250            393.66         75
                                       8.000            393.66
    TACOMA           WA   98404          1            09/06/01         00
    0433285756                           05           11/01/01          0
    1108050                              N            10/01/31
    0


    5497016          U28/G02             F          114,750.00         ZZ
                                         360        114,669.01          1
                                       7.750            822.08         75
                                       7.500            822.08
    RALEIGH          NC   27616          1            09/25/01         00
    0433288594                           05           11/01/01          0
    1                                    O            10/01/31
    0


    5498124          624/G02             F          181,450.00         ZZ
                                         360        181,315.34          1
                                       7.500          1,268.72         80
                                       7.250          1,268.72
    WINDSOR          CO   80550          1            09/18/01         00
    0433207750                           03           11/01/01          0
    73013911073F                         O            10/01/31
    0


    5499103          K39/G02             F          352,000.00         ZZ
                                         360        351,549.54          2
                                       8.250          2,644.46         80
                                       8.000          2,644.46
    CHICAGO          IL   60657          5            09/13/01         00
    0433242898                           05           10/18/01          0
    347481756                            O            09/18/31
    0


    5500030          664/G02             F           95,200.00         ZZ
                                         360         95,134.48          1
                                       7.875            690.27         80
                                       7.625            690.27
    TALLAHASSEE      FL   32303          2            09/28/01         00
    0433290822                           09           11/01/01          0
    0008342727                           N            10/01/31
    0
1




    5500332          P78/G02             F           82,300.00         ZZ
                                         360         82,177.47          1
                                       7.500            575.45         74
                                       7.250            575.45
    LINCOLN          NE   68506          2            08/20/01         00
    0433224995                           05           10/01/01          0
    7349                                 O            09/01/31
    0


    5501161          758/G02             F           80,500.00         ZZ
                                         360         80,435.63          1
                                       7.125            542.34         80
                                       6.875            542.34
    MESA             AZ   85201          1            09/10/01         00
    0433245412                           01           11/01/01          0
    660247                               N            10/01/31
    0


    5502719          U62/G02             F          233,300.00         ZZ
                                         360        233,108.77          2
                                       7.000          1,552.15         85
                                       6.750          1,552.15
    EAST ELMHURST    NY   11369          5            09/20/01         04
    0433231123                           05           11/01/01         12
    2001286903                           O            10/01/31
    0


    5505999          E82/G02             F          145,600.00         ZZ
                                         360        145,486.42          1
                                       7.250            993.25         71
                                       7.000            993.25
    DENVER           CO   80210          2            09/12/01         00
    0400486627                           05           11/01/01          0
    0400486627                           O            10/01/31
    0


    5506525          E22/G02             F           56,000.00         ZZ
                                         360         55,918.69          1
                                       7.625            396.36         80
                                       7.375            396.36
    COMFORT          TX   78013          5            08/29/01         00
    0412963407                           05           10/01/01          0
    0412963407                           O            09/01/31
    0


    5506932          A80/G02             F          247,200.00         ZZ
                                         360        247,016.54          1
1


                                       7.500          1,728.46         80
                                       7.250          1,728.46
    MIAMI            FL   33156          1            09/14/01         00
    0433291325                           05           11/01/01          0
    0153979                              O            10/01/31
    0


    5507658          964/G02             F          772,500.00         ZZ
                                         360        771,912.19          1
                                       7.375          5,335.47         75
                                       7.125          5,335.47
    LOS ANGELES      CA   90046          1            09/21/01         00
    0433287620                           05           11/01/01          0
    143515                               O            10/01/31
    0


    5507882          944/G02             F          104,500.00         ZZ
                                         360        103,002.75          1
                                       7.250            712.88         95
                                       7.000            712.88
    GERMANTOWN       MD   20874          1            06/15/01         01
    0433157484                           09           08/01/01         25
    W88015250                            O            07/01/31
    0


    5508906          A80/G02             F          207,000.00         ZZ
                                         360        207,000.00          4
                                       8.000          1,518.90         90
                                       7.750          1,518.90
    MIAMI            FL   33135          1            10/09/01         12
    0433313640                           05           12/01/01         25
    0117625                              N            11/01/31
    0


    5509224          A52/G02             F          200,000.00         ZZ
                                         360        199,851.57          1
                                       7.500          1,398.43         80
                                       7.250          1,398.43
    JEFFERSON CITY   TN   37760          5            09/12/01         00
    0433258274                           05           11/01/01          0
    16044                                O            10/01/31
    0


    5510023          624/G02             F          108,000.00         ZZ
                                         360        107,921.83          1
                                       7.625            764.42         90
                                       7.375            764.42
    SAN DIEGO        CA   92111          1            09/14/01         01
    0433222650                           05           11/01/01         25
1


    37020210083F                         O            10/01/31
    0


    5510175          664/G02             F          132,000.00         ZZ
                                         360        132,000.00          1
                                       7.500            922.97         80
                                       7.250            922.97
    BRIDGEVIEW       IL   60455          1            10/01/01         00
    0433291895                           05           12/01/01          0
    0008347072                           O            11/01/31
    0


    5511586          964/G02             F          295,000.00         ZZ
                                         360        294,802.06          4
                                       8.000          2,164.61         72
                                       7.750          2,164.61
    CULVER CITY      CA   90230          5            09/14/01         00
    0433237799                           05           11/01/01          0
    144013                               O            10/01/31
    0


    5512597          P34/G02             F           52,200.00         ZZ
                                         360         52,166.71          3
                                       8.250            392.17         90
                                       8.000            392.17
    PROVIDENCE       RI   02908          1            09/17/01         04
    0433282415                           05           11/01/01         25
    61713                                N            10/01/31
    0


    5514530          L96/G02             F          192,000.00         ZZ
                                         360        191,861.04          4
                                       7.625          1,358.96         67
                                       7.375          1,358.96
    NORTH HOLLYWOOD  CA   91606          2            09/12/01         00
    0433285822                           05           11/01/01          0
    492862                               O            10/01/31
    0


    5514769          944/G02             F          165,000.00         ZZ
                                         360        165,000.00          1
                                       7.250          1,125.60         68
                                       7.000          1,125.60
    DEWEY            AZ   86327          1            10/03/01         00
    0433278256                           05           12/01/01          0
    88020812                             O            11/01/31
    0


1


    5516993          E22/G02             F           87,200.00         ZZ
                                         360         87,131.97          1
                                       7.250            594.86         80
                                       7.000            594.86
    WYLIE            TX   75098          5            08/28/01         00
    0412945099                           05           11/01/01          0
    0412945099                           O            10/01/31
    0


    5517597          U42/G02             F          320,000.00         ZZ
                                         360        319,750.37          1
                                       7.250          2,182.96         80
                                       7.000          2,182.96
    COLORADO SPRING  CO   80908          5            09/14/01         00
    0433292430                           05           11/01/01          0
    32100369                             O            10/01/31
    0


    5518834          964/G02             F          123,500.00         ZZ
                                         360        123,406.03          1
                                       7.375            852.98         65
                                       7.125            852.98
    DES MOINES       WA   98198          5            09/18/01         00
    0433220720                           05           11/01/01          0
    141843                               O            10/01/31
    0


    5520310          F89/G02             F          138,249.00         ZZ
                                         360        138,138.44          1
                                       7.125            931.41         80
                                       6.875            931.41
    FONTANA          CA   92336          1            09/19/01         00
    0433267564                           05           11/01/01          0
    17212040                             O            10/01/31
    0


    5520674          X05/G02             F          275,000.00         ZZ
                                         360        274,800.97          1
                                       7.625          1,946.43         60
                                       7.375          1,946.43
    SAN CLEMENTE     CA   92672          1            09/19/01         00
    0433279106                           05           11/01/01          0
    03108002                             N            10/01/31
    0


    5520781          M96/G02             F          120,000.00         ZZ
                                         360        119,910.94          2
                                       7.500            839.06         70
                                       7.250            839.06
1


    GRAND RAPIDS     MI   49546          5            09/17/01         00
    0433234713                           05           11/01/01          0
    200101809                            N            10/01/31
    0


    5521691          Q99/G02             F           57,800.00         ZZ
                                         360         57,758.17          1
                                       7.625            409.10         79
                                       7.375            409.10
    NATCHEZ          MS   39120          2            09/12/01         00
    0433187705                           05           11/01/01          0
    587146135                            O            10/01/31
    0


    5522919          601/G02             F          132,000.00         ZZ
                                         360        131,897.02          1
                                       7.250            900.48         80
                                       7.000            900.48
    PUEBLO           CO   81007          1            09/19/01         00
    0433223294                           05           11/01/01          0
    8069550-9                            O            10/01/31
    0


    5523918          E22/G02             F           34,850.00         ZZ
                                         360         34,807.61          2
                                       8.500            267.97         75
                                       8.250            267.97
    MEMPHIS          TN   38108          5            09/07/01         00
    0412995276                           05           10/01/01          0
    0412995276                           N            09/01/31
    0


    5525571          N47/G02             F          108,000.00         ZZ
                                         360        107,927.53          2
                                       8.000            792.47         90
                                       7.750            792.47
    SAN ANTONIO      TX   78239          1            09/19/01         04
    0433238037                           05           11/01/01         25
    30310744                             N            10/01/31
    0


    5528281          601/G02             F           97,875.00         ZZ
                                         360         97,810.98          4
                                       8.125            726.72         90
                                       7.875            726.72
    TAMPA            FL   33610          1            09/21/01         11
    0433230166                           05           11/01/01         25
    60857869                             N            10/01/31
    0
1




    5528468          T90/G02             F          126,000.00         ZZ
                                         360        125,921.69          4
                                       8.375            957.69         90
                                       8.125            957.69
    METAIRIE         LA   70003          1            09/27/01         14
    0433326279                           05           11/01/01         25
    56925                                N            10/01/31
    0


    5528778          P34/G02             F          147,400.00         ZZ
                                         360        147,301.10          1
                                       8.000          1,081.57         65
                                       7.750          1,081.57
    REHOBOTH         MA   02769          2            09/28/01         00
    0433288354                           05           11/01/01          0
    61728                                N            10/01/31
    0


    5529169          B28/G02             F          123,600.00         ZZ
                                         360        123,512.76          1
                                       7.750            885.49         54
                                       7.500            885.49
    DENVER           CO   80218          2            09/12/01         00
    0433258480                           05           11/01/01          0
    01000391                             N            10/01/31
    0


    5530164          950/G02             F          115,100.00         ZZ
                                         360        115,003.30          1
                                       6.875            756.13         71
                                       6.625            756.13
    PORT ANGELES     WA   98362          5            09/17/01         00
    0433277613                           05           11/01/01          0
    EW108501                             O            10/01/31
    0


    5530614          623/985             F           49,950.00         ZZ
                                         360         49,645.63          1
                                       7.875            362.17         90
                                       7.625            362.17
    WORTH            IL   60482          1            04/30/01         10
    5344868                              01           06/01/01         25
    5344868                              N            05/01/31
    0


    5531220          967/G02             F          162,000.00         ZZ
                                         360        161,885.66          1
1


                                       7.750          1,160.59         90
                                       7.500          1,160.59
    PUYALLUP         WA   98372          2            09/20/01         11
    0433254489                           05           11/01/01         25
    6476881                              O            10/01/31
    0


    5531384          601/G02             F           97,875.00         ZZ
                                         360         97,810.98          4
                                       8.125            726.72         90
                                       7.875            726.72
    TAMPA            FL   33610          1            09/21/01         14
    0433230265                           05           11/01/01         25
    6085796-8                            N            10/01/31
    0


    5533089          F89/G02             F          242,900.00         ZZ
                                         360        242,719.74          1
                                       7.500          1,698.39         70
                                       7.250          1,698.39
    NEWPORT BEACH    CA   92660          1            09/21/01         00
    0433303948                           09           11/01/01          0
    15013432                             O            10/01/31
    0


    5534214          E22/G02             F          101,700.00         ZZ
                                         360        101,616.64          1
                                       7.000            676.61         79
                                       6.750            676.61
    NEWCASTLE        OK   73065          2            08/31/01         00
    0412937955                           05           11/01/01          0
    0412937955                           O            10/01/31
    0


    5534280          E22/G02             F           94,700.00         ZZ
                                         360         94,562.48          1
                                       7.625            670.28         83
                                       7.375            670.28
    PENSACOLA        FL   32526          5            09/04/01         04
    0412988909                           05           10/01/01         12
    0412988909                           O            09/01/31
    0


    5534326          601/G02             F           97,875.00         ZZ
                                         360         97,810.98          4
                                       8.125            726.72         90
                                       7.875            726.72
    TAMPA            FL   33610          1            09/21/01         14
    0433232063                           05           11/01/01         25
1


    60857547                             N            10/01/31
    0


    5535053          E82/G02             F          130,000.00         ZZ
                                         360        129,912.78          1
                                       8.000            953.89         90
                                       7.750            953.89
    WAPWALLOPEN      PA   18660          2            09/17/01         04
    0400486684                           05           11/01/01         25
    1939704                              O            10/01/31
    0


    5535065          E82/G02             F          149,400.00         ZZ
                                         360        149,280.52          1
                                       7.125          1,006.54         34
                                       6.875          1,006.54
    BURKE            VA   22015          2            09/06/01         00
    0400484135                           05           11/01/01          0
    1738281                              O            10/01/31
    0


    5535748          A50/G02             F           96,000.00         ZZ
                                         360         95,864.04          1
                                       7.750            687.76         77
                                       7.500            687.76
    FERNANDINA BEAC  FL   32034          5            08/24/01         00
    0433175775                           05           10/01/01          0
    459596                               O            09/01/31
    0


    5535810          U62/G02             F          228,000.00         ZZ
                                         360        227,830.79          1
                                       7.500          1,594.21         80
                                       7.250          1,594.21
    FREDERICKSBURG   TX   78624          5            09/17/01         00
    0433235991                           05           11/01/01          0
    2001289054                           O            10/01/31
    0


    5535871          H19/G02             F           96,000.00         ZZ
                                         360         95,853.45          1
                                       7.375            663.05         80
                                       7.125            663.05
    COVENTRY         VT   05825          1            08/24/01         00
    0433227394                           05           10/01/01          0
    0010084895                           O            09/01/31
    0


1


    5536952          H19/G02             F           64,999.00         ZZ
                                         360         64,957.55          4
                                       8.250            488.32         90
                                       8.000            488.32
    DAYTON           OH   45405          1            10/01/01         10
    0433307311                           05           11/01/01         25
    0002293827                           N            10/01/31
    0


    5537050          253/253             F          310,000.00         ZZ
                                         360        309,775.62          1
                                       7.625          2,194.17         84
                                       7.375          2,194.17
    UNINCORPORATED   TX   76052          1            09/28/01         14
    976848                               05           11/01/01         12
    976848                               O            10/01/31
    0


    5537085          E23/G02             F          283,500.00         ZZ
                                         360        283,289.61          1
                                       7.500          1,982.27         90
                                       7.250          1,982.27
    OCEANSIDE        CA   92057          1            09/07/01         04
    0433246105                           03           11/01/01         25
    11005374                             O            10/01/31
    0


    5537283          U62/G02             F           68,400.00         ZZ
                                         360         68,342.54          1
                                       6.875            449.34         95
                                       6.625            449.34
    JASPER           TN   37347          5            09/19/01         04
    0433231032                           05           11/01/01         30
    2001293539                           O            10/01/31
    0


    5537659          286/286             F           48,000.00         ZZ
                                         360         47,782.48          1
                                       8.875            381.91         80
                                       8.625            381.91
    ROCKFORD         IL   61107          2            06/18/01         00
    260781                               05           08/01/01          0
    260781                               N            07/01/31
    0


    5537750          286/286             F           70,000.00         ZZ
                                         360         69,850.81          1
                                       7.750            501.49         52
                                       7.500            501.49
1


    LOUISVILLE       KY   40207          1            07/02/01         00
    456139                               05           09/01/01          0
    456139                               O            08/01/31
    0


    5537765          286/286             F           74,150.00         ZZ
                                         360         73,987.97          1
                                       7.625            524.83         90
                                       7.375            524.83
    NORMAL           IL   61761          1            07/26/01         10
    476601                               05           09/01/01         25
    476601                               N            08/01/31
    0


    5537801          286/286             F          170,000.00         ZZ
                                         360        169,645.85          1
                                       7.875          1,232.62         88
                                       7.625          1,232.62
    TACOMA           WA   98407          2            07/17/01         10
    9869520                              05           09/01/01         25
    9869520                              O            08/01/31
    0


    5537802          286/286             F          288,000.00         ZZ
                                         360        287,400.49          1
                                       7.875          2,088.20         90
                                       7.625          2,088.20
    RICHMOND         CA   94803          1            07/16/01         10
    9869839                              05           09/01/01         25
    9869839                              O            08/01/31
    0


    5537818          286/286             F           46,000.00         ZZ
                                         360         22,396.36          1
                                       8.000            337.53         50
                                       7.750            337.53
    LLANO            CA   93544          1            06/12/01         00
    9955508                              05           08/01/01          0
    9955508                              O            07/01/31
    0


    5537916          286/286             F          460,000.00         ZZ
                                         360        459,332.02          1
                                       7.625          3,255.85         80
                                       7.375          3,255.85
    HAYWARD          CA   94544          5            08/01/01         00
    9870873                              03           10/01/01          0
    9870873                              O            09/01/31
    0
1




    5537924          286/286             F          180,000.00         ZZ
                                         360        179,745.10          1
                                       7.750          1,289.54         68
                                       7.500          1,289.54
    NEW ORLEANS      LA   70118          5            08/08/01         00
    9937628                              05           10/01/01          0
    9937628                              O            09/01/31
    0


    5540259          601/G02             F          160,000.00         ZZ
                                         360        159,865.58          1
                                       6.875          1,051.09         80
                                       6.625          1,051.09
    YOUNGSTOWN       FL   32466          5            09/14/01         00
    0433223021                           05           11/01/01          0
    60823515                             O            10/01/31
    0


    5540484          455/G02             F          205,600.00         ZZ
                                         360        205,462.05          1
                                       8.000          1,508.62         80
                                       7.750          1,508.62
    MONROE           NC   28112          5            09/19/01         00
    0433287190                           05           11/01/01          0
    25001079                             O            10/01/31
    0


    5541442          Q14/G02             F           63,000.00         ZZ
                                         360         62,957.73          1
                                       8.000            462.27         90
                                       7.750            462.27
    BENNETT          IA   52721          2            09/18/01         01
    0433262581                           05           11/01/01         25
    0104700                              O            10/01/31
    0


    5541824          964/G02             F          156,700.00         ZZ
                                         360        156,571.55          1
                                       7.000          1,042.53         80
                                       6.750          1,042.53
    CLACKAMAS        OR   97015          1            09/19/01         00
    0433218583                           05           11/01/01          0
    147941                               O            10/01/31
    0


    5542950          U05/G02             F          139,500.00         ZZ
                                         360        139,500.00          4
1


                                       8.250          1,048.02         90
                                       8.000          1,048.02
    HEMET            CA   92544          1            10/01/01         11
    0433335528                           05           12/01/01         25
    3167790                              N            11/01/31
    0


    5543308          964/G02             F          146,250.00         ZZ
                                         360        146,149.36          1
                                       7.875          1,060.41         75
                                       7.625          1,060.41
    OAKLAND          CA   94610          1            09/13/01         00
    0433235710                           05           11/01/01          0
    142080                               N            10/01/31
    0


    5543741          E22/G02             F           61,750.00         ZZ
                                         360         61,712.60          3
                                       8.500            474.80         95
                                       8.250            474.80
    CHICAGO          IL   60637          1            09/11/01         11
    0412894339                           05           11/01/01         30
    0412894339                           O            10/01/31
    0


    5543749          E22/G02             F           88,000.00         ZZ
                                         360         87,934.69          1
                                       7.500            615.31         90
                                       7.250            615.31
    FORT WAYNE       IN   46809          5            09/06/01         04
    0412923021                           05           11/01/01         25
    0412923021                           O            10/01/31
    0


    5543789          E22/G02             F           30,000.00         ZZ
                                         360         29,980.37          1
                                       8.125            222.75         57
                                       7.875            222.75
    MONTGOMERY       AL   36110          2            09/11/01         00
    0412990525                           05           11/01/01          0
    0412990525                           N            10/01/31
    0


    5543959          455/G02             F           53,200.00         ZZ
                                         360         53,136.97          2
                                       8.625            413.78         80
                                       8.375            413.78
    DALLAS           TX   75253          1            08/28/01         00
    0433243821                           05           10/01/01          0
1


    30002367                             N            09/01/31
    0


    5544025          163/G02             F          420,000.00         ZZ
                                         360        419,688.29          1
                                       7.500          2,936.71         77
                                       7.250          2,936.71
    MANALAPAN        NJ   07726          5            09/17/01         00
    0433295946                           05           11/01/01          0
    1000293253                           O            10/01/31
    0


    5544199          E82/G02             F          340,000.00         ZZ
                                         360        339,753.92          1
                                       7.625          2,406.50         80
                                       7.375          2,406.50
    WEST SAINT PAUL  MN   55118          5            09/07/01         00
    0400480851                           05           11/01/01          0
    0400480851                           O            10/01/31
    0


    5544242          455/G02             F           53,200.00         ZZ
                                         360         53,136.97          2
                                       8.625            413.78         80
                                       8.375            413.78
    DALLAS           TX   75253          1            08/28/01         00
    0433212503                           05           10/01/01          0
    30002365                             N            09/01/31
    0


    5544301          G52/G02             F          108,000.00         ZZ
                                         360        107,850.87          1
                                       7.875            783.07         80
                                       7.625            783.07
    CORONA           CA   92882          5            08/17/01         00
    0433234168                           01           10/01/01          0
    8905001472                           O            09/01/31
    0


    5544879          A06/G02             F          238,000.00         ZZ
                                         360        237,470.03          1
                                       7.875          1,725.67         83
                                       7.625          1,725.67
    PENSACOLA        FL   32507          5            08/31/01         12
    0433285392                           03           10/01/01         20
    1                                    O            09/01/31
    0


1


    5545762          T44/G02             F          118,000.00         ZZ
                                         360        117,926.65          1
                                       8.375            896.89         77
                                       8.125            896.89
    FAIRHOPE         AL   36532          5            09/14/01         00
    0433246998                           05           11/01/01          0
    1020094                              O            10/01/31
    0


    5547518          G52/G02             F          110,400.00         ZZ
                                         360        110,313.88          1
                                       7.250            753.12         80
                                       7.000            753.12
    TUCSON           AZ   85715          2            09/19/01         00
    0433243441                           05           11/01/01          0
    9900001744                           O            10/01/31
    0


    5548535          A48/G02             F          310,000.00         ZZ
                                         360        309,764.12          1
                                       7.375          2,141.09         80
                                       7.125          2,141.09
    SAN JOSE         CA   95111          1            09/18/01         00
    0433280625                           05           11/01/01          0
    8211015517                           O            10/01/31
    0


    5549841          A21/G02             F          436,000.00         ZZ
                                         360        436,000.00          1
                                       7.250          2,974.29         80
                                       7.000          2,974.29
    CRESSKILL        NJ   07626          1            10/04/01         00
    0433270402                           05           12/01/01          0
    0100121643                           O            11/01/31
    0


    5550348          253/253             F          124,600.00         ZZ
                                         360        124,490.56          4
                                       8.125            925.16         70
                                       7.875            925.16
    GARLAND          TX   75041          5            09/26/01         00
    977668                               05           11/01/01          0
    977668                               N            10/01/31
    0


    5552323          601/G02             F          138,350.00         ZZ
                                         360        138,244.73          1
                                       7.375            955.55         61
                                       7.125            955.55
1


    CORPUS CHRISTI   TX   78418          1            09/17/01         00
    0433222221                           03           11/01/01          0
    60852993                             O            10/01/31
    0


    5553201          E23/G02             F          176,400.00         ZZ
                                         360        176,275.50          1
                                       7.750          1,263.75         90
                                       7.500          1,263.75
    LOS ANGELES      CA   90008          1            09/24/01         04
    0433299898                           05           11/01/01         25
    51007689                             O            10/01/31
    0


    5553927          721/G02             F          448,000.00         ZZ
                                         360        447,411.90          1
                                       8.125          3,326.39         70
                                       7.875          3,326.39
    BEND             OR   97701          1            08/20/01         00
    0433249414                           05           10/01/01          0
    7884042076                           O            09/01/31
    0


    5553972          P78/G02             F           63,000.00         ZZ
                                         360         62,957.73          1
                                       8.000            462.27         68
                                       7.750            462.27
    OMAHA            NE   68132          1            09/05/01         00
    0433227170                           05           11/01/01          0
    992118                               O            10/01/31
    0


    5555705          E22/G02             F           68,000.00         ZZ
                                         360         67,950.78          2
                                       7.625            481.30         80
                                       7.375            481.30
    CLEARWATER       FL   33765          1            09/12/01         00
    0412971293                           05           11/01/01          0
    0412971293                           N            10/01/31
    0


    5557353          U28/G02             F          179,800.00         ZZ
                                         360        179,666.56          1
                                       7.500          1,257.19         84
                                       7.250          1,257.19
    CLAYTON          NC   27520          5            09/19/01         04
    0433282423                           05           11/01/01         12
    GABRIELNOBB                          O            10/01/31
    0
1




    5558897          P67/G02             F          205,200.00         ZZ
                                         360        205,069.15          3
                                       8.250          1,541.60         90
                                       8.000          1,541.60
    WORCESTER        MA   01602          1            09/17/01         11
    0433256849                           05           11/01/01         25
    1                                    N            10/01/31
    0


    5558905          E60/G02             F          222,400.00         ZZ
                                         360        222,234.94          1
                                       7.500          1,555.06         80
                                       7.250          1,555.06
    CAMBRIA          CA   93428          1            09/05/01         00
    0433267838                           01           11/01/01          0
    513663                               O            10/01/31
    0


    5559374          B60/G02             F          274,500.00         ZZ
                                         360        274,285.87          1
                                       7.250          1,872.57         90
                                       7.000          1,872.57
    LA MIRADA        CA   90638          1            09/11/01         01
    0433292679                           05           11/01/01         25
    355179                               O            10/01/31
    0


    5559726          N47/G02             F          360,000.00         ZZ
                                         360        359,719.17          1
                                       7.250          2,455.83         80
                                       7.000          2,455.83
    CLEARWATER       MN   55320          5            09/25/01         00
    0433270386                           05           11/01/01          0
    30311004                             O            10/01/31
    0


    5560038          F19/G02             F          412,000.00         ZZ
                                         360        411,686.50          1
                                       7.375          2,845.58         80
                                       7.125          2,845.58
    SANTA CRUZ       CA   95065          2            09/21/01         00
    0433257524                           05           11/01/01          0
    707223                               O            10/01/31
    0


    5560696          U05/G02             F          113,600.00         ZZ
                                         360        113,525.69          1
1


                                       8.125            843.48         80
                                       7.875            843.48
    AUSTIN           TX   78747          5            09/21/01         00
    0433295979                           05           11/01/01          0
    3168132                              O            10/01/31
    0


    5560719          E23/G02             F           88,125.00         ZZ
                                         360         88,056.25          1
                                       7.250            601.17         75
                                       7.000            601.17
    FOUNTAIN HILLS   AZ   85268          1            09/17/01         00
    0433279403                           09           11/01/01          0
    41002360                             O            10/01/31
    0


    5560727          N47/G02             F          460,000.00         ZZ
                                         360        459,667.07          1
                                       7.625          3,255.85         80
                                       7.375          3,255.85
    SALINAS          CA   93908          1            09/17/01         00
    0433234598                           05           11/01/01          0
    20111717                             O            10/01/31
    0


    5560754          H76/G02             F          200,000.00         ZZ
                                         360        199,851.57          1
                                       7.500          1,398.43         49
                                       7.250          1,398.43
    PHILADELPHIA     PA   19147          5            09/21/01         00
    0433231461                           07           11/01/01          0
    2001401288                           O            10/01/31
    0


    5566230          F96/G02             F           90,000.00         ZZ
                                         360         89,887.72          1
                                       8.375            684.07         95
                                       8.125            684.07
    HACKENSACK       NJ   07601          1            08/30/01         14
    0433210374                           08           10/01/01         30
    0105908                              O            09/01/31
    0


    5566541          624/G02             F          436,000.00         T
                                         360        435,659.88          1
                                       7.250          2,974.29         80
                                       7.000          2,974.29
    LAS VEGAS        NV   89011          1            09/19/01         00
    0433269701                           03           11/01/01          0
1


    36800310546F                         O            10/01/31
    0


    5566807          T44/G02             F          275,000.00         ZZ
                                         360        274,774.59          1
                                       7.000          1,829.58         75
                                       6.750          1,829.58
    PENN VALLEY      CA   95946          1            09/19/01         00
    0433293701                           05           11/01/01          0
    1021308                              O            10/01/31
    0


    5566934          964/G02             F          123,750.00         ZZ
                                         360        123,660.43          1
                                       7.625            875.90         65
                                       7.375            875.90
    PORTLAND         OR   97218          2            09/19/01         00
    0433230430                           05           11/01/01          0
    119089                               O            10/01/31
    0


    5569884          944/G02             F          361,600.00         ZZ
                                         360        361,296.21          1
                                       6.875          2,375.46         80
                                       6.625          2,375.46
    REDWOOD CITY     CA   94063          5            09/19/01         00
    0433235728                           05           11/01/01          0
    W01082357                            O            10/01/31
    0


    5570706          L86/G02             F          410,600.00         ZZ
                                         360        410,033.01          1
                                       7.875          2,977.13         79
                                       7.625          2,977.13
    RANCHO CUCAMONG  CA   91739          5            08/24/01         00
    0433239928                           05           10/01/01          0
    20508058                             O            09/01/31
    0


    5571255          B60/G02             F          212,000.00         ZZ
                                         360        211,838.69          1
                                       7.375          1,464.23         80
                                       7.125          1,464.23
    CORONA           CA   92879          5            09/01/01         00
    0433310349                           05           11/01/01          0
    351274                               O            10/01/31
    0


1


    5571361          477/G02             F          392,000.00         ZZ
                                         360        391,743.58          1
                                       8.125          2,910.59         80
                                       7.875          2,910.59
    DALY CITY        CA   94015          1            09/20/01         00
    0433290343                           05           11/01/01          0
    123349                               O            10/01/31
    0


    5572890          W53/G02             F          415,200.00         ZZ
                                         360        414,914.26          1
                                       7.875          3,010.49         80
                                       7.625          3,010.49
    TAMPA            FL   33609          1            09/18/01         00
    0433287182                           05           11/01/01          0
    7601410352                           O            10/01/31
    0


    5573674          408/G02             F          525,000.00         ZZ
                                         360        524,610.37          1
                                       7.500          3,670.88         78
                                       7.250          3,670.88
    PALM HARBOR      FL   34684          5            09/24/01         00
    0433260163                           05           11/01/01          0
    703018630                            O            10/01/31
    0


    5574349          R65/G02             F          297,000.00         ZZ
                                         360        296,762.50          1
                                       7.125          2,000.94         90
                                       6.875          2,000.94
    LIVINGSTON       NJ   07039          1            09/19/01         14
    0433210663                           05           11/01/01         25
    20014889                             O            10/01/31
    0


    5574407          N47/G02             F          316,000.00         ZZ
                                         360        315,747.30          1
                                       7.125          2,128.95         80
                                       6.875          2,128.95
    GOLDEN           CO   80403          5            11/01/01         00
    0433252434                           03           11/01/01          0
    30311155                             O            10/01/31
    0


    5574508          E22/G02             F           99,000.00         ZZ
                                         360         98,916.83          1
                                       6.875            650.36         90
                                       6.625            650.36
1


    BURLINGTON       CO   80807          5            09/10/01         04
    0413004011                           05           11/01/01         25
    0413004011                           O            10/01/31
    0


    5574533          E22/G02             F           66,400.00         T
                                         360         66,353.13          1
                                       7.750            475.70         78
                                       7.500            475.70
    HOUSTON          TX   77019          1            09/14/01         00
    0413024142                           01           11/01/01          0
    0413024142                           O            10/01/31
    0


    5574542          E22/G02             F          106,400.00         ZZ
                                         360        106,322.99          2
                                       7.625            753.09         95
                                       7.375            753.09
    JACKSONVILLE     FL   32204          1            09/14/01         01
    0413032087                           05           11/01/01         30
    0413032087                           O            10/01/31
    0


    5574927          U05/G02             F          139,000.00         ZZ
                                         360        138,896.84          1
                                       7.500            971.91         70
                                       7.250            971.91
    MISSOURI CITY    TX   77459          5            09/26/01         00
    0433256062                           05           11/01/01          0
    3168626                              O            10/01/31
    0


    5576871          U62/G02             F          145,500.00         ZZ
                                         360        145,377.76          1
                                       6.875            955.83         80
                                       6.625            955.83
    HUDSON           NH   03051          5            09/21/01         00
    0433264371                           05           11/01/01          0
    2001293580                           O            10/01/31
    0


    5580002          455/G02             F          176,000.00         ZZ
                                         240        175,400.39          1
                                       8.000          1,472.14         89
                                       7.750          1,472.14
    SUWANEE          GA   30024          2            08/31/01         01
    0433254034                           03           10/01/01         25
    09001554                             O            09/01/21
    0
1




    5580706          405/405             F          345,000.00         ZZ
                                         360        344,460.04          1
                                       7.250          2,353.51         79
                                       6.750          2,353.51
    BRENTWOOD        CA   94513          5            08/09/01         00
    0017651118                           05           10/01/01          0
    0017651118                           O            09/01/31
    0


    5580712          405/405             F          312,000.00         ZZ
                                         360        311,522.76          1
                                       7.375          2,154.91         80
                                       6.875          2,154.91
    BETHESDA         MD   20816          5            08/13/01         00
    0017662511                           05           10/01/01          0
    0017662511                           O            09/01/31
    0


    5580721          405/405             F          468,000.00         ZZ
                                         360        467,267.61          1
                                       7.250          3,192.59         80
                                       6.750          3,192.59
    CALABASAS        CA   91302          1            08/16/01         00
    0017671496                           03           10/01/01          0
    0017671496                           O            09/01/31
    0


    5580739          405/405             F          474,800.00         ZZ
                                         360        473,999.93          1
                                       6.875          3,119.10         80
                                       6.625          3,119.10
    LOS ANGELES      CA   90068          1            08/21/01         00
    0017694332                           05           10/01/01          0
    0017694332                           O            09/01/31
    0


    5580746          405/405             F          550,000.00         ZZ
                                         360        549,095.69          1
                                       7.000          3,659.17         72
                                       6.750          3,659.17
    SAN MATEO        CA   94402          5            08/03/01         00
    0019891001                           05           10/01/01          0
    0019891001                           O            09/01/31
    0


    5581844          405/405             F          575,000.00         ZZ
                                         360        574,077.61          1
1


                                       7.125          3,873.89         45
                                       6.750          3,873.89
    PLEASANTON       CA   94566          5            08/15/01         00
    0017605783                           05           10/01/01          0
    0017605783                           O            09/01/31
    0


    5581873          405/405             F          400,000.00         ZZ
                                         360        399,374.03          1
                                       7.250          2,728.71         80
                                       6.750          2,728.71
    AGUA DULCE       CA   91350          5            08/16/01         00
    0017669086                           05           10/01/01          0
    0017669086                           O            09/01/31
    0


    5581881          405/405             F          650,000.00         ZZ
                                         360        648,982.80          1
                                       7.250          4,434.15         77
                                       6.750          4,434.15
    PORT WASHINGTON  NY   11050          1            08/22/01         00
    0017675281                           05           10/01/01          0
    0017675281                           O            09/01/31
    0


    5581890          405/405             F          575,000.00         ZZ
                                         360        574,077.61          1
                                       7.125          3,873.89         75
                                       6.750          3,873.89
    REDWOOD CITY     CA   94062          1            08/07/01         00
    0017690504                           05           10/01/01          0
    0017690504                           O            09/01/31
    0


    5581988          405/405             F          495,000.00         ZZ
                                         360        493,956.97          1
                                       7.375          3,418.85         77
                                       7.125          3,418.85
    SILVER SPRING    MD   20905          5            08/01/01         00
    0017646225                           03           10/01/01          0
    0017646225                           O            09/01/31
    0


    5582086          405/405             F          495,000.00         ZZ
                                         360        494,089.90          1
                                       7.500          3,461.12         75
                                       6.750          3,461.12
    WEST HOLLYWOOD   CA   90069          2            08/08/01         00
    0017624149                           05           10/01/01          0
1


    0017624149                           O            09/01/31
    0


    5582089          405/405             F          391,200.00         ZZ
                                         360        390,572.46          1
                                       7.125          2,635.59         80
                                       6.750          2,635.59
    GLENDORA         CA   91741          1            08/02/01         00
    0017631060                           05           10/01/01          0
    0017631060                           O            09/01/31
    0


    5582105          405/405             F          607,500.00         ZZ
                                         360        606,572.64          1
                                       7.375          4,195.85         75
                                       6.750          4,195.85
    LOS ANGELES      CA   90069          1            08/10/01         00
    0017659277                           05           10/01/01          0
    0017659277                           O            09/01/31
    0


    5582110          405/405             F          469,200.00         ZZ
                                         360        468,462.70          1
                                       7.500          3,280.72         80
                                       6.750          3,280.72
    LA MESA          CA   91941          2            08/06/01         00
    0017668526                           05           10/01/01          0
    0017668526                           O            09/01/31
    0


    5582146          405/405             F          607,500.00         ZZ
                                         360        606,572.63          1
                                       7.375          4,195.85         75
                                       6.875          4,195.85
    POTOMAC          MD   20854          5            08/02/01         00
    0012351987                           03           10/01/01          0
    0012351987                           O            09/01/31
    0


    5582166          405/405             F          412,000.00         ZZ
                                         360        411,355.26          1
                                       7.250          2,810.57         80
                                       6.750          2,810.57
    HAYWARD          CA   94542          1            08/09/01         00
    0017659533                           03           10/01/01          0
    0017659533                           O            09/01/31
    0


1


    5582176          405/405             F          425,000.00         ZZ
                                         360        424,334.92          1
                                       7.250          2,899.25         79
                                       6.750          2,899.25
    ELLICOTT CITY    MD   21042          5            09/19/01         00
    0017694225                           05           10/01/01          0
    0017694225                           O            09/01/31
    0


    5582186          405/405             F          628,750.00         ZZ
                                         360        627,690.52          1
                                       6.875          4,130.44         73
                                       6.625          4,130.44
    LOS ANGELES      CA   90046          5            08/21/01         00
    0019903244                           05           10/01/01          0
    0019903244                           O            09/01/31
    0


    5582324          405/405             F          488,000.00         ZZ
                                         360        487,236.32          1
                                       7.250          3,329.02         80
                                       6.750          3,329.02
    LAGUNA BEACH     CA   92651          1            08/30/01         00
    0017683426                           05           10/01/01          0
    0017683426                           O            09/01/31
    0


    5582327          405/405             F          517,500.00         ZZ
                                         360        516,710.02          1
                                       7.375          3,574.25         75
                                       6.875          3,574.25
    CLAYTON          CA   94517          5            08/16/01         00
    0017687716                           05           10/01/01          0
    0017687716                           O            09/01/31
    0


    5582330          405/405             F          355,000.00         ZZ
                                         360        354,522.01          1
                                       8.000          2,604.87         79
                                       7.500          2,604.87
    HUNTINGTON BEAC  CA   92648          2            08/24/01         00
    0017691965                           05           10/01/01          0
    0017691965                           O            09/01/31
    0


    5582353          405/405             F          368,000.00         ZZ
                                         360        367,379.89          1
                                       6.875          2,417.50         80
                                       6.625          2,417.50
1


    WASHINGTON       DC   20015          5            08/27/01         00
    0017710310                           05           10/01/01          0
    0017710310                           O            09/01/31
    0


    5582358          405/405             F          400,000.00         ZZ
                                         360        398,601.92          1
                                       7.500          2,796.86         78
                                       7.000          2,796.86
    LOS ANGELES      CA   91423          5            08/27/01         00
    0017715947                           05           10/01/01          0
    0017715947                           O            09/01/31
    0


    5582379          405/405             F          521,000.00         ZZ
                                         360        520,484.90          1
                                       6.875          3,422.60         75
                                       6.625          3,422.60
    LA CANADA        CA   91011          1            09/04/01         00
    0019905793                           05           11/01/01          0
    0019905793                           O            10/01/31
    0


    5582396          P67/G02             F           84,000.00         ZZ
                                         360         83,946.44          3
                                       8.250            631.06         80
                                       8.000            631.06
    FITCHBURG        MA   01420          5            09/21/01         00
    0433292539                           05           11/01/01          0
    495852                               O            10/01/31
    0


    5583040          F96/G02             F          218,500.00         ZZ
                                         360        218,174.68          2
                                       7.500          1,527.78         95
                                       7.250          1,527.78
    TOWN OF KEARNY   NJ   07032          1            08/31/01         12
    0433304391                           05           10/01/01         30
    0105455                              O            09/01/31
    0


    5583534          M66/G02             F          144,000.00         ZZ
                                         360        143,900.90          1
                                       7.875          1,044.10         80
                                       7.625          1,044.10
    FORKS TWP        PA   18040          5            09/21/01         00
    0433262789                           05           11/01/01          0
    216570                               O            10/01/31
    0
1




    5584066          601/G02             F          186,300.00         ZZ
                                         360        186,178.13          4
                                       8.125          1,383.28         90
                                       7.875          1,383.28
    COLORADO SPRING  CO   80909          1            09/21/01         11
    0433223765                           05           11/01/01         25
    60866480                             N            10/01/31
    0


    5586927          U62/G02             F           70,000.00         ZZ
                                         360         69,949.33          1
                                       7.625            495.46         35
                                       7.375            495.46
    MEBANE           NC   27302          5            09/26/01         00
    0433255700                           05           11/01/01          0
    2001279112                           O            10/01/31
    0


    5588154          E22/G02             F           79,000.00         ZZ
                                         360         78,944.24          1
                                       7.750            565.97         80
                                       7.500            565.97
    SYLVA            NC   28779          2            09/11/01         00
    0412957698                           27           11/01/01          0
    0412957698                           O            10/01/31
    0


    5588212          E22/G02             F           57,000.00         ZZ
                                         360         56,958.75          1
                                       7.625            403.44         57
                                       7.375            403.44
    TUSCOLA TOWNSHI  MI   48768          2            09/12/01         00
    0413008129                           05           11/01/01          0
    0413008129                           O            10/01/31
    0


    5588274          964/G02             F          344,000.00         ZZ
                                         360        344,000.00          1
                                       7.375          2,375.92         80
                                       7.125          2,375.92
    FELTON           CA   95018          5            10/03/01         00
    0433276920                           05           12/01/01          0
    148899                               O            11/01/31
    0


    5588609          E82/G02             F          250,000.00         ZZ
                                         360        249,809.77          1
1


                                       7.375          1,726.69         72
                                       7.125          1,726.69
    QUILCENE         WA   98376          2            09/10/01         00
    0400481537                           05           11/01/01          0
    0400481537                           O            10/01/31
    0


    5588757          N47/G02             F          412,000.00         ZZ
                                         360        411,653.87          1
                                       6.875          2,706.55         69
                                       6.625          2,706.55
    SAN DIEGO        CA   92131          5            09/20/01         00
    0433247095                           05           11/01/01          0
    30111692                             O            10/01/31
    0


    5589714          A46/G02             F           83,200.00         ZZ
                                         360         83,138.25          1
                                       7.500            581.75         80
                                       7.250            581.75
    ALBUQUERQUE      NM   87108          1            09/28/01         00
    0433281292                           05           11/01/01          0
    0807067                              O            10/01/31
    0


    5591053          076/076             F           45,000.00         ZZ
                                         360         44,908.80          1
                                       8.000            330.20         70
                                       7.750            330.20
    GARLAND          TX   75042          1            07/17/01         00
    5409764                              05           09/01/01          0
    5409764                              O            08/01/31
    0


    5591411          N47/G02             F          340,000.00         ZZ
                                         360        339,728.11          1
                                       7.125          2,290.64         80
                                       6.875          2,290.64
    SANTA BARBARA    CA   93111          1            09/21/01         00
    0433252558                           05           11/01/01          0
    30111726                             O            10/01/31
    0


    5594807          286/286             F          121,400.00         ZZ
                                         360        121,252.38          3
                                       8.500            933.47         90
                                       8.250            933.47
    PROVIDENCE       RI   02909          1            08/09/01         12
    207536                               05           10/01/01         30
1


    207536                               O            09/01/31
    0


    5594810          286/286             F           65,000.00         ZZ
                                         360         64,914.66          1
                                       8.125            482.63         30
                                       7.875            482.63
    LITTLE FERRY     NJ   07643          5            08/09/01         00
    254072                               05           10/01/01          0
    254072                               O            09/01/31
    0


    5594822          286/286             F          159,150.00         ZZ
                                         360        158,813.60          1
                                       7.750          1,140.18         85
                                       7.500          1,140.18
    GOLD CANYON      AZ   85219          1            08/13/01         12
    313879                               03           10/01/01         12
    313879                               O            09/01/31
    0


    5594823          286/286             F           94,700.00         ZZ
                                         360         94,559.00          1
                                       7.500            662.16         80
                                       7.250            662.16
    HOMESTEAD        FL   33032          1            08/03/01         00
    316108                               03           10/01/01          0
    316108                               N            09/01/31
    0


    5594826          286/286             F           34,400.00         ZZ
                                         360         34,305.77          1
                                       8.000            252.42         58
                                       7.750            252.42
    EDWARDS          MO   65326          2            08/06/01         00
    318784                               05           10/01/01          0
    318784                               O            09/01/31
    0


    5594829          286/286             F          126,000.00         ZZ
                                         360        125,719.00          1
                                       8.500            968.84         90
                                       8.250            968.84
    MIDDLEBORO       MA   02346          1            07/31/01         12
    319879                               05           09/01/01         25
    319879                               O            08/01/31
    0


1


    5594844          286/286             F          167,310.00         ZZ
                                         360        166,875.93          1
                                       7.500          1,169.86         90
                                       7.250          1,169.86
    FORT COLLINS     CO   80526          1            08/01/01         21
    322640                               05           09/01/01         25
    322640                               O            08/01/31
    0


    5594846          286/286             F           48,700.00         ZZ
                                         360         48,593.89          1
                                       8.625            378.79         75
                                       8.375            378.79
    WARREN           MI   48089          1            08/01/01         00
    322676                               05           09/01/01          0
    322676                               N            08/01/31
    0


    5594852          286/286             F          144,000.00         T
                                         360        143,722.61          1
                                       8.250          1,081.83         90
                                       8.000          1,081.83
    PHOENIX          AZ   85048          1            07/23/01         11
    371138                               01           09/01/01         25
    371138                               O            08/01/31
    0


    5594854          286/286             F           99,400.00         ZZ
                                         360         99,203.59          4
                                       8.125            738.05         70
                                       7.875            738.05
    POHATCONG TWP.   NJ   08865          1            07/30/01         00
    406769                               05           09/01/01          0
    406769                               N            08/01/31
    0


    5594861          286/286             F           55,500.00         ZZ
                                         360         53,648.61          1
                                       7.500            388.07         30
                                       7.250            388.07
    MATTAPAN         MA   02126          5            08/01/01         00
    423064                               05           10/01/01          0
    423064                               O            09/01/31
    0


    5594868          286/286             F           97,900.00         ZZ
                                         360         97,710.41          1
                                       8.250            735.49         80
                                       8.000            735.49
1


    NORCROSS         GA   30092          1            07/27/01         00
    426350                               05           09/01/01          0
    426350                               N            08/01/31
    0


    5594869          286/286             F          104,000.00         ZZ
                                         360        103,783.85          1
                                       7.875            754.08         78
                                       7.625            754.08
    MEDFORD          NJ   08055          1            07/31/01         00
    428834                               03           09/01/01          0
    428834                               O            08/01/31
    0


    5594870          286/286             F           80,000.00         T
                                         360         79,845.89          1
                                       8.250            601.02         56
                                       8.000            601.02
    WASHINGTON       DC   20009          5            08/03/01         00
    428968                               01           09/01/01          0
    428968                               O            08/01/31
    0


    5594876          286/286             F          108,000.00         ZZ
                                         360        107,858.22          2
                                       8.125            801.90         80
                                       7.875            801.90
    INDIANAPOLIS     IN   46218          5            08/01/01         00
    434871                               05           10/01/01          0
    434871                               O            09/01/31
    0


    5594882          286/286             F           56,250.00         ZZ
                                         360         56,156.13          1
                                       8.500            432.52         90
                                       8.250            432.52
    RIVERDALE        IL   60627          1            08/09/01         12
    445746                               05           10/01/01         25
    445746                               N            09/01/31
    0


    5594884          286/286             F          103,450.00         ZZ
                                         360        103,307.69          4
                                       8.000            759.08         90
                                       7.750            759.08
    RIALTO           CA   92376          1            08/03/01         11
    451741                               05           10/01/01         25
    451741                               O            09/01/31
    0
1




    5594886          286/286             F           84,000.00         ZZ
                                         360         83,846.25          4
                                       8.500            645.89         65
                                       8.250            645.89
    WESTFIELD        MA   01085          5            07/31/01         00
    454166                               05           09/01/01          0
    454166                               N            08/01/31
    0


    5594894          286/286             F           49,500.00         ZZ
                                         360         49,411.68          1
                                       8.625            385.01         90
                                       8.375            385.01
    CHARLOTTE        NC   28216          1            07/31/01         10
    463091                               05           09/01/01         25
    463091                               N            08/01/31
    0


    5594896          286/286             F           76,850.00         T
                                         360         76,698.17          1
                                       8.125            570.61         35
                                       7.875            570.61
    HOBOKEN          NJ   07030          2            07/27/01         00
    463127                               01           09/01/01          0
    463127                               O            08/01/31
    0


    5594897          286/286             F          147,200.00         ZZ
                                         360        146,623.58          1
                                       8.375          1,118.83         90
                                       8.125          1,118.83
    NORTH OLMSTED    OH   44070          1            07/27/01         10
    463151                               01           09/01/01         25
    463151                               O            08/01/31
    0


    5594898          286/286             F           45,600.00         ZZ
                                         360         45,514.35          1
                                       8.375            346.60         80
                                       8.125            346.60
    MCLEAN           IL   61754          1            07/31/01         00
    463346                               05           09/01/01          0
    463346                               O            08/01/31
    0


    5594900          286/286             F           83,200.00         ZZ
                                         360         83,085.10          1
1


                                       7.875            603.26         80
                                       7.625            603.26
    PHILADELPHIA     PA   19146          1            08/08/01         00
    476300                               05           10/01/01          0
    476300                               N            09/01/31
    0


    5594901          286/286             F          148,000.00         ZZ
                                         360        147,785.08          1
                                       7.625          1,047.54         80
                                       7.375          1,047.54
    PEORIA           IL   61535          1            08/10/01         00
    478639                               05           10/01/01          0
    478639                               O            09/01/31
    0


    5594902          286/286             F           68,000.00         ZZ
                                         360         67,869.29          1
                                       8.125            504.90         80
                                       7.875            504.90
    GRAFTON          OH   44044          5            08/08/01         00
    479077                               05           10/01/01          0
    479077                               N            09/01/31
    0


    5594903          286/286             F           82,400.00         ZZ
                                         360         82,283.30          1
                                       7.750            590.33         80
                                       7.500            590.33
    PENSACOLA        FL   32514          5            07/31/01         00
    480392                               05           10/01/01          0
    480392                               O            09/01/31
    0


    5594908          286/286             F          126,400.00         ZZ
                                         360        126,216.44          1
                                       7.625            894.66         80
                                       7.375            894.66
    WARWICK          RI   02886          5            08/08/01         00
    497982                               05           10/01/01          0
    497982                               O            09/01/31
    0


    5594919          286/286             F           49,500.00         ZZ
                                         360         49,411.68          1
                                       8.625            385.01         90
                                       8.375            385.01
    CHARLOTTE        NC   28206          1            07/31/01         10
    507892                               05           09/01/01         25
1


    507892                               N            08/01/31
    0


    5594920          286/286             F           54,000.00         ZZ
                                         360         53,934.33          2
                                       8.500            415.22         90
                                       8.250            415.22
    WASHINGTON       DC   20002          1            08/07/01         12
    507938                               05           10/01/01         25
    507938                               N            09/01/31
    0


    5594930          286/286             F          192,000.00         ZZ
                                         360        191,754.28          1
                                       8.250          1,442.44         80
                                       8.000          1,442.44
    OXNARD           CA   93033          5            08/01/01         00
    511474                               05           10/01/01          0
    511474                               O            09/01/31
    0


    5594934          286/286             F           45,500.00         ZZ
                                         360         45,405.43          3
                                       7.875            329.91         42
                                       7.625            329.91
    MILWAUKEE        WI   53207          5            07/31/01         00
    513338                               05           09/01/01          0
    513338                               N            08/01/31
    0


    5594942          286/286             F          141,210.00         ZZ
                                         360        140,909.06          1
                                       7.750          1,011.65         90
                                       7.500          1,011.65
    LILBURN          GA   30047          1            08/03/01         10
    514219                               05           09/01/01         25
    514219                               O            08/01/31
    0


    5594944          286/286             F           46,800.00         ZZ
                                         360         46,744.54          1
                                       8.625            364.01         90
                                       8.375            364.01
    PAGEDALE         MO   63133          1            08/09/01         21
    514658                               05           10/01/01         25
    514658                               N            09/01/31
    0


1


    5594954          286/286             F           72,900.00         T
                                         360         72,799.33          1
                                       7.875            528.58         90
                                       7.625            528.58
    CRYSTAL LAKE     IL   60014          1            08/10/01         12
    516142                               01           10/01/01         25
    516142                               O            09/01/31
    0


    5594955          286/286             F           70,400.00         ZZ
                                         360         70,302.78          1
                                       7.875            510.45         80
                                       7.625            510.45
    CRYSTAL LAKE     IL   60014          1            08/10/01         00
    516155                               01           10/01/01          0
    516155                               N            09/01/31
    0


    5594960          286/286             F          140,852.00         ZZ
                                         360        138,649.00          1
                                       8.000          1,033.53         80
                                       7.750          1,033.53
    MESA             AZ   85205          1            08/10/01         00
    535157                               03           10/01/01          0
    535157                               O            09/01/31
    0


    5594961          286/286             F           51,000.00         ZZ
                                         360         50,885.74          1
                                       7.500            356.60         80
                                       7.250            356.60
    EVANS            NY   14047          1            08/02/01         00
    9520015                              03           09/01/01          0
    9520015                              N            08/01/31
    0


    5594964          286/286             F           84,150.00         ZZ
                                         360         84,042.29          2
                                       8.250            632.20         90
                                       8.000            632.20
    WATERBURY        CT   06708          1            08/10/01         11
    9649003                              05           10/01/01         25
    9649003                              N            09/01/31
    0


    5594972          286/286             F           50,000.00         ZZ
                                         360         49,881.41          1
                                       7.875            362.53         36
                                       7.625            362.53
1


    PORTLAND         OR   97219          5            07/27/01         00
    9860513                              01           09/01/01          0
    9860513                              O            08/01/31
    0


    5594974          286/286             F          136,000.00         ZZ
                                         360        135,687.63          1
                                       7.375            939.32         85
                                       7.125            939.32
    MAGALIA          CA   95954          5            07/24/01         11
    9863635                              05           09/01/01         12
    9863635                              O            08/01/31
    0


    5594979          286/286             F          191,200.00         ZZ
                                         360        190,935.98          1
                                       7.875          1,386.33         80
                                       7.625          1,386.33
    CHINO            CA   91710          1            08/07/01         00
    9868965                              05           10/01/01          0
    9868965                              O            09/01/31
    0


    5594985          286/286             F          106,650.00         ZZ
                                         360        106,428.35          1
                                       7.875            773.29         89
                                       7.625            773.29
    PORTLAND         OR   97218          1            07/27/01         10
    9875063                              05           09/01/01         25
    9875063                              O            08/01/31
    0


    5594988          286/286             F          176,800.00         ZZ
                                         360        176,432.59          1
                                       7.875          1,281.92         80
                                       7.625          1,281.92
    SAN PABLO        CA   94806          5            07/19/01         00
    9875672                              05           09/01/01          0
    9875672                              O            08/01/31
    0


    5594990          286/286             F           62,250.00         ZZ
                                         360         62,136.06          1
                                       8.500            478.65         75
                                       8.250            478.65
    COLUMBUS         OH   43228          1            07/31/01         00
    9875857                              05           09/01/01          0
    9875857                              N            08/01/31
    0
1




    5594991          286/286             F           68,250.00         ZZ
                                         360         68,167.02          1
                                       8.500            524.78         75
                                       8.250            524.78
    COLUMBUS         OH   43207          1            08/03/01         00
    9875866                              05           10/01/01          0
    9875866                              N            09/01/31
    0


    5594999          286/286             F           94,500.00         ZZ
                                         360         94,148.18          4
                                       8.625            735.01         70
                                       8.375            735.01
    NEW ORLEANS      LA   70127          5            08/07/01         00
    9878906                              05           10/01/01          0
    9878906                              N            09/01/31
    0


    5595003          286/286             F           80,500.00         ZZ
                                         360         80,352.64          3
                                       8.500            618.98         70
                                       8.250            618.98
    POTTSTOWN        PA   19464          5            08/01/01         00
    9879941                              05           09/01/01          0
    9879941                              N            08/01/31
    0


    5595010          286/286             F           84,000.00         T
                                         360         83,783.34          1
                                       7.875            609.06         57
                                       7.625            609.06
    SAYLORSBURG      PA   18353          1            08/10/01         00
    9883523                              05           10/01/01          0
    9883523                              O            09/01/31
    0


    5595016          286/286             F           80,000.00         ZZ
                                         360         79,860.91          1
                                       8.750            629.36         80
                                       8.500            629.36
    HAGERSTOWN       MD   21740          1            07/31/01         00
    9940224                              05           09/01/01          0
    9940224                              O            08/01/31
    0


    5595180          286/286             F           92,000.00         ZZ
                                         360         91,251.09          1
1


                                       8.250            691.17         71
                                       8.000            691.17
    PITTSBURGH       PA   15237          2            08/09/01         00
    454925                               05           10/01/01          0
    454925                               O            09/01/31
    0


    5595342          H47/G02             F          250,680.00         ZZ
                                         360        250,474.51          1
                                       7.000          1,667.79         72
                                       6.750          1,667.79
    LOVELAND         CO   80538          1            09/21/01         00
    0433279783                           05           11/01/01          0
    1621192127                           O            10/01/31
    0


    5596718          624/G02             F          308,000.00         ZZ
                                         360        307,765.64          1
                                       7.375          2,127.28         80
                                       7.125          2,127.28
    LAKE FOREST      CA   92630          1            09/21/01         00
    0433234770                           05           11/01/01          0
    36800511516F                         O            10/01/31
    0


    5596798          U05/G02             F          177,750.00         ZZ
                                         360        177,624.55          1
                                       7.750          1,273.42         75
                                       7.500          1,273.42
    OREGON CITY      OR   97045          5            09/26/01         00
    0433255924                           05           11/01/01          0
    3162974                              N            10/01/31
    0


    5597012          B60/G02             F          255,000.00         ZZ
                                         360        254,805.97          1
                                       7.375          1,761.22         32
                                       7.125          1,761.22
    SPARTA           NJ   07871          5            09/24/01         00
    0433281383                           09           11/01/01          0
    350608                               O            10/01/31
    0


    5597401          E86/G02             F          114,750.00         ZZ
                                         360        114,587.50          1
                                       7.750            822.08         90
                                       7.500            822.08
    SURPRISE         AZ   85379          1            08/30/01         04
    0433239084                           05           10/01/01         30
1


    0000138647                           O            09/01/31
    0


    5597878          H19/G02             F          123,750.00         ZZ
                                         360        123,669.04          4
                                       8.125            918.85         90
                                       7.875            918.85
    KETTERING        OH   45419          1            10/04/01         10
    0433324167                           05           11/01/01         25
    000224239                            N            10/01/31
    0


    5598050          940/G02             F          328,500.00         ZZ
                                         360        328,273.93          1
                                       7.875          2,381.85         90
                                       7.625          2,381.85
    LOS ANGELES      CA   90230          1            09/25/01         10
    0433253549                           05           11/01/01         25
    40010958                             O            10/01/31
    0


    5599137          624/G02             F          122,400.00         ZZ
                                         360        122,309.16          1
                                       7.500            855.84         80
                                       7.250            855.84
    HANFORD          CA   93230          1            09/21/01         00
    0433235926                           05           11/01/01          0
    36500315626                          O            10/01/31
    0


    5599718          964/G02             F           95,920.00         ZZ
                                         360         95,847.01          2
                                       7.375            662.50         80
                                       7.125            662.50
    DESERT HOT SPRI  CA   92240          1            09/21/01         00
    0433215720                           05           11/01/01          0
    420142784                            N            10/01/31
    0


    5600286          E22/G02             F           34,400.00         ZZ
                                         360         34,373.83          1
                                       7.375            237.59         77
                                       7.125            237.59
    MIDWEST CITY     OK   73110          2            09/18/01         00
    0412907180                           05           11/01/01          0
    0412907180                           N            10/01/31
    0


1


    5600310          E22/G02             F           48,000.00         ZZ
                                         360         47,970.92          1
                                       8.500            369.08         80
                                       8.250            369.08
    LAKE WORTH       FL   33461          1            09/18/01         00
    0412967069                           05           11/01/01          0
    0412967069                           N            10/01/31
    0


    5600456          E82/G02             F           89,500.00         ZZ
                                         360         89,441.46          1
                                       8.125            664.53         82
                                       7.875            664.53
    PICKENS          SC   29671          2            09/21/01         04
    0400478574                           27           11/01/01         12
    0400478574                           O            10/01/31
    0


    5600636          F89/G02             F           56,428.00         ZZ
                                         360         56,388.17          1
                                       7.750            404.26         80
                                       7.500            404.26
    SAN BERNARDINO   CA   92404          1            09/20/01         00
    0433295169                           05           11/01/01          0
    11113747                             O            10/01/31
    0


    5600666          144/144             F          236,000.00         ZZ
                                         360        235,820.43          1
                                       7.375          1,629.99         68
                                       7.125          1,629.99
    CARMEL           NY   10512          2            09/28/01         00
    160674127                            05           11/01/01          0
    160674127                            O            10/01/31
    0


    5601145          A21/G02             F          355,000.00         ZZ
                                         360        354,716.10          1
                                       7.125          2,391.71         80
                                       6.875          2,391.71
    ANDOVER TWP (NE  NJ   07860          5            09/07/01         00
    0433239035                           05           11/01/01          0
    0100120821                           O            10/01/31
    0


    5601612          B28/G02             F          167,000.00         ZZ
                                         360        166,852.66          1
                                       6.625          1,069.32         72
                                       6.375          1,069.32
1


    DENVER           CO   80219          5            09/26/01         00
    0433279619                           05           11/01/01          0
    01000741                             O            10/01/31
    0


    5602349          A06/G02             F          380,000.00         ZZ
                                         360        379,703.56          1
                                       7.250          2,592.27         53
                                       7.000          2,592.27
    BIRMINGHAMQ      MI   48009          5            09/24/01         00
    0433233673                           05           11/01/01          0
    1                                    O            10/01/31
    0


    5603006          967/G02             F          275,000.00         ZZ
                                         360        275,000.00          1
                                       7.375          1,899.36         95
                                       7.125          1,899.36
    BELLEVUE         ID   83313          1            10/09/01         04
    0433307550                           05           12/01/01         30
    6468375                              O            11/01/31
    0


    5603545          P04/G02             F          168,000.00         ZZ
                                         360        167,884.38          1
                                       7.875          1,218.12         80
                                       7.625          1,218.12
    ANOKA            MN   55303          5            09/21/01         00
    0433282191                           05           11/01/01          0
    990175                               O            10/01/31
    0


    5604570          A48/G02             F          370,000.00         ZZ
                                         360        370,000.00          1
                                       7.500          2,587.09         74
                                       7.250          2,587.09
    MORGAN HILL      CA   95037          5            10/01/01         00
    0433279791                           05           12/01/01          0
    8511015526                           O            11/01/31
    0


    5606316          550/550             F          522,750.00         ZZ
                                         360        522,304.31          1
                                       6.800          3,407.94         79
                                       6.550          3,407.94
    EAST GREENBUSH   NY   12061          1            09/13/01         00
    120541946                            05           11/01/01          0
    120541946                            O            10/01/31
    0
1




    5606370          N74/G02             F           70,400.00         ZZ
                                         360         70,342.30          1
                                       7.000            468.37         80
                                       6.750            468.37
    CONWAY           AR   72032          1            09/24/01         00
    0433248432                           05           11/01/01          0
    0029341010                           O            10/01/31
    0


    5606487          G52/G02             F          324,000.00         ZZ
                                         360        323,753.46          1
                                       7.375          2,237.79         80
                                       7.125          2,237.79
    MURRIETA         CA   92562          1            09/25/01         00
    0433322559                           05           11/01/01          0
    8905001894                           O            10/01/31
    0


    5607152          964/G02             F          209,500.00         ZZ
                                         360        209,323.99          1
                                       6.875          1,376.27         80
                                       6.625          1,376.27
    REDMOND          WA   98053          5            09/21/01         00
    0433262607                           05           11/01/01          0
    146166                               O            10/01/31
    0


    5607576          R65/G02             F          261,500.00         ZZ
                                         360        261,280.31          1
                                       6.875          1,717.87         34
                                       6.625          1,717.87
    WASHINGTON       DC   20008          5            09/28/01         00
    0433290590                           05           11/01/01          0
    9999999999                           O            10/01/31
    0


    5607596          E23/G02             F          320,500.00         ZZ
                                         360        320,500.00          1
                                       7.625          2,268.48         45
                                       7.375          2,268.48
    SAN JOSE         CA   95120          2            10/04/01         00
    0433306826                           05           12/01/01          0
    51007590                             N            11/01/31
    0


    5609686          N47/G02             F          342,400.00         ZZ
                                         360        342,145.89          1
1


                                       7.500          2,394.11         80
                                       7.250          2,394.11
    CARLSBAD         CA   92009          5            09/24/01         00
    0433244944                           01           11/01/01          0
    30111680                             O            10/01/31
    0


    5610740          F61/G02             F          297,200.00         ZZ
                                         360        296,990.24          1
                                       7.750          2,129.18         80
                                       7.500          2,129.18
    SEATTLE          WA   98103          1            09/24/01         00
    0433282464                           05           11/01/01          0
    011422S                              O            10/01/31
    0


    5611560          B60/G02             F          275,000.00         ZZ
                                         360        274,785.47          1
                                       7.250          1,875.99         58
                                       7.000          1,875.99
    COSTA MESA       CA   92626          1            09/15/01         00
    0433262920                           05           11/01/01          0
    348690                               O            10/01/31
    0


    5613026          U62/G02             F           99,000.00         ZZ
                                         360         98,922.78          1
                                       7.250            675.35         90
                                       7.000            675.35
    DELTON           MI   49046          5            09/24/01         04
    0433255734                           05           11/01/01         25
    2001295700                           O            10/01/31
    0


    5613219          B57/G02             F          117,000.00         ZZ
                                         360        117,000.00          4
                                       7.625            828.12         90
                                       7.375            828.12
    APPLE VALLEY     CA   92307          1            10/09/01         10
    0433319324                           05           12/01/01         25
    2117179                              N            11/01/31
    0


    5613351          U62/G02             F          215,000.00         ZZ
                                         360        214,840.44          3
                                       7.500          1,503.31         79
                                       7.250          1,503.31
    BROOKLYN         NY   11205          5            09/25/01         00
    0433269156                           05           11/01/01          0
1


    2001276056                           O            10/01/31
    0


    5614360          964/G02             F          140,400.00         ZZ
                                         360        140,295.80          1
                                       7.500            981.70         90
                                       7.250            981.70
    VANCOUVER        WA   98682          1            09/26/01         11
    0433231263                           05           11/01/01         25
    148622                               O            10/01/31
    0


    5614917          E22/G02             F          198,700.00         T
                                         360        198,559.76          1
                                       7.750          1,423.51         75
                                       7.500          1,423.51
    PORT ARANSAS     TX   78373          1            09/19/01         00
    0412988404                           22           11/01/01          0
    0412988404                           O            10/01/31
    0


    5614929          E22/G02             F          135,500.00         ZZ
                                         360        135,404.36          1
                                       7.750            970.74         95
                                       7.500            970.74
    KAYSVILLE        UT   84037          5            09/17/01         01
    0412994378                           05           11/01/01         30
    0412994378                           O            10/01/31
    0


    5614964          E22/G02             F           89,300.00         ZZ
                                         360         89,240.08          1
                                       8.000            655.25         95
                                       7.750            655.25
    GERING           NE   69341          5            09/17/01         01
    0413004185                           05           11/01/01         30
    0413004185                           O            10/01/31
    0


    5615005          E22/G02             F           54,000.00         ZZ
                                         360         53,965.57          1
                                       8.250            405.68         90
                                       8.000            405.68
    MEMPHIS          TN   38128          5            09/14/01         10
    0413019837                           05           11/01/01         25
    0413019837                           O            10/01/31
    0


1


    5615044          E22/G02             F           99,450.00         ZZ
                                         360         99,389.76          4
                                       8.500            764.68         85
                                       8.250            764.68
    HOUSTON          TX   77091          1            09/21/01         01
    0413033044                           05           11/01/01         20
    0413033044                           N            10/01/31
    0


    5615545          S64/G02             F           56,900.00         ZZ
                                         360         56,858.81          1
                                       7.625            402.74         68
                                       7.375            402.74
    NASHVILLE        IN   47448          2            09/25/01         00
    0433265832                           05           11/01/01          0
    P107050231                           O            10/01/31
    0


    5615700          U05/G02             F           85,500.00         ZZ
                                         360         85,438.12          1
                                       7.625            605.16         75
                                       7.375            605.16
    CONVINGTON       GA   30014          5            09/25/01         00
    0433234358                           05           11/01/01          0
    3169344                              N            10/01/31
    0


    5615971          U05/G02             F           85,500.00         ZZ
                                         360         85,438.12          1
                                       7.625            605.16         75
                                       7.375            605.16
    COVINGTON        GA   30014          5            09/25/01         00
    0433223260                           05           11/01/01          0
    3169367                              N            10/01/31
    0


    5616240          N74/G02             F          556,000.00         ZZ
                                         360        555,532.90          1
                                       6.875          3,652.52         68
                                       6.625          3,652.52
    MOUNT PLEASANT   SC   29464          5            09/24/01         00
    0433262318                           05           11/01/01          0
    0029343010                           O            10/01/31
    0


    5616413          Q73/G02             F          415,000.00         ZZ
                                         360        414,692.01          1
                                       7.500          2,901.74         80
                                       7.250          2,901.74
1


    ROSWELL          GA   30075          5            09/10/01         00
    0433248572                           05           11/01/01          0
    1                                    O            10/01/31
    0


    5616417          U05/G02             F          242,950.00         ZZ
                                         360        242,760.47          1
                                       7.250          1,657.35         70
                                       7.000          1,657.35
    DALLAS           TX   75225          5            09/27/01         00
    0433255783                           05           11/01/01          0
    3162933                              O            10/01/31
    0


    5616523          758/G02             F          275,000.00         ZZ
                                         360        274,785.48          1
                                       7.250          1,875.98         71
                                       7.000          1,875.98
    HOUSTON          TX   77007          1            09/24/01         00
    0433255072                           05           11/01/01          0
    160216                               O            10/01/31
    0


    5616959          Q59/G02             F          224,000.00         ZZ
                                         360        223,845.84          4
                                       7.875          1,624.16         70
                                       7.625          1,624.16
    LOS ANGELES      CA   90047          5            09/25/01         00
    0433284718                           05           11/01/01          0
    304070                               N            10/01/31
    0


    5619406          964/G02             F          130,000.00         ZZ
                                         360        129,893.44          1
                                       7.000            864.89         77
                                       6.750            864.89
    TUCSON           AZ   85718          5            09/16/01         00
    0433235652                           03           11/01/01          0
    139003                               O            10/01/31
    0


    5620264          758/G02             F          275,000.00         ZZ
                                         360        274,790.74          1
                                       7.375          1,899.36         71
                                       7.125          1,899.36
    SUPERIOR         CO   80027          5            09/20/01         00
    0433298403                           03           11/01/01          0
    620081                               O            10/01/31
    0
1




    5620468          Q57/G02             F           81,000.00         ZZ
                                         360         80,944.25          1
                                       7.875            587.31         90
                                       7.625            587.31
    VALLEJO          CA   94589          1            09/27/01         11
    0433282134                           01           11/01/01         30
    43300002                             O            10/01/31
    0


    5621647          642/G02             F          191,000.00         ZZ
                                         360        190,839.54          1
                                       6.875          1,254.73         68
                                       6.625          1,254.73
    WINDSOR          CO   80550          2            09/24/01         00
    0433267523                           05           11/01/01          0
    09133901                             O            10/01/31
    0


    5621877          964/G02             F          176,000.00         ZZ
                                         360        175,852.13          1
                                       6.875          1,156.20         80
                                       6.625          1,156.20
    PRESCOTT         AZ   86303          5            09/24/01         00
    0433220712                           05           11/01/01          0
    147396                               O            10/01/31
    0


    5621981          E76/G02             F          288,000.00         ZZ
                                         360        287,806.76          1
                                       8.000          2,113.24         90
                                       7.750          2,113.24
    COLORADO SPRING  CO   80920          2            09/13/01         10
    0433233830                           05           11/01/01         25
    10008359                             O            10/01/31
    0


    5623869          967/G02             F          248,000.00         ZZ
                                         360        247,811.30          1
                                       7.375          1,712.87         80
                                       7.125          1,712.87
    KETCHUM          ID   83340          5            09/25/01         00
    0433295474                           05           11/01/01          0
    1                                    O            10/01/31
    0


    5624210          U05/G02             F          133,000.00         ZZ
                                         360        132,903.73          1
1


                                       7.625            941.37         95
                                       7.375            941.37
    MIAMI            FL   33125          1            09/28/01         01
    0433266798                           05           11/01/01         30
    3169655                              O            10/01/31
    0


    5624790          U42/G02             F          189,550.00         ZZ
                                         360        189,390.75          1
                                       6.875          1,245.21         79
                                       6.625          1,245.21
    PLANO            TX   75023          2            09/20/01         00
    0433282936                           05           11/01/01          0
    12102254                             O            10/01/31
    0


    5625231          624/G02             F           87,000.00         ZZ
                                         360         86,932.14          1
                                       7.250            593.49         49
                                       7.000            593.49
    CITRUS HEIGHTS   CA   95610          5            09/24/01         00
    0433253630                           05           11/01/01          0
    85603410583F                         O            10/01/31
    0


    5625279          E47/G02             F          123,750.00         ZZ
                                         360        123,655.84          1
                                       7.375            854.71         79
                                       7.125            854.71
    DENVER           CO   80212          1            09/28/01         00
    0433262557                           01           11/01/01          0
    7332019387                           O            10/01/31
    0


    5625540          U62/G02             F          394,500.00         ZZ
                                         360        394,168.58          1
                                       6.875          2,591.58         88
                                       6.625          2,591.58
    SANTA CRUZ       CA   95060          5            09/25/01         04
    0433290640                           05           11/01/01         25
    2001300629                           O            10/01/31
    0


    5626090          E22/G02             F           85,500.00         ZZ
                                         360         85,436.55          1
                                       7.500            597.83         95
                                       7.250            597.83
    OSCEOLA          IN   46561          5            09/19/01         04
    0412947434                           05           11/01/01         30
1


    0412947434                           O            10/01/31
    0


    5626100          E22/G02             F           80,000.00         ZZ
                                         360         79,926.87          1
                                       7.500            559.37         78
                                       7.250            559.37
    KANSAS CITY      MO   64136          2            09/19/01         00
    0412966251                           05           11/01/01          0
    0412966251                           O            10/01/31
    0


    5626222          E22/G02             F           90,000.00         ZZ
                                         360         89,924.39          1
                                       6.875            591.24         93
                                       6.625            591.24
    CLEMMONS         NC   27012          1            09/24/01         10
    0413059890                           05           11/01/01         25
    0413059890                           O            10/01/31
    0


    5626322          E82/G02             F          244,000.00         ZZ
                                         360        243,832.08          1
                                       7.875          1,769.17         79
                                       7.625          1,769.17
    HAYWARD          CA   94545          2            09/18/01         00
    0400461125                           05           11/01/01          0
    0400461125                           O            10/01/31
    0


    5626694          N74/G02             F          185,250.00         ZZ
                                         360        185,094.37          1
                                       6.875          1,216.96         95
                                       6.625          1,216.96
    WARRENTON        VA   20187          2            09/26/01         10
    0433295698                           05           11/01/01         30
    0029344010                           O            10/01/31
    0


    5627185          623/G02             F          399,900.00         ZZ
                                         360        399,289.55          1
                                       7.375          2,762.01         69
                                       7.124          2,762.01
    LAGUNA BEACH     CA   92651          2            08/31/01         00
    0433222155                           05           10/01/01          0
    1934598                              O            09/01/31
    0


1


    5627193          623/G02             F           82,000.00         ZZ
                                         360         81,778.93          1
                                       7.875            594.56         52
                                       7.624            594.56
    DENVER           CO   80216          5            07/26/01         00
    0433221991                           05           09/01/01          0
    1985537                              O            08/01/31
    0


    5627202          623/G02             F          184,000.00         ZZ
                                         360        183,732.81          1
                                       7.625          1,302.34         80
                                       7.374          1,302.34
    BIRMINGHAM       AL   35216          2            08/14/01         00
    0433221777                           05           10/01/01          0
    5302374                              O            09/01/31
    0


    5627207          623/G02             F          306,000.00         ZZ
                                         360        304,850.22          1
                                       7.500          2,139.60         80
                                       7.249          2,139.60
    ALPHARETTA       GA   30022          1            05/25/01         00
    0433222148                           03           07/01/01          0
    5356367                              O            06/01/31
    0


    5627209          623/G02             F          100,000.00         ZZ
                                         360         99,792.18          1
                                       7.875            725.07         80
                                       7.624            725.07
    URBANA           OH   43078          2            07/16/01         00
    0433222049                           05           09/01/01          0
    5362918                              O            08/01/31
    0


    5627211          623/G02             F          100,000.00         ZZ
                                         360         99,878.41          1
                                       8.500            768.91         28
                                       8.249            768.91
    MARSHALL         VA   20115          5            08/29/01         00
    0433222270                           05           10/01/01          0
    5363372                              O            09/01/31
    0


    5627217          623/G02             F           96,000.00         ZZ
                                         360         95,880.24          1
                                       8.375            729.67         80
                                       8.124            729.67
1


    KISSIMMEE        FL   34741          5            08/15/01         00
    0433221587                           03           10/01/01          0
    5369073                              O            09/01/31
    0


    5627218          623/G02             F           86,250.00         T
                                         360         86,071.04          1
                                       8.250            647.97         75
                                       7.999            647.97
    BARTLETT         NH   03812          5            08/09/01         00
    0433222213                           01           10/01/01          0
    5369080                              O            09/01/31
    0


    5627219          623/G02             F           76,000.00         ZZ
                                         360         75,895.06          1
                                       7.875            551.05         80
                                       7.624            551.05
    ROCKY HILL       CT   06067          1            08/29/01         00
    0433221371                           01           10/01/01          0
    5369250                              O            09/01/31
    0


    5627220          623/G02             F           68,000.00         ZZ
                                         360         67,898.74          2
                                       7.500            475.47         80
                                       7.249            475.47
    ROANOKE          VA   24012          1            08/30/01         00
    0433221322                           05           10/01/01          0
    5369437                              O            09/01/31
    0


    5627223          623/G02             F          131,920.00         ZZ
                                         360        131,723.59          1
                                       7.500            922.40         80
                                       7.249            922.40
    NARAGANSETT      RI   02882          1            08/15/01         00
    0433221579                           05           10/01/01          0
    5369709                              O            09/01/31
    0


    5627225          623/G02             F          162,750.00         ZZ
                                         360        162,552.10          2
                                       8.500          1,251.41         75
                                       8.249          1,251.41
    LOWELL           MA   01850          1            08/27/01         00
    0433221298                           05           10/01/01          0
    5369809                              O            09/01/31
    0
1




    5627226          623/G02             F           90,000.00         ZZ
                                         360         89,869.32          1
                                       7.625            637.01         67
                                       7.374            637.01
    PELHAM           AL   35124          5            08/17/01         00
    0433221405                           05           10/01/01          0
    5370002                              O            09/01/31
    0


    5627238          623/G02             F          132,000.00         ZZ
                                         240        131,514.37          1
                                       7.375          1,053.32         66
                                       7.124          1,053.32
    METHUEN          MA   01844          2            08/24/01         00
    0433221116                           05           10/01/01          0
    5371967                              O            09/01/21
    0


    5627242          623/G02             F          184,000.00         ZZ
                                         360        183,745.91          1
                                       7.875          1,334.13         80
                                       7.624          1,334.13
    EASTON           PA   18040          1            08/27/01         00
    0433221538                           05           10/01/01          0
    5373955                              O            09/01/31
    0


    5627503          253/253             F          173,888.00         ZZ
                                         360        173,752.35          1
                                       7.250          1,186.22         80
                                       7.000          1,186.22
    AVON             IN   46123          1            09/28/01         00
    979682                               09           11/01/01          0
    979682                               O            10/01/31
    0


    5627822          737/G02             F          300,000.00         ZZ
                                         360        299,808.70          4
                                       8.250          2,253.80         94
                                       8.000          2,253.80
    NEW ORLEANS      LA   70115          1            09/27/01         01
    0433283397                           05           11/01/01         30
    2036454                              O            10/01/31
    0


    5630564          F96/G02             F          115,200.00         ZZ
                                         360        115,128.40          4
1


                                       8.375            875.60         90
                                       8.125            875.60
    TOWN OF PHILLIP  NJ   08856          1            09/28/01         12
    0433284171                           05           11/01/01         25
    0106152                              N            10/01/31
    0


    5632016          W53/G02             F          525,000.00         ZZ
                                         360        524,610.37          1
                                       7.500          3,670.88         75
                                       7.250          3,670.88
    SARASOTA         FL   34240          1            09/25/01         00
    0433310026                           05           11/01/01          0
    1301000047                           O            10/01/31
    0


    5632186          E86/G02             F          428,000.00         ZZ
                                         360        427,690.22          2
                                       7.625          3,029.36         80
                                       7.375          3,029.36
    CHICAGO          IL   60657          1            09/28/01         00
    0433283736                           05           11/01/01          0
    316691                               O            10/01/31
    0


    5633737          B68/G02             F          286,450.00         ZZ
                                         360        286,012.72          1
                                       7.375          1,978.44         85
                                       7.125          1,978.44
    DOWNEY           CA   91770          5            08/17/01         04
    0433211893                           05           10/01/01         12
    1031036700                           O            09/01/31
    0


    5634299          E86/G02             F          149,150.00         ZZ
                                         360        148,963.94          4
                                       8.375          1,133.65         95
                                       8.125          1,133.65
    AURORA           IL   60506          1            09/05/01         04
    0433260106                           05           10/01/01         30
    000138601                            O            09/01/31
    0


    5635367          K31/G02             F          258,400.00         ZZ
                                         360        258,235.23          1
                                       8.250          1,941.27         80
                                       8.000          1,941.27
    FAIRBURN         GA   30213          1            09/14/01         00
    0433231446                           05           11/01/01          0
1


    1122410568                           O            10/01/31
    0


    5636017          964/G02             F          163,500.00         ZZ
                                         360        163,362.64          2
                                       6.875          1,074.08         55
                                       6.625          1,074.08
    PORTLAND         OR   97214          5            10/01/01         00
    0433271434                           05           11/01/01          0
    147466                               O            10/01/31
    0


    5637712          U05/G02             F          226,900.00         ZZ
                                         360        226,900.00          1
                                       7.750          1,625.54         67
                                       7.500          1,625.54
    SPRING           TX   77380          5            10/03/01         00
    0433288461                           03           12/01/01          0
    3166623                              O            11/01/31
    0


    5638969          X05/G02             F          130,800.00         ZZ
                                         360        130,697.96          1
                                       7.250            892.29         80
                                       7.000            892.29
    SAN DIEGO        CA   92110          1            09/24/01         00
    0433261252                           01           11/01/01          0
    01109025                             O            10/01/31
    0


    5639731          E22/G02             F          165,200.00         ZZ
                                         360        165,064.59          2
                                       7.000          1,099.08         80
                                       6.750          1,099.08
    SACRAMENTO       CA   95821          1            09/19/01         00
    0413021007                           05           11/01/01          0
    0413021007                           O            10/01/31
    0


    5639766          E22/G02             F          248,000.00         ZZ
                                         360        247,806.53          1
                                       7.250          1,691.80         64
                                       7.000          1,691.80
    NORTH PLAINS     OR   97133          2            09/13/01         00
    0413046681                           05           11/01/01          0
    0413046681                           O            10/01/31
    0


1


    5640932          F62/G02             F           91,100.00         ZZ
                                         240         90,940.47          1
                                       7.750            747.88         68
                                       7.500            747.88
    MIAMI            FL   33138          5            09/29/01         00
    0433251675                           06           11/01/01          0
    21904                                O            10/01/21
    0


    5643937          253/253             F          126,000.00         ZZ
                                         360        125,919.65          4
                                       8.250            946.60         87
                                       8.000            946.60
    KETTERING        OH   45419          1            09/27/01         10
    979752                               05           11/01/01         25
    979752                               N            10/01/31
    0


    5644067          624/G02             F          120,000.00         ZZ
                                         360        119,921.50          1
                                       8.125            891.00         64
                                       7.875            891.00
    HURRICANE        UT   84737          1            09/14/01         00
    0433223534                           05           11/01/01          0
    64500610383F                         O            10/01/31
    0


    5644132          E84/G02             F          548,000.00         ZZ
                                         360        547,142.42          1
                                       7.250          3,738.33         80
                                       7.000          3,738.33
    SAN RAMON        CA   94583          1            08/01/01         00
    0433186251                           05           10/01/01          0
    73210255                             O            09/01/31
    0


    5644133          964/G02             F           59,500.00         ZZ
                                         360         59,460.08          1
                                       8.000            436.59         85
                                       7.750            436.59
    VISALIA          CA   93291          2            09/17/01         01
    0433230083                           05           11/01/01         12
    139324                               O            10/01/31
    0


    5644172          T44/G02             F          254,625.00         ZZ
                                         360        254,426.37          1
                                       7.250          1,736.99         67
                                       7.000          1,736.99
1


    SEASIDE          CA   93955          1            09/28/01         00
    0433296068                           05           11/01/01          0
    1022035                              N            10/01/31
    0


    5645277          313/G02             F          264,850.00         ZZ
                                         360        264,663.07          1
                                       7.750          1,897.42         90
                                       7.500          1,897.42
    CHANDLER         AZ   85225          1            09/21/01         10
    0433295706                           03           11/01/01         25
    0007101917                           O            10/01/31
    0


    5646532          U05/G02             F          316,000.00         ZZ
                                         360        315,782.53          1
                                       7.875          2,291.22         80
                                       7.625          2,291.22
    GLEN MILLS       PA   19342          1            09/27/01         00
    0433333432                           05           11/01/01          0
    3169480                              O            10/01/31
    0


    5646548          E84/G02             F          500,000.00         ZZ
                                         360        499,291.94          1
                                       7.750          3,582.06         58
                                       7.500          3,582.06
    BODEGA BAY       CA   94923          1            08/16/01         00
    0433213675                           03           10/01/01          0
    75512312                             N            09/01/31
    0


    5647348          N74/G02             F          103,000.00         ZZ
                                         360        103,000.00          1
                                       7.000            685.26         94
                                       6.750            685.26
    LEXINGTON        OK   73051          5            09/27/01         10
    0433256989                           05           12/01/01         30
    5133904                              O            11/01/31
    0


    5648091          W17/G02             F          154,800.00         ZZ
                                         360        154,701.29          1
                                       8.250          1,162.96         90
                                       8.000          1,162.96
    WESTON           FL   33327          1            09/27/01         01
    0433290061                           03           11/01/01         25
    990659                               O            10/01/31
    0
1




    5648404          286/286             F          189,000.00         ZZ
                                         360        188,625.23          1
                                       7.625          1,337.73         70
                                       7.375          1,337.73
    PLACERVILLE      CA   95667          5            08/20/01         00
    9879665                              05           10/01/01          0
    9879665                              O            09/01/31
    0


    5648406          286/286             F          284,500.00         ZZ
                                         360        284,054.78          1
                                       7.250          1,940.79         60
                                       7.000          1,940.79
    MISSION VIEJO    CA   92692          5            08/20/01         00
    9871010                              03           10/01/01          0
    9871010                              O            09/01/31
    0


    5648407          286/286             F          425,000.00         ZZ
                                         360        424,334.92          1
                                       7.250          2,899.25         70
                                       7.000          2,899.25
    SANTA ROSA       CA   95404          5            08/22/01         00
    9882131                              05           10/01/01          0
    9882131                              O            09/01/31
    0


    5648410          286/286             F          285,000.00         ZZ
                                         360        284,531.42          1
                                       7.000          1,896.11         65
                                       6.750          1,896.11
    SAN FRANCISCO    CA   94112          5            08/17/01         00
    9882050                              05           10/01/01          0
    9882050                              O            09/01/31
    0


    5648415          286/286             F          306,000.00         ZZ
                                         360        305,496.88          1
                                       7.000          2,035.83         75
                                       6.750          2,035.83
    FREMONT          CA   94538          5            08/22/01         00
    9880584                              05           10/01/01          0
    9880584                              O            09/01/31
    0


    5648617          461/G02             F          294,000.00         ZZ
                                         360        293,764.89          1
1


                                       7.125          1,980.74         79
                                       6.875          1,980.74
    FULLERTON        CA   92833          5            09/05/01         00
    0433230869                           05           11/01/01          0
    9030779458                           O            10/01/31
    0


    5648790          F96/G02             F          326,800.00         ZZ
                                         360        326,557.47          2
                                       7.500          2,285.03         95
                                       7.250          2,285.03
    CITY OF BAYONNE  NJ   07002          1            09/05/01         12
    0433279379                           05           11/01/01         30
    0105518                              O            10/01/31
    0


    5648857          E23/G02             F          306,000.00         ZZ
                                         360        306,000.00          1
                                       7.625          2,165.85         75
                                       7.375          2,165.85
    SANTA ROSA       CA   95407          5            10/01/01         00
    0433313152                           05           12/01/01          0
    62000034                             O            11/01/31
    0


    5650275          253/253             F          570,000.00         ZZ
                                         360        569,576.97          1
                                       7.500          3,985.53         75
                                       7.250          3,985.53
    BOULDER          CO   80302          5            09/28/01         00
    980852                               05           11/01/01          0
    980852                               O            10/01/31
    0


    5651280          N47/G02             F          328,500.00         ZZ
                                         360        328,256.21          1
                                       7.500          2,296.92         85
                                       7.250          2,296.92
    SALINAS          CA   93905          1            09/24/01         10
    0433247525                           05           11/01/01         12
    20111840                             O            10/01/31
    0


    5652489          E22/G02             F           40,800.00         ZZ
                                         360         40,771.92          1
                                       7.875            295.83         80
                                       7.625            295.83
    SAN ANTONIO      TX   78213          2            09/25/01         00
    0412978454                           05           11/01/01          0
1


    0412978454                           N            10/01/31
    0


    5652496          E22/G02             F           71,250.00         ZZ
                                         360         71,206.84          1
                                       8.500            547.85         95
                                       8.250            547.85
    MARION           SC   29571          5            09/21/01         01
    0412989097                           05           11/01/01         30
    0412989097                           O            10/01/31
    0


    5652515          E22/G02             F          184,000.00         ZZ
                                         360        183,859.99          1
                                       7.375          1,270.84         80
                                       7.125          1,270.84
    AURORA           CO   80012          5            09/21/01         00
    0413006743                           05           11/01/01          0
    0413006743                           O            10/01/31
    0


    5652528          E22/G02             F          193,600.00         ZZ
                                         360        193,463.36          1
                                       7.750          1,386.97         80
                                       7.500          1,386.97
    GODLEY           TX   76044          5            09/21/01         00
    0413022799                           05           11/01/01          0
    0413022799                           O            10/01/31
    0


    5652540          E22/G02             F           65,000.00         ZZ
                                         360         64,954.12          1
                                       7.750            465.67         87
                                       7.500            465.67
    PORT CHARLOTTE   FL   33952          5            09/21/01         04
    0413032897                           05           11/01/01         12
    0413032897                           O            10/01/31
    0


    5652544          E22/G02             F           86,700.00         ZZ
                                         360         86,638.81          1
                                       7.750            621.13         85
                                       7.500            621.13
    JACKSON          MI   49201          5            09/21/01         04
    0413035031                           05           11/01/01         12
    0413035031                           O            10/01/31
    0


1


    5652595          E22/G02             F          118,400.00         ZZ
                                         360        118,314.30          1
                                       7.625            838.03         80
                                       7.375            838.03
    LITTLE ELM       TX   75068          1            09/25/01         00
    0413070871                           03           11/01/01          0
    0413070871                           O            10/01/31
    0


    5652746          168/168             F          275,000.00         ZZ
                                         360        274,800.97          1
                                       7.625          1,946.43         79
                                       7.375          1,946.43
    SETAUKET         NY   11733          1            09/14/01         00
    0059540575                           05           11/01/01          0
    0059540575                           O            10/01/31
    0


    5652923          E84/G02             F          212,000.00         ZZ
                                         360        211,570.41          1
                                       8.000          1,555.58         80
                                       7.750          1,555.58
    ARLINGTON HEIGH  IL   60004          2            07/27/01         10
    0433229952                           05           09/01/01         12
    11104073                             O            08/01/31
    0


    5653060          E84/G02             F          423,250.00         ZZ
                                         360        422,603.90          1
                                       7.375          2,923.28         80
                                       7.125          2,923.28
    DAVIE            FL   33324          1            08/24/01         00
    0433190386                           03           10/01/01          0
    69610042                             O            09/01/31
    0


    5653234          E84/G02             F           48,150.00         ZZ
                                         360         48,085.17          1
                                       8.000            353.31         90
                                       7.750            353.31
    LAUDERHILL       FL   33319          1            08/27/01         12
    0433191301                           01           10/01/01         25
    69610031                             O            09/01/31
    0


    5653476          M66/G02             F           49,000.00         ZZ
                                         360         48,967.12          1
                                       8.000            359.55         74
                                       7.750            359.55
1


    PHILADELPHIA     PA   19144          2            09/27/01         00
    0433291341                           07           11/01/01          0
    92401226                             N            10/01/31
    0


    5653486          E84/G02             F          620,000.00         ZZ
                                         360        619,121.99          1
                                       7.750          4,441.76         80
                                       7.500          4,441.76
    RIVER FOREST     IL   60045          1            08/24/01         00
    0433195237                           05           10/01/01          0
    11009060                             O            09/01/31
    0


    5653591          E84/G02             F           51,200.00         T
                                         360         51,129.29          1
                                       7.875            371.24         26
                                       7.625            371.24
    BEND             OR   97702          1            08/02/01         00
    0433192531                           07           10/01/01          0
    61701233                             O            09/01/31
    0


    5653770          E84/G02             F          359,000.00         ZZ
                                         360        358,395.07          1
                                       6.875          2,358.37         70
                                       6.625          2,358.37
    LARKSPUR         CO   80118          2            08/08/01         00
    0433192622                           05           10/01/01          0
    32800807                             O            09/01/31
    0


    5653858          E84/G02             F          196,000.00         T
                                         360        195,729.33          1
                                       7.875          1,421.14         80
                                       7.625          1,421.14
    ELIZABETH        CO   80107          1            08/29/01         00
    0433198231                           03           10/01/01          0
    81080526                             O            09/01/31
    0


    5654049          E84/G02             F          333,000.00         ZZ
                                         360        332,528.43          1
                                       7.750          2,385.65         64
                                       7.500          2,385.65
    SAN RAFAEL       CA   94903          2            07/27/01         00
    0433197852                           05           10/01/01          0
    50710116                             O            09/01/31
    0
1




    5654401          E84/G02             F          167,000.00         ZZ
                                         360        166,802.09          1
                                       8.625          1,298.91         70
                                       8.375          1,298.91
    RENTON           WA   98055          5            08/03/01         00
    0433198942                           05           10/01/01          0
    61002294                             O            09/01/31
    0


    5654696          U05/G02             F           92,100.00         ZZ
                                         360         92,031.65          2
                                       7.500            643.98         78
                                       7.250            643.98
    WEST PALM BEACH  FL   33402          1            09/28/01         00
    0433249182                           05           11/01/01          0
    3168108                              N            10/01/31
    0


    5655103          W09/G02             F           68,400.00         ZZ
                                         360         68,312.46          2
                                       8.250            513.87         90
                                       8.000            513.87
    LANCASTER        OH   43130          1            09/25/01         01
    0433267333                           05           10/25/01         25
    20017199                             N            09/25/31
    0


    5655174          N74/G02             F           51,600.00         ZZ
                                         360         51,600.00          1
                                       7.375            356.39         80
                                       7.125            356.39
    MCGHEE           AR   71654          5            09/28/01         00
    0433265360                           05           12/01/01          0
    0029375010                           O            11/01/31
    0


    5655514          G34/G02             F          379,850.00         ZZ
                                         360        379,530.88          1
                                       6.875          2,495.34         71
                                       6.625          2,495.34
    MCKINNEY         TX   75070          1            09/28/01         00
    0433310042                           05           11/01/01          0
    850210452                            O            10/01/31
    0


    5656425          975/G02             F          270,000.00         ZZ
                                         360        269,794.55          1
1


                                       7.375          1,864.82         60
                                       7.125          1,864.82
    NEWPORT BEACH    CA   92663          1            09/27/01         00
    0433253614                           05           11/01/01          0
    2014255                              N            10/01/31
    0


    5656532          E84/G02             F           86,400.00         ZZ
                                         360         86,286.58          1
                                       8.125            641.52         90
                                       7.875            641.52
    MILWAUKEE        WI   53216          5            08/06/01         10
    0433195633                           05           10/01/01         25
    91000216                             O            09/01/31
    0


    5656802          N47/G02             F          308,000.00         ZZ
                                         360        308,000.00          1
                                       7.625          2,180.00         78
                                       7.375          2,180.00
    SALINAS          CA   93905          5            10/01/01         00
    0433255882                           05           12/01/01          0
    20111818                             O            11/01/31
    0


    5657433          B60/G02             F          340,000.00         ZZ
                                         360        339,741.28          1
                                       7.375          2,348.30         80
                                       7.125          2,348.30
    SAN DIEGO        CA   92131          5            09/21/01         00
    0433267242                           05           11/01/01          0
    355934                               O            10/01/31
    0


    5657735          N47/G02             F          148,000.00         ZZ
                                         360        147,869.42          1
                                       6.625            947.66         48
                                       6.375            947.66
    SALINAS          CA   93906          5            09/20/01         00
    0433252582                           05           11/01/01          0
    20111804                             O            10/01/31
    0


    5658453          N47/G02             F          444,000.00         ZZ
                                         360        444,000.00          1
                                       7.625          3,142.60         80
                                       7.375          3,142.60
    PLEASANTON       CA   94588          5            10/01/01         00
    0433271640                           03           12/01/01          0
1


    20510820                             O            11/01/31
    0


    5658983          964/G02             F          576,000.00         ZZ
                                         360        575,550.66          1
                                       7.250          3,929.34         80
                                       7.000          3,929.34
    ROCKLIN          CA   95677          5            09/24/01         00
    0433245016                           05           11/01/01          0
    147248                               O            10/01/31
    0


    5660562          U05/G02             F          159,750.00         ZZ
                                         360        159,750.00          4
                                       8.250          1,200.15         90
                                       8.000          1,200.15
    HEMET            CA   92544          1            10/05/01         11
    0433308277                           05           12/01/01         25
    3169496                              N            11/01/31
    0


    5660713          E82/G02             F          189,700.00         ZZ
                                         360        189,559.22          4
                                       7.500          1,326.41         73
                                       7.250          1,326.41
    BROOKLYN CENTER  MN   55430          2            09/20/01         00
    0400483988                           05           11/01/01          0
    0400483988                           O            10/01/31
    0


    5660727          E82/G02             F           39,100.00         ZZ
                                         360         39,073.09          1
                                       7.875            283.50         40
                                       7.625            283.50
    PARIS            MI   49338          5            09/20/01         00
    0400486130                           27           11/01/01          0
    0400486130                           O            10/01/31
    0


    5662280          624/G02             F          265,000.00         ZZ
                                         360        265,000.00          1
                                       6.875          1,740.86         48
                                       6.625          1,740.86
    SAN LUIS OBISPO  CA   93401          5            10/05/01         00
    0433307360                           03           12/01/01          0
    72014611923F                         O            11/01/31
    0


1


    5664131          253/253             F          375,000.00         ZZ
                                         360        375,000.00          1
                                       7.875          2,719.01         73
                                       7.625          2,719.01
    BRECKENRIDGE     CO   80424          1            10/01/01         00
    979218                               01           12/01/01          0
    979218                               N            11/01/31
    0


    5665016          E22/G02             F           65,000.00         T
                                         360         64,954.12          1
                                       7.750            465.67         73
                                       7.500            465.67
    KALISPELL        MT   59901          2            09/21/01         00
    0412885287                           03           11/01/01          0
    0412885287                           O            10/01/31
    0


    5665050          E22/G02             F          345,000.00         ZZ
                                         360        344,737.48          1
                                       7.375          2,382.83         64
                                       7.125          2,382.83
    BRENTWOOD        CA   94513          1            09/24/01         00
    0413016403                           03           11/01/01          0
    0413016403                           N            10/01/31
    0


    5665056          E22/G02             F           78,750.00         ZZ
                                         360         78,691.56          1
                                       7.500            550.63         75
                                       7.250            550.63
    THE COLONY       TX   75056          5            09/27/01         00
    0413023540                           05           11/01/01          0
    0413023540                           N            10/01/31
    0


    5665059          E22/G02             F           82,000.00         ZZ
                                         360         81,943.57          1
                                       7.875            594.56         56
                                       7.625            594.56
    MORENO VALLEY    CA   92551          5            09/19/01         00
    0413026881                           05           11/01/01          0
    0413026881                           O            10/01/31
    0


    5665064          E22/G02             F          134,100.00         ZZ
                                         360        134,002.94          1
                                       7.625            949.15         75
                                       7.375            949.15
1


    SPRING           TX   77379          4            09/24/01         00
    0413030966                           03           11/01/01          0
    0413030966                           O            10/01/31
    0


    5665073          E22/G02             F          154,300.00         ZZ
                                         360        154,193.81          1
                                       7.875          1,118.78         70
                                       7.625          1,118.78
    CANTON           GA   30114          2            09/27/01         00
    0413038415                           05           11/01/01          0
    0413038415                           N            10/01/31
    0


    5665074          E22/G02             F          108,500.00         ZZ
                                         360        108,417.44          1
                                       7.375            749.38         80
                                       7.125            749.38
    PORTLAND         OR   97211          2            09/19/01         00
    0413041377                           05           11/01/01          0
    0413041377                           O            10/01/31
    0


    5665090          E22/G02             F           62,910.00         ZZ
                                         360         62,866.71          1
                                       7.875            456.14         90
                                       7.625            456.14
    GREENACRES       FL   33463          1            09/27/01         04
    0413055526                           07           11/01/01         25
    0413055526                           O            10/01/31
    0


    5665111          E22/G02             F          181,560.00         ZZ
                                         360        181,421.85          1
                                       7.375          1,253.99         80
                                       7.125          1,253.99
    AUBURN           WA   98092          1            09/24/01         00
    0413078460                           05           11/01/01          0
    0413078460                           O            10/01/31
    0


    5665423          076/076             F          141,200.00         ZZ
                                         360        139,222.29          1
                                       8.375          1,073.23         80
                                       8.125          1,073.23
    BUSHLAND         TX   79012          1            02/04/00         00
    4509363                              05           03/01/00          0
    4509363                              O            02/01/30
    0
1




    5665424          076/076             F          238,500.00         ZZ
                                         360        238,126.81          4
                                       8.375          1,812.77         90
                                       8.125          1,812.77
    BRONX            NY   10462          1            08/17/01         10
    5362455                              05           10/01/01         25
    5362455                              O            09/01/31
    0


    5665427          076/076             F          100,000.00         ZZ
                                         360         99,759.13          2
                                       7.750            716.42         34
                                       7.500            716.42
    CHICAGO          IL   60622          5            08/07/01         00
    5528525                              05           10/01/01          0
    5528525                              O            09/01/31
    0


    5665430          076/076             F           64,500.00         T
                                         360         64,362.53          1
                                       7.750            462.09         77
                                       7.500            462.09
    BETTENDORF       IA   52722          1            07/30/01         00
    5565483                              01           09/01/01          0
    5565483                              O            08/01/31
    0


    5665432          076/076             F          109,800.00         ZZ
                                         360        109,663.03          4
                                       8.375            834.56         90
                                       8.125            834.56
    MIAMI            FL   33150          1            08/10/01         10
    5655684                              05           10/01/01         25
    5655684                              N            09/01/31
    0


    5665755          696/G02             F          356,000.00         ZZ
                                         360        355,729.12          1
                                       7.375          2,458.80         80
                                       7.125          2,458.80
    GAITHERSBURG     MD   20878          1            09/21/01         00
    0433260577                           05           11/01/01          0
    30401115                             O            10/01/31
    0


    5666001          L20/G02             F          197,600.00         ZZ
                                         360        197,453.35          4
1


                                       7.500          1,381.65         95
                                       7.250          1,381.65
    MERIDIAN         ID   83642          1            10/02/01         12
    0433280138                           05           11/01/01         30
    703037                               O            10/01/31
    0


    5668434          N47/G02             F          440,000.00         ZZ
                                         360        440,000.00          1
                                       6.875          2,890.49         80
                                       6.625          2,890.49
    WALNUT CREEK     CA   94596          5            10/04/01         00
    0433297900                           05           12/01/01          0
    20510821                             O            11/01/31
    0


    5668521          N47/G02             F          318,000.00         ZZ
                                         360        318,000.00          1
                                       6.875          2,089.03         78
                                       6.625          2,089.03
    SEASIDE          CA   93955          5            10/01/01         00
    0433271590                           05           12/01/01          0
    20111785                             O            11/01/31
    0


    5669025          168/168             F           64,100.00         ZZ
                                         360         63,887.49          1
                                       8.125            475.94         80
                                       7.875            475.94
    INDIANAPOLIS     IN   46219          1            05/16/01         00
    0059397713                           05           07/01/01          0
    0059397713                           O            06/01/31
    0


    5669578          A46/G02             F          275,000.00         ZZ
                                         360        274,805.91          1
                                       7.750          1,970.13         80
                                       7.500          1,970.13
    FRIENDSWOOD      TX   77546          1            09/27/01         00
    0433297124                           05           11/01/01          0
    0290634                              O            10/01/31
    0


    5669912          944/G02             F          263,950.00         ZZ
                                         360        263,950.00          1
                                       6.875          1,733.97         80
                                       6.625          1,733.97
    RIVERBANK        CA   95367          5            10/18/01         00
    0433332400                           05           12/01/01          0
1


    W01100164                            O            11/01/31
    0


    5670149          U62/G02             F          340,000.00         ZZ
                                         360        339,741.28          1
                                       7.375          2,348.30         85
                                       7.125          2,348.30
    SALINAS          CA   93907          5            09/25/01         04
    0433264439                           05           11/01/01         12
    2001296183                           O            10/01/31
    0


    5670388          964/G02             F          312,000.00         ZZ
                                         360        311,737.88          1
                                       6.875          2,049.62         80
                                       6.625          2,049.62
    IRVINE           CA   92620          1            09/28/01         00
    0433261021                           03           11/01/01          0
    148619                               O            10/01/31
    0


    5670421          E23/G02             F          300,000.00         ZZ
                                         360        300,000.00          1
                                       7.000          1,995.91         76
                                       6.750          1,995.91
    EL CAJON         CA   92019          5            10/02/01         00
    0433280542                           05           12/01/01          0
    11006242                             O            11/01/31
    0


    5670661          964/G02             F          119,200.00         ZZ
                                         360        119,200.00          1
                                       7.500            833.46         80
                                       7.250            833.46
    GILBERT          AZ   85296          1            10/04/01         00
    0433253713                           03           12/01/01          0
    152094                               O            11/01/31
    0


    5673128          B60/G02             F          148,500.00         ZZ
                                         360        148,500.00          1
                                       7.125          1,000.47         90
                                       6.875          1,000.47
    WEBSTER          WI   54893          1            10/02/01         01
    0433267481                           05           12/01/01         25
    320891                               O            11/01/31
    0


1


    5673720          964/G02             F          152,000.00         ZZ
                                         360        152,000.00          1
                                       6.875            998.53         77
                                       6.625            998.53
    SHERWOOD         OR   97140          5            10/12/01         00
    0433288370                           05           12/01/01          0
    151913                               O            11/01/31
    0


    5674003          Q44/G02             F          310,000.00         ZZ
                                         360        309,745.89          1
                                       7.000          2,062.44         41
                                       6.750          2,062.44
    BLOOMFIELD HILL  MI   48302          5            09/20/01         00
    0433244399                           05           11/01/01          0
    12252                                O            10/01/31
    0


    5675316          964/G02             F          376,000.00         ZZ
                                         360        376,000.00          1
                                       7.250          2,564.98         80
                                       7.000          2,564.98
    RANCHO MURIETA   CA   95683          1            10/03/01         00
    0433258555                           03           12/01/01          0
    148344                               O            11/01/31
    0


    5678148          E82/G02             F          119,000.00         ZZ
                                         360        118,904.83          1
                                       7.125            801.73         80
                                       6.875            801.73
    MOUNTAIN VIEW    CA   94043          2            09/19/01         00
    0400488987                           01           11/01/01          0
    1718904                              O            10/01/31
    0


    5678154          E82/G02             F          121,000.00         ZZ
                                         360        120,912.42          1
                                       7.625            856.43         85
                                       7.375            856.43
    SOUTH LYON       MI   48178          2            09/21/01         04
    0400483574                           05           11/01/01         12
    4252167                              O            10/01/31
    0


    5678155          E82/G02             F           93,500.00         ZZ
                                         360         93,435.65          1
                                       7.875            677.94         80
                                       7.625            677.94
1


    COLLIERVILLE     TN   38017          2            09/27/01         00
    0400483715                           05           11/01/01          0
    0400483715                           N            10/01/31
    0


    5678168          E82/G02             F          169,750.00         ZZ
                                         360        169,633.17          1
                                       7.875          1,230.81         85
                                       7.625          1,230.81
    HOMESTEAD        FL   33031          5            09/21/01         04
    0400478046                           05           11/01/01         12
    0400478046                           O            10/01/31
    0


    5678174          E82/G02             F           55,000.00         ZZ
                                         360         54,961.18          1
                                       7.750            394.03         42
                                       7.500            394.03
    OCEANSIDE        CA   92056          2            09/20/01         00
    0400488102                           05           11/01/01          0
    0400488102                           N            10/01/31
    0


    5678181          E82/G02             F          289,000.00         ZZ
                                         360        288,785.52          1
                                       7.500          2,020.73         69
                                       7.250          2,020.73
    IRVINE           CA   92604          5            09/20/01         00
    0400488201                           05           11/01/01          0
    0400488201                           O            10/01/31
    0


    5678182          E82/G02             F          191,600.00         ZZ
                                         360        191,457.81          2
                                       7.500          1,339.69         77
                                       7.250          1,339.69
    WEST ORANGE      NJ   07052          2            09/24/01         00
    0400480182                           05           11/01/01          0
    0400480182                           O            10/01/31
    0


    5678184          E82/G02             F          238,500.00         ZZ
                                         360        238,327.38          1
                                       7.625          1,688.09         90
                                       7.375          1,688.09
    SYRACUSE         NY   13215          1            09/25/01         04
    0400471819                           05           11/01/01         25
    0400471819                           O            10/01/31
    0
1




    5679296          E65/G02             F          134,400.00         ZZ
                                         360        134,300.26          1
                                       7.500            939.74         80
                                       7.250            939.74
    WEST BLOOMFIELD  MI   48324          1            09/21/01         00
    0433275203                           05           11/01/01          0
    238181                               O            10/01/31
    0


    5682253          E47/G02             F          250,000.00         ZZ
                                         360        250,000.00          1
                                       7.375          1,726.69         59
                                       7.125          1,726.69
    DEL MAR          CA   92014          1            10/02/01         00
    0433256799                           01           12/01/01          0
    7331013456                           O            11/01/31
    0


    5682828          G52/G02             F          137,350.00         ZZ
                                         360        137,253.06          2
                                       7.750            983.99         80
                                       7.500            983.99
    AUSTIN           TX   78745          2            09/17/01         00
    0433245362                           05           11/01/01          0
    7405002783                           O            10/01/31
    0


    5684103          964/G02             F          176,000.00         ZZ
                                         360        176,000.00          1
                                       7.500          1,230.62         80
                                       7.250          1,230.62
    HENDERSON        NV   89052          1            10/01/01         00
    0433254836                           03           12/01/01          0
    148832                               N            11/01/31
    0


    5684315          U05/G02             F          275,400.00         ZZ
                                         360        275,400.00          2
                                       7.750          1,973.00         90
                                       7.500          1,973.00
    BAYONNE          NJ   07002          5            10/03/01         11
    0433286812                           05           12/01/01         25
    3158130                              O            11/01/31
    0


    5685401          944/G02             F          311,200.00         ZZ
                                         360        311,200.00          1
1


                                       7.875          2,256.42         80
                                       7.625          2,256.42
    PORTLAND         OR   97218          5            10/02/01         00
    0433254406                           05           12/01/01          0
    W01080692                            O            11/01/31
    0


    5686276          964/G02             F          260,400.00         ZZ
                                         360        260,400.00          1
                                       6.875          1,710.64         80
                                       6.625          1,710.64
    ELK GROVE        CA   95624          1            10/02/01         00
    0433256112                           05           12/01/01          0
    141946                               O            11/01/31
    0


    5687438          E23/G02             F          350,000.00         ZZ
                                         360        349,771.05          1
                                       8.125          2,598.74         78
                                       7.875          2,598.74
    SEBASTOPOL       CA   95472          1            09/26/01         00
    0433279452                           05           11/01/01          0
    62000030                             O            10/01/31
    0


    5687633          U62/G02             F          500,000.00         ZZ
                                         360        500,000.00          1
                                       7.000          3,326.51         82
                                       6.750          3,326.51
    CARLSBAD         CA   92009          5            10/02/01         04
    0433268281                           03           12/01/01         12
    2001295597                           O            11/01/31
    0


    5687993          G18/G02             F          163,000.00         ZZ
                                         360        162,887.83          2
                                       7.875          1,181.86         54
                                       7.625          1,181.86
    MINNEAPOLIS      MN   55408          5            09/18/01         00
    0433281953                           05           11/01/01          0
    09DM101053                           N            10/01/31
    0


    5689042          E82/G02             F          465,000.00         ZZ
                                         360        464,671.80          1
                                       7.750          3,331.32         75
                                       7.500          3,331.32
    LAGUNA HILLS     CA   92653          5            09/24/01         00
    0400488284                           03           11/01/01          0
1


    0400488284                           O            10/01/31
    0


    5689310          G52/G02             F          258,500.00         ZZ
                                         360        258,308.16          1
                                       7.500          1,807.47         64
                                       7.250          1,807.47
    SAN FRANCISCO    CA   94112          5            09/12/01         00
    0433282456                           05           11/01/01          0
    6205001120                           O            10/01/31
    0


    5689427          U05/G02             F           50,850.00         ZZ
                                         360         50,816.74          4
                                       8.125            377.56         90
                                       7.875            377.56
    GREENSBURG       PA   15601          1            10/03/01         11
    0433281391                           05           11/01/01         25
    3168345                              N            10/01/31
    0


    5691065          286/286             F           76,000.00         ZZ
                                         360         75,888.97          1
                                       7.625            537.92         54
                                       7.375            537.92
    SCOTTSDALE       AZ   85259          2            08/06/01         00
    0000512743                           01           10/01/01          0
    0000512743                           O            09/01/31
    0


    5693376          964/G02             F          104,300.00         ZZ
                                         360        104,231.78          1
                                       8.125            774.42         70
                                       7.875            774.42
    DENVER           CO   80204          5            09/21/01         00
    0433262995                           05           11/01/01          0
    143805                               N            10/01/31
    0


    5695302          U62/G02             F          138,750.00         ZZ
                                         360        138,750.00          2
                                       6.875            911.49         75
                                       6.625            911.49
    NORTH HAMPTON    NH   03862          5            10/09/01         00
    0433268422                           05           12/01/01          0
    2001288711                           N            11/01/31
    0


1


    5695935          Q99/G02             F          108,000.00         ZZ
                                         360        107,923.77          1
                                       7.750            773.73         90
                                       7.500            773.73
    PAWTUCKET        RI   02860          1            09/28/01         14
    0433259041                           05           11/01/01         25
    012315                               N            10/01/31
    0


    5696702          X16/G02             F           90,000.00         ZZ
                                         360         90,000.00          4
                                       8.375            684.07         90
                                       8.125            684.07
    CLEVELAND        OH   44120          1            10/05/01         10
    0433297983                           05           12/01/01         30
    0010067578                           N            11/01/31
    0


    5697261          E86/G02             F          207,000.00         ZZ
                                         360        206,871.34          4
                                       8.375          1,573.35         90
                                       8.125          1,573.35
    BROOKLYN         NY   11207          1            09/21/01         11
    0433256740                           07           11/01/01         25
    0000085592                           N            10/01/31
    0


    5704463          E22/G02             F          222,750.00         ZZ
                                         360        222,600.54          1
                                       8.000          1,634.46         90
                                       7.750          1,634.46
    BILLERICA        MA   01821          1            09/28/01         01
    0412902199                           05           11/01/01         25
    0412902199                           O            10/01/31
    0


    5704464          E22/G02             F          172,000.00         ZZ
                                         360        171,872.35          1
                                       7.500          1,202.65         80
                                       7.250          1,202.65
    NAPERVILLE       IL   60565          2            09/24/01         00
    0412903254                           09           11/01/01          0
    0412903254                           O            10/01/31
    0


    5704467          E22/G02             F           36,000.00         ZZ
                                         360         35,975.84          1
                                       8.000            264.16         90
                                       7.750            264.16
1


    BAKER            LA   70714          1            09/28/01         04
    0412914970                           05           11/01/01         25
    0412914970                           N            10/01/31
    0


    5704482          E22/G02             F           85,500.00         ZZ
                                         360         85,355.48          4
                                       8.250            642.33         90
                                       8.000            642.33
    GRAND RAPIDS     MI   49505          1            09/28/01         01
    0412956955                           05           11/01/01         25
    0412956955                           N            10/01/31
    0


    5704485          E22/G02             F           51,550.00         ZZ
                                         360         51,514.53          1
                                       7.875            373.77         51
                                       7.625            373.77
    PEARLAND         TX   77581          5            09/14/01         00
    0412959272                           05           11/01/01          0
    0412959272                           O            10/01/31
    0


    5704502          E22/G02             F           77,500.00         ZZ
                                         360         77,445.30          1
                                       7.750            555.22         79
                                       7.500            555.22
    ATLANTA          GA   30310          2            09/28/01         00
    0412983801                           05           11/01/01          0
    0412983801                           N            10/01/31
    0


    5704509          E22/G02             F          153,600.00         ZZ
                                         360        153,483.12          1
                                       7.375          1,060.88         75
                                       7.125          1,060.88
    CARDIFF          CA   92007          2            09/14/01         00
    0412988537                           09           11/01/01          0
    0412988537                           O            10/01/31
    0


    5704514          E22/G02             F          139,500.00         ZZ
                                         360        139,391.17          1
                                       7.250            951.64         90
                                       7.000            951.64
    CARSON CITY      NV   89701          1            09/24/01         01
    0412991317                           05           11/01/01         25
    0412991317                           O            10/01/31
    0
1




    5704539          E22/G02             F           64,000.00         ZZ
                                         360         63,952.50          1
                                       7.500            447.50         80
                                       7.250            447.50
    VERO BEACH       FL   32968          5            09/24/01         00
    0413008822                           05           11/01/01          0
    0413008822                           O            10/01/31
    0


    5704561          E22/G02             F          187,000.00         ZZ
                                         360        186,880.76          1
                                       8.250          1,404.87         70
                                       8.000          1,404.87
    BOSTON           MA   02113          5            09/24/01         00
    0413022088                           01           11/01/01          0
    0413022088                           O            10/01/31
    0


    5704564          E22/G02             F          175,000.00         ZZ
                                         360        174,860.05          1
                                       7.125          1,179.01         78
                                       6.875          1,179.01
    CEDAR PARK       TX   78613          5            09/24/01         00
    0413023086                           05           11/01/01          0
    0413023086                           O            10/01/31
    0


    5704568          E22/G02             F           96,000.00         ZZ
                                         360         95,870.00          1
                                       7.125            646.77         63
                                       6.875            646.77
    HOUSTON          TX   77063          5            09/24/01         00
    0413024373                           05           11/01/01          0
    0413024373                           O            10/01/31
    0


    5704577          E22/G02             F          170,400.00         ZZ
                                         360        170,282.73          1
                                       7.875          1,235.52         80
                                       7.625          1,235.52
    PROSPER          TX   75078          1            09/17/01         00
    0413028119                           03           11/01/01          0
    0413028119                           O            10/01/31
    0


    5704584          E22/G02             F           55,000.00         ZZ
                                         360         54,967.53          1
1


                                       8.625            427.78         57
                                       8.375            427.78
    HOUSTON          TX   77043          5            09/28/01         00
    0413029976                           05           11/01/01          0
    0413029976                           N            10/01/31
    0


    5704588          E22/G02             F          140,500.00         ZZ
                                         360        140,398.31          1
                                       7.625            994.45         62
                                       7.375            994.45
    MELISSA          TX   75454          5            09/21/01         00
    0413030800                           03           11/01/01          0
    0413030800                           O            10/01/31
    0


    5704604          E22/G02             F          148,000.00         ZZ
                                         360        147,887.38          1
                                       7.375          1,022.20         65
                                       7.125          1,022.20
    SANTA ANA        CA   92706          2            09/19/01         00
    0413039652                           05           11/01/01          0
    0413039652                           O            10/01/31
    0


    5704612          E22/G02             F          164,800.00         ZZ
                                         360        164,683.68          1
                                       7.750          1,180.65         95
                                       7.500          1,180.65
    BIRMINGHAM       AL   35244          2            09/24/01         10
    0413043522                           05           11/01/01         30
    0413043522                           O            10/01/31
    0


    5704627          E22/G02             F          136,500.00         ZZ
                                         360        136,388.11          1
                                       7.000            908.14         80
                                       6.750            908.14
    ORLANDO          FL   32828          5            09/24/01         00
    0413047671                           03           11/01/01          0
    0413047671                           O            10/01/31
    0


    5704634          E22/G02             F          495,000.00         ZZ
                                         360        494,623.35          1
                                       7.375          3,418.84         75
                                       7.125          3,418.84
    HOUSTON          TX   77068          5            09/24/01         00
    0413050089                           03           11/01/01          0
1


    0413050089                           O            10/01/31
    0


    5704660          E22/G02             F           83,500.00         ZZ
                                         360         83,448.10          1
                                       8.375            634.66         75
                                       8.125            634.66
    CORAM            NY   11727          5            09/28/01         00
    0413060062                           05           11/01/01          0
    0413060062                           N            10/01/31
    0


    5704667          E22/G02             F          148,500.00         ZZ
                                         360        148,378.28          1
                                       7.000            987.97         90
                                       6.750            987.97
    WOODBRIDGE       VA   22193          5            09/24/01         04
    0413060922                           05           11/01/01         25
    0413060922                           O            10/01/31
    0


    5704677          E22/G02             F           56,800.00         ZZ
                                         360         56,761.89          1
                                       8.000            416.78         80
                                       7.750            416.78
    DAYTON           OH   45322          1            09/28/01         00
    0413066374                           05           11/01/01          0
    0413066374                           N            10/01/31
    0


    5704685          E22/G02             F           47,500.00         ZZ
                                         360         47,470.48          1
                                       8.375            361.03         74
                                       8.125            361.03
    DALLAS           TX   75216          2            09/28/01         00
    0413069808                           05           11/01/01          0
    0413069808                           N            10/01/31
    0


    5705018          E82/G02             F           84,600.00         ZZ
                                         360         84,547.42          1
                                       8.375            643.02         90
                                       8.125            643.02
    INDIAN TRAIL     NC   28079          5            09/27/01         04
    0400485132                           05           11/01/01         25
    0400485132                           O            10/01/31
    0


1


    5705020          E82/G02             F          171,000.00         ZZ
                                         360        170,890.96          4
                                       8.250          1,284.67         90
                                       8.000          1,284.67
    PORTLAND         ME   04101          1            10/01/01         04
    0400503306                           05           11/01/01         25
    0400503306                           N            10/01/31
    0


    5705027          E82/G02             F          272,000.00         ZZ
                                         360        271,812.81          3
                                       7.875          1,972.19         42
                                       7.625          1,972.19
    SOMERVILLE       MA   02144          2            09/26/01         00
    0400455580                           05           11/01/01          0
    1982126                              O            10/01/31
    0


    5705032          E82/G02             F           75,200.00         ZZ
                                         360         75,145.57          1
                                       7.625            532.26         80
                                       7.375            532.26
    NASHVILLE        TN   37214          5            09/25/01         00
    0400486270                           05           11/01/01          0
    0400486270                           O            10/01/31
    0


    5705037          E82/G02             F          133,000.00         ZZ
                                         360        133,000.00          1
                                       8.250            999.18         95
                                       8.000            999.18
    PRICE            UT   84501          5            09/26/01         04
    0400468245                           05           12/01/01         30
    0400468245                           O            11/01/31
    0


    5705169          E86/G02             F          500,000.00         ZZ
                                         360        499,681.17          1
                                       8.250          3,756.33         80
                                       8.000          3,756.33
    RADNOR           PA   19087          1            09/14/01         00
    0433335668                           05           11/01/01          0
    0000137976                           O            10/01/31
    0


    5706444          964/G02             F          240,000.00         ZZ
                                         360        240,000.00          1
                                       6.875          1,576.63         80
                                       6.625          1,576.63
1


    SALEM            OR   97302          5            10/08/01         00
    0433263480                           05           12/01/01          0
    149097                               O            11/01/31
    0


    5706689          U85/G02             F          128,000.00         ZZ
                                         360        127,927.87          1
                                       8.850          1,016.13         80
                                       8.600          1,016.13
    CHICAGO          IL   60617          5            09/24/01         00
    0433274859                           05           11/01/01          0
    01IL136                              O            10/01/31
    0


    5707161          964/G02             F          247,500.00         ZZ
                                         360        247,500.00          4
                                       7.500          1,730.56         79
                                       7.250          1,730.56
    MILWAUKIE        OR   97267          2            10/05/01         00
    0433273299                           05           12/01/01          0
    146820                               N            11/01/31
    0


    5707329          964/G02             F          114,000.00         ZZ
                                         360        114,000.00          1
                                       6.750            739.40         77
                                       6.500            739.40
    NORTH LAS VEGAS  NV   89032          1            10/03/01         00
    0433254745                           05           12/01/01          0
    151579                               O            11/01/31
    0


    5707771          T44/G02             F          116,000.00         ZZ
                                         360        116,000.00          1
                                       8.000            851.17         80
                                       7.750            851.17
    LAS VEGAS        NV   89108          5            10/05/01         00
    0433284072                           05           12/01/01          0
    1021312                              N            11/01/31
    0


    5710444          P44/G02             F          140,000.00         ZZ
                                         360        140,000.00          1
                                       7.625            990.91         80
                                       7.375            990.91
    SANDWICH (FORES  MA   02644          5            10/09/01         00
    0433308616                           05           12/01/01          0
    99999999                             O            11/01/31
    0
1




    5716127          U62/G02             F          116,000.00         ZZ
                                         360        116,000.00          1
                                       6.625            742.76         80
                                       6.375            742.76
    MCDONOUGH        GA   30253          2            10/18/01         00
    0433297066                           05           12/01/01          0
    2001307270                           O            11/01/31
    0


    5718791          U05/G02             F          440,000.00         ZZ
                                         360        439,656.75          1
                                       7.250          3,001.58         80
                                       7.000          3,001.58
    FREMONT          CA   94536          1            09/27/01         00
    0433281417                           05           11/01/01          0
    3170810                              O            10/01/31
    0


    5718948          168/168             F          228,000.00         ZZ
                                         360        227,715.59          4
                                       8.375          1,732.96         95
                                       8.125          1,732.96
    PEEKSKILL        NY   10566          1            08/30/01         14
    0059708492                           05           10/01/01         30
    0059708492                           O            09/01/31
    0


    5719384          A52/G02             F          272,000.00         ZZ
                                         360        272,000.00          1
                                       7.625          1,925.20         80
                                       7.375          1,925.20
    SUWANEE          GA   30024          5            10/10/01         00
    0433327657                           05           12/01/01          0
    16490                                O            11/01/31
    0


    5720027          168/168             F          250,000.00         ZZ
                                         360        249,663.39          1
                                       8.000          1,834.42         63
                                       7.750          1,834.42
    SEATTLE          WA   98115          5            08/03/01         00
    0059710691                           05           10/01/01          0
    0059710691                           O            09/01/31
    0


    5720340          P01/G02             F          132,300.00         ZZ
                                         360        132,300.00          1
1


                                       7.750            947.81         90
                                       7.500            947.81
    TROY             NY   12180          1            10/11/01         10
    0433333150                           05           12/01/01         25
    01006774                             O            11/01/31
    0


    5720659          286/286             F          180,000.00         ZZ
                                         360        179,763.70          2
                                       8.125          1,336.50         90
                                       7.875          1,336.50
    WARREN           MI   48092          1            08/31/01         11
    521147                               05           10/01/01         25
    521147                               N            09/01/31
    0


    5720662          286/286             F          194,000.00         ZZ
                                         360        193,688.79          2
                                       7.125          1,307.02         60
                                       6.875          1,307.02
    SAUGUS           MA   01906          2            08/08/01         00
    319892                               05           10/01/01          0
    319892                               O            09/01/31
    0


    5720663          286/286             F          164,350.00         ZZ
                                         360        164,122.49          2
                                       7.875          1,191.66         95
                                       7.625          1,191.66
    BROCKTON         MA   02301          1            08/10/01         12
    510852                               05           10/01/01         30
    510852                               O            09/01/31
    0


    5720664          286/286             F           99,200.00         ZZ
                                         360         99,044.76          2
                                       7.250            676.72         80
                                       7.000            676.72
    ERIE             PA   16505          5            08/23/01         00
    507146                               05           10/01/01          0
    507146                               O            09/01/31
    0


    5720667          286/286             F          115,000.00         ZZ
                                         360        114,799.30          3
                                       7.375            794.28         42
                                       7.125            794.28
    DORCHESTER       MA   02124          2            08/29/01         00
    320122                               05           10/01/01          0
1


    320122                               N            09/01/31
    0


    5720668          286/286             F          209,000.00         ZZ
                                         360        208,637.38          4
                                       7.375          1,443.52         47
                                       7.125          1,443.52
    JAMAICA PLAIN    MA   02130          5            08/29/01         00
    320123                               05           10/01/01          0
    320123                               N            09/01/31
    0


    5720672          286/286             F          305,200.00         ZZ
                                         360        304,734.09          4
                                       7.375          2,107.95         70
                                       7.125          2,107.95
    E BOSTON         MA   02128          5            08/07/01         00
    319763                               05           10/01/01          0
    319763                               N            09/01/31
    0


    5720673          286/286             F           69,992.00         ZZ
                                         354         69,717.74          2
                                       7.500            491.62         71
                                       7.250            491.62
    DAYTON           OH   45408          1            05/31/01         00
    20376                                05           07/01/01          0
    20376                                N            12/01/30
    0


    5720674          286/286             F          187,500.00         ZZ
                                         360        187,227.71          3
                                       7.625          1,327.12         59
                                       7.375          1,327.12
    DORCHESTER       MA   02122          2            08/17/01         00
    319896                               05           10/01/01          0
    319896                               N            09/01/31
    0


    5720675          286/286             F          215,000.00         ZZ
                                         360        214,687.79          3
                                       7.625          1,521.76         70
                                       7.375          1,521.76
    DORCHESTER       MA   02125          2            08/17/01         00
    319899                               05           10/01/01          0
    319899                               N            09/01/31
    0


1


    5720676          286/286             F          179,500.00         ZZ
                                         360        179,239.34          3
                                       7.625          1,270.49         54
                                       7.375          1,270.49
    DORCHESTER       MA   02125          2            08/17/01         00
    320128                               05           10/01/01          0
    320128                               N            09/01/31
    0


    5720677          286/286             F          139,500.00         ZZ
                                         360        139,297.41          3
                                       7.625            987.38         43
                                       7.375            987.38
    DORCHESTER       MA   02121          2            08/17/01         00
    320129                               05           10/01/01          0
    320129                               N            09/01/31
    0


    5720678          286/286             F          186,500.00         ZZ
                                         360        186,229.16          3
                                       7.625          1,320.04         61
                                       7.375          1,320.04
    DORCHESTER       MA   02125          2            08/17/01         00
    320130                               05           10/01/01          0
    320130                               N            09/01/31
    0


    5720679          286/286             F          185,000.00         ZZ
                                         360        184,731.35          3
                                       7.625          1,309.42         58
                                       7.375          1,309.42
    DORCHESTER       MA   02125          2            08/17/01         00
    320131                               05           10/01/01          0
    320131                               N            09/01/31
    0


    5720680          286/286             F           54,900.00         ZZ
                                         360         54,833.23          2
                                       8.500            422.14         90
                                       8.250            422.14
    INDIANAPOLIS     IN   46201          1            08/31/01         12
    555759                               05           10/01/01         25
    555759                               N            09/01/31
    0


    5720682          286/286             F           84,000.00         ZZ
                                         360         83,886.88          2
                                       8.000            616.37         69
                                       7.750            616.37
1


    COLUMBUS         OH   43202          5            08/28/01         00
    544075                               05           10/01/01          0
    544075                               N            09/01/31
    0


    5720683          286/286             F          142,000.00         ZZ
                                         360        141,880.70          2
                                       6.875            932.84         90
                                       6.625            932.84
    HAMDEN           CT   06517          1            08/31/01         12
    543801                               05           11/01/01         25
    543801                               O            10/01/31
    0


    5720685          286/286             F           60,000.00         ZZ
                                         360         59,900.93          2
                                       7.250            409.31         80
                                       7.000            409.31
    DULUTH           MN   55807          2            08/31/01         00
    514681                               05           10/01/01          0
    514681                               N            09/01/31
    0


    5720690          286/286             F           77,500.00         ZZ
                                         360         77,373.76          2
                                       7.125            522.14         87
                                       6.875            522.14
    SPRINGFIELD      OH   45502          2            08/27/01         12
    144975                               05           10/01/01         25
    144975                               O            09/01/31
    0


    5720693          286/286             F           74,700.00         ZZ
                                         360         74,596.84          2
                                       7.875            541.63         90
                                       7.625            541.63
    EVANSVILLE       IN   47714          1            08/31/01         11
    547372                               05           10/01/01         25
    547372                               N            09/01/31
    0


    5720694          286/286             F          228,750.00         ZZ
                                         360        228,400.81          2
                                       7.375          1,579.92         75
                                       7.125          1,579.92
    ATLANTA          GA   30318          2            08/31/01         00
    441640                               05           10/01/01          0
    441640                               N            09/01/31
    0
1




    5720695          286/286             F          130,000.00         ZZ
                                         360        129,425.49          2
                                       7.125            875.84         80
                                       6.875            875.84
    SOMERSET         MA   02726          1            08/16/01         00
    303279                               05           10/01/01          0
    303279                               O            09/01/31
    0


    5720697          286/286             F          122,400.00         ZZ
                                         360        122,176.65          2
                                       7.125            824.64         68
                                       6.875            824.64
    ZION             IL   60099          5            08/30/01         00
    542203                               05           10/01/01          0
    542203                               N            09/01/31
    0


    5720698          286/286             F          122,400.00         ZZ
                                         360        122,203.64          2
                                       7.125            824.64         68
                                       6.875            824.64
    ZION             IL   60099          5            08/30/01         00
    542210                               05           10/01/01          0
    542210                               N            09/01/31
    0


    5720701          286/286             F          108,800.00         ZZ
                                         360        108,645.92          2
                                       7.750            779.46         80
                                       7.500            779.46
    WEBSTER          MA   01570          2            08/27/01         00
    539587                               05           10/01/01          0
    539587                               O            09/01/31
    0


    5720704          286/286             F          151,920.00         ZZ
                                         360        151,676.29          2
                                       7.125          1,023.52         80
                                       6.875          1,023.52
    CLINTON          MA   01510          1            08/15/01         00
    9627492                              05           10/01/01          0
    9627492                              O            09/01/31
    0


    5720708          286/286             F          140,000.00         ZZ
                                         360        139,763.64          2
1


                                       6.875            919.71         51
                                       6.625            919.71
    WOBURN           MA   01801          5            08/31/01         00
    533903                               05           10/01/01          0
    533903                               N            09/01/31
    0


    5720709          286/286             F           64,350.00         ZZ
                                         360         64,160.47          2
                                       7.875            466.59         90
                                       7.625            466.59
    AKRON            OH   44306          1            08/31/01         01
    517220                               05           10/01/01         25
    517220                               N            09/01/31
    0


    5720711          286/286             F          125,000.00         ZZ
                                         360        124,786.73          2
                                       6.875            821.17         63
                                       6.625            821.17
    LYNN             MA   01902          5            07/31/01         00
    320134                               05           10/01/01          0
    320134                               O            09/01/31
    0


    5720712          286/286             F          238,500.00         ZZ
                                         360        238,178.87          2
                                       8.000          1,750.03         90
                                       7.750          1,750.03
    WOODHAVEN        NY   11421          1            08/28/01         04
    406158                               05           10/01/01         25
    406158                               O            09/01/31
    0


    5720713          286/286             F          113,750.00         ZZ
                                         360        113,558.32          4
                                       6.875            747.26         65
                                       6.625            747.26
    LEOMINSTER       MA   01453          2            08/30/01         00
    538564                               05           10/01/01          0
    538564                               O            09/01/31
    0


    5720714          286/286             F          321,750.00         ZZ
                                         360        321,233.87          4
                                       7.125          2,167.69         66
                                       6.875          2,167.69
    DENVER           CO   80203          1            08/30/01         00
    543022                               05           10/01/01          0
1


    543022                               N            09/01/31
    0


    5720715          286/286             F          384,000.00         ZZ
                                         360        383,352.93          4
                                       6.875          2,522.61         80
                                       6.625          2,522.61
    LONG BEACH       CA   90803          2            08/15/01         00
    479467                               05           10/01/01          0
    479467                               O            09/01/31
    0


    5720716          286/286             F           39,000.00         ZZ
                                         360         38,928.24          2
                                       7.375            269.37         80
                                       7.125            269.37
    TROUT CREEK      NY   13847          1            08/30/01         00
    501024                               05           10/01/01          0
    501024                               O            09/01/31
    0


    5720717          286/286             F          203,000.00         ZZ
                                         360        202,580.55          2
                                       6.500          1,283.10         66
                                       6.250          1,283.10
    BEVERLY          MA   01915          2            08/22/01         00
    319521                               05           10/01/01          0
    319521                               O            09/01/31
    0


    5720722          286/286             F          200,000.00         ZZ
                                         300        199,533.39          2
                                       7.375          1,461.76         69
                                       7.125          1,461.76
    MARLBORO         MA   01752          5            08/27/01         00
    501572                               05           10/01/01          0
    501572                               O            09/01/26
    0


    5720723          286/286             F           62,000.00         ZZ
                                         360         61,907.67          2
                                       7.500            433.52         80
                                       7.250            433.52
    CLEVELAND        OH   44102          2            09/04/01         00
    547394                               05           10/01/01          0
    547394                               O            09/01/31
    0


1


    5720724          286/286             F          186,000.00         ZZ
                                         360        185,686.58          3
                                       6.875          1,221.89         80
                                       6.625          1,221.89
    METHUEN          MA   01844          2            08/17/01         00
    319809                               05           10/01/01          0
    319809                               O            09/01/31
    0


    5720726          286/286             F          105,750.00         ZZ
                                         360        105,550.83          3
                                       6.875            694.71         75
                                       6.625            694.71
    WORCESTER        MA   01604          1            08/03/01         00
    510638                               05           10/01/01          0
    510638                               O            09/01/31
    0


    5720729          286/286             F           49,500.00         ZZ
                                         360         49,439.79          2
                                       8.500            380.62         90
                                       8.250            380.62
    ST LOUIS         MO   63107          1            08/31/01         21
    539640                               05           10/01/01         25
    539640                               N            09/01/31
    0


    5720730          286/286             F          187,500.00         ZZ
                                         360        187,213.77          2
                                       7.375          1,295.02         75
                                       7.125          1,295.02
    CRANFORD         NJ   07016          2            08/29/01         00
    385767                               05           10/01/01          0
    385767                               O            09/01/31
    0


    5720731          286/286             F          119,700.00         ZZ
                                         360        119,554.45          2
                                       8.500            920.39         90
                                       8.250            920.39
    MINNEAPOLIS      MN   55411          1            08/31/01         01
    536020                               05           10/01/01         25
    536020                               N            09/01/31
    0


    5720734          286/286             F          109,000.00         ZZ
                                         360        108,816.33          2
                                       6.875            716.05         63
                                       6.625            716.05
1


    SACRAMENTO       CA   95825          2            08/14/01         00
    9885130                              05           10/01/01          0
    9885130                              O            09/01/31
    0


    5720735          286/286             F           90,000.00         ZZ
                                         360         89,852.03          2
                                       7.000            598.77         72
                                       6.750            598.77
    NEW BEDFORD      MA   02740          5            08/28/01         00
    9889888                              05           10/01/01          0
    9889888                              O            09/01/31
    0


    5720737          286/286             F          351,950.00         ZZ
                                         360        351,356.95          2
                                       6.875          2,312.06         55
                                       6.625          2,312.06
    SANTA CRUZ       CA   95062          5            08/16/01         00
    9881283                              05           10/01/01          0
    9881283                              O            09/01/31
    0


    5720742          286/286             F           72,000.00         ZZ
                                         360         71,912.45          2
                                       8.500            553.62         89
                                       8.250            553.62
    COLUMBUS         OH   43206          1            08/23/01         14
    9885374                              05           10/01/01         25
    9885374                              O            09/01/31
    0


    5720743          286/286             F          147,000.00         ZZ
                                         360        146,781.12          4
                                       7.500          1,027.85         70
                                       7.250          1,027.85
    PARADISE         CA   95969          5            08/14/01         00
    9883214                              05           10/01/01          0
    9883214                              N            09/01/31
    0


    5720745          286/286             F          233,050.00         ZZ
                                         360        232,666.82          2
                                       7.000          1,550.49         76
                                       6.750          1,550.49
    SANTA ROSA       CA   95409          5            08/23/01         00
    9850201                              05           10/01/01          0
    9850201                              O            09/01/31
    0
1




    5720749          286/286             F          259,000.00         ZZ
                                         360        258,633.22          4
                                       7.750          1,855.51         69
                                       7.500          1,855.51
    ANTIOCH          CA   94509          5            08/24/01         00
    9934811                              05           10/01/01          0
    9934811                              N            09/01/31
    0


    5720751          286/286             F          131,000.00         ZZ
                                         360        130,828.04          2
                                       8.125            972.67         75
                                       7.875            972.67
    SAN DIEGO        CA   92113          5            08/17/01         00
    9875685                              05           10/01/01          0
    9875685                              N            09/01/31
    0


    5720758          286/286             F          314,950.00         ZZ
                                         360        314,427.62          2
                                       7.000          2,095.37         90
                                       6.750          2,095.37
    IMPERIAL BEACH   CA   91932          1            08/23/01         10
    9888125                              05           10/01/01         17
    9888125                              O            09/01/31
    0


    5720759          286/286             F          160,000.00         ZZ
                                         360        159,736.94          2
                                       7.000          1,064.48         80
                                       6.750          1,064.48
    PASADENA         CA   91104          5            08/16/01         00
    9870605                              05           10/01/01          0
    9870605                              O            09/01/31
    0


    5720762          286/286             F          252,000.00         ZZ
                                         360        251,615.32          3
                                       7.375          1,740.50         61
                                       7.125          1,740.50
    MINNEAPOLIS      MN   55410          2            08/29/01         00
    9866612                              05           10/01/01          0
    9866612                              N            09/01/31
    0


    5720763          286/286             F           92,250.00         ZZ
                                         360         92,143.47          2
1


                                       8.750            725.73         90
                                       8.500            725.73
    AURORA           IL   60505          1            08/29/01         11
    9889181                              05           10/01/01         25
    9889181                              N            09/01/31
    0


    5720764          286/286             F           58,400.00         ZZ
                                         360         58,301.58          2
                                       6.875            383.65         80
                                       6.625            383.65
    COLUMBUS         OH   43205          5            09/04/01         00
    9849529                              05           10/01/01          0
    9849529                              N            09/01/31
    0


    5720768          286/286             F          527,350.00         ZZ
                                         360        526,544.99          4
                                       7.375          3,642.28         80
                                       7.125          3,642.28
    SAN DIEGO        CA   92103          1            08/22/01         00
    9883093                              05           10/01/01          0
    9883093                              O            09/01/31
    0


    5724039          E22/G02             F          179,900.00         ZZ
                                         360        179,756.14          1
                                       7.125          1,212.02         80
                                       6.875          1,212.02
    MIDLAND          MI   48640          1            10/01/01         00
    0412969511                           05           11/01/01          0
    0412969511                           O            10/01/31
    0


    5724043          E22/G02             F           43,900.00         ZZ
                                         360         43,868.23          1
                                       7.625            310.72         88
                                       7.375            310.72
    AVENTURA         FL   33160          1            10/01/01         04
    0412979940                           08           11/01/01         25
    0412979940                           N            10/01/31
    0


    5724048          E22/G02             F           51,000.00         ZZ
                                         360         50,964.01          1
                                       7.750            365.37         68
                                       7.500            365.37
    COUNCIL BLUFFS   IA   51501          2            09/18/01         00
    0412989865                           05           11/01/01          0
1


    0412989865                           O            10/01/31
    0


    5724070          E22/G02             F          128,700.00         ZZ
                                         360        128,606.85          1
                                       7.625            910.93         61
                                       7.375            910.93
    BELLS            TX   75414          2            09/19/01         00
    0413016437                           05           11/01/01          0
    0413016437                           O            10/01/31
    0


    5724088          E22/G02             F           59,500.00         ZZ
                                         360         59,463.02          2
                                       8.375            452.24         70
                                       8.125            452.24
    CROWLEY          TX   76036          5            10/01/01         00
    0413033028                           05           11/01/01          0
    0413033028                           N            10/01/31
    0


    5724093          E22/G02             F          115,500.00         ZZ
                                         240        115,300.85          1
                                       7.875            957.12         89
                                       7.625            957.12
    WINDSOR LOCKS    CT   06096          5            09/26/01         04
    0413037003                           05           11/01/01         25
    0413037003                           O            10/01/21
    0


    5724099          E22/G02             F          265,600.00         T
                                         360        265,376.87          1
                                       6.875          1,744.80         80
                                       6.625          1,744.80
    BIGFORK          MT   59911          1            10/01/01         00
    0413043076                           05           11/01/01          0
    0413043076                           O            10/01/31
    0


    5724101          E22/G02             F          129,600.00         ZZ
                                         360        129,513.04          1
                                       8.000            950.96         80
                                       7.750            950.96
    RICHARDSON       TX   75080          5            09/26/01         00
    0413043332                           05           11/01/01          0
    0413043332                           O            10/01/31
    0


1


    5724115          E22/G02             F          181,800.00         ZZ
                                         360        181,678.02          1
                                       8.000          1,333.98         90
                                       7.750          1,333.98
    LAGUNA NIGUEL    CA   92677          5            09/20/01         04
    0413053380                           01           11/01/01         25
    0413053380                           O            10/01/31
    0


    5724123          E22/G02             F          115,600.00         ZZ
                                         360        115,507.56          1
                                       7.125            778.82         85
                                       6.875            778.82
    SCHAUMBURG       IL   60194          5            09/26/01         04
    0413057324                           09           11/01/01         12
    0413057324                           O            10/01/31
    0


    5724143          E22/G02             F           58,500.00         ZZ
                                         360         58,459.74          1
                                       7.875            424.17         90
                                       7.625            424.17
    PUEBLO           CO   81001          2            09/26/01         01
    0413065392                           05           11/01/01         25
    0413065392                           O            10/01/31
    0


    5724154          E22/G02             F          143,500.00         ZZ
                                         360        143,410.81          1
                                       8.375          1,090.70         69
                                       8.125          1,090.70
    BOTHELL          WA   98021          5            09/25/01         00
    0413074980                           09           11/01/01          0
    0413074980                           N            10/01/31
    0


    5724162          E22/G02             F          360,000.00         ZZ
                                         360        359,719.17          1
                                       7.250          2,455.83         80
                                       7.000          2,455.83
    SAN CARLOS       CA   94070          1            09/27/01         00
    0413080367                           05           11/01/01          0
    0413080367                           O            10/01/31
    0


    5724316          994/X14             F          400,000.00         ZZ
                                         360        399,058.20          1
                                       7.250          2,728.71         80
                                       7.000          2,728.71
1


    YORBA LINDA      CA   92886          5            07/18/01         00
    80586872                             05           09/01/01          0
    80586872                             O            08/01/31
    0


    5724363          994/X14             F          691,500.00         ZZ
                                         360        690,615.07          1
                                       8.250          5,195.01         70
                                       8.000          5,195.01
    BURR RIDGE       IL   60521          2            08/21/01         00
    3918603193                           05           10/01/01          0
    3918603193                           O            09/01/31
    0


    5724395          994/X14             F          440,000.00         ZZ
                                         360        427,032.36          1
                                       7.375          3,038.97         79
                                       7.125          3,038.97
    DENVILLE         NJ   07834          5            05/17/01         00
    4318302903                           05           07/01/01          0
    4318302903                           O            06/01/31
    0


    5724579          994/X14             F          624,000.00         ZZ
                                         360        623,513.22          1
                                       7.250          4,256.78         72
                                       7.000          4,256.78
    RYE              NH   03871          5            09/05/01         00
    3218726093                           05           11/01/01          0
    3218726093                           O            10/01/31
    0


    5725290          964/G02             F          300,000.00         ZZ
                                         360        300,000.00          1
                                       6.875          1,970.79         80
                                       6.625          1,970.79
    SACRAMENTO       CA   95834          5            10/16/01         00
    0433320991                           05           12/01/01          0
    137457                               O            11/01/31
    0


    5725800          E86/G02             F          153,000.00         ZZ
                                         360        153,000.00          2
                                       8.250          1,149.44         90
                                       8.000          1,149.44
    CHARLOTTE        NC   28206          1            10/10/01         01
    0433325289                           05           12/01/01         25
    0000136852                           N            11/01/31
    0
1




    5725934          E11/G02             F          252,000.00         ZZ
                                         360        252,000.00          1
                                       7.125          1,697.77         68
                                       6.875          1,697.77
    WATERTOWN        MN   55388          5            10/08/01         00
    0433303039                           05           12/01/01          0
    0010001035775                        O            11/01/31
    0


    5726089          K15/G02             F          133,000.00         ZZ
                                         360        133,000.00          1
                                       7.625            941.37         77
                                       7.375            941.37
    WHITE BEAR LAKE  MN   55110          5            10/05/01         00
    0433273422                           05           12/01/01          0
    013105305244                         O            11/01/31
    0


    5727363          742/G02             F           54,000.00         ZZ
                                         360         53,959.92          1
                                       7.500            377.58         80
                                       7.250            377.58
    SYRACUSE         NY   13215          1            09/24/01         00
    0433260494                           05           11/01/01          0
    6402168                              O            10/01/31
    0


    5728312          E82/G02             F          144,000.00         ZZ
                                         360        143,890.43          1
                                       7.375            994.57         76
                                       7.125            994.57
    ANTELOPE         CA   95843          2            09/28/01         00
    0400482899                           05           11/01/01          0
    0400482899                           O            10/01/31
    0


    5728314          E82/G02             F          367,000.00         ZZ
                                         360        366,734.38          1
                                       7.625          2,597.60         74
                                       7.375          2,597.60
    ESTES PARK       CO   80517          2            09/28/01         00
    0400486247                           05           11/01/01          0
    3727160                              O            10/01/31
    0


    5728691          U05/G02             F           85,500.00         ZZ
                                         360         85,500.00          1
1


                                       7.625            605.16         75
                                       7.375            605.16
    COVINGTON        GA   30014          5            10/12/01         00
    0433293123                           05           12/01/01          0
    3171966                              N            11/01/31
    0


    5729592          E23/G02             F          495,000.00         ZZ
                                         360        494,594.25          1
                                       7.000          3,293.25         75
                                       6.750          3,293.25
    CORONA           CA   92881          5            09/27/01         00
    0433277365                           05           11/01/01          0
    51007888                             O            10/01/31
    0


    5734180          N47/G02             F          256,000.00         ZZ
                                         360        256,000.00          1
                                       6.875          1,681.74         80
                                       6.625          1,681.74
    SAN JOSE         CA   95116          5            10/09/01         00
    0433316940                           05           12/01/01          0
    20311101                             O            11/01/31
    0


    5736132          E22/G02             F          208,000.00         ZZ
                                         360        207,845.63          1
                                       7.500          1,454.37         80
                                       7.250          1,454.37
    SEABROOK         TX   77586          5            09/27/01         00
    0412780223                           03           11/01/01          0
    0412780223                           O            10/01/31
    0


    5736138          E22/G02             F          350,000.00         ZZ
                                         360        350,000.00          1
                                       8.000          2,568.18         90
                                       7.750          2,568.18
    MALVERNE         NY   11565          1            10/02/01         01
    0412894669                           05           12/01/01         25
    0412894669                           O            11/01/31
    0


    5736146          E22/G02             F           85,500.00         ZZ
                                         360         85,433.30          1
                                       7.250            583.26         32
                                       7.000            583.26
    LOWER LAKE       CA   95457          2            09/24/01         00
    0412908212                           05           11/01/01          0
1


    0412908212                           O            10/01/31
    0


    5736170          E22/G02             F          108,000.00         ZZ
                                         360        107,917.82          1
                                       7.375            745.93         80
                                       7.125            745.93
    TEXAS CITY       TX   77590          5            09/27/01         00
    0412965998                           05           11/01/01          0
    0412965998                           O            10/01/31
    0


    5736172          E22/G02             F           92,000.00         ZZ
                                         360         91,931.72          1
                                       7.500            643.28         80
                                       7.250            643.28
    LOCH LOMOND      CA   95426          1            09/25/01         00
    0415736172                           05           11/01/01          0
    0412966046                           N            10/01/31
    0


    5736182          E22/G02             F          335,000.00         ZZ
                                         360        334,751.38          1
                                       7.500          2,342.37         70
                                       7.250          2,342.37
    DALY CITY        CA   94015          2            09/27/01         00
    0412973737                           05           11/01/01          0
    0412973737                           N            10/01/31
    0


    5736188          E22/G02             F           38,400.00         ZZ
                                         360         38,373.57          1
                                       7.875            278.43         80
                                       7.625            278.43
    ALBANY           KY   42602          5            09/27/01         00
    0412984239                           05           11/01/01          0
    0412984239                           O            10/01/31
    0


    5736200          E22/G02             F          164,825.00         ZZ
                                         360        164,725.15          1
                                       8.500          1,267.36         95
                                       8.250          1,267.36
    COLORADO SPRING  CO   80917          2            09/24/01         04
    0412998239                           05           11/01/01         30
    0412998239                           O            10/01/31
    0


1


    5736226          E22/G02             F          100,000.00         ZZ
                                         360         99,927.63          1
                                       7.625            707.79         80
                                       7.375            707.79
    OXFORD           MA   01540          5            09/27/01         00
    0413020538                           05           11/01/01          0
    0413020538                           O            10/01/31
    0


    5736228          E22/G02             F          296,000.00         ZZ
                                         360        295,669.09          1
                                       7.250          2,019.24         80
                                       7.000          2,019.24
    HAYWARD          CA   94542          5            09/19/01         00
    0413024902                           05           11/01/01          0
    0413024902                           O            10/01/31
    0


    5736236          E22/G02             F           97,000.00         ZZ
                                         360         96,938.15          1
                                       8.250            728.73         78
                                       8.000            728.73
    METAIRIE         LA   70001          2            09/27/01         00
    0413028739                           05           11/01/01          0
    0413028739                           O            10/01/31
    0


    5736258          E22/G02             F          222,000.00         ZZ
                                         360        221,835.24          1
                                       7.500          1,552.26         80
                                       7.250          1,552.26
    DAVIS            CA   95615          2            09/24/01         00
    0413040478                           05           11/01/01          0
    0413040478                           O            10/01/31
    0


    5736280          E22/G02             F           80,000.00         ZZ
                                         360         79,940.63          1
                                       7.500            559.37         79
                                       7.250            559.37
    POMPANO BEACH    FL   33060          2            09/27/01         00
    0413049917                           05           11/01/01          0
    0413049917                           O            10/01/31
    0


    5736300          E22/G02             F          173,750.00         ZZ
                                         360        173,604.03          1
                                       6.875          1,141.41         78
                                       6.625          1,141.41
1


    BAYONNE          NJ   07002          5            09/27/01         00
    0413055062                           05           11/01/01          0
    0413055062                           O            10/01/31
    0


    5736306          E22/G02             F          400,000.00         ZZ
                                         360        400,000.00          1
                                       7.250          2,728.71         70
                                       7.000          2,728.71
    CUPERTINO        CA   95014          1            09/25/01         00
    0413058504                           05           12/01/01          0
    0413058504                           O            11/01/31
    0


    5736346          E22/G02             F          126,400.00         ZZ
                                         360        126,298.92          1
                                       7.125            851.58         80
                                       6.875            851.58
    PORTLAND         OR   97202          1            09/27/01         00
    0413076399                           05           11/01/01          0
    0413076399                           O            10/01/31
    0


    5736350          E22/G02             F           73,100.00         ZZ
                                         360         73,049.69          1
                                       7.875            530.03         73
                                       7.625            530.03
    RICHARDSON       TX   75081          2            10/02/01         00
    0413080755                           05           11/01/01          0
    0413080755                           N            10/01/31
    0


    5736372          E22/G02             F           43,200.00         ZZ
                                         360         43,170.27          1
                                       7.875            313.23         80
                                       7.625            313.23
    MEMPHIS          TN   38122          1            10/02/01         00
    0413092982                           05           11/01/01          0
    0413092982                           N            10/01/31
    0


    5737196          601/G02             F          649,990.00         ZZ
                                         360        649,158.19          1
                                       8.250          4,883.16         45
                                       8.000          4,883.16
    NORTH HAVEN      NY   11963          5            08/06/01         00
    0433222528                           05           10/01/01          0
    60657202                             O            09/01/31
    0
1




    5737394          601/G02             F          108,000.00         ZZ
                                         360        107,775.54          1
                                       7.875            783.08         80
                                       7.625            783.08
    PLYMOUTH         CT   06786          1            08/06/01         00
    0433222395                           05           09/01/01          0
    60722915                             O            08/01/31
    0


    5737620          601/G02             F           72,000.00         ZZ
                                         360         71,905.48          1
                                       8.125            534.60         80
                                       7.875            534.60
    WILLIS           TX   77318          1            08/03/01         00
    0433229317                           03           10/01/01          0
    6070476-4                            O            09/01/31
    0


    5738196          601/G02             F          460,000.00         ZZ
                                         360        459,658.61          1
                                       7.500          3,216.39         80
                                       7.250          3,216.39
    FARMINGDALE      NY   11735          5            09/18/01         00
    0433307659                           05           11/01/01          0
    60802246                             O            10/01/31
    0


    5739666          964/G02             F          389,600.00         ZZ
                                         360        389,600.00          1
                                       6.875          2,559.40         80
                                       6.625          2,559.40
    SCOTTSDALE       AZ   85259          5            10/12/01         00
    0433310307                           05           12/01/01          0
    154770                               O            11/01/31
    0


    5743440          E82/G02             F          166,000.00         ZZ
                                         360        165,867.26          1
                                       7.125          1,118.37         37
                                       6.875          1,118.37
    OJAI             CA   93023          2            09/25/01         00
    0400481255                           05           11/01/01          0
    1961526                              O            10/01/31
    0


    5744658          964/G02             F          458,500.00         ZZ
                                         360        458,500.00          1
1


                                       7.500          3,205.90         70
                                       7.250          3,205.90
    BEND             OR   97702          5            10/16/01         00
    0433300696                           03           12/01/01          0
    150502                               O            11/01/31
    0


    5747138          144/144             F          275,000.00         ZZ
                                         360        274,768.97          1
                                       6.875          1,806.55         43
                                       6.625          1,806.55
    SOUTHAMPTON      NY   11942          5            09/19/01         00
    160673384                            05           11/01/01          0
    160673384                            O            10/01/31
    0


    5748414          253/253             F          131,350.00         ZZ
                                         360        131,350.00          1
                                       7.875            952.38         80
                                       7.625            952.38
    AVON             IN   46123          1            10/08/01         00
    979841                               01           12/01/01          0
    979841                               O            11/01/31
    0


    5751436          964/G02             F          110,320.00         ZZ
                                         360        110,320.00          1
                                       7.500            771.37         80
                                       7.250            771.37
    PHOENIX          AZ   85050          1            10/11/01         00
    0433275955                           03           12/01/01          0
    155165                               O            11/01/31
    0


    5764694          A06/G02             F          165,300.00         T
                                         360        165,174.22          1
                                       7.375          1,141.69         80
                                       7.125          1,141.69
    KISSIMMEE        FL   34747          1            09/26/01         00
    0433273729                           03           11/01/01          0
    021000020018039                      O            10/01/31
    0


    5764710          601/G02             F           64,000.00         ZZ
                                         360         63,896.52          1
                                       7.750            458.51         80
                                       7.500            458.51
    CLEARWATER       FL   33755          1            08/23/01         00
    0433229812                           05           10/01/01          0
1


    60779758                             O            09/01/31
    0


    5765220          253/253             F          200,800.00         ZZ
                                         360        200,650.97          1
                                       7.500          1,404.03         80
                                       7.250          1,404.03
    OMAHA            NE   68116          1            09/21/01         00
    979251                               05           11/01/01          0
    979251                               O            10/01/31
    0


    5766570          N47/G02             F          500,000.00         ZZ
                                         360        500,000.00          1
                                       7.500          3,496.07         75
                                       7.250          3,496.07
    CARMEL VALLEY    CA   93924          1            10/10/01         00
    0433298106                           05           12/01/01          0
    20111923                             O            11/01/31
    0


    5766852          E82/G02             F          604,500.00         ZZ
                                         360        604,051.38          1
                                       7.500          4,226.75         61
                                       7.250          4,226.75
    WEST BLOOMFIELD  MI   48324          2            10/01/01         00
    0400495511                           05           11/01/01          0
    4560393                              O            10/01/31
    0


    5766874          E82/G02             F          355,000.00         ZZ
                                         360        355,000.00          1
                                       7.375          2,451.90         89
                                       7.125          2,451.90
    CHINO HILLS      CA   91709          5            10/01/01         04
    0400486858                           05           12/01/01         25
    0400486858                           O            11/01/31
    0


    5767054          420/G02             F          215,000.00         ZZ
                                         360        215,000.00          1
                                       7.000          1,430.40         64
                                       6.750          1,430.40
    GUERNEVILLE      CA   95446          2            10/09/01         00
    0433308228                           05           12/01/01          0
    51001738                             O            11/01/31
    0


1


    5767224          E22/G02             F           36,700.00         E
                                         360         36,674.74          2
                                       7.875            266.10         90
                                       7.625            266.10
    CAVE SPRING      GA   30124          1            10/03/01         01
    0412938854                           05           11/01/01         25
    0412938854                           N            10/01/31
    0


    5767234          E22/G02             F          235,000.00         ZZ
                                         360        234,829.91          1
                                       7.625          1,663.32         86
                                       7.375          1,663.32
    ALTO             MI   49302          5            09/28/01         01
    0412961351                           05           11/01/01         25
    0412961351                           O            10/01/31
    0


    5767240          E22/G02             F          129,100.00         ZZ
                                         360        128,991.54          1
                                       6.875            848.10         90
                                       6.625            848.10
    GARDNERVILLE     NV   89410          2            09/20/01         01
    0412965394                           05           11/01/01         25
    0412965394                           O            10/01/31
    0


    5767254          E22/G02             F          246,500.00         ZZ
                                         360        246,330.36          1
                                       7.875          1,787.30         85
                                       7.625          1,787.30
    PAGOSA SPRINGS   CO   81147          5            09/28/01         01
    0412980641                           03           11/01/01         12
    0412980641                           O            10/01/31
    0


    5767268          E22/G02             F          205,190.00         ZZ
                                         360        205,021.81          1
                                       7.000          1,365.13         75
                                       6.750          1,365.13
    NORCO            CA   92860          2            09/28/01         00
    0412994618                           05           11/01/01          0
    0412994618                           O            10/01/31
    0


    5767282          E22/G02             F          248,000.00         ZZ
                                         360        247,791.65          2
                                       6.875          1,629.18         80
                                       6.625          1,629.18
1


    QUINCY           MA   02169          1            10/03/01         00
    0413007691                           05           11/01/01          0
    0413007691                           O            10/01/31
    0


    5767286          E22/G02             F          305,000.00         ZZ
                                         360        304,784.73          1
                                       7.750          2,185.06         94
                                       7.500          2,185.06
    NANTUCKET        MA   02554          2            09/28/01         04
    0413009705                           07           11/01/01         30
    0413009705                           O            10/01/31
    0


    5767294          E22/G02             F          360,000.00         ZZ
                                         360        359,732.83          1
                                       7.500          2,517.17         80
                                       7.250          2,517.17
    HOUSTON          TX   77024          5            09/28/01         00
    0413012873                           03           11/01/01          0
    0413012873                           O            10/01/31
    0


    5767296          E22/G02             F          437,600.00         ZZ
                                         360        437,267.03          1
                                       7.375          3,022.39         80
                                       7.125          3,022.39
    SANTA CLARITA    CA   91351          5            09/25/01         00
    0413015090                           05           11/01/01          0
    0413015090                           O            10/01/31
    0


    5767316          E22/G02             F          172,800.00         ZZ
                                         360        172,668.51          1
                                       7.375          1,193.49         80
                                       7.125          1,193.49
    TROPHY CLUB      TX   76262          5            09/28/01         00
    0413022823                           03           11/01/01          0
    0413022823                           O            10/01/31
    0


    5767336          E22/G02             F          444,000.00         ZZ
                                         360        443,662.15          1
                                       7.375          3,066.60         80
                                       7.125          3,066.60
    BURLINGAME       CA   94010          1            09/14/01         00
    0413030677                           05           11/01/01          0
    0413030677                           O            10/01/31
    0
1




    5767356          E22/G02             F          125,300.00         ZZ
                                         360        125,220.10          1
                                       8.250            941.34         70
                                       8.000            941.34
    ALLEN            TX   75002          5            09/27/01         00
    0413037839                           05           11/01/01          0
    0413037839                           O            10/01/31
    0


    5767360          E22/G02             F          118,750.00         ZZ
                                         360        118,650.24          1
                                       6.875            780.10         90
                                       6.625            780.10
    COVENTRY         RI   02816          5            09/28/01         01
    0413041096                           05           11/01/01         25
    0413041096                           O            10/01/31
    0


    5767374          E22/G02             F          134,400.00         ZZ
                                         360        134,205.14          1
                                       7.750            962.86         80
                                       7.500            962.86
    GARDEN CITY      MI   48135          5            09/28/01         00
    0413049206                           05           11/01/01          0
    0413049206                           O            10/01/31
    0


    5767404          E22/G02             F          130,400.00         ZZ
                                         360        130,298.27          1
                                       7.250            889.56         80
                                       7.000            889.56
    HARMONY          NC   28634          2            09/28/01         00
    0413067331                           05           11/01/01          0
    0413067331                           O            10/01/31
    0


    5767418          E22/G02             F          112,000.00         ZZ
                                         360        111,926.73          1
                                       8.125            831.60         80
                                       7.875            831.60
    SANGER           TX   76266          5            09/28/01         00
    0413071804                           05           11/01/01          0
    0413071804                           O            10/01/31
    0


    5767434          E22/G02             F          288,000.00         ZZ
                                         360        287,775.33          1
1


                                       7.250          1,964.67         80
                                       7.000          1,964.67
    COLORADO SPRING  CO   80921          5            09/28/01         00
    0413075599                           05           11/01/01          0
    0413075599                           O            10/01/31
    0


    5767440          E22/G02             F          139,900.00         ZZ
                                         360        139,785.32          1
                                       7.000            930.76         94
                                       6.750            930.76
    KENNER           LA   70065          5            09/28/01         01
    0413077488                           05           11/01/01         30
    0413077488                           O            10/01/31
    0


    5767462          E22/G02             F          270,000.00         ZZ
                                         360        270,000.00          1
                                       8.375          2,052.20         90
                                       8.125          2,052.20
    ASBURY PARK      NJ   07712          1            10/03/01         04
    0413082934                           05           12/01/01         25
    0413082934                           N            11/01/31
    0


    5767468          E22/G02             F          106,500.00         ZZ
                                         360        106,500.00          1
                                       7.750            762.98         75
                                       7.500            762.98
    EUGENE           OR   97401          5            10/01/01         00
    0413085911                           05           12/01/01          0
    0413085911                           N            11/01/31
    0


    5785344          E22/G02             F          366,750.00         ZZ
                                         360        366,456.72          1
                                       7.125          2,470.86         90
                                       6.875          2,470.86
    CHATSWORTH       CA   91311          5            09/28/01         04
    0412986978                           05           11/01/01         25
    0412986978                           O            10/01/31
    0


    5785368          E22/G02             F          121,600.00         ZZ
                                         360        121,511.99          1
                                       7.625            860.68         80
                                       7.375            860.68
    PORT VINCENT     LA   70726          5            09/20/01         00
    0413029091                           05           11/01/01          0
1


    0413029091                           O            10/01/31
    0


    5785372          E22/G02             F          382,375.00         ZZ
                                         360        382,124.88          1
                                       8.125          2,839.12         95
                                       7.875          2,839.12
    STAR             ID   83669          1            10/02/01         01
    0413032749                           03           11/01/01         35
    0413032749                           O            10/01/31
    0


    5785380          E22/G02             F           80,500.00         ZZ
                                         360         80,445.99          4
                                       8.000            590.68         70
                                       7.750            590.68
    POMPANO BEACH    FL   33060          2            10/04/01         00
    0413042888                           05           11/01/01          0
    0413042888                           N            10/01/31
    0


    5785414          E22/G02             F          460,000.00         ZZ
                                         360        459,649.97          1
                                       7.375          3,177.11         80
                                       7.125          3,177.11
    ANTIOCH          CA   94509          5            09/27/01         00
    0413062399                           05           11/01/01          0
    0413062399                           O            10/01/31
    0


    5785422          E22/G02             F          135,850.00         ZZ
                                         360        135,765.56          1
                                       8.375          1,032.56         95
                                       8.125          1,032.56
    COLLINSVILLE     OK   74021          5            09/28/01         04
    0413070731                           05           11/01/01         30
    0413070731                           O            10/01/31
    0


    5785668          950/G02             F           94,200.00         ZZ
                                         360         94,144.38          1
                                       8.625            732.68         60
                                       8.375            732.68
    BELLEVUE         WA   98007          5            09/07/01         00
    0433288511                           01           11/01/01          0
    EW107335                             O            10/01/31
    0


1


    5788436          P67/G02             F          330,000.00         ZZ
                                         360        330,000.00          1
                                       7.625          2,335.72         78
                                       7.375          2,335.72
    TYNGSBOROUGH     MA   01879          5            10/12/01         00
    0433323359                           05           12/01/01          0
    L0485                                O            11/01/31
    0


    5790586          964/G02             F          224,000.00         ZZ
                                         360        224,000.00          1
                                       6.875          1,471.52         80
                                       6.625          1,471.52
    ROCKLIN          CA   95677          5            10/16/01         00
    0433303443                           05           12/01/01          0
    152310                               O            11/01/31
    0


    5792234          601/G02             F          171,000.00         ZZ
                                         360        170,769.76          3
                                       8.000          1,254.74         90
                                       7.750          1,254.74
    NEW HAVEN        CT   06511          1            08/30/01         11
    0433267473                           05           10/01/01         25
    60787791                             N            09/01/31
    0


    5795902          964/G02             F          298,000.00         ZZ
                                         360        298,000.00          1
                                       6.750          1,932.82         80
                                       6.500          1,932.82
    BOTHELL          WA   98012          2            10/10/01         00
    0433288289                           03           12/01/01          0
    154759                               O            11/01/31
    0


    5796586          964/G02             F          114,000.00         ZZ
                                         360        114,000.00          2
                                       8.000            836.49         75
                                       7.750            836.49
    PORTLAND         OR   97211          5            10/04/01         00
    0433257086                           05           12/01/01          0
    141782                               N            11/01/31
    0


    5803454          601/G02             F          152,000.00         ZZ
                                         360        151,762.13          1
                                       7.250          1,036.91         76
                                       7.000          1,036.91
1


    DENVER           CO   80222          5            08/20/01         00
    0433225000                           05           10/01/01          0
    60766748                             O            09/01/31
    0


    5804618          601/G02             F          340,000.00         ZZ
                                         360        339,493.76          1
                                       7.500          2,377.33         80
                                       7.250          2,377.33
    DALLAS           TX   75230          1            08/14/01         00
    0433224987                           05           10/01/01          0
    60766045                             O            09/01/31
    0


    5811686          E22/G02             F          390,900.00         ZZ
                                         360        390,900.00          1
                                       7.000          2,600.67         80
                                       6.750          2,600.67
    BOERNE           TX   78006          2            10/05/01         00
    0412935074                           03           12/01/01          0
    0412935074                           O            11/01/31
    0


    5811704          E22/G02             F          300,000.00         ZZ
                                         360        299,747.96          3
                                       6.875          1,970.79         75
                                       6.625          1,970.79
    LONG BEACH       NY   11561          2            10/01/01         00
    0412962581                           05           11/01/01          0
    0412962581                           O            10/01/31
    0


    5811706          E22/G02             F          315,000.00         ZZ
                                         360        314,754.27          1
                                       7.250          2,148.86         88
                                       7.000          2,148.86
    SALINAS          CA   93907          2            09/19/01         04
    0412970246                           05           11/01/01         25
    0412970246                           O            10/01/31
    0


    5811730          E22/G02             F           92,000.00         ZZ
                                         360         91,930.00          1
                                       7.375            635.42         80
                                       7.125            635.42
    SAN ANTONIO      TX   78216          5            10/01/01         00
    0413006776                           05           11/01/01          0
    0413006776                           O            10/01/31
    0
1




    5811734          E22/G02             F          308,000.00         ZZ
                                         360        307,771.42          2
                                       7.500          2,153.58         80
                                       7.250          2,153.58
    BRONX            NY   10469          1            10/05/01         00
    0413008996                           05           11/01/01          0
    0413008996                           O            10/01/31
    0


    5811766          E22/G02             F          428,000.00         ZZ
                                         360        428,000.00          1
                                       7.625          3,029.36         80
                                       7.375          3,029.36
    KATY             TX   77450          1            10/05/01         00
    0413029430                           03           12/01/01          0
    0413029430                           O            11/01/31
    0


    5811782          E22/G02             F           90,500.00         ZZ
                                         360         90,442.29          1
                                       8.250            679.90         95
                                       8.000            679.90
    OMAHA            NE   68137          5            10/01/01         04
    0413035726                           05           11/01/01         30
    0413035726                           O            10/01/31
    0


    5811798          E22/G02             F          196,200.00         ZZ
                                         360        196,050.71          1
                                       7.375          1,355.10         90
                                       7.125          1,355.10
    ANTELOPE         CA   95843          5            09/25/01         04
    0413040296                           05           11/01/01         25
    0413040296                           O            10/01/31
    0


    5811816          E22/G02             F          144,000.00         ZZ
                                         360        144,000.00          2
                                       7.750          1,031.63         80
                                       7.500          1,031.63
    BRANFORD         CT   06405          1            10/05/01         00
    0413051079                           05           12/01/01          0
    0413051079                           N            11/01/31
    0


    5811836          E22/G02             F          500,000.00         ZZ
                                         360        499,590.16          1
1


                                       7.000          3,326.51         80
                                       6.750          3,326.51
    BIRMINGHAM       AL   35222          5            10/01/01         00
    0413057233                           05           11/01/01          0
    0413057233                           O            10/01/31
    0


    5811854          E22/G02             F          125,000.00         ZZ
                                         360        124,913.97          4
                                       7.875            906.34         90
                                       7.625            906.34
    MIAMISBURG       OH   45342          1            10/05/01         04
    0413064551                           05           11/01/01         25
    0413064551                           N            10/01/31
    0


    5811860          E22/G02             F          350,000.00         ZZ
                                         360        349,726.96          1
                                       7.250          2,387.62         75
                                       7.000          2,387.62
    ESTES PARK       CO   80517          5            10/01/01         00
    0413070707                           03           11/01/01          0
    0413070707                           O            10/01/31
    0


    5811882          E22/G02             F          300,000.00         ZZ
                                         360        300,000.00          1
                                       7.250          2,046.53         80
                                       7.000          2,046.53
    ALAMEDA          CA   94501          5            09/26/01         00
    0413079682                           05           12/01/01          0
    0413079682                           O            11/01/31
    0


    5811884          E22/G02             F          207,000.00         ZZ
                                         360        207,000.00          1
                                       7.625          1,465.13         50
                                       7.375          1,465.13
    LAS VEGAS        NV   89120          5            09/27/01         00
    0413079740                           03           12/01/01          0
    0413079740                           O            11/01/31
    0


    5811888          E22/G02             F           67,000.00         ZZ
                                         360         67,000.00          1
                                       7.250            457.06         77
                                       7.000            457.06
    AMARILLO         TX   79109          5            10/01/01         00
    0413081027                           05           12/01/01          0
1


    0413081027                           O            11/01/31
    0


    5811898          E22/G02             F          130,500.00         ZZ
                                         360        130,500.00          1
                                       7.625            923.67         90
                                       7.375            923.67
    HIALEAH          FL   33012          1            10/05/01         04
    0413082389                           05           12/01/01         30
    0413082389                           O            11/01/31
    0


    5811906          E22/G02             F           66,600.00         ZZ
                                         360         66,600.00          1
                                       8.000            488.69         90
                                       7.750            488.69
    SOUTH BEND       IN   46628          1            10/08/01         04
    0413085838                           05           12/01/01         25
    0413085838                           N            11/01/31
    0


    5811914          E22/G02             F          144,000.00         ZZ
                                         360        143,895.78          1
                                       7.625          1,019.22         80
                                       7.375          1,019.22
    TARPON SPRINGS   FL   34689          5            10/01/01         00
    0413089004                           03           11/01/01          0
    0413089004                           O            10/01/31
    0


    5811916          E22/G02             F          130,500.00         ZZ
                                         360        130,412.44          4
                                       8.000            957.56         90
                                       7.750            957.56
    AUSTIN           TX   78723          1            10/03/01         04
    0413089137                           05           11/01/01         25
    0413089137                           N            10/01/31
    0


    5811922          E22/G02             F          130,500.00         ZZ
                                         360        130,412.44          4
                                       8.000            957.56         90
                                       7.750            957.56
    AUSTIN           TX   78723          1            10/03/01         04
    0413090945                           05           11/01/01         25
    0413090945                           N            10/01/31
    0


1


    5811944          E22/G02             F          196,000.00         E
                                         360        195,858.14          1
                                       7.625          1,387.28         80
                                       7.375          1,387.28
    BRENTWOOD        CA   94513          1            10/02/01         00
    0413108994                           05           11/01/01          0
    0413108994                           N            10/01/31
    0


    5812106          696/G02             F          304,600.00         ZZ
                                         360        304,395.62          1
                                       8.000          2,235.05         85
                                       7.750          2,235.05
    GERMANTOWN       MD   20876          1            09/27/01         12
    0433243904                           03           11/01/01         12
    31201214                             O            10/01/31
    0


    5818310          964/G02             F          100,000.00         ZZ
                                         360         99,925.79          1
                                       7.500            699.21         59
                                       7.250            699.21
    FORT COLLINS     CO   80521          5            09/24/01         00
    0433235587                           05           11/01/01          0
    141664                               O            10/01/31
    0


    5818592          624/G02             F          299,250.00         ZZ
                                         360        299,250.00          1
                                       7.250          2,041.41         95
                                       7.000          2,041.41
    CHULA VISTA      CA   91910          5            10/10/01         01
    0433295201                           05           12/01/01         30
    37006210996F                         O            11/01/31
    0


    5821784          696/G02             F          131,600.00         ZZ
                                         360        131,502.33          4
                                       7.500            920.17         80
                                       7.250            920.17
    SHEPHERDSTOWN    WV   25443          1            09/29/01         00
    0433244951                           05           11/01/01          0
    22601186                             N            10/01/31
    0


    5821844          X05/G02             F          280,000.00         ZZ
                                         360        280,000.00          3
                                       7.500          1,957.80         80
                                       7.250          1,957.80
1


    SAN DIEGO        CA   92104          2            10/10/01         00
    0433313251                           05           12/01/01          0
    01109127                             O            11/01/31
    0


    5823032          U62/G02             F          270,000.00         ZZ
                                         360        270,000.00          1
                                       6.875          1,773.71         85
                                       6.625          1,773.71
    FARMINGDALE      NY   11735          5            10/12/01         04
    0433290731                           05           12/01/01         12
    2001308146                           O            11/01/31
    0


    5824252          E84/G02             F          138,000.00         ZZ
                                         360        137,740.88          1
                                       8.375          1,048.90         79
                                       8.125          1,048.90
    LAKEWOOD         CO   80226          2            08/06/01         00
    0433228582                           05           09/01/01          0
    32800785                             O            08/01/31
    0


    5826872          964/G02             F          376,000.00         ZZ
                                         360        376,000.00          1
                                       6.875          2,470.05         69
                                       6.625          2,470.05
    FOUNTAIN HILLS   AZ   85268          5            10/16/01         00
    0433316064                           03           12/01/01          0
    155767                               O            11/01/31
    0


    5830568          U87/G02             F          376,000.00         ZZ
                                         360        376,000.00          1
                                       7.000          2,501.54         80
                                       6.750          2,501.54
    DOVE CANYON      CA   92679          5            10/04/01         00
    0433319571                           03           12/01/01          0
    2386                                 O            11/01/31
    0


    5831528          L33/G02             F          209,600.00         ZZ
                                         360        209,600.00          1
                                       6.875          1,376.92         80
                                       6.625          1,376.92
    WESTMINSTER      CO   80030          5            10/15/01         00
    0433310158                           03           12/01/01          0
    00922212                             O            11/01/31
    0
1




    5835820          E82/G02             F          206,900.00         ZZ
                                         360        206,734.55          1
                                       7.125          1,393.92         80
                                       6.875          1,393.92
    UNITY            ME   04988          2            09/27/01         00
    0400496345                           05           11/01/01          0
    3733616                              O            10/01/31
    0


    5835850          E82/G02             F           39,500.00         ZZ
                                         360         39,500.00          1
                                       8.500            303.72         76
                                       8.250            303.72
    RICHMOND         VA   23224          2            10/09/01         00
    0400476693                           05           12/01/01          0
    0400476693                           N            11/01/31
    0


    5835872          E82/G02             F           57,600.00         ZZ
                                         360         57,600.00          1
                                       7.625            407.69         80
                                       7.375            407.69
    CHICAGO          IL   60636          5            10/04/01         00
    0400486288                           05           12/01/01          0
    0400486288                           O            11/01/31
    0


    5836022          696/G02             F           87,000.00         ZZ
                                         360         87,000.00          1
                                       7.875            630.81         76
                                       7.625            630.81
    WASHINGTON       DC   20036          1            10/01/01         00
    0433259058                           08           12/01/01          0
    25701078                             N            11/01/31
    0


    5842056          624/G02             F          275,000.00         ZZ
                                         360        275,000.00          1
                                       7.250          1,875.98         76
                                       7.000          1,875.98
    AUSTIN           TX   78731          1            10/11/01         00
    0433292513                           05           12/01/01          0
    82700110193                          O            11/01/31
    0


    5850654          L60/F27             F          200,000.00         ZZ
                                         360        199,702.21          1
1


                                       7.500          1,398.43         77
                                       7.250          1,398.43
    GREENVILLE       SC   29609          1            08/03/01         00
    6610754358                           03           10/01/01          0
    6610754358                           O            09/01/31
    0


    5850660          L60/F27             F          237,000.00         ZZ
                                         360        236,469.02          1
                                       7.500          1,657.14         80
                                       7.250          1,657.14
    VIRGINIA BEACH   VA   23454          1            07/06/01         00
    6920084662                           05           09/01/01          0
    6920084662                           O            08/01/31
    0


    5850816          L60/F27             F          395,500.00         T
                                         360        394,911.14          1
                                       7.500          2,765.39         69
                                       7.250          2,765.39
    HOLDEN BEACH     NC   28462          2            08/10/01         00
    6610776564                           05           10/01/01          0
    6610776564                           O            09/01/31
    0


    5850850          L60/F27             F          431,250.00         ZZ
                                         360        429,200.73          1
                                       7.250          2,941.89         75
                                       7.000          2,941.89
    NORTH POTOMAC    MD   20878          2            04/06/01         00
    6920036706                           05           06/01/01          0
    6920036706                           O            05/01/31
    0


    5850854          L60/F27             F          443,000.00         ZZ
                                         360        441,335.48          1
                                       7.500          3,097.52         74
                                       7.250          3,097.52
    BALTIMORE        MD   21210          5            05/24/01         00
    6990374013                           05           07/01/01          0
    6990374013                           O            06/01/31
    0


    5850862          L60/F27             F          462,400.00         ZZ
                                         360        461,676.40          1
                                       7.250          3,154.38         80
                                       7.000          3,154.38
    CLIFTON          VA   20124          1            08/02/01         00
    6920009954                           05           10/01/01          0
1


    6920009954                           O            09/01/31
    0


    5850866          L60/F27             F          480,000.00         T
                                         360        478,897.54          1
                                       7.375          3,315.24         80
                                       7.125          3,315.24
    COROLLA          NC   27927          1            08/01/01         00
    6990393662                           05           09/01/01          0
    6990393662                           O            08/01/31
    0


    5858226          286/286             F          650,000.00         ZZ
                                         360        648,003.29          1
                                       7.375          4,489.39         60
                                       7.125          4,489.39
    MOUNT AIRY       MD   21771          2            06/29/00         00
    9971638                              05           08/01/01          0
    9971638                              O            07/01/31
    0


    5858244          286/286             F          124,100.00         ZZ
                                         360        123,956.68          1
                                       8.750            976.30         74
                                       8.500            976.30
    GLENDALE         AZ   85303          1            08/01/01         00
    511154                               03           10/01/01          0
    511154                               N            09/01/31
    0


    5858250          286/286             F          112,400.00         ZZ
                                         360        112,270.19          1
                                       8.750            884.25         90
                                       8.500            884.25
    POULSBO          WA   98370          1            08/08/01         01
    9938567                              05           10/01/01         25
    9938567                              O            09/01/31
    0


    5860330          E22/G02             F           69,500.00         ZZ
                                         360         69,445.79          1
                                       7.250            474.11         52
                                       7.000            474.11
    POWDERLY         TX   75473          5            09/26/01         00
    0412885394                           05           11/01/01          0
    0412885394                           O            10/01/31
    0


1


    5860350          E22/G02             F          528,000.00         ZZ
                                         360        528,000.00          1
                                       7.000          3,512.80         80
                                       6.750          3,512.80
    RENO             NV   89509          5            10/03/01         00
    0412970063                           05           12/01/01          0
    0412970063                           O            11/01/31
    0


    5860354          E22/G02             F          255,000.00         T
                                         360        254,785.77          1
                                       6.875          1,675.17         75
                                       6.625          1,675.17
    FRENCHTOWN       MT   59834          4            10/09/01         00
    0412973562                           05           11/01/01          0
    0412973562                           O            10/01/31
    0


    5860380          E22/G02             F          188,000.00         ZZ
                                         360        187,860.48          1
                                       7.500          1,314.52         80
                                       7.250          1,314.52
    LAKEWOOD         CA   90713          5            09/28/01         00
    0413015827                           05           11/01/01          0
    0413015827                           O            10/01/31
    0


    5860394          E22/G02             F          105,200.00         ZZ
                                         360        105,129.41          1
                                       8.000            771.92         63
                                       7.750            771.92
    KENOSHA          WI   53142          2            09/18/01         00
    0413024464                           03           11/01/01          0
    0413024464                           O            10/01/31
    0


    5860400          E22/G02             F          350,000.00         ZZ
                                         360        350,000.00          1
                                       8.000          2,568.18         65
                                       7.750          2,568.18
    POPE VALLEY      CA   94567          5            09/28/01         00
    0413026287                           05           12/01/01          0
    0413026287                           O            11/01/31
    0


    5860422          E22/G02             F           57,950.00         ZZ
                                         360         57,950.00          1
                                       7.750            415.16         95
                                       7.500            415.16
1


    MEMPHIS          TN   38108          5            10/02/01         10
    0413032632                           05           12/01/01         30
    0413032632                           O            11/01/31
    0


    5860428          E22/G02             F          108,000.00         ZZ
                                         360        108,000.00          1
                                       7.125            727.62         79
                                       6.875            727.62
    BONITA SPRINGS   FL   34135          5            10/03/01         00
    0413035676                           05           12/01/01          0
    0413035676                           O            11/01/31
    0


    5860482          E22/G02             F          112,000.00         ZZ
                                         360        111,908.19          1
                                       7.000            745.14         79
                                       6.750            745.14
    SAN ANTONIO      TX   78216          5            10/01/01         00
    0413062852                           05           11/01/01          0
    0413062852                           O            10/01/31
    0


    5860502          E22/G02             F          135,000.00         ZZ
                                         360        135,000.00          1
                                       7.375            932.41         38
                                       7.125            932.41
    DALLAS           TX   75205          5            10/02/01         00
    0413070715                           05           12/01/01          0
    0413070715                           O            11/01/31
    0


    5860524          E22/G02             F          118,980.00         ZZ
                                         240        118,980.00          1
                                       7.000            922.45         90
                                       6.750            922.45
    MIAMI            FL   33177          2            10/02/01         04
    0413076902                           05           12/01/01         25
    0413076902                           O            11/01/21
    0


    5860530          E22/G02             F           88,000.00         ZZ
                                         360         88,000.00          1
                                       7.250            600.32         88
                                       7.000            600.32
    ALBANY           GA   31705          5            10/03/01         10
    0413078510                           05           12/01/01         25
    0413078510                           O            11/01/31
    0
1




    5860538          E22/G02             F          200,000.00         ZZ
                                         360        200,000.00          1
                                       7.500          1,398.43         58
                                       7.250          1,398.43
    DUBLIN           CA   94568          5            09/28/01         00
    0413080409                           05           12/01/01          0
    0413080409                           O            11/01/31
    0


    5860546          E22/G02             F          399,000.00         ZZ
                                         360        399,000.00          1
                                       7.250          2,721.88         84
                                       7.000          2,721.88
    AVALON           CA   90704          1            09/28/01         04
    0413082256                           03           12/01/01         12
    0413082256                           O            11/01/31
    0


    5860548          E22/G02             F          307,700.00         ZZ
                                         360        307,700.00          1
                                       7.625          2,177.88         85
                                       7.375          2,177.88
    SALT LAKE CITY   UT   84121          2            10/02/01         01
    0413083064                           05           12/01/01         12
    0413083064                           O            11/01/31
    0


    5860558          E22/G02             F           54,400.00         ZZ
                                         360         54,400.00          1
                                       8.375            413.48         80
                                       8.125            413.48
    DALLAS           TX   75211          1            10/08/01         00
    0413085531                           05           12/01/01          0
    0413085531                           N            11/01/31
    0


    5860568          E22/G02             F          200,700.00         ZZ
                                         360        200,700.00          1
                                       7.250          1,369.13         84
                                       7.000          1,369.13
    OLD LYME         CT   06371          2            10/03/01         04
    0413089269                           05           12/01/01         12
    0413089269                           O            11/01/31
    0


    5860572          E22/G02             F          637,500.00         ZZ
                                         360        637,500.00          1
1


                                       7.375          4,403.05         75
                                       7.125          4,403.05
    BELLEVUE         WA   98004          5            10/02/01         00
    0413092214                           05           12/01/01          0
    0413092214                           O            11/01/31
    0


    5860580          E22/G02             F          500,000.00         ZZ
                                         360        500,000.00          1
                                       7.125          3,368.59         73
                                       6.875          3,368.59
    SAN JUAN BAUTIS  CA   95045          1            10/02/01         00
    0413094665                           05           12/01/01          0
    0413094665                           O            11/01/31
    0


    5860582          E22/G02             F           54,000.00         ZZ
                                         360         54,000.00          1
                                       7.875            391.54         90
                                       7.625            391.54
    HOBE SOUND       FL   33455          1            10/09/01         01
    0413097478                           01           12/01/01         25
    0413097478                           N            11/01/31
    0


    5860604          E22/G02             F           87,400.00         ZZ
                                         360         87,400.00          1
                                       6.875            574.16         95
                                       6.625            574.16
    PINSON           AL   35126          1            10/08/01         10
    0413109737                           05           12/01/01         30
    0413109737                           O            11/01/31
    0


    5860610          E22/G02             F           73,710.00         ZZ
                                         360         73,710.00          1
                                       8.250            553.76         90
                                       8.000            553.76
    HAMDEN           CT   06514          1            10/09/01         01
    0413110636                           01           12/01/01         25
    0413110636                           N            11/01/31
    0


    5860618          E22/G02             F          345,500.00         ZZ
                                         360        345,500.00          1
                                       6.875          2,269.69         80
                                       6.625          2,269.69
    MARIETTA         GA   30066          1            10/08/01         00
    0413115676                           03           12/01/01          0
1


    0413115676                           O            11/01/31
    0


    5867970          K15/G02             F          178,800.00         ZZ
                                         360        178,800.00          1
                                       8.000          1,311.97         92
                                       7.750          1,311.97
    COLORADO SPRING  CO   80922          5            10/15/01         26
    0433294733                           05           12/01/01         30
    021805301686                         O            11/01/31
    0


    5875956          B23/G02             F          270,000.00         ZZ
                                         360        270,000.00          1
                                       6.875          1,773.71         75
                                       6.625          1,773.71
    LA HABRA         CA   90631          2            10/03/01         00
    0433302296                           05           12/01/01          0
    88004764                             O            11/01/31
    0


    5881438          E82/G02             F          130,500.00         ZZ
                                         360        130,500.00          1
                                       7.875            946.22         95
                                       7.625            946.22
    JAMAICA          NY   11432          2            10/08/01         04
    0400479218                           08           12/01/01         30
    0400479218                           O            11/01/31
    0


    5884506          A52/G02             F          253,000.00         ZZ
                                         360        253,000.00          1
                                       7.875          1,834.43         72
                                       7.625          1,834.43
    ATLANTA          GA   30305          5            10/19/01         00
    0433335437                           05           12/01/01          0
    16729                                O            11/01/31
    0


    5886862          E22/G02             F          124,000.00         ZZ
                                         360        124,000.00          1
                                       7.500            867.03         80
                                       7.250            867.03
    KATY             TX   77450          5            10/02/01         00
    0413040940                           03           12/01/01          0
    0413040940                           O            11/01/31
    0


1


    5886864          E22/G02             F          148,000.00         ZZ
                                         360        148,000.00          2
                                       7.125            997.10         78
                                       6.875            997.10
    CANOGA PARK      CA   91303          2            10/01/01         00
    0413043449                           05           12/01/01          0
    0413043449                           O            11/01/31
    0


    5886870          E22/G02             F          165,600.00         ZZ
                                         360        165,600.00          1
                                       7.875          1,200.71         80
                                       7.625          1,200.71
    NOTTINGHAM       NH   03290          5            10/04/01         00
    0413049719                           05           12/01/01          0
    0413049719                           O            11/01/31
    0


    5886880          E22/G02             F           54,900.00         ZZ
                                         360         54,900.00          2
                                       8.375            417.28         90
                                       8.125            417.28
    NEW ORLEANS      LA   70117          2            10/10/01         04
    0413056367                           05           12/01/01         25
    0413056367                           N            11/01/31
    0


    5886882          E22/G02             F          200,000.00         ZZ
                                         360        200,000.00          1
                                       7.125          1,347.44         80
                                       6.875          1,347.44
    SANTA CLARITA    CA   91350          1            10/02/01         00
    0413056623                           05           12/01/01          0
    0413056623                           O            11/01/31
    0


    5886890          E22/G02             F          192,500.00         ZZ
                                         360        192,500.00          1
                                       6.875          1,264.59         64
                                       6.625          1,264.59
    CROCKETT         CA   94525          2            10/02/01         00
    0413062597                           05           12/01/01          0
    0413062597                           O            11/01/31
    0


    5886896          E22/G02             F          146,000.00         ZZ
                                         360        146,000.00          1
                                       7.000            971.34         36
                                       6.750            971.34
1


    RESCUE           CA   95672          5            09/28/01         00
    0413067307                           05           12/01/01          0
    0413067307                           O            11/01/31
    0


    5886898          E22/G02             F          242,000.00         ZZ
                                         360        242,000.00          1
                                       6.875          1,589.77         79
                                       6.625          1,589.77
    CROCKETT         CA   94525          2            09/28/01         00
    0413067844                           05           12/01/01          0
    0413067844                           O            11/01/31
    0


    5886908          E22/G02             F           50,000.00         ZZ
                                         360         49,968.92          1
                                       8.375            380.04         72
                                       8.125            380.04
    MIAMI            FL   33142          5            09/28/01         00
    0413073404                           05           11/01/01          0
    0413073404                           N            10/01/31
    0


    5886912          E22/G02             F          139,200.00         ZZ
                                         360        139,200.00          1
                                       6.875            914.44         80
                                       6.625            914.44
    HENDERSONVILLE   NC   28739          2            10/04/01         00
    0413077041                           03           12/01/01          0
    0413077041                           O            11/01/31
    0


    5886920          E22/G02             F          360,000.00         ZZ
                                         360        360,000.00          1
                                       8.250          2,704.56         90
                                       8.000          2,704.56
    HIALEAH          FL   33015          1            10/10/01         01
    0413080631                           05           12/01/01         30
    0413080631                           O            11/01/31
    0


    5886930          E22/G02             F           94,500.00         ZZ
                                         360         94,500.00          1
                                       7.500            660.76         90
                                       7.250            660.76
    COLORADO SPRING  CO   80911          2            10/04/01         04
    0413084070                           05           12/01/01         25
    0413084070                           O            11/01/31
    0
1




    5886942          E22/G02             F          113,850.00         ZZ
                                         360        113,850.00          1
                                       7.750            815.64         90
                                       7.500            815.64
    JUPITER          FL   33458          1            10/10/01         01
    0413088576                           05           12/01/01         25
    0413088576                           O            11/01/31
    0


    5886946          E22/G02             F          125,600.00         ZZ
                                         360        125,600.00          1
                                       6.875            825.10         80
                                       6.625            825.10
    AUSTIN           TX   78749          5            10/04/01         00
    0413090242                           05           12/01/01          0
    0413090242                           O            11/01/31
    0


    5886972          E22/G02             F          144,500.00         ZZ
                                         360        144,500.00          1
                                       7.250            985.74         93
                                       7.000            985.74
    LYNNWOOD         WA   98036          2            10/03/01         01
    0413100199                           05           12/01/01         30
    0413100199                           O            11/01/31
    0


    5886984          E22/G02             F          264,000.00         ZZ
                                         360        264,000.00          1
                                       6.875          1,734.29         80
                                       6.625          1,734.29
    TRINIDAD         CO   81082          1            10/10/01         00
    0413111907                           05           12/01/01          0
    0413111907                           O            11/01/31
    0


    5886988          E22/G02             F           71,900.00         ZZ
                                         360         71,900.00          3
                                       7.000            478.35         90
                                       6.750            478.35
    GRETNA           LA   70056          1            10/10/01         04
    0413121989                           05           12/01/01         25
    0413121989                           N            11/01/31
    0


    5890400          S48/S48             F          384,000.00         ZZ
                                         360        383,182.83          1
1


                                       7.125          2,587.08         80
                                       6.875          2,587.08
    HOUSTON          TX   77077          1            08/23/01         00
    0029788502                           03           10/01/01          0
    0029788502                           O            09/01/31
    0


    5890404          S48/S48             F          500,000.00         ZZ
                                         360        499,291.92          1
                                       7.750          3,582.07         69
                                       7.500          3,582.07
    ALTANTA          GA   30328          5            08/02/01         00
    0099133936                           05           10/01/01          0
    0099133936                           O            09/01/31
    0


    5890410          S48/S48             F          382,500.00         ZZ
                                         360        382,178.65          1
                                       6.875          2,512.76         75
                                       6.625          2,512.76
    PALM DESERT      CA   92211          5            08/28/01         00
    6018692316                           03           11/01/01          0
    6018692316                           O            10/01/31
    0


    5890418          S48/S48             F          319,914.00         ZZ
                                         360        319,693.84          1
                                       7.875          2,319.60         79
                                       7.625          2,319.60
    RENO             NV   89509          1            09/10/01         00
    6043833869                           03           11/01/01          0
    6043833869                           O            10/01/31
    0


    5890424          S48/S48             F          455,000.00         ZZ
                                         360        454,627.04          1
                                       7.000          3,027.13         70
                                       6.750          3,027.13
    EDGEWOOD         WA   98371          2            09/20/01         00
    6103601081                           05           11/01/01          0
    6103601081                           O            10/01/31
    0


    5890434          S48/S48             F          339,000.00         ZZ
                                         360        338,728.90          1
                                       7.125          2,283.91         54
                                       6.875          2,283.91
    HAYWARD          CA   94544          1            09/06/01         00
    6147953951                           03           11/01/01          0
1


    6147953951                           O            10/01/31
    0


    5890440          S48/S48             F          465,000.00         ZZ
                                         360        464,341.49          1
                                       7.750          3,331.32         69
                                       7.500          3,331.32
    SEATTLE          WA   98116          5            08/27/01         00
    6158684388                           05           10/01/01          0
    6158684388                           O            09/01/31
    0


    5890446          S48/S48             F          313,000.00         ZZ
                                         360        312,761.83          1
                                       7.375          2,161.82         75
                                       7.125          2,161.82
    ELLICOTT CITY    MD   21042          2            09/05/01         00
    6210384928                           05           11/01/01          0
    6210384928                           O            10/01/31
    0


    5890448          S48/S48             F          313,600.00         ZZ
                                         360        313,155.89          1
                                       7.750          2,246.67         80
                                       7.500          2,246.67
    THOUSAND OAKS    CA   91361          1            08/08/01         00
    6212637315                           01           10/01/01          0
    6212637315                           O            09/01/31
    0


    5890450          S48/S48             F          376,000.00         ZZ
                                         360        375,727.86          1
                                       7.625          2,661.31         59
                                       7.375          2,661.31
    VENETIA          PA   15367          2            09/24/01         00
    6213236109                           05           11/01/01          0
    6213236109                           O            10/01/31
    0


    5890452          S48/S48             F          574,550.00         ZZ
                                         360        574,079.04          1
                                       7.000          3,822.50         68
                                       6.750          3,822.50
    REDWOOD CIT      CA   94061          5            09/06/01         00
    6232053691                           05           11/01/01          0
    6232053691                           O            10/01/31
    0


1


    5890454          S48/S48             F          340,000.00         ZZ
                                         360        339,741.28          1
                                       7.375          2,348.30         49
                                       7.125          2,348.30
    BEVERLY HILLS    CA   90211          2            09/14/01         00
    6269229818                           05           11/01/01          0
    6269229818                           N            10/01/31
    0


    5890458          S48/S48             F          498,750.00         ZZ
                                         360        498,370.48          1
                                       7.375          3,444.75         75
                                       7.125          3,444.75
    LEAWOOD          KS   66223          2            09/13/01         00
    6317529771                           03           11/01/01          0
    6317529771                           O            10/01/31
    0


    5890462          S48/S48             F          650,000.00         T
                                         360        649,492.93          1
                                       7.250          4,434.15         43
                                       7.000          4,434.15
    CARMEL           CA   93921          2            09/14/01         00
    6338916585                           05           11/01/01          0
    6338916585                           O            10/01/31
    0


    5890464          S48/S48             F          365,000.00         ZZ
                                         360        364,715.26          1
                                       7.250          2,489.95         46
                                       7.000          2,489.95
    PINECREST        FL   33156          5            09/18/01         00
    6341984067                           05           11/01/01          0
    6341984067                           O            10/01/31
    0


    5890466          S48/S48             F          322,000.00         ZZ
                                         360        321,778.40          1
                                       7.875          2,334.73         54
                                       7.625          2,334.73
    E.FALMOUTH       MA   02536          2            09/18/01         00
    6362509264                           05           11/01/01          0
    6362509264                           O            10/01/31
    0


    5890472          S48/S48             F          300,000.00         ZZ
                                         360        299,777.35          1
                                       7.500          2,097.65         66
                                       7.250          2,097.65
1


    NEWARK           CA   94560          5            09/14/01         00
    6387474130                           05           11/01/01          0
    6387474130                           O            10/01/31
    0


    5890474          S48/S48             F          393,750.00         ZZ
                                         360        393,419.20          1
                                       6.875          2,586.66         75
                                       6.625          2,586.66
    OLNEY            MD   20832          5            09/17/01         00
    6396229194                           03           11/01/01          0
    6396229194                           O            10/01/31
    0


    5890478          S48/S48             F          335,000.00         ZZ
                                         360        334,745.08          1
                                       7.375          2,313.77         61
                                       7.125          2,313.77
    SANTA CRUZ       CA   95060          5            09/10/01         00
    6405653756                           05           11/01/01          0
    6405653756                           O            10/01/31
    0


    5890488          S48/S48             F          374,500.00         ZZ
                                         360        373,934.81          1
                                       7.625          2,650.69         70
                                       7.375          2,650.69
    CARMEL VALLEY    CA   93924          1            08/20/01         00
    6456340626                           05           10/01/01          0
    6456340626                           N            09/01/31
    0


    5890490          S48/S48             F          441,000.00         ZZ
                                         360        440,638.51          1
                                       7.000          2,933.99         59
                                       6.750          2,933.99
    SANTA CRUZ       CA   95060          2            09/25/01         00
    6481153432                           05           11/01/01          0
    6481153432                           O            10/01/31
    0


    5890492          S48/S48             F          300,000.00         ZZ
                                         360        299,777.35          1
                                       7.500          2,097.65         75
                                       7.250          2,097.65
    BLYTHEWOOD       SC   29016          5            09/21/01         00
    6483784143                           03           11/01/01          0
    6483784143                           O            10/01/31
    0
1




    5890494          S48/S48             F          308,500.00         ZZ
                                         360        308,271.05          1
                                       7.500          2,157.08         35
                                       7.250          2,157.08
    ENGLEWOOD        CO   80111          2            09/10/01         00
    6500310500                           05           11/01/01          0
    6500310500                           O            10/01/31
    0


    5890500          S48/S48             F          291,500.00         ZZ
                                         360        291,065.96          1
                                       7.500          2,038.22         77
                                       7.250          2,038.22
    OVERLAND PARK    KS   66223          5            08/17/01         00
    6556678560                           03           10/01/01          0
    6556678560                           O            09/01/31
    0


    5890506          S48/S48             F          595,000.00         ZZ
                                         360        594,580.05          1
                                       7.750          4,262.66         70
                                       7.500          4,262.66
    BROOKLINE        MA   02445          2            09/06/01         00
    6645116655                           05           11/01/01          0
    6645116655                           O            10/01/31
    0


    5890520          S48/S48             F          345,000.00         ZZ
                                         360        344,737.48          1
                                       7.375          2,382.83         50
                                       7.125          2,382.83
    BEVERLY HIL      CA   90211          2            09/04/01         00
    6776180355                           05           11/01/01          0
    6776180355                           N            10/01/31
    0


    5890534          S48/S48             F          334,950.00         ZZ
                                         360        334,475.65          1
                                       7.750          2,399.63         53
                                       7.500          2,399.63
    CINCINNATI       OH   45227          1            08/31/01         00
    6909396274                           05           10/01/01          0
    6909396274                           O            09/01/31
    0


    5890538          S48/S48             F          475,000.00         ZZ
                                         360        474,638.56          1
1


                                       7.375          3,280.71         65
                                       7.125          3,280.71
    KITTY HAWK       NC   27949          2            09/07/01         00
    6986341748                           03           11/01/01          0
    6986341748                           O            10/01/31
    0


    5890540          S48/S48             F          665,000.00         ZZ
                                         360        664,518.69          1
                                       7.625          4,706.83         61
                                       7.375          4,706.83
    BERKELEY         CA   94704          5            08/28/01         00
    6988800279                           05           11/01/01          0
    6988800279                           O            10/01/31
    0


    5890544          S48/S48             F          295,400.00         ZZ
                                         360        294,949.06          1
                                       7.375          2,040.26         70
                                       7.125          2,040.26
    LOS ANGELES      CA   91307          5            08/15/01         00
    6507521281                           05           10/01/01          0
    6507521281                           O            09/01/31
    0


    5890546          S48/S48             F          424,000.00         ZZ
                                         360        423,669.24          1
                                       7.250          2,892.43         69
                                       7.000          2,892.43
    SILVERTHORN      CO   80498          2            09/24/01         00
    6509226434                           03           11/01/01          0
    6509226434                           O            10/01/31
    0


    5890560          S48/S48             F          575,000.00         ZZ
                                         360        574,562.46          1
                                       7.375          3,971.39         52
                                       7.125          3,971.39
    MILPITAS         CA   95035          2            09/13/01         00
    6668064659                           05           11/01/01          0
    6668064659                           O            10/01/31
    0


    5890564          S48/S48             F          385,600.00         ZZ
                                         360        385,299.19          1
                                       7.250          2,630.48         80
                                       7.000          2,630.48
    SEATTLE          WA   98116          1            09/25/01         00
    6693256189                           05           11/01/01          0
1


    6693256189                           O            10/01/31
    0


    5890566          S48/S48             F          400,000.00         ZZ
                                         360        399,724.72          1
                                       7.875          2,900.28         66
                                       7.625          2,900.28
    WOODBURY         MN   55129          5            09/05/01         00
    6730502009                           05           11/01/01          0
    6730502009                           O            10/01/31
    0


    5890568          S48/S48             F          600,000.00         ZZ
                                         360        599,543.44          1
                                       7.375          4,144.06         75
                                       7.125          4,144.06
    SARASOTA         FL   34236          1            09/17/01         00
    6749011638                           05           11/01/01          0
    6749011638                           O            10/01/31
    0


    5890570          S48/S48             F          348,750.00         ZZ
                                         360        348,477.94          1
                                       7.250          2,379.09         75
                                       7.000          2,379.09
    SAN LEANDRO      CA   94577          1            09/14/01         00
    6763556161                           05           11/01/01          0
    6763556161                           O            10/01/31
    0


    5890574          S48/S48             F          358,000.00         ZZ
                                         360        357,246.47          1
                                       7.500          2,503.19         66
                                       7.250          2,503.19
    SAN JOSE         CA   95127          1            08/06/01         00
    6765038010                           05           10/01/01          0
    6765038010                           O            09/01/31
    0


    5890578          S48/S48             F          500,000.00         ZZ
                                         360        499,217.53          1
                                       7.250          3,410.89         56
                                       7.000          3,410.89
    ANGWIN           CA   94508          1            08/17/01         00
    6840032665                           05           10/01/01          0
    6840032665                           O            09/01/31
    0


1


    5890580          S48/S48             F          405,000.00         ZZ
                                         360        404,381.75          2
                                       7.375          2,797.24         62
                                       7.125          2,797.24
    MOUNTAIN VI      CA   94041          2            08/08/01         00
    6842074152                           05           10/01/01          0
    6842074152                           O            09/01/31
    0


    5890584          S48/S48             F          303,000.00         ZZ
                                         360        302,763.63          1
                                       7.250          2,067.00         57
                                       7.000          2,067.00
    NOVATO           CA   94945          2            09/19/01         00
    6921939937                           05           11/01/01          0
    6921939937                           O            10/01/31
    0


    5890592          S48/S48             F          334,400.00         ZZ
                                         360        333,889.53          1
                                       7.375          2,309.62         80
                                       7.125          2,309.62
    CYPRESS          CA   90630          1            08/28/01         00
    6990958172                           05           10/01/01          0
    6990958172                           O            09/01/31
    0


    5895442          624/G02             F          119,200.00         ZZ
                                         360        119,200.00          1
                                       7.375            823.28         80
                                       7.125            823.28
    RANCHO CORDOVA   CA   95670          1            10/09/01         00
    0433290848                           05           12/01/01          0
    38800611873F                         O            11/01/31
    0


    5899554          S11/G02             F          155,500.00         ZZ
                                         360        155,378.70          1
                                       7.250          1,060.78         73
                                       7.000          1,060.78
    SAN JUAN CAPIST  CA   92675          2            09/25/01         00
    0433258381                           03           11/01/01          0
    10203188                             O            10/01/31
    0


    5905546          L16/G02             F          125,100.00         ZZ
                                         360        125,100.00          4
                                       8.000            917.94         90
                                       7.750            917.94
1


    BAKERSFIELD      CA   93304          1            10/19/01         04
    0433332178                           05           12/01/01         30
    W0108124                             N            11/01/31
    0


    5907078          K15/G02             F          341,500.00         ZZ
                                         360        341,500.00          1
                                       7.875          2,476.11         85
                                       7.625          2,476.11
    BRENTWOOD        CA   94513          5            10/22/01         11
    0433312485                           05           12/01/01         12
    026605303426                         O            11/01/31
    0


    5910478          E22/G02             F           55,000.00         ZZ
                                         360         55,000.00          1
                                       7.125            370.55         86
                                       6.875            370.55
    RICHMOND         VA   23222          2            10/05/01         10
    0413002262                           05           12/01/01         25
    0413002262                           O            11/01/31
    0


    5910490          E22/G02             F           68,000.00         ZZ
                                         360         68,000.00          1
                                       7.125            458.13         73
                                       6.875            458.13
    SPRING           TX   77379          5            10/05/01         00
    0413023896                           03           12/01/01          0
    0413023896                           O            11/01/31
    0


    5910506          E22/G02             F           84,600.00         ZZ
                                         360         84,600.00          1
                                       7.250            577.12         90
                                       7.000            577.12
    COVINGTON        KY   41014          5            10/05/01         11
    0413039827                           05           12/01/01         25
    0413039827                           O            11/01/31
    0


    5910512          E22/G02             F          104,500.00         ZZ
                                         360        104,500.00          1
                                       8.500            803.51         95
                                       8.250            803.51
    WILMONT TOWNSHI  MI   49799          5            10/05/01         01
    0413054040                           05           12/01/01         30
    0413054040                           O            11/01/31
    0
1




    5910528          E22/G02             F          399,900.00         ZZ
                                         360        399,900.00          1
                                       6.500          2,527.64         42
                                       6.250          2,527.64
    PETALUMA         CA   94952          1            10/04/01         00
    0413061615                           05           12/01/01          0
    0413061615                           O            11/01/31
    0


    5910562          E22/G02             F          156,000.00         ZZ
                                         360        156,000.00          1
                                       7.750          1,117.60         80
                                       7.500          1,117.60
    MARBLE FALLS     TX   78654          5            10/05/01         00
    0413073842                           05           12/01/01          0
    0413073842                           O            11/01/31
    0


    5910564          E22/G02             F          267,000.00         ZZ
                                         360        267,000.00          1
                                       7.500          1,866.90         52
                                       7.250          1,866.90
    SAN BRUNO        CA   94066          2            10/04/01         00
    0413074352                           05           12/01/01          0
    0413074352                           O            11/01/31
    0


    5910570          E22/G02             F          221,500.00         ZZ
                                         360        221,500.00          1
                                       7.500          1,548.76         80
                                       7.250          1,548.76
    DALLAS           TX   75208          5            10/05/01         00
    0413077298                           05           12/01/01          0
    0413077298                           O            11/01/31
    0


    5910586          E22/G02             F          232,000.00         ZZ
                                         360        232,000.00          1
                                       7.500          1,622.18         80
                                       7.250          1,622.18
    AMESBURY         MA   01913          1            10/11/01         00
    0413082629                           05           12/01/01          0
    0413082629                           O            11/01/31
    0


    5910592          E22/G02             F          242,000.00         ZZ
                                         360        242,000.00          1
1


                                       6.875          1,589.77         80
                                       6.625          1,589.77
    EDEN             UT   84310          2            10/05/01         00
    0413085051                           05           12/01/01          0
    0413085051                           O            11/01/31
    0


    5910628          E22/G02             F          112,000.00         ZZ
                                         360        112,000.00          1
                                       7.375            773.56         72
                                       7.125            773.56
    TAMARAC          FL   33321          5            10/05/01         00
    0413099144                           05           12/01/01          0
    0413099144                           O            11/01/31
    0


    5910652          E22/G02             F          323,000.00         ZZ
                                         360        323,000.00          1
                                       7.250          2,203.43         95
                                       7.000          2,203.43
    LAS VEGAS        NV   89102          1            10/08/01         01
    0413114471                           05           12/01/01         35
    0413114471                           O            11/01/31
    0


    5910670          E22/G02             F          416,000.00         ZZ
                                         360        416,000.00          1
                                       6.875          2,732.82         80
                                       6.625          2,732.82
    LARGO            FL   33770          1            10/11/01         00
    0413136326                           03           12/01/01          0
    0413136326                           O            11/01/31
    0


    5910960          964/G02             F          324,000.00         ZZ
                                         360        323,747.25          1
                                       7.250          2,210.25         90
                                       7.000          2,210.25
    PARKER           CO   80138          5            09/25/01         01
    0433273125                           03           11/01/01         25
    147911                               O            10/01/31
    0


    5924204          U28/G02             F          165,750.00         ZZ
                                         360        165,750.00          1
                                       7.625          1,173.17         85
                                       7.375          1,173.17
    CHARLESTON       SC   29407          5            10/19/01         04
    0433319852                           05           12/01/01         12
1


    BOULWARETMBB                         O            11/01/31
    0


    5935006          E22/G02             F          120,000.00         ZZ
                                         360        120,000.00          1
                                       7.375            828.81         80
                                       7.125            828.81
    HOLLYWOOD        FL   33020          1            10/12/01         00
    0412954513                           05           12/01/01          0
    0412954513                           O            11/01/31
    0


    5935014          E22/G02             F          134,000.00         ZZ
                                         360        134,000.00          1
                                       6.875            880.28         80
                                       6.625            880.28
    PENDLETON        KY   40055          5            10/08/01         00
    0412988826                           05           12/01/01          0
    0412988826                           O            11/01/31
    0


    5935044          E22/G02             F          212,400.00         ZZ
                                         360        212,400.00          1
                                       6.875          1,395.32         59
                                       6.625          1,395.32
    OCEANSIDE        CA   92054          5            10/05/01         00
    0413048323                           05           12/01/01          0
    0413048323                           O            11/01/31
    0


    5935046          E22/G02             F          244,000.00         ZZ
                                         360        244,000.00          1
                                       7.625          1,727.02         80
                                       7.375          1,727.02
    JEFFERSON        TX   75657          1            10/10/01         00
    0413048646                           05           12/01/01          0
    0413048646                           O            11/01/31
    0


    5935064          E22/G02             F          119,200.00         ZZ
                                         360        119,200.00          1
                                       7.875            864.28         80
                                       7.625            864.28
    AUSTIN           TX   78745          5            10/08/01         00
    0413060245                           05           12/01/01          0
    0413060245                           O            11/01/31
    0


1


    5935082          E22/G02             F          368,000.00         ZZ
                                         360        368,000.00          1
                                       6.875          2,417.50         70
                                       6.625          2,417.50
    REDMOND          WA   98052          5            10/04/01         00
    0413074576                           05           12/01/01          0
    0413074576                           O            11/01/31
    0


    5935088          E22/G02             F          212,000.00         ZZ
                                         360        212,000.00          1
                                       6.875          1,392.69         62
                                       6.625          1,392.69
    WAYNE            NJ   07470          5            10/08/01         00
    0413082918                           05           12/01/01          0
    0413082918                           O            11/01/31
    0


    5935098          E22/G02             F           92,000.00         ZZ
                                         360         92,000.00          1
                                       7.875            667.06         52
                                       7.625            667.06
    PLANO            TX   75025          5            10/08/01         00
    0413084773                           05           12/01/01          0
    0413084773                           O            11/01/31
    0


    5935100          E22/G02             F          164,250.00         ZZ
                                         360        164,250.00          4
                                       7.875          1,190.93         90
                                       7.625          1,190.93
    WILTON           NH   03086          1            10/12/01         04
    0413085242                           05           12/01/01         25
    0413085242                           N            11/01/31
    0


    5935106          E22/G02             F           64,000.00         ZZ
                                         360         64,000.00          1
                                       7.375            442.03         87
                                       7.125            442.03
    CARTERSVILLE     GA   30120          1            10/12/01         04
    0413086406                           07           12/01/01         25
    0413086406                           N            11/01/31
    0


    5935108          E22/G02             F           64,000.00         ZZ
                                         360         64,000.00          1
                                       7.375            442.03         87
                                       7.125            442.03
1


    CARTERSVILLE     GA   30120          1            10/12/01         04
    0413086430                           07           12/01/01         25
    0413086430                           N            11/01/31
    0


    5935116          E22/G02             F          232,750.00         ZZ
                                         360        232,750.00          4
                                       8.125          1,728.16         95
                                       7.875          1,728.16
    CHICAGO          IL   60651          1            10/12/01         11
    0413091398                           05           12/01/01         30
    0413091398                           O            11/01/31
    0


    5935124          E22/G02             F          106,155.00         ZZ
                                         360        106,155.00          1
                                       8.250            797.51         90
                                       8.000            797.51
    CEDAR HILL       TX   75104          1            10/12/01         04
    0413094301                           05           12/01/01         25
    0413094301                           N            11/01/31
    0


    5935126          E22/G02             F          116,055.00         ZZ
                                         360        116,055.00          1
                                       8.250            871.88         90
                                       8.000            871.88
    CEDAR HILL       TX   75104          1            10/12/01         04
    0413094350                           05           12/01/01         25
    0413094350                           N            11/01/31
    0


    5935148          E22/G02             F          126,900.00         ZZ
                                         360        126,900.00          1
                                       6.875            833.64         90
                                       6.625            833.64
    FOUNTAIN         CO   80817          5            10/08/01         04
    0413105032                           05           12/01/01         25
    0413105032                           O            11/01/31
    0


    5935154          E22/G02             F          176,000.00         ZZ
                                         360        176,000.00          1
                                       7.500          1,230.62         80
                                       7.250          1,230.62
    PLANO            TX   75025          5            10/08/01         00
    0413106402                           05           12/01/01          0
    0413106402                           O            11/01/31
    0
1




    5935198          E22/G02             F           60,000.00         ZZ
                                         360         60,000.00          1
                                       7.625            424.68         80
                                       7.375            424.68
    SULPHUR SPRINGS  TX   75482          1            10/12/01         00
    0413128216                           05           12/01/01          0
    0413128216                           O            11/01/31
    0


    5936822          964/G02             F          400,500.00         ZZ
                                         360        400,500.00          1
                                       7.750          2,869.23         90
                                       7.500          2,869.23
    SCOTTSDALE       AZ   85254          1            10/29/01         01
    0433329117                           05           12/01/01         25
    160478                               O            11/01/31
    0


    5943106          964/G02             F          348,000.00         ZZ
                                         360        348,000.00          1
                                       7.625          2,463.12         80
                                       7.375          2,463.12
    CAMARILLO        CA   93012          2            10/09/01         00
    0433304268                           05           12/01/01          0
    148632                               O            11/01/31
    0


    5948296          N47/G02             F          108,000.00         ZZ
                                         360        108,000.00          4
                                       7.875            783.07         90
                                       7.625            783.07
    SAN ANTONIO      TX   78239          1            10/10/01         04
    0433295219                           05           12/01/01         25
    30311095                             N            11/01/31
    0


    5950536          K21/G02             F          340,000.00         ZZ
                                         360        340,000.00          1
                                       7.125          2,290.64         80
                                       6.875          2,290.64
    SAN RAFAEL       CA   94903          1            10/10/01         00
    0433322880                           05           12/01/01          0
    0115815                              O            11/01/31
    0


    5954168          G75/G75             F          400,000.00         ZZ
                                         360        399,738.34          1
1


                                       8.125          2,969.99         76
                                       7.875          2,969.99
    BRIDGEWATER      NJ   08807          5            09/13/01         00
    04439320                             05           11/01/01          0
    04439320                             O            10/01/31
    0


    5954174          G75/G75             F          207,900.00         ZZ
                                         360        207,489.23          1
                                       8.125          1,543.66         80
                                       7.875          1,543.66
    WALDORF          MD   20603          1            07/31/01         00
    04411574                             03           09/01/01          0
    04411574                             O            08/01/31
    0


    5954176          G75/G75             F          256,000.00         ZZ
                                         360        255,618.83          1
                                       7.500          1,789.99         80
                                       7.250          1,789.99
    BUMPASS          VA   23024          1            08/23/01         00
    04430168                             03           10/01/01          0
    04430168                             O            09/01/31
    0


    5954188          G75/G75             F          110,700.00         ZZ
                                         360        110,535.16          1
                                       7.500            774.04         80
                                       7.250            774.04
    COLUMBIA         SC   29210          1            08/24/01         00
    04423810                             05           10/01/01          0
    04423810                             O            09/01/31
    0


    5954190          G75/G75             F          141,300.00         ZZ
                                         360        141,192.48          4
                                       7.375            975.93         90
                                       7.125            975.93
    KNOXVILLE        TN   37923          1            09/07/01         10
    04446046                             05           11/01/01         25
    04446046                             N            10/01/31
    0


    5954192          G75/G75             F           36,000.00         ZZ
                                         360         35,958.41          1
                                       8.750            283.22         80
                                       8.500            283.22
    CITY OF COATESV  PA   19320          1            08/29/01         00
    04435168                             05           10/01/01          0
1


    04435168                             N            09/01/31
    0


    5954194          G75/G75             F          321,850.00         ZZ
                                         360        321,436.58          1
                                       8.250          2,417.96         80
                                       8.000          2,417.96
    LOWER OXFORD TO  PA   19363          1            08/30/01         00
    04208965                             03           10/01/01          0
    04208965                             O            09/01/31
    0


    5954196          G75/G75             F          143,100.00         ZZ
                                         360        143,100.00          1
                                       7.750          1,025.19         80
                                       7.500          1,025.19
    CORTLAND         IL   60112          1            10/05/01         00
    04442050                             05           12/01/01          0
    04442050                             O            11/01/31
    0


    5954198          G75/G75             F          400,000.00         ZZ
                                         360        400,000.00          1
                                       7.500          2,796.86         71
                                       7.250          2,796.86
    HILTON HEAD      SC   29926          1            10/04/01         00
    04457556                             03           12/01/01          0
    04457556                             O            11/01/31
    0


    5958174          624/G02             F          500,000.00         ZZ
                                         360        500,000.00          1
                                       7.500          3,496.07         80
                                       7.250          3,496.07
    LA MESA          CA   91941          1            09/29/01         00
    0433282472                           05           12/01/01          0
    39013510623                          O            11/01/31
    0


    5961302          E22/G02             F          124,250.00         ZZ
                                         360        124,250.00          1
                                       6.875            816.23         88
                                       6.625            816.23
    HATBORO          PA   19040          5            10/09/01         04
    0412965568                           05           12/01/01         25
    0412965568                           O            11/01/31
    0


1


    5961310          E22/G02             F          322,200.00         ZZ
                                         360        322,200.00          1
                                       8.250          2,420.58         90
                                       8.000          2,420.58
    NORWALK          CT   06855          1            10/15/01         04
    0412999047                           05           12/01/01         25
    0412999047                           O            11/01/31
    0


    5961324          E22/G02             F          370,000.00         ZZ
                                         360        370,000.00          1
                                       6.875          2,430.64         44
                                       6.625          2,430.64
    EUGENE           OR   97402          2            10/05/01         00
    0413017260                           05           12/01/01          0
    0413017260                           O            11/01/31
    0


    5961342          E22/G02             F          391,500.00         ZZ
                                         360        391,500.00          1
                                       7.125          2,637.61         70
                                       6.875          2,637.61
    SEVERNA PARK     MD   21146          5            10/09/01         00
    0413039215                           03           12/01/01          0
    0413039215                           O            11/01/31
    0


    5961374          E22/G02             F          137,000.00         ZZ
                                         360        137,000.00          1
                                       7.625            969.68         92
                                       7.375            969.68
    WESTMINSTER      CO   80234          2            10/10/01         01
    0413062902                           01           12/01/01         30
    0413062902                           O            11/01/31
    0


    5961392          E22/G02             F           86,000.00         ZZ
                                         360         86,000.00          2
                                       7.625            608.70         80
                                       7.375            608.70
    MOUNT STERLING   KY   40353          2            10/10/01         00
    0413069337                           05           12/01/01          0
    0413069337                           N            11/01/31
    0


    5961394          E22/G02             F          180,000.00         ZZ
                                         360        180,000.00          1
                                       7.750          1,289.54         80
                                       7.500          1,289.54
1


    DALLAS           TX   75220          5            10/10/01         00
    0413072158                           05           12/01/01          0
    0413072158                           O            11/01/31
    0


    5961416          E22/G02             F          113,600.00         ZZ
                                         360        113,600.00          1
                                       7.250            774.95         80
                                       7.000            774.95
    ARNOLD           CA   95223          1            10/10/01         00
    0413081472                           03           12/01/01          0
    0413081472                           O            11/01/31
    0


    5961418          E22/G02             F          135,000.00         ZZ
                                         360        135,000.00          1
                                       8.250          1,014.21         90
                                       8.000          1,014.21
    IOWA             LA   70647          1            10/15/01         01
    0413084278                           05           12/01/01         25
    0413084278                           O            11/01/31
    0


    5961430          E22/G02             F           47,250.00         ZZ
                                         360         47,250.00          2
                                       8.375            359.13         75
                                       8.125            359.13
    LAKELAND         FL   33815          5            10/02/01         00
    0413088618                           05           12/01/01          0
    0413088618                           N            11/01/31
    0


    5961438          E22/G02             F          154,080.00         ZZ
                                         360        154,080.00          1
                                       7.625          1,090.57         80
                                       7.375          1,090.57
    LITHIA           FL   33549          1            10/15/01         00
    0413091018                           03           12/01/01          0
    0413091018                           O            11/01/31
    0


    5961456          E22/G02             F           30,320.00         ZZ
                                         360         30,320.00          1
                                       8.250            227.78         80
                                       8.000            227.78
    HOUSTON          TX   77063          1            10/15/01         00
    0413099383                           01           12/01/01          0
    0413099383                           N            11/01/31
    0
1




    5961462          E22/G02             F          128,000.00         ZZ
                                         360        128,000.00          1
                                       7.375            884.06         95
                                       7.125            884.06
    BESSEMER         AL   35023          5            10/10/01         04
    0413100272                           05           12/01/01         30
    0413100272                           O            11/01/31
    0


    5961480          E22/G02             F          243,000.00         ZZ
                                         360        243,000.00          1
                                       7.125          1,637.14         80
                                       6.875          1,637.14
    LITTLETON        CO   80128          2            10/09/01         00
    0413106030                           05           12/01/01          0
    0413106030                           O            11/01/31
    0


    5961482          E22/G02             F          153,000.00         ZZ
                                         360        153,000.00          1
                                       7.625          1,082.92         85
                                       7.375          1,082.92
    STERLING HEIGHT  MI   48310          5            10/09/01         11
    0413106105                           05           12/01/01         12
    0413106105                           O            11/01/31
    0


    5961496          E22/G02             F          364,500.00         ZZ
                                         360        364,500.00          1
                                       8.375          2,770.46         90
                                       8.125          2,770.46
    CLEARWATER BEAC  FL   33767          1            10/15/01         01
    0413110750                           06           12/01/01         25
    0413110750                           O            11/01/31
    0


    5961498          E22/G02             F          168,000.00         ZZ
                                         360        168,000.00          1
                                       7.500          1,174.68         80
                                       7.250          1,174.68
    PARADISE         TX   76073          5            10/10/01         00
    0413111881                           05           12/01/01          0
    0413111881                           O            11/01/31
    0


    5961506          E22/G02             F           63,000.00         ZZ
                                         360         63,000.00          1
1


                                       7.000            419.14         90
                                       6.750            419.14
    SIDNEY           OH   45365          5            10/09/01         11
    0413114927                           05           12/01/01         25
    0413114927                           O            11/01/31
    0


    5961540          E22/G02             F           50,400.00         ZZ
                                         360         50,400.00          1
                                       8.125            374.22         80
                                       7.875            374.22
    LAFAYETTE        LA   70506          1            10/15/01         00
    0413121260                           05           12/01/01          0
    0413121260                           N            11/01/31
    0


    5961550          E22/G02             F          365,750.00         ZZ
                                         360        365,750.00          1
                                       8.000          2,683.74         95
                                       7.750          2,683.74
    BOCA RATON       FL   33498          1            10/15/01         04
    0413124603                           05           12/01/01         30
    0413124603                           O            11/01/31
    0


    5961568          E22/G02             F          268,000.00         ZZ
                                         360        268,000.00          1
                                       6.625          1,716.03         89
                                       6.375          1,716.03
    LONG BEACH       CA   90815          5            10/10/01         04
    0413140567                           05           12/01/01         25
    0413140567                           O            11/01/31
    0


    5961838          E82/G02             F           78,000.00         ZZ
                                         360         78,000.00          1
                                       7.125            525.50         63
                                       6.875            525.50
    WORCESTER        MA   01604          2            10/09/01         00
    0400486239                           01           12/01/01          0
    0400486239                           O            11/01/31
    0


    5961860          E82/G02             F          192,000.00         ZZ
                                         360        192,000.00          1
                                       8.000          1,408.83         80
                                       7.750          1,408.83
    NESCONSET        NY   11767          5            10/11/01         00
    0400484713                           05           12/01/01          0
1


    0400484713                           N            11/01/31
    0


    5968856          975/G02             F          228,750.00         ZZ
                                         360        228,571.55          1
                                       7.250          1,560.48         75
                                       7.000          1,560.48
    HACIENDA HEIGHT  CA   91745          1            09/26/01         00
    0433305885                           05           11/01/01          0
    2014284                              O            10/01/31
    0


    5974664          F36/G02             F          180,800.00         ZZ
                                         360        180,800.00          1
                                       8.000          1,326.65         80
                                       7.750          1,326.65
    FIFE             WA   98424          5            10/03/01         00
    0433305588                           05           12/01/01          0
    06403020                             O            11/01/31
    0


    5975756          G52/G02             F          325,000.00         ZZ
                                         360        325,000.00          1
                                       7.875          2,356.48         74
                                       7.625          2,356.48
    SUNNYVALE        CA   94089          5            10/01/01         00
    0433325032                           05           12/01/01          0
    6205001502                           O            11/01/31
    0


    5977856          U66/G02             F          133,700.00         ZZ
                                         360        133,700.00          4
                                       8.250          1,004.44         95
                                       8.000          1,004.44
    HOUSTON          TX   77023          1            10/22/01         11
    0433333085                           05           12/01/01         30
    290                                  O            11/01/31
    0


    5981110          964/G02             F          344,000.00         ZZ
                                         360        344,000.00          1
                                       7.500          2,405.30         71
                                       7.250          2,405.30
    LAS VEGAS        NV   89117          5            10/18/01         00
    0433304458                           05           12/01/01          0
    152172                               O            11/01/31
    0


1


    5985924          E22/G02             F           76,500.00         ZZ
                                         360         76,335.29          1
                                       9.125            622.43         90
                                       8.875            622.43
    DALLAS           TX   75228          1            06/15/01         04
    0412734691                           05           08/01/01         30
    0412734691                           O            07/01/31
    0


    5985934          E22/G02             F           93,500.00         ZZ
                                         360         93,500.00          2
                                       8.125            694.23         85
                                       7.875            694.23
    MOSES LAKE       WA   98837          5            10/08/01         01
    0412988339                           05           12/01/01         12
    0412988339                           O            11/01/31
    0


    5985944          E22/G02             F          117,600.00         ZZ
                                         360        117,600.00          1
                                       7.875            852.68         80
                                       7.625            852.68
    AUSTIN           TX   78721          5            10/08/01         00
    0413020074                           05           12/01/01          0
    0413020074                           O            11/01/31
    0


    5985952          E22/G02             F          196,000.00         T
                                         360        196,000.00          1
                                       7.500          1,370.46         80
                                       7.250          1,370.46
    AUBURN           CA   95602          2            10/01/01         00
    0413032368                           03           12/01/01          0
    0413032368                           O            11/01/31
    0


    5985970          E22/G02             F          280,000.00         ZZ
                                         360        280,000.00          1
                                       7.375          1,933.89         85
                                       7.125          1,933.89
    FULLERTON        CA   92832          2            10/08/01         04
    0413050543                           05           12/01/01         12
    0413050543                           O            11/01/31
    0


    5985974          E22/G02             F          134,000.00         ZZ
                                         360        134,000.00          1
                                       7.500            936.95        100
                                       7.250            936.95
1


    TARZANA          CA   91356          1            10/02/01         04
    0413053562                           01           12/01/01         35
    0413053562                           O            11/01/31
    0


    5985992          E22/G02             F          236,800.00         ZZ
                                         360        236,800.00          1
                                       6.875          1,555.61         80
                                       6.625          1,555.61
    MILLIKEN         CO   80543          5            10/08/01         00
    0413061060                           05           12/01/01          0
    0413061060                           O            11/01/31
    0


    5986016          E22/G02             F          180,000.00         ZZ
                                         360        179,872.96          1
                                       7.750          1,289.54         80
                                       7.500          1,289.54
    CERES            CA   95307          5            09/25/01         00
    0413076324                           05           11/01/01          0
    0413076324                           O            10/01/31
    0


    5986032          E22/G02             F          275,000.00         ZZ
                                         360        275,000.00          1
                                       6.875          1,806.55         73
                                       6.625          1,806.55
    RENTON           WA   98058          2            10/04/01         00
    0413085218                           03           12/01/01          0
    0413085218                           O            11/01/31
    0


    5986038          E22/G02             F          128,250.00         ZZ
                                         360        128,250.00          1
                                       7.375            885.79         95
                                       7.125            885.79
    MONTGOMERY       AL   36116          2            10/11/01         04
    0413089319                           05           12/01/01         30
    0413089319                           O            11/01/31
    0


    5986050          E22/G02             F          160,605.00         ZZ
                                         360        160,605.00          1
                                       8.125          1,192.49         90
                                       7.875          1,192.49
    BUHL             ID   83316          1            10/11/01         04
    0413093865                           05           12/01/01         25
    0413093865                           O            11/01/31
    0
1




    5986072          E22/G02             F          400,000.00         ZZ
                                         360        400,000.00          1
                                       7.625          2,831.17         69
                                       7.375          2,831.17
    NEWPORT BEACH    CA   92660          5            10/04/01         00
    0413102898                           03           12/01/01          0
    0413102898                           O            11/01/31
    0


    5986078          E22/G02             F           22,341.00         ZZ
                                         360         22,341.00          2
                                       8.125            165.88         80
                                       7.875            165.88
    NEW ORLEANS      LA   70115          1            10/16/01         00
    0413106212                           05           12/01/01          0
    0413106212                           N            11/01/31
    0


    5986080          E22/G02             F           22,341.00         ZZ
                                         360         22,341.00          2
                                       8.125            165.88         80
                                       7.875            165.88
    NEW ORLEANS      LA   70116          1            10/16/01         00
    0413106220                           05           12/01/01          0
    0413106220                           N            11/01/31
    0


    5986082          E22/G02             F           22,341.00         ZZ
                                         360         22,341.00          2
                                       8.125            165.88         80
                                       7.875            165.88
    NEW ORLEANS      LA   70116          1            10/16/01         00
    0413106246                           05           12/01/01          0
    0413106246                           N            11/01/31
    0


    5986108          E22/G02             F          129,600.00         ZZ
                                         360        129,600.00          1
                                       7.750            928.47         80
                                       7.500            928.47
    ROCKWALL         TX   75087          2            10/11/01         00
    0413122029                           05           12/01/01          0
    0413122029                           O            11/01/31
    0


    5986116          E22/G02             F           60,500.00         ZZ
                                         360         60,500.00          1
1


                                       8.000            443.93         94
                                       7.750            443.93
    DAYTON           TN   37321          2            10/11/01         04
    0413123910                           05           12/01/01         30
    0413123910                           O            11/01/31
    0


    5986156          E22/G02             F           51,600.00         ZZ
                                         360         51,600.00          1
                                       7.375            356.39         69
                                       7.125            356.39
    BURLESON         TX   76028          2            10/15/01         00
    0413137266                           05           12/01/01          0
    0413137266                           N            11/01/31
    0


    5992776          964/G02             F          349,000.00         ZZ
                                         360        349,000.00          1
                                       7.375          2,410.46         67
                                       7.125          2,410.46
    SCOTTSDALE       AZ   85255          1            10/19/01         00
    0433326410                           03           12/01/01          0
    161237                               O            11/01/31
    0


    5994696          K15/G02             F          210,000.00         ZZ
                                         360        210,000.00          2
                                       8.125          1,559.24         70
                                       7.875          1,559.24
    GREENPORT        NY   11944          5            10/22/01         00
    0433319886                           05           12/01/01          0
    020805302894                         N            11/01/31
    0


    6006672          E76/G02             F          390,000.00         ZZ
                                         360        390,000.00          1
                                       7.500          2,726.94         68
                                       7.250          2,726.94
    FRANKTOWN        CO   80116          5            10/24/01         00
    0433319662                           05           12/01/01          0
    10009021                             O            11/01/31
    0


    6010856          E22/G02             F          109,440.00         ZZ
                                         360        109,440.00          1
                                       7.500            765.22         80
                                       7.250            765.22
    GODLEY           TX   76044          5            10/11/01         00
    0412897886                           05           12/01/01          0
1


    0412897886                           O            11/01/31
    0


    6010872          E22/G02             F           41,000.00         ZZ
                                         360         41,000.00          1
                                       7.875            297.28         68
                                       7.625            297.28
    KANSAS CITY      KS   66104          5            10/08/01         00
    0412993974                           05           12/01/01          0
    0412993974                           O            11/01/31
    0


    6010882          E22/G02             F          442,000.00         ZZ
                                         360        442,000.00          2
                                       7.625          3,128.45         85
                                       7.375          3,128.45
    SAN FRANCISCO    CA   94134          5            10/09/01         01
    0413011354                           05           12/01/01         12
    0413011354                           O            11/01/31
    0


    6010896          E22/G02             F          300,000.00         ZZ
                                         360        300,000.00          4
                                       8.250          2,253.80         90
                                       8.000          2,253.80
    JERSEY CITY      NJ   07302          1            10/17/01         04
    0413032780                           05           12/01/01         25
    0413032780                           N            11/01/31
    0


    6010916          E22/G02             F          129,675.00         ZZ
                                         360        129,675.00          1
                                       7.625            917.83         95
                                       7.375            917.83
    SUMMIT           MS   39666          5            10/12/01         01
    0413058744                           05           12/01/01         30
    0413058744                           O            11/01/31
    0


    6010922          E22/G02             F           99,750.00         ZZ
                                         360         99,750.00          2
                                       8.125            740.64         95
                                       7.875            740.64
    EAST ORANGE      NJ   07017          1            10/17/01         04
    0413063207                           05           12/01/01         30
    0413063207                           O            11/01/31
    0


1


    6010926          E22/G02             F          198,000.00         ZZ
                                         360        198,000.00          1
                                       6.875          1,300.72         75
                                       6.625          1,300.72
    DENVER           CO   80227          2            10/12/01         00
    0413067992                           05           12/01/01          0
    0413067992                           O            11/01/31
    0


    6010938          E22/G02             F          124,000.00         ZZ
                                         360        124,000.00          1
                                       7.625            877.66         67
                                       7.375            877.66
    BEAR CREEK TOWN  MI   49770          5            10/12/01         00
    0413076993                           05           12/01/01          0
    0413076993                           O            11/01/31
    0


    6010940          E22/G02             F           62,000.00         ZZ
                                         360         62,000.00          1
                                       7.500            433.51         76
                                       7.250            433.51
    COLUMBUS         KS   66725          5            10/08/01         00
    0413078544                           05           12/01/01          0
    0413078544                           O            11/01/31
    0


    6010962          E22/G02             F          126,000.00         ZZ
                                         360        126,000.00          1
                                       7.750            902.68         90
                                       7.500            902.68
    LAS VEGAS        NV   89104          5            10/10/01         01
    0413098898                           05           12/01/01         25
    0413098898                           O            11/01/31
    0


    6010984          E22/G02             F           82,000.00         ZZ
                                         360         82,000.00          1
                                       7.500            573.36         77
                                       7.250            573.36
    HOLLYWOOD        FL   33023          5            10/12/01         00
    0413107939                           05           12/01/01          0
    0413107939                           O            11/01/31
    0


    6010988          E22/G02             F           90,450.00         ZZ
                                         360         90,450.00          1
                                       8.000            663.69         90
                                       7.750            663.69
1


    PORTLAND         OR   97217          1            10/10/01         01
    0413109711                           05           12/01/01         25
    0413109711                           N            11/01/31
    0


    6010992          E22/G02             F          176,000.00         ZZ
                                         360        176,000.00          1
                                       6.875          1,156.19         80
                                       6.625          1,156.19
    THREE RIVERS     CA   93271          2            10/11/01         00
    0413110347                           05           12/01/01          0
    0413110347                           O            11/01/31
    0


    6011006          E22/G02             F           96,800.00         ZZ
                                         360         96,800.00          1
                                       7.375            668.57         80
                                       7.125            668.57
    MABANK           TX   75147          5            10/10/01         00
    0413118290                           05           12/01/01          0
    0413118290                           O            11/01/31
    0


    6011018          E22/G02             F          336,000.00         ZZ
                                         360        336,000.00          1
                                       6.875          2,207.28         80
                                       6.625          2,207.28
    BRICK TOWNSHIP   NJ   08723          2            10/12/01         00
    0413123332                           05           12/01/01          0
    0413123332                           O            11/01/31
    0


    6011038          E22/G02             F          100,950.00         ZZ
                                         360        100,950.00          1
                                       7.750            723.22         86
                                       7.500            723.22
    NORTHPORT        AL   35476          2            10/17/01         10
    0413133588                           05           12/01/01         25
    0413133588                           O            11/01/31
    0


    6011054          E22/G02             F           94,000.00         ZZ
                                         360         94,000.00          1
                                       7.375            649.23         80
                                       7.125            649.23
    MCMINNVILLE      OR   97128          1            10/11/01         00
    0413144726                           05           12/01/01          0
    0413144726                           O            11/01/31
    0
1




    6011566          601/G02             F          450,000.00         ZZ
                                         360        449,698.05          1
                                       8.000          3,301.95         72
                                       7.750          3,301.95
    ATLANTA          GA   30350          5            09/26/01         00
    0433267390                           05           11/01/01          0
    60861242                             O            10/01/31
    0


    6015292          076/076             F          216,000.00         ZZ
                                         360        215,858.71          1
                                       8.125          1,603.79         80
                                       7.875          1,603.79
    HILLSBOROUGH     NJ   08853          1            09/10/01         00
    0480977                              05           11/01/01          0
    0480977                              O            10/01/31
    0


    6015294          076/076             F          275,000.00         ZZ
                                         360        274,590.54          1
                                       7.500          1,922.84         52
                                       7.250          1,922.84
    HENDERSON        NV   89052          1            08/13/01         00
    0763342                              05           10/01/01          0
    0763342                              O            09/01/31
    0


    6015298          076/076             F          240,000.00         ZZ
                                         360        239,846.96          1
                                       8.250          1,803.04         75
                                       8.000          1,803.04
    YORK HARBOR      ME   03911          5            09/07/01         00
    0845887                              05           11/01/01          0
    0845887                              O            10/01/31
    0


    6015300          076/076             F          325,000.00         ZZ
                                         240        324,397.40          1
                                       7.375          2,593.39         75
                                       7.125          2,593.39
    KATONAH          NY   10536          1            09/07/01         00
    5222648                              05           11/01/01          0
    5222648                              O            10/01/21
    0


    6015314          076/076             F          302,400.00         ZZ
                                         360        302,186.57          1
1


                                       7.750          2,166.43         80
                                       7.500          2,166.43
    SOUTH ELGIN      IL   60177          1            09/13/01         00
    5848083                              05           11/01/01          0
    5848083                              O            10/01/31
    0


    6015316          076/076             F          329,600.00         ZZ
                                         360        329,355.39          1
                                       7.500          2,304.61         80
                                       7.250          2,304.61
    UPPER MARLBORO   MD   20774          5            09/19/01         00
    5967035                              05           11/01/01          0
    5967035                              O            10/01/31
    0


    6019452          076/076             F          262,000.00         ZZ
                                         240        261,121.12          2
                                       8.125          2,211.90         73
                                       7.875          2,211.90
    STATEN ISLAND    NY   10314          2            08/22/01         00
    5825125                              05           10/01/01          0
    5825125                              O            09/01/21
    0


    6033956          E22/G02             F          125,400.00         ZZ
                                         360        125,400.00          1
                                       7.750            898.38         95
                                       7.500            898.38
    OFALLON          MO   63366          5            10/11/01         01
    0413034984                           05           12/01/01         30
    0413034984                           O            11/01/31
    0


    6033966          E22/G02             F          109,500.00         ZZ
                                         360        109,500.00          1
                                       8.000            803.47         85
                                       7.750            803.47
    LAS VEGAS        NV   89104          5            10/04/01         11
    0413058298                           05           12/01/01         12
    0413058298                           O            11/01/31
    0


    6033980          E22/G02             F          180,500.00         ZZ
                                         360        180,500.00          1
                                       7.500          1,262.08         95
                                       7.250          1,262.08
    SACRAMENTO       CA   95826          2            10/11/01         01
    0413073305                           05           12/01/01         30
1


    0413073305                           O            11/01/31
    0


    6034004          E22/G02             F           76,500.00         ZZ
                                         360         76,500.00          1
                                       8.125            568.01         90
                                       7.875            568.01
    LONG BRANCH      NJ   07740          1            10/18/01         04
    0413089335                           01           12/01/01         25
    0413089335                           N            11/01/31
    0


    6034006          E22/G02             F           76,455.00         ZZ
                                         360         76,455.00          3
                                       8.250            574.38         90
                                       8.000            574.38
    BAKERSFIELD      CA   93304          1            10/12/01         01
    0413095100                           05           12/01/01         25
    0413095100                           N            11/01/31
    0


    6034048          E22/G02             F          228,000.00         ZZ
                                         360        228,000.00          1
                                       7.750          1,633.42         80
                                       7.500          1,633.42
    FAIRFIELD        CA   94533          5            10/10/01         00
    0413131012                           05           12/01/01          0
    0413131012                           O            11/01/31
    0


    6034062          E22/G02             F          196,000.00         ZZ
                                         360        196,000.00          1
                                       7.875          1,421.14         80
                                       7.625          1,421.14
    THE WOODLANDS    TX   77382          1            10/18/01         00
    0413143678                           03           12/01/01          0
    0413143678                           N            11/01/31
    0


    6034076          E22/G02             F          228,000.00         ZZ
                                         360        228,000.00          3
                                       8.125          1,692.89         80
                                       7.875          1,692.89
    BELMAR           NJ   07719          1            10/18/01         00
    0413161696                           05           12/01/01          0
    0413161696                           N            11/01/31
    0


1


    6034282          E82/G02             F          244,000.00         ZZ
                                         360        244,000.00          1
                                       7.000          1,623.34         80
                                       6.750          1,623.34
    THOUSAND OAKS    CA   91360          2            10/11/01         00
    0400454104                           05           12/01/01          0
    0400454104                           O            11/01/31
    0


    6035474          994/994             F          500,000.00         ZZ
                                         360        499,681.17          1
                                       8.250          3,756.33         50
                                       8.000          3,756.33
    GOLF             IL   60029          5            09/14/01         00
    218713653                            05           11/01/01          0
    218713653                            O            10/01/31
    0


    6035950          994/994             F          503,000.00         ZZ
                                         360        501,126.78          1
                                       8.250          3,778.87         33
                                       8.000          3,778.87
    NORTHBROOK       IL   60062          2            08/27/01         00
    218653479                            05           10/01/01          0
    218653479                            O            09/01/31
    0


    6059572          E22/G02             F          323,000.00         ZZ
                                         360        323,000.00          1
                                       6.875          2,121.88         70
                                       6.625          2,121.88
    FARMINGTON       CT   06032          2            10/15/01         00
    0412992737                           05           12/01/01          0
    0412992737                           O            11/01/31
    0


    6059586          E22/G02             F          199,500.00         ZZ
                                         360        199,500.00          3
                                       7.750          1,429.24         95
                                       7.500          1,429.24
    NASHUA           NH   03060          1            10/19/01         04
    0413036948                           05           12/01/01         30
    0413036948                           O            11/01/31
    0


    6059606          E22/G02             F          142,500.00         ZZ
                                         360        142,500.00          1
                                       8.250          1,070.55         75
                                       8.000          1,070.55
1


    WATERFORD        MI   48328          5            10/19/01         00
    0413058496                           05           12/01/01          0
    0413058496                           N            11/01/31
    0


    6059608          E22/G02             F          156,000.00         ZZ
                                         360        156,000.00          1
                                       8.125          1,158.30         80
                                       7.875          1,158.30
    TROY             MI   48098          2            10/19/01         00
    0413058553                           05           12/01/01          0
    0413058553                           N            11/01/31
    0


    6059610          E22/G02             F           82,320.00         ZZ
                                         360         82,320.00          1
                                       7.500            575.59         80
                                       7.250            575.59
    EUGENE           OR   97405          1            10/10/01         00
    0413059486                           05           12/01/01          0
    0413059486                           N            11/01/31
    0


    6059644          E22/G02             F          343,250.00         ZZ
                                         360        343,250.00          1
                                       7.500          2,400.05         90
                                       7.250          2,400.05
    CHULA VISTA      CA   91913          1            10/05/01         04
    0413086828                           03           12/01/01         30
    0413086828                           O            11/01/31
    0


    6059646          E22/G02             F          335,000.00         ZZ
                                         360        335,000.00          1
                                       7.250          2,285.29         56
                                       7.000          2,285.29
    LOS ANGELES      CA   90036          5            10/09/01         00
    0413092149                           05           12/01/01          0
    0413092149                           O            11/01/31
    0


    6059658          E22/G02             F           90,000.00         ZZ
                                         360         90,000.00          1
                                       7.875            652.56         68
                                       7.625            652.56
    AMARILLO         TX   79106          5            10/15/01         00
    0413097007                           05           12/01/01          0
    0413097007                           O            11/01/31
    0
1




    6059688          E22/G02             F           22,500.00         ZZ
                                         360         22,500.00          1
                                       8.125            167.06         89
                                       7.875            167.06
    FLINT            MI   48506          1            10/19/01         04
    0413106550                           05           12/01/01         25
    0413106550                           N            11/01/31
    0


    6059736          E22/G02             F          196,000.00         ZZ
                                         360        196,000.00          1
                                       7.375          1,353.72         80
                                       7.125          1,353.72
    MIAMI SHORES     FL   33138          1            10/19/01         00
    0413127390                           05           12/01/01          0
    0413127390                           O            11/01/31
    0


    6059756          E22/G02             F           77,000.00         ZZ
                                         360         77,000.00          1
                                       7.500            538.40         75
                                       7.250            538.40
    DEERFIELD BEACH  FL   33442          5            10/15/01         00
    0413137423                           01           12/01/01          0
    0413137423                           O            11/01/31
    0


    6059764          E22/G02             F          372,000.00         ZZ
                                         360        372,000.00          1
                                       6.875          2,443.78         80
                                       6.625          2,443.78
    SAN CLEMENTE     CA   92673          1            10/16/01         00
    0413141607                           03           12/01/01          0
    0413141607                           O            11/01/31
    0


    6060048          E82/G02             F          416,000.00         ZZ
                                         360        416,000.00          1
                                       8.375          3,161.90         80
                                       8.125          3,161.90
    BROAD RUN        VA   20137          5            10/18/01         00
    0400482121                           05           12/01/01          0
    0400482121                           O            11/01/31
    0


    6074838          286/286             F           69,750.00         ZZ
                                         360         69,709.86          2
1


                                       8.750            548.73         90
                                       8.500            548.73
    ST LOUIS         MO   63118          1            09/14/01         11
    435513                               05           11/01/01         25
    435513                               N            10/01/31
    0


    6074888          286/286             F          131,000.00         ZZ
                                         360        130,828.02          1
                                       8.125            972.68         75
                                       7.875            972.68
    PHOENIX          AZ   85018          5            08/30/01         00
    543995                               03           10/01/01          0
    543995                               N            09/01/31
    0


    6074902          286/286             F          112,500.00         ZZ
                                         360        112,431.84          1
                                       8.500            865.03         90
                                       8.250            865.03
    OAK LAWN         IL   60453          1            09/14/01         01
    565400                               05           11/01/01         25
    565400                               N            10/01/31
    0


    6074918          286/286             F          108,000.00         ZZ
                                         360        107,861.79          1
                                       8.250            811.37         90
                                       8.000            811.37
    MELBOURNE        FL   32901          1            08/31/01         11
    548006                               03           10/01/01         25
    548006                               N            09/01/31
    0


    6075016          286/286             F          239,900.00         ZZ
                                         360        239,712.86          1
                                       7.250          1,636.54         80
                                       7.000          1,636.54
    ENGLEWOOD        CO   80111          1            09/20/01         00
    569903                               05           11/01/01          0
    569903                               N            10/01/31
    0


    6075026          286/286             F          137,200.00         ZZ
                                         360        137,098.18          1
                                       7.500            959.32         80
                                       7.250            959.32
    SACRAMENTO       CA   95821          1            09/17/01         00
    9894929                              05           11/01/01          0
1


    9894929                              N            10/01/31
    0


    6075034          286/286             F          275,000.00         ZZ
                                         360        274,800.97          1
                                       7.625          1,946.43         80
                                       7.375          1,946.43
    CORONADO         CA   92118          2            09/12/01         00
    9883498                              01           11/01/01          0
    9883498                              N            10/01/31
    0


    6075036          286/286             F           87,950.00         ZZ
                                         360         87,840.30          1
                                       8.375            668.48         90
                                       8.125            668.48
    MAYWOOD          IL   60153          1            09/05/01         10
    9889681                              05           10/01/01         25
    9889681                              N            09/01/31
    0


    6075048          286/286             F          112,500.00         ZZ
                                         360        112,422.58          2
                                       7.875            815.70         90
                                       7.625            815.70
    TOLLAND          CT   06084          1            09/07/01         14
    9894703                              05           11/01/01         25
    9894703                              N            10/01/31
    0


    6075064          286/286             F           52,000.00         ZZ
                                         360         51,969.30          1
                                       8.625            404.45         90
                                       8.375            404.45
    GRANTS           NM   87020          1            09/10/01         10
    9893226                              05           11/01/01         25
    9893226                              N            10/01/31
    0


    6075074          286/286             F          280,000.00         ZZ
                                         360        279,583.10          1
                                       7.500          1,957.80         77
                                       7.250          1,957.80
    SAN JOSE         CA   95008          5            08/29/01         00
    9883127                              03           10/01/01          0
    9883127                              N            09/01/31
    0


1


    6075076          286/286             F           63,900.00         ZZ
                                         360         63,862.54          1
                                       8.625            497.01         90
                                       8.375            497.01
    CALUMET CITY     IL   60409          1            09/07/01         19
    9890285                              05           11/01/01         25
    9890285                              N            10/01/31
    0


    6075090          286/286             F          198,000.00         ZZ
                                         360        197,853.06          1
                                       7.500          1,384.44         44
                                       7.250          1,384.44
    LA CRESCENTA AR  CA   91214          1            09/04/01         00
    9887632                              05           11/01/01          0
    9887632                              N            10/01/31
    0


    6075118          286/286             F          270,000.00         ZZ
                                         360        269,818.84          1
                                       8.000          1,981.16         64
                                       7.750          1,981.16
    SAN LEANDRO      CA   94577          5            09/14/01         00
    9887917                              05           11/01/01          0
    9887917                              N            10/01/31
    0


    6075120          286/286             F          135,000.00         ZZ
                                         360        134,916.09          1
                                       8.375          1,026.10         90
                                       8.125          1,026.10
    DIAMOND BAR      CA   91765          1            09/04/01         11
    9885437                              01           11/01/01         25
    9885437                              N            10/01/31
    0


    6075122          286/286             F           66,600.00         ZZ
                                         360         66,559.65          2
                                       8.500            512.10         90
                                       8.250            512.10
    STOCKTON         CA   95205          1            09/10/01         14
    9886335                              05           11/01/01         25
    9886335                              N            10/01/31
    0


    6075146          286/286             F          275,000.00         ZZ
                                         360        274,780.08          1
                                       7.125          1,852.73         80
                                       6.875          1,852.73
1


    BELLEVUE         WA   98004          5            09/13/01         00
    9897329                              05           11/01/01          0
    9897329                              N            10/01/31
    0


    6075410          405/405             F          380,000.00         ZZ
                                         360        379,127.20          1
                                       7.375          2,624.57         73
                                       6.750          2,624.57
    ISLAND PARK      NY   11558          5            07/13/01         00
    0017271370                           05           09/01/01          0
    0017271370                           O            08/01/31
    0


    6075478          405/405             F          292,000.00         ZZ
                                         360        291,783.29          1
                                       7.500          2,041.71         36
                                       6.750          2,041.71
    CUPERTINO        CA   95014          2            09/04/01         00
    0017708462                           05           11/01/01          0
    0017708462                           N            10/01/31
    0


    6075494          405/405             F          600,000.00         ZZ
                                         360        599,084.09          1
                                       7.375          4,144.05         64
                                       6.750          4,144.05
    MORGAN HILL      CA   95037          5            08/28/01         00
    0017734641                           05           10/01/01          0
    0017734641                           O            09/01/31
    0


    6083608          E22/G02             F          104,000.00         ZZ
                                         360        104,000.00          1
                                       7.250            709.46         78
                                       7.000            709.46
    BLANCO           TX   78606          5            10/16/01         00
    0413003260                           05           12/01/01          0
    0413003260                           O            11/01/31
    0


    6083636          E22/G02             F          308,000.00         ZZ
                                         360        308,000.00          1
                                       7.375          2,127.28         80
                                       7.125          2,127.28
    SIMI VALLEY      CA   93065          1            10/15/01         00
    0413046574                           05           12/01/01          0
    0413046574                           O            11/01/31
    0
1




    6083640          E22/G02             F          128,250.00         ZZ
                                         360        128,157.17          1
                                       7.625            907.75         95
                                       7.375            907.75
    NEOLA            IA   51559          1            09/26/01         04
    0413049636                           05           11/01/01         30
    0413049636                           O            10/01/31
    0


    6083654          E22/G02             F          375,000.00         ZZ
                                         360        375,000.00          2
                                       8.000          2,751.62         75
                                       7.750          2,751.62
    MEDFORD          MA   02155          5            10/16/01         00
    0413054883                           05           12/01/01          0
    0413054883                           O            11/01/31
    0


    6083656          E22/G02             F          262,500.00         ZZ
                                         360        262,500.00          1
                                       6.875          1,724.44         75
                                       6.625          1,724.44
    PLANTATION       FL   33325          1            10/22/01         00
    0413056185                           05           12/01/01          0
    0413056185                           O            11/01/31
    0


    6083658          E22/G02             F          166,500.00         ZZ
                                         360        166,500.00          1
                                       7.500          1,164.19         90
                                       7.250          1,164.19
    LIVONIA          MI   48154          5            10/16/01         01
    0413057597                           05           12/01/01         25
    0413057597                           O            11/01/31
    0


    6083670          E22/G02             F          392,000.00         ZZ
                                         360        392,000.00          1
                                       7.375          2,707.45         80
                                       7.125          2,707.45
    WIMBERLEY        TX   78676          5            10/16/01         00
    0413066903                           05           12/01/01          0
    0413066903                           O            11/01/31
    0


    6083674          E22/G02             F          364,000.00         ZZ
                                         360        364,000.00          1
1


                                       8.125          2,702.69         80
                                       7.875          2,702.69
    QUINCY           MA   02169          5            10/17/01         00
    0413070566                           05           12/01/01          0
    0413070566                           O            11/01/31
    0


    6083678          E22/G02             F           94,400.00         ZZ
                                         360         94,400.00          1
                                       7.250            643.97         80
                                       7.000            643.97
    O'FALLON         MO   63366          5            10/16/01         00
    0413072232                           03           12/01/01          0
    0413072232                           O            11/01/31
    0


    6083710          E22/G02             F          308,000.00         ZZ
                                         360        308,000.00          1
                                       6.875          2,023.34         80
                                       6.625          2,023.34
    WESTMINSTER      CA   92683          5            10/12/01         00
    0413080946                           05           12/01/01          0
    0413080946                           O            11/01/31
    0


    6083718          E22/G02             F          159,840.00         ZZ
                                         360        159,840.00          4
                                       7.625          1,131.34         90
                                       7.375          1,131.34
    SPRINGFIELD      OR   97477          1            10/17/01         04
    0413087297                           05           12/01/01         25
    0413087297                           N            11/01/31
    0


    6083724          E22/G02             F          264,000.00         ZZ
                                         360        264,000.00          1
                                       7.375          1,823.38         80
                                       7.125          1,823.38
    SANTA ROSA       CA   95404          5            10/10/01         00
    0413092321                           05           12/01/01          0
    0413092321                           O            11/01/31
    0


    6083730          E22/G02             F          185,000.00         ZZ
                                         360        185,000.00          1
                                       6.875          1,215.32         58
                                       6.625          1,215.32
    SAN JOSE         CA   95111          5            10/09/01         00
    0413093469                           01           12/01/01          0
1


    0413093469                           O            11/01/31
    0


    6083770          E22/G02             F          365,000.00         ZZ
                                         360        365,000.00          1
                                       6.875          2,397.79         55
                                       6.625          2,397.79
    LOS GATOS        CA   95033          2            10/11/01         00
    0413111840                           05           12/01/01          0
    0413111840                           O            11/01/31
    0


    6083792          E22/G02             F          147,600.00         ZZ
                                         360        147,600.00          1
                                       7.750          1,057.42         90
                                       7.500          1,057.42
    ABINGTRON        MA   02351          1            10/22/01         01
    0413124983                           05           12/01/01         30
    0413124983                           O            11/01/31
    0


    6083794          E22/G02             F           65,550.00         ZZ
                                         360         65,550.00          1
                                       8.125            486.71         95
                                       7.875            486.71
    SARALAND         AL   36571          5            10/16/01         10
    0413125741                           05           12/01/01         30
    0413125741                           O            11/01/31
    0


    6083800          E22/G02             F          312,000.00         ZZ
                                         360        312,000.00          1
                                       7.125          2,102.00         80
                                       6.875          2,102.00
    MONTROSE         CO   81401          5            10/15/01         00
    0413127853                           05           12/01/01          0
    0413127853                           O            11/01/31
    0


    6083810          E22/G02             F          126,000.00         ZZ
                                         360        126,000.00          1
                                       7.625            891.82         90
                                       7.375            891.82
    ATLANTA          GA   30344          5            10/17/01         10
    0413132184                           05           12/01/01         25
    0413132184                           O            11/01/31
    0


1


    6083816          E22/G02             F          235,900.00         ZZ
                                         360        235,900.00          1
                                       6.875          1,549.70         64
                                       6.625          1,549.70
    PLANO            TX   75025          5            10/16/01         00
    0413133828                           05           12/01/01          0
    0413133828                           O            11/01/31
    0


    6083842          E22/G02             F           81,600.00         ZZ
                                         360         81,600.00          1
                                       7.500            570.56         81
                                       7.250            570.56
    RAVENEL          SC   29470          2            10/16/01         04
    0413146606                           05           12/01/01         12
    0413146606                           O            11/01/31
    0


    6083882          E22/G02             F          146,700.00         ZZ
                                         360        146,700.00          1
                                       7.250          1,000.75         90
                                       7.000          1,000.75
    MIAMI            FL   33178          1            10/22/01         04
    0413169264                           01           12/01/01         25
    0413169624                           O            11/01/31
    0


    6084634          964/G02             F          115,000.00         ZZ
                                         360        115,000.00          1
                                       7.250            784.50         63
                                       7.000            784.50
    MONTROSE         CO   81401          1            10/15/01         00
    0433286416                           05           12/01/01          0
    153509                               O            11/01/31
    0


    6091258          W93/G02             F          275,000.00         ZZ
                                         360        274,824.64          1
                                       8.250          2,065.99         65
                                       8.000          2,065.99
    OJAI             CA   93023          2            09/10/01         00
    0433321163                           05           11/01/01          0
    35327211                             O            10/01/31
    0


    6096656          W93/G02             F          272,000.00         ZZ
                                         360        271,782.48          1
                                       7.125          1,832.52         80
                                       6.875          1,832.52
1


    ATASCADERO       CA   93422          1            09/17/01         00
    0433277621                           05           11/01/01          0
    74288395                             O            10/01/31
    0


    6103216          W93/G02             F          304,700.00         ZZ
                                         360        304,473.87          1
                                       7.500          2,130.51         80
                                       7.250          2,130.51
    SAN JOSE         CA   95122          1            09/25/01         00
    0433277720                           05           11/01/01          0
    21301667                             O            10/01/31
    0


    6110912          E22/G02             F          242,500.00         ZZ
                                         360        242,500.00          1
                                       7.875          1,758.29         41
                                       7.625          1,758.29
    GAP              PA   17527          5            10/18/01         00
    0413046004                           05           12/01/01          0
    0413046004                           O            11/01/31
    0


    6110930          E22/G02             F          309,000.00         ZZ
                                         360        309,000.00          1
                                       7.000          2,055.78         73
                                       6.750          2,055.78
    SANTA CRUZ       CA   95060          2            10/16/01         00
    0413079047                           05           12/01/01          0
    0413079047                           O            11/01/31
    0


    6110954          E22/G02             F          318,000.00         ZZ
                                         360        318,000.00          1
                                       6.625          2,036.19         75
                                       6.375          2,036.19
    PASADENA         CA   91106          5            10/12/01         00
    0413092636                           05           12/01/01          0
    0413092636                           O            11/01/31
    0


    6110962          E22/G02             F          400,000.00         ZZ
                                         360        400,000.00          1
                                       7.375          2,762.70         80
                                       7.125          2,762.70
    SANTA ROSA       CA   95403          5            09/28/01         00
    0413098120                           05           12/01/01          0
    0413098120                           O            11/01/31
    0
1




    6110968          E22/G02             F          105,000.00         ZZ
                                         360        105,000.00          1
                                       7.625            743.19        100
                                       7.375            743.19
    CREWE            VA   23930          1            10/16/01         04
    0413100348                           05           12/01/01         35
    0413100348                           O            11/01/31
    0


    6111020          E22/G02             F          396,000.00         ZZ
                                         360        396,000.00          1
                                       6.875          2,601.44         80
                                       6.625          2,601.44
    SAN JOSE         CA   95132          2            10/15/01         00
    0413131830                           05           12/01/01          0
    0413131830                           O            11/01/31
    0


    6111098          E22/G02             F          264,000.00         ZZ
                                         360        264,000.00          1
                                       7.250          1,800.95         80
                                       7.000          1,800.95
    PLANO            TX   75023          1            10/24/01         00
    0413187923                           03           12/01/01          0
    0413187923                           O            11/01/31
    0


    6113218          W93/G02             F          340,000.00         ZZ
                                         360        339,747.67          1
                                       7.500          2,377.33         78
                                       7.250          2,377.33
    MILLBRAE         CA   94030          2            09/21/01         00
    0433283116                           05           11/01/01          0
    67334024                             O            10/01/31
    0


    6136504          E22/G02             F          152,000.00         ZZ
                                         360        152,000.00          1
                                       8.375          1,155.31         90
                                       8.125          1,155.31
    WESTLAND         MI   48186          1            10/04/01         11
    0413029679                           29           12/01/01         25
    0413029679                           O            11/01/31
    0


    6136516          E22/G02             F          292,000.00         ZZ
                                         360        292,000.00          1
1


                                       6.875          1,918.23         54
                                       6.625          1,918.23
    MARLBORO         NJ   07746          2            10/19/01         00
    0413047424                           05           12/01/01          0
    0413047424                           O            11/01/31
    0


    6136556          E22/G02             F          164,000.00         ZZ
                                         360        164,000.00          1
                                       6.875          1,077.36         80
                                       6.625          1,077.36
    COLORADO SPRING  CO   80908          5            10/17/01         00
    0413080987                           05           12/01/01          0
    0413080987                           O            11/01/31
    0


    6136558          E22/G02             F          136,000.00         ZZ
                                         360        136,000.00          1
                                       8.000            997.92         80
                                       7.750            997.92
    ROCKWALL         TX   75087          5            10/18/01         00
    0413083650                           05           12/01/01          0
    0413083650                           O            11/01/31
    0


    6136566          E22/G02             F          148,500.00         ZZ
                                         360        148,500.00          4
                                       7.875          1,076.73         90
                                       7.625          1,076.73
    BOUTTE           LA   70039          2            10/24/01         04
    0413087024                           05           12/01/01         25
    0413087024                           N            11/01/31
    0


    6136568          E22/G02             F          169,000.00         ZZ
                                         360        169,000.00          2
                                       8.000          1,240.06         84
                                       7.750          1,240.06
    CHICAGO          IL   60632          5            10/19/01         11
    0413087362                           05           12/01/01         12
    0413087362                           O            11/01/31
    0


    6136570          E22/G02             F           56,850.00         ZZ
                                         360         56,850.00          2
                                       8.250            427.10         90
                                       8.000            427.10
    SAGINAW          MI   48602          1            10/24/01         04
    0413088469                           05           12/01/01         25
1


    0413088469                           N            11/01/31
    0


    6136614          E22/G02             F          125,000.00         ZZ
                                         360        125,000.00          1
                                       7.500            874.02         95
                                       7.250            874.02
    DES MOINES       IA   50312          5            10/19/01         04
    0413110628                           05           12/01/01         30
    0413110628                           O            11/01/31
    0


    6136660          E22/G02             F          125,000.00         ZZ
                                         360        125,000.00          1
                                       7.375            863.34         76
                                       7.125            863.34
    SPRING           TX   77379          5            10/19/01         00
    0413136722                           05           12/01/01          0
    0413136722                           O            11/01/31
    0


    6136664          E22/G02             F          254,900.00         ZZ
                                         360        254,900.00          1
                                       7.750          1,826.13         90
                                       7.500          1,826.13
    HILLSBORO        OR   97124          1            10/12/01         04
    0413138488                           05           12/01/01         25
    0413138488                           O            11/01/31
    0


    6136710          E22/G02             F          416,000.00         ZZ
                                         360        416,000.00          1
                                       6.875          2,732.82         80
                                       6.625          2,732.82
    SAN CLEMENTE     CA   92672          5            10/18/01         00
    0413169202                           03           12/01/01          0
    0413169202                           O            11/01/31
    0


    6136732          E22/G02             F          138,550.00         ZZ
                                         360        138,550.00          1
                                       7.750            992.59         85
                                       7.500            992.59
    HIALEAH          FL   33013          5            10/19/01         04
    0413190042                           05           12/01/01         12
    0413190042                           O            11/01/31
    0


1


    6137110          E82/G02             F          376,400.00         ZZ
                                         360        376,400.00          1
                                       7.875          2,729.16         80
                                       7.625          2,729.16
    GOLDEN           CO   80401          5            10/22/01         00
    0400503918                           03           12/01/01          0
    0400503918                           O            11/01/31
    0


    6138076          W93/G02             F          314,400.00         ZZ
                                         360        314,172.44          1
                                       7.625          2,225.31         80
                                       7.375          2,225.31
    SAN JOSE         CA   95116          1            09/20/01         00
    0433321262                           05           11/01/01          0
    21301552                             O            10/01/31
    0


    6139434          W93/G02             F          307,000.00         ZZ
                                         360        306,742.08          1
                                       6.875          2,016.77         80
                                       6.625          2,016.77
    SANTA FE         NM   87505          5            09/21/01         00
    0433321296                           05           11/01/01          0
    35327724                             O            10/01/31
    0


    6142864          W93/G02             F          222,650.00         ZZ
                                         360        222,484.76          4
                                       7.500          1,556.80         80
                                       7.250          1,556.80
    ALBANY           OR   97321          2            09/21/01         00
    0433321353                           05           11/01/01          0
    81279651                             N            10/01/31
    0


    6161208          E22/G02             F          299,250.00         ZZ
                                         360        299,250.00          2
                                       7.625          2,118.07         95
                                       7.375          2,118.07
    BELMAR           NJ   07719          1            10/25/01         04
    0413025933                           05           12/01/01         30
    0413025933                           O            11/01/31
    0


    6161252          E22/G02             F          160,000.00         ZZ
                                         360        160,000.00          1
                                       7.750          1,146.26         80
                                       7.500          1,146.26
1


    AUSTIN           TX   78733          5            10/19/01         00
    0413101379                           05           12/01/01          0
    0413101379                           O            11/01/31
    0


    6161266          E22/G02             F          368,000.00         ZZ
                                         360        368,000.00          1
                                       6.875          2,417.50         80
                                       6.625          2,417.50
    SAN PEDRO        CA   90732          5            10/17/01         00
    0413111766                           05           12/01/01          0
    0413111766                           O            11/01/31
    0


    6161296          E22/G02             F          215,700.00         ZZ
                                         360        215,700.00          1
                                       7.375          1,489.79         80
                                       7.125          1,489.79
    ROUND ROCK       TX   78681          2            10/18/01         00
    0413145780                           03           12/01/01          0
    0413145780                           O            11/01/31
    0


    6161318          E22/G02             F          440,000.00         ZZ
                                         360        440,000.00          1
                                       6.875          2,890.49         80
                                       6.625          2,890.49
    PLANO            TX   75093          5            10/19/01         00
    0413164682                           03           12/01/01          0
    0413164682                           O            11/01/31
    0


    6161352          E22/G02             F           59,400.00         ZZ
                                         360         59,400.00          1
                                       8.375            451.48         90
                                       8.125            451.48
    BOCA RATON       FL   33486          1            10/25/01         01
    0413185075                           01           12/01/01         25
    0413185075                           N            11/01/31
    0


    6161976          E82/G02             F          248,700.00         ZZ
                                         360        248,700.00          1
                                       7.500          1,738.95         80
                                       7.250          1,738.95
    GERMANTOWN       MD   20874          2            10/24/01         00
    0400490892                           03           12/01/01          0
    0400490892                           O            11/01/31
    0
1




    6161978          E82/G02             F          510,900.00         ZZ
                                         360        510,900.00          1
                                       7.375          3,528.66         80
                                       7.125          3,528.66
    OAK HILL         VA   20171          2            10/24/01         00
    0400486759                           03           12/01/01          0
    3172672                              O            11/01/31
    0


    6170540          W93/G02             F          455,193.00         ZZ
                                         360        454,855.18          1
                                       7.500          3,182.78         75
                                       7.250          3,182.78
    CASTLE ROCK      CO   80104          1            09/26/01         00
    0433321437                           03           11/01/01          0
    77337644                             O            10/01/31
    0


    6177374          405/405             F          418,000.00         ZZ
                                         360        417,640.10          1
                                       6.750          2,711.15         56
                                       6.500          2,711.15
    MILLBRAE         CA   94030          2            09/07/01         00
    0017673948                           05           11/01/01          0
    0017673948                           N            10/01/31
    0


    6177380          405/405             F          464,000.00         ZZ
                                         360        463,646.93          1
                                       7.375          3,204.74         71
                                       6.875          3,204.74
    SAN DIEGO        CA   92107          2            09/05/01         00
    0017679598                           05           11/01/01          0
    0017679598                           O            10/01/31
    0


    6177388          405/405             F          387,500.00         ZZ
                                         360        387,190.12          1
                                       7.125          2,610.66         80
                                       6.625          2,610.66
    REDONDO BEACH    CA   90278          2            09/07/01         00
    0017695271                           01           11/01/01          0
    0017695271                           O            10/01/31
    0


    6177438          405/405             F          460,000.00         ZZ
                                         360        459,658.61          1
1


                                       7.500          3,216.39         80
                                       7.000          3,216.39
    LOS ANGELES      CA   90039          1            09/24/01         00
    0017722596                           05           11/01/01          0
    0017722596                           O            10/01/31
    0


    6177444          405/405             F          630,000.00         ZZ
                                         360        630,000.00          1
                                       6.875          4,138.65         75
                                       6.500          4,138.65
    PEBBLE BEACH     CA   93953          5            10/01/01         00
    0017724154                           05           12/01/01          0
    0017724154                           O            11/01/31
    0


    6177474          405/405             F          388,000.00         ZZ
                                         360        387,689.72          1
                                       7.125          2,614.03         80
                                       6.625          2,614.03
    HUNTINGTON BEAC  CA   92646          5            09/18/01         00
    0017732033                           05           11/01/01          0
    0017732033                           O            10/01/31
    0


    6177494          405/405             F          650,000.00         ZZ
                                         360        649,480.20          1
                                       7.125          4,379.18         75
                                       6.625          4,379.18
    SEBASTOPOL       CA   95472          5            09/19/01         00
    0017735960                           05           11/01/01          0
    0017735960                           O            10/01/31
    0


    6177522          405/405             F          446,000.00         ZZ
                                         360        445,634.42          1
                                       7.000          2,967.25         77
                                       6.500          2,967.25
    SAN MATEO        CA   94403          5            09/07/01         00
    0017746074                           03           11/01/01          0
    0017746074                           O            10/01/31
    0


    6177610          405/405             F          376,200.00         ZZ
                                         360        375,813.74          1
                                       7.375          2,598.32         80
                                       6.875          2,598.32
    LOS ANGELES      CA   90046          1            09/14/01         00
    0017769498                           05           11/01/01          0
1


    0017769498                           O            10/01/31
    0


    6177628          405/405             F          500,000.00         ZZ
                                         360        499,609.95          1
                                       7.250          3,410.88         74
                                       6.750          3,410.88
    SANTA BARBARA    CA   93105          1            09/14/01         00
    0017772237                           05           11/01/01          0
    0017772237                           O            10/01/31
    0


    6177684          405/405             F          380,000.00         ZZ
                                         360        380,000.00          1
                                       6.875          2,496.33         80
                                       6.500          2,496.33
    LOS ANGELES      CA   91311          5            10/03/01         00
    0017789652                           05           12/01/01          0
    0017789652                           O            11/01/31
    0


    6177694          405/405             F          355,000.00         ZZ
                                         360        353,594.41          1
                                       7.125          2,391.71         78
                                       6.625          2,391.71
    ALISO VIEJO      CA   92656          2            09/25/01         00
    0017791716                           03           11/01/01          0
    0017791716                           O            10/01/31
    0


    6177764          405/405             F          562,000.00         ZZ
                                         360        561,539.33          1
                                       7.000          3,739.00         75
                                       6.500          3,739.00
    WALNUT CREEK     CA   94598          5            09/08/01         00
    0019925536                           03           11/01/01          0
    0019925536                           O            10/01/31
    0


    6177782          405/405             F          410,000.00         ZZ
                                         360        409,672.13          1
                                       7.125          2,762.25         78
                                       6.625          2,762.25
    DANA POINT       CA   92629          5            09/24/01         00
    0019932094                           03           11/01/01          0
    0019932094                           O            10/01/31
    0


1


    6188268          E22/G02             F          201,150.00         ZZ
                                         360        201,150.00          3
                                       8.000          1,475.97         90
                                       7.750          1,475.97
    MODESTO          CA   95350          1            10/17/01         01
    0412805798                           05           12/01/01         25
    0412805798                           N            11/01/31
    0


    6188292          E22/G02             F          223,000.00         ZZ
                                         360        223,000.00          4
                                       8.375          1,694.96         90
                                       8.125          1,694.96
    STATEN ISLAND    NY   10310          1            10/26/01         04
    0413042664                           05           12/01/01         25
    0413042664                           N            11/01/31
    0


    6188300          E22/G02             F          255,000.00         ZZ
                                         360        255,000.00          1
                                       7.625          1,804.87         71
                                       7.375          1,804.87
    EUGENE           OR   97404          5            10/09/01         00
    0413057993                           05           12/01/01          0
    0413057993                           O            11/01/31
    0


    6188304          E22/G02             F          139,650.00         ZZ
                                         360        139,650.00          1
                                       7.750          1,000.47         95
                                       7.500          1,000.47
    NEW PARIS        OH   45347          1            10/26/01         04
    0413066093                           05           12/01/01         30
    0413066093                           O            11/01/31
    0


    6188306          E22/G02             F           47,250.00         ZZ
                                         360         47,220.64          2
                                       8.375            359.13         75
                                       8.125            359.13
    LAKELAND         FL   33815          5            10/02/01         00
    0413067372                           05           11/01/01          0
    0413067372                           N            10/01/31
    0


    6188386          E22/G02             F          275,000.00         ZZ
                                         360        275,000.00          1
                                       7.000          1,829.58         77
                                       6.750          1,829.58
1


    EDISON           NJ   08820          1            10/26/01         00
    0413124249                           01           12/01/01          0
    0413124249                           O            11/01/31
    0


    6188420          E22/G02             F          173,500.00         ZZ
                                         360        173,500.00          1
                                       7.375          1,198.32         79
                                       7.125          1,198.32
    SEATTLE          WA   98108          2            10/22/01         00
    0413140963                           05           12/01/01          0
    0413140963                           O            11/01/31
    0


    6188470          E22/G02             F          212,000.00         ZZ
                                         360        212,000.00          3
                                       8.125          1,574.09         80
                                       7.875          1,574.09
    SALEM            MA   01970          1            10/29/01         00
    0413163643                           05           12/01/01          0
    0413163643                           N            11/01/31
    0


    6188524          E22/G02             F          300,000.00         ZZ
                                         360        300,000.00          3
                                       8.000          2,201.29         78
                                       7.750          2,201.29
    BOSTON           MA   02125          1            10/26/01         00
    0413215815                           05           12/01/01          0
    0413215815                           N            11/01/31
    0


    6189154          E82/G02             F          155,000.00         T
                                         360        155,000.00          1
                                       7.125          1,044.26         85
                                       6.875          1,044.26
    PHOENIX          AZ   85032          2            10/23/01         04
    0400501144                           05           12/01/01         12
    0400501144                           O            11/01/31
    0


    6213180          E22/G02             F          275,000.00         ZZ
                                         360        275,000.00          1
                                       7.250          1,875.98         75
                                       7.000          1,875.98
    EL CAJON         CA   92019          2            10/19/01         00
    0413056284                           05           12/01/01          0
    0413056284                           O            11/01/31
    0
1




    6213228          E22/G02             F          505,000.00         ZZ
                                         360        505,000.00          1
                                       6.875          3,317.49         75
                                       6.625          3,317.49
    SANTA ROSA       CA   95405          5            10/23/01         00
    0413091810                           05           12/01/01          0
    0413091810                           O            11/01/31
    0


    6213256          E22/G02             F          142,500.00         ZZ
                                         360        142,500.00          1
                                       8.125          1,058.06         95
                                       7.875          1,058.06
    FRESNO           CA   93720          1            10/24/01         01
    0413100512                           05           12/01/01         30
    0413100512                           O            11/01/31
    0


    6213288          E22/G02             F          368,000.00         ZZ
                                         360        368,000.00          1
                                       6.875          2,417.50         80
                                       6.625          2,417.50
    SCOTTS VALLEY    CA   95066          5            10/19/01         00
    0413112160                           03           12/01/01          0
    0413112160                           O            11/01/31
    0


    6213292          E22/G02             F          166,000.00         ZZ
                                         360        166,000.00          1
                                       7.500          1,160.70         70
                                       7.250          1,160.70
    DIAMOND BAR      CA   91765          5            10/18/01         00
    0413112608                           05           12/01/01          0
    0413112608                           O            11/01/31
    0


    6213300          E22/G02             F          326,000.00         ZZ
                                         360        326,000.00          1
                                       7.625          2,307.41         78
                                       7.375          2,307.41
    WATERFORD        MI   48329          2            10/24/01         00
    0413115734                           05           12/01/01          0
    0413115734                           O            11/01/31
    0


    6213340          E22/G02             F          171,000.00         ZZ
                                         360        171,000.00          1
1


                                       7.875          1,239.87         76
                                       7.625          1,239.87
    ELGIN            IL   60123          5            10/23/01         00
    0413131541                           05           12/01/01          0
    0413131541                           O            11/01/31
    0


    6213344          E22/G02             F          170,000.00         ZZ
                                         360        170,000.00          1
                                       7.500          1,188.66         83
                                       7.250          1,188.66
    RICHMOND         CA   94806          5            10/17/01         01
    0413131707                           05           12/01/01         12
    0413131707                           O            11/01/31
    0


    6213374          E22/G02             F          261,250.00         ZZ
                                         360        261,250.00          3
                                       8.250          1,962.68         95
                                       8.000          1,962.68
    BROOKLYN         NY   11233          1            10/29/01         01
    0413136474                           05           12/01/01         30
    0413136474                           O            11/01/31
    0


    6213454          E22/G02             F          136,000.00         ZZ
                                         360        136,000.00          1
                                       7.875            986.09         85
                                       7.625            986.09
    SACRAMENTO       CA   95838          5            10/18/01         01
    0413166141                           05           12/01/01         12
    0413166141                           O            11/01/31
    0


    6213462          E22/G02             F          215,800.00         ZZ
                                         360        215,800.00          1
                                       7.375          1,490.48         49
                                       7.125          1,490.48
    AUSTIN           TX   78703          5            10/24/01         00
    0413169715                           05           12/01/01          0
    0413169715                           O            11/01/31
    0


    6213466          E22/G02             F          142,500.00         ZZ
                                         360        142,500.00          1
                                       8.000          1,045.61         75
                                       7.750          1,045.61
    HANFORD          CA   93230          2            10/22/01         00
    0413171034                           05           12/01/01          0
1


    0413171034                           N            11/01/31
    0


    6213564          994/994             F          650,000.00         ZZ
                                         360        649,585.52          1
                                       8.250          4,883.23         80
                                       8.000          4,883.23
    BLOOMINGTON      MN   55438          2            09/27/01         00
    218702516                            05           11/01/01          0
    218702516                            O            10/01/31
    0


    6236876          E22/G02             F          244,800.00         ZZ
                                         360        244,800.00          1
                                       8.250          1,839.10         85
                                       8.000          1,839.10
    AFTON            IA   50830          5            10/25/01         04
    0412933129                           05           12/01/01         12
    0412933129                           O            11/01/31
    0


    6236948          E22/G02             F          258,750.00         ZZ
                                         360        258,750.00          1
                                       7.250          1,765.13         75
                                       7.000          1,765.13
    CORONA           CA   92882          2            10/23/01         00
    0413110099                           29           12/01/01          0
    0413110099                           O            11/01/31
    0


    6236986          E22/G02             F          595,000.00         ZZ
                                         360        595,000.00          1
                                       6.875          3,908.73         53
                                       6.625          3,908.73
    LOS ANGELES      CA   90049          2            10/10/01         00
    0413130840                           29           12/01/01          0
    0413130840                           O            11/01/31
    0


    6237018          E22/G02             F          207,100.00         ZZ
                                         360        207,100.00          1
                                       6.875          1,360.50         80
                                       6.625          1,360.50
    HIGHLAND         CA   92346          1            10/24/01         00
    0413141979                           05           12/01/01          0
    0413141979                           O            11/01/31
    0


1


    6237024          E22/G02             F          147,250.00         ZZ
                                         360        147,250.00          1
                                       7.625          1,042.23         95
                                       7.375          1,042.23
    PEMBERTON        NJ   08015          5            10/25/01         01
    0413142753                           05           12/01/01         30
    0413142753                           O            11/01/31
    0


    6237076          E22/G02             F          274,000.00         ZZ
                                         360        274,000.00          1
                                       8.000          2,010.51         90
                                       7.750          2,010.51
    LOUISVILLE       KY   40206          5            10/25/01         04
    0413158858                           05           12/01/01         25
    0413158858                           O            11/01/31
    0


    6237178          E22/G02             F          252,000.00         ZZ
                                         360        252,000.00          1
                                       6.875          1,655.46         80
                                       6.625          1,655.46
    BELTSVILLE       MD   20705          5            10/25/01         00
    0413197773                           03           12/01/01          0
    0413197773                           O            11/01/31
    0


    6243766          696/G02             F          240,000.00         ZZ
                                         360        240,000.00          1
                                       7.500          1,678.11         80
                                       7.250          1,678.11
    ANNADALE         VA   22003          1            10/23/01         00
    0433321825                           05           12/01/01          0
    22801185                             O            11/01/31
    0


    6260962          964/G02             F          208,000.00         ZZ
                                         360        208,000.00          1
                                       7.500          1,454.37         80
                                       7.250          1,454.37
    CEDAR HILLS      UT   84062          2            10/16/01         00
    0433324787                           05           12/01/01          0
    149291                               O            11/01/31
    0


    6262814          E23/G02             F          165,000.00         ZZ
                                         360        165,000.00          1
                                       7.750          1,182.08         66
                                       7.500          1,182.08
1


    CAMINO           CA   95709          2            10/11/01         00
    0433332152                           05           12/01/01          0
    61002564                             N            11/01/31
    0


    6262976          E82/G02             F          191,000.00         ZZ
                                         360        191,000.00          1
                                       7.125          1,286.80         80
                                       6.875          1,286.80
    CERRITOS         CA   90703          2            10/23/01         00
    0400496261                           05           12/01/01          0
    1991841                              O            11/01/31
    0


    6264620          E22/G02             F          490,000.00         ZZ
                                         360        490,000.00          1
                                       7.250          3,342.66         72
                                       7.000          3,342.66
    SAN JOSE         CA   95120          5            10/24/01         00
    0413076589                           05           12/01/01          0
    0413076589                           O            11/01/31
    0


    6264632          E22/G02             F          416,000.00         ZZ
                                         360        416,000.00          1
                                       7.125          2,802.67         80
                                       6.875          2,802.67
    FARMINGTON       NM   87402          5            10/26/01         00
    0413087636                           05           12/01/01          0
    0413087636                           O            11/01/31
    0


    6264806          E22/G02             F          162,800.00         ZZ
                                         360        162,800.00          4
                                       8.250          1,223.06         90
                                       8.000          1,223.06
    AUSTIN           TX   78724          2            10/30/01         04
    0413159765                           05           12/01/01         25
    0413159765                           N            11/01/31
    0


    6264850          E22/G02             F          336,000.00         ZZ
                                         360        336,000.00          1
                                       7.250          2,292.11         80
                                       7.000          2,292.11
    WALNUT CREEK     CA   94596          5            10/25/01         00
    0413172131                           05           12/01/01          0
    0413172131                           O            11/01/31
    0
1




    6264914          E22/G02             F          373,000.00         ZZ
                                         360        373,000.00          1
                                       7.500          2,608.07         70
                                       7.250          2,608.07
    ELK GROVE        CA   95624          5            10/24/01         00
    0413186826                           05           12/01/01          0
    0413186826                           O            11/01/31
    0


    6264992          E22/G02             F          104,550.00         ZZ
                                         360        104,550.00          1
                                       8.000            767.15         85
                                       7.750            767.15
    SACRAMENTO       CA   95824          5            10/26/01         01
    0413205626                           05           12/01/01         12
    0413205626                           O            11/01/31
    0


    6286416          964/G02             F          360,000.00         ZZ
                                         360        360,000.00          1
                                       6.875          2,364.95         80
                                       6.625          2,364.95
    HIGHLANDS RANCH  CO   80130          5            10/19/01         00
    0433311628                           03           12/01/01          0
    149326                               O            11/01/31
    0


    6290818          E22/G02             F          148,500.00         ZZ
                                         360        148,500.00          2
                                       8.000          1,089.64         90
                                       7.750          1,089.64
    MINNEAPOLIS      MN   55409          1            11/01/01         04
    0412986531                           05           12/01/01         25
    0412986531                           N            11/01/31
    0


    6301790          R88/G02             F          373,500.00         ZZ
                                         360        372,999.39          1
                                       8.000          2,740.61         90
                                       7.750          2,740.61
    CERRITOS         CA   90703          2            08/02/01         11
    0433321585                           05           10/01/01         25
    1214090                              O            09/01/31
    0


    6319674          E22/G02             F          278,000.00         ZZ
                                         360        278,000.00          1
1


                                       6.875          1,826.26         79
                                       6.625          1,826.26
    MT. PLEASANT     SC   29464          2            10/29/01         00
    0413143967                           05           12/01/01          0
    0413143967                           O            11/01/31
    0


    6319730          E22/G02             F          216,000.00         ZZ
                                         360        216,000.00          1
                                       7.625          1,528.83         80
                                       7.375          1,528.83
    PLANO            TX   75025          5            10/29/01         00
    0413174111                           03           12/01/01          0
    0413174111                           O            11/01/31
    0


    6319838          E22/G02             F          166,000.00         ZZ
                                         360        166,000.00          1
                                       8.000          1,218.05         95
                                       7.750          1,218.05
    NEW BRUNSWICK    NJ   08901          1            11/02/01         04
    0413235904                           05           12/01/01         30
    0413235904                           O            11/01/31
    0

   TOTAL NUMBER OF LOANS   :      1,270

   TOTAL ORIGINAL BALANCE  :   265,987,289.00

   TOTAL PRINCIPAL BALANCE :   265,556,922.16

   TOTAL ORIGINAL P+I      :     1,866,319.29

   TOTAL CURRENT P+I       :     1,866,319.29


                             ***************************
                             *      END OF REPORT      *
                             ***************************

                                   EXHIBIT TWO

                         SCHEDULE OF DISCOUNT FRACTIONS

Loan Number     Current Balance Net Mortgage Rate Discount Fraction PO Balance
5910528 "$399,900.00 "  0.0622  0.043076923     "$17,226.46 "
5720717 "$202,580.55 "  0.0622  0.043076923     "$8,726.55 "
6110954 "$318,000.00 "  0.06345 0.023846154     "$7,583.08 "
5961568 "$268,000.00 "  0.06345 0.023846154     "$6,390.77 "
5716127 "$116,000.00 "  0.06345 0.023846154     "$2,766.15 "
5657735 "$147,869.42 "  0.06345 0.023846154     "$3,526.12 "
5601612 "$166,852.66 "  0.06345 0.023846154     "$3,978.79 "
6177764 "$561,539.33 "  0.0647  0.004615385     "$2,591.72 "
6177684 "$380,000.00 "  0.0647  0.004615385     "$1,753.85 "
6177522 "$445,634.42 "  0.0647  0.004615385     "$2,056.77 "
6177444 "$630,000.00 "  0.0647  0.004615385     "$2,907.69 "
6177374 "$417,640.10 "  0.0647  0.004615385     "$1,927.57 "
5795902 "$298,000.00 "  0.0647  0.004615385     "$1,375.38 "
5707329 "$114,000.00 "  0.0647  0.004615385     $526.15



        "$4,466,016.48 "                        "$63,337.06 "

                                  EXHIBIT THREE

                          INFORMATION TO BE INCLUDED IN
                       MONTHLY DISTRIBUTION DATE STATEMENT

(i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing Principal Prepayments;

(ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest;

(iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall;

(iv) the amount of any Advance by the Master Servicer pursuant to Section 4.04;

(v) the number and Pool Stated Principal Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution Date;

(vi) the aggregate Certificate Principal Balance of each Class of Certificates and each of the Senior Percentage and Subordinate Class Percentage, after giving effect to the amounts distributed on such Distribution Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

(vii) the related Subordinate Principal Distribution Amount and Prepayment Distribution Percentage, if applicable;

(viii) on the basis of the most recent reports furnished to it by Sub-Servicers, the number and aggregate principal balances of Mortgage Loans that are Delinquent (A) 30-59 days, (B) 60-89 days and (C) 90 or more days and the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

(ix)  the  number,  aggregate  principal  balance  and  book  value  of any  REO
Properties;

(x) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

(xi) the Special Hazard Amount, Fraud Loss Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

(xii) the weighted average Pool Strip Rate for such Distribution Date and the Pass-Through Rate with respect to the Class A-V Certificates and each Subclass, if any, thereof;

(xiii) the Pass-Through Rates on the Floater Certificates and Inverse Floater Certificates for such Distribution Date, separately identifying LIBOR for such Distribution Date;

(xiv) the Notional Amount with respect to each class of Interest Only Certificates and each Subclass Notional Amount;

(xv)    the occurrence of the Credit Support Depletion Date;

(xvi) the related Senior Accelerated Distribution Percentage applicable to such distribution;

(xvii)  the related Senior Percentage for such Distribution Date;

(xviii) the aggregate amount of Realized Losses for such Distribution Date;

(xix) the aggregate amount of any recoveries on previously foreclosed loans from Sellers due to a breach of a representation or warranty assigned to the Trustee pursuant to Section 2.04;

(xx) the weighted average remaining term to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

(xxi) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;

(xxii) the Insured Payment for such Distribution Date, and the respective portions allocable to principal and interest for the Insured Certificates;

(xxiii) the Reserve Fund Withdrawal for such Distribution Date; and

(xxiv) the amount of any Certificate Insurance Payments made on such Distribution Date, the amount of any reimbursement payment made to the Certificate Insurer on such Distribution Date pursuant to Section 4.02(a)(xvi) and the amount of Cumulative Insurance Payments after giving effect to any such Certificate Insurance Payment or any such reimbursement payment to the Certificate Insurer.

        In the case of information furnished pursuant to clauses (i) and (ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

        The Trustee's internet website will initially be located at http://www-apps.gis.deutsche-bank.com/invr. Assistance in using the website can be obtained by calling the Trustee's Shareholder Relations desk at (800) 735-7777. To receive this statement via first class mail, telephone the Trustee at (800) 735-7777.

                                  EXHIBIT FOUR

                     STANDARD TERMS OF POOLING AND SERVICING
                       AGREEMENT DATED AS OF JULY 1, 2001

                                 EXECUTION COPY


================================================================================






                                STANDARD TERMS OF
                         POOLING AND SERVICING AGREEMENT



                            Dated as of July 1, 2001



                        Residential Accredit Loans, Inc.
                 Mortgage Asset-Backed Pass-Through Certificates




================================================================================


                                TABLE OF CONTENTS

                                                                                            PAGE




Article I         DEFINITIONS...............................................................2

        Section 1.01. Definitions...........................................................2

        Section 1.02. Use of Words and Phrases.............................................30

Article II        CONVEYANCE OF MORTGAGE LOANS; ORIGINAL ISSUANCE OF CERTIFICATES..........31

        Section 2.01. Conveyance of Mortgage Loans.........................................31

        Section 2.02. Acceptance by Trustee................................................36

        Section 2.03. Representations, Warranties and Covenants of the Master
               Servicer
               and the Company.............................................................38

        Section 2.04. Representations and Warranties of Sellers............................40

        Section 2.05. Execution and Authentication of Certificates/Issuance of
               Certificates Evidencing Interests in REMIC I Certificates...................41

        Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular
               Interests; Acceptance by the Trustee........................................42

        Section 2.07. Issuance of Certificates Evidencing Interests in REMIC II............42

        Section 2.08. Purposes and Powers of the Trust.....................................42

Article III       ADMINISTRATION AND SERVICING OF MORTGAGE LOANS...........................43

        Section 3.01. Master Servicer to Act as Servicer...................................43

        Section 3.02. Subservicing Agreements Between Master Servicer and
               Subservicers; Enforcement of Subservicers' and Sellers' Obligations.........44

        Section 3.03. Successor Subservicers...............................................45

        Section 3.04. Liability of the Master Servicer.....................................46

        Section 3.05. No Contractual Relationship Between Subservicer and Trustee or
               Certificateholders..........................................................46

        Section 3.06. Assumption or Termination of Subservicing Agreements by Trustee........
               46

        Section 3.07. Collection of Certain Mortgage Loan Payments;  Deposits to
               Custodial Account...........................................................47

        Section 3.08. Subservicing Accounts; Servicing Accounts............................49

        Section 3.09. Access to Certain Documentation and  Information Regarding the
               Mortgage Loans..............................................................50

        Section 3.10. Permitted Withdrawals from the Custodial Account.....................51


                                    i

        Section 3.11. Maintenance of the Primary Insurance  Policies; Collections
               Thereunder..................................................................53

        Section 3.12. Maintenance of Fire Insurance and  Omissions and Fidelity
               Coverage....................................................................53

        Section 3.13. Enforcement of Due-on-Sale Clauses; Assumption and
               Modification Agreements; Certain Assignments................................55

        Section 3.14. Realization Upon Defaulted Mortgage Loans............................57

        Section 3.15. Trustee to Cooperate; Release of Mortgage Files......................60

        Section 3.16. Servicing and Other Compensation; Compensating Interest..............62

        Section 3.17. Reports to the Trustee and the Company...............................63

        Section 3.18. Annual Statement as to Compliance....................................63

        Section 3.19. Annual Independent Public Accountants' Servicing Report..............63

        Section 3.20. Rights of the Company in Respect of the Master Servicer..............64

        Section 3.21. Administration of Buydown Funds......................................64

Article IV        PAYMENTS TO CERTIFICATEHOLDERS...........................................66

        Section 4.01. Certificate Account..................................................66

        Section 4.02. Distributions........................................................66

        Section 4.03. Statements to Certificateholders.....................................66

        Section 4.04. Distribution of Reports to the Trustee and  the Company;
               Advances by the Master Servicer.............................................67

        Section 4.05. Allocation of Realized Losses........................................69

        Section 4.06. Reports of Foreclosures and Abandonment of Mortgaged Property........69

        Section 4.07. Optional Purchase of Defaulted Mortgage Loans........................69

        Section 4.08. Surety Bond..........................................................69

Article V         THE CERTIFICATES.........................................................71

        Section 5.01. The Certificates.....................................................71

        Section 5.02. Registration of Transfer and Exchange of Certificates................73

        Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates....................78

        Section 5.04. Persons Deemed Owners................................................79

        Section 5.05. Appointment of Paying Agent..........................................79


                                       ii


Article VI        THE COMPANY AND THE MASTER SERVICER......................................80

        Section 6.01. Respective Liabilities of the Company and the Master Servicer........80

        Section 6.02. Merger or Consolidation of the Company or the Master Servicer;
               Assignment of Rights and Delegation of Duties by Master Servicer............80

        Section 6.03. Limitation on Liability of the Company,  the Master Servicer
               and Others....................................................................
               81

        Section 6.04. Company and Master Servicer Not to Resign............................82

Article VII       DEFAULT..................................................................83

        Section 7.01. Events of Default....................................................83

        Section 7.02. Trustee or Company to Act; Appointment of Successor..................85

        Section 7.03. Notification to Certificateholders...................................86

        Section 7.04. Waiver of Events of Default..........................................86

Article VIII      CONCERNING THE TRUSTEE...................................................87

        Section 8.01. Duties of Trustee....................................................87

        Section 8.02. Certain Matters Affecting the Trustee................................88

        Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans................90

        Section 8.04. Trustee May Own Certificates.........................................90

        Section 8.05. Master Servicer to Pay Trustee's Fees  and Expenses;
               Indemnification.............................................................90

        Section 8.06. Eligibility Requirements for Trustee.................................91

        Section 8.07. Resignation and Removal of the Trustee...............................91

        Section 8.08. Successor Trustee....................................................92

        Section 8.09. Merger or Consolidation of Trustee...................................93

        Section 8.10. Appointment of Co-Trustee or Separate Trustee........................93

        Section 8.11. Appointment of Custodians............................................94

        Section 8.12. Appointment of Office or Agency......................................94

Article IX        TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES.....................96

        Section 9.01. Optional  Purchase by the Master Servicer of All Certificates;
               Termination Upon Purchase by the Master Servicer or Liquidation of All
               Mortgage Loans..............................................................96


                                     iii


        Section 9.02. Additional Termination Requirements..................................99

        Section 9.03. Termination of Multiple REMICs......................................100

Article X         REMIC PROVISIONS........................................................101

        Section 10.01.REMIC Administration................................................101

        Section 10.02.Master Servicer, REMIC Administrator and Trustee Indemnification....104

        Section 10.03.Designation of REMIC(s).............................................105

Article XI        MISCELLANEOUS PROVISIONS................................................106

        Section 11.01.Amendment...........................................................106

        Section 11.02.Recordation of Agreement; Counterparts..............................108

        Section 11.03.Limitation on Rights of Certificateholders..........................109

        Section 11.04.Governing Law.......................................................109

        Section 11.05.Notices.............................................................110

        Section 11.06.Required Notices to Rating Agency and Subservicer...................110

        Section 11.07.Severability of Provisions..........................................110

        Section 11.08.Supplemental Provisions for Resecuritization........................111

        Section 11.09.Allocation of Voting Rights.........................................111

        Section 11.10.No Petition.........................................................111


                                        iv


                                    EXHIBITS

Exhibit A:            Form of Class A Certificate
Exhibit B:            Form of Class M Certificate
Exhibit C:            Form of Class B Certificate
Exhibit D:            Form of Class R Certificate
Exhibit E:            Form of Seller/Servicer Contract
Exhibit F:            Forms of Request for Release
Exhibit G-1:          Form of Transfer Affidavit and Agreement
Exhibit G-2:          Form of Transferor Certificate
Exhibit H:            Form of Investor Representation Letter
Exhibit I:            Form of Transferor Representation Letter
Exhibit J:            Form of Rule 144A Investment Representation Letter
Exhibit K:            Text of Amendment to Pooling and Servicing Agreement Pursuant to
                      Section 11.01(e) for a Limited Guaranty
Exhibit L:            Form of Limited Guaranty
Exhibit M:            Form of Lender Certification for Assignment of Mortgage Loan
Exhibit N:            Request for Exchange Form


        This is the Standard Terms of Pooling and Servicing Agreement, dated as of July 1, 2001 (the "Standard Terms", and as incorporated by reference into a Series Supplement dated as of the Cut-off Date, the "Pooling and Servicing Agreement" or "Agreement"), among RESIDENTIAL ACCREDIT LOANS, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and the trustee named in the applicable Series Supplement (together with its permitted successors and assigns, the "Trustee").

                             PRELIMINARY STATEMENT:

        The Company intends to sell certain mortgage asset-backed pass-through certificates (collectively, the "Certificates"), to be issued under the Agreement in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans.

        In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

Section 1.01.  Definitions.

        Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

        Accretion Termination Date:  As defined in the Series Supplement.

        Accrual Certificates:  As defined in the Series Supplement.

        Accrued Certificate Interest: With respect to each Distribution Date, as to any Class or Subclass of Certificates (other than any Principal Only Certificates), interest accrued during the related Interest Accrual Period at the related Pass-Through Rate on the Certificate Principal Balance or Notional Amount thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year, consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class or Subclass of Certificates will be reduced by the amount of:

        (i) Prepayment Interest Shortfalls on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01),

         (ii) the interest portion (adjusted to the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage
               Loan)) of Realized Losses on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group (including Excess
               Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to Section 4.05,

         (iii) the interest portion of Advances that were (A) previously made with respect to a Mortgage Loan or REO Property on all Mortgage Loans or, if the Mortgage Pool is comprised of two or more Loan Groups, on the Mortgage Loans in the related Loan Group, which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property or (B) made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, and

        (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated (A) among all of the Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions or (B) if the Mortgage Pool is comprised of two or more Loan Groups, the related Senior Percentage of such reductions among the related Senior Certificates in proportion to the amounts of Accrued Certificate Interest payable from the related Loan Group on such Distribution Date absent such reductions, with the remainder of such reductions allocated among the holders of the Class M Certificates and Class B Certificates in proportion to their respective amounts of Accrued Certificate Interest payable on such Distribution Date absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05.

     Addendum and Assignment Agreement: The Addendum and Assignment Agreement, dated as of January 31, 1995, between MLCC and the Master Servicer.

        Additional Collateral: Any of the following held, in addition to the related Mortgaged Property, as security for a Mortgage Loan: (i) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as security for the repayment of such Mortgage Loan, (ii) third-party guarantees, and (A) all money, securities, security entitlements, accounts, general intangibles, payment rights, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description now existing or hereafter acquired which is pledged as collateral for such guarantee or (B) any mortgaged property securing the performance of such guarantee, or (iii) such other collateral as may be set forth in the Series Supplement.

     Additional Collateral Loan: Each Mortgage Loan that is supported by Additional Collateral.

        Adjusted Mortgage Rate: With respect to any Mortgage Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related Subservicing Fee accrues.

     Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

        Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Ambac: Ambac Assurance Corporation (formerly known as AMBAC Indemnity Corporation).

        Amount Held for Future Distribution: As to any Distribution Date and, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, each Loan Group, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Curtailments, Mortgage Loan purchases made pursuant to Section 2.02, 2.03, 2.04 or 4.07 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)), and Principal Prepayments in Full made after the related Prepayment Period, and
(ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

        Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

        Assigned Contracts: With respect to any Pledged Asset Loan: the Credit Support Pledge Agreement; the Funding and Pledge Agreement, among GMAC Mortgage Corporation, National Financial Services Corporation and the Mortgagor or other person pledging the related Pledged Assets; the Additional Collateral Agreement, between GMAC Mortgage Corporation and the Mortgagor or other person pledging the related Pledged Assets; or such other contracts as may be set forth in the Series Supplement.

        Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of Certificateholders, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

        Assignment Agreement: The Assignment and Assumption Agreement, dated the Closing Date, between Residential Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

        Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

        Available Distribution Amount: As to any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, each Loan Group, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date, (iii) any amount deposited in the Certificate Account on the related Certificate Account Deposit Date pursuant to the second paragraph of Section 3.12(a), (iv) any amount deposited in the Certificate Account pursuant to Section 4.07, (v) any amount that the Master Servicer is not permitted to withdraw from the Custodial Account or the Certificate Account pursuant to Section 3.16(e), (vi) any amount received by the Trustee pursuant to the Surety Bond in respect of such Distribution Date and (vii) the proceeds of any Pledged Assets received by the Master Servicer, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits, (x) the Amount Held for Future Distribution, and
(y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section 3.10(a). Such amount shall be determined separately for each Loan Group. Additionally, with respect to any Mortgage Pool that is comprised of two or more Loan Groups, if on any Distribution Date Compensating Interest provided pursuant to this Section 3.16(e) is less than Prepayment Interest Shortfalls incurred on the Mortgage Loans in connection with Principal Prepayments in Full and Curtailments made in the prior calendar month, such Compensating Interest shall be allocated on such Distribution Date to the Available Distribution Amount for each Loan Group on a pro rata basis in accordance with the respective amounts of such Prepayment Interest Shortfalls incurred on the Mortgage Loans in such Loan Group in respect of such Distribution Date.

        Bankruptcy Code:  The Bankruptcy Code of 1978, as amended.

        Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee, and designated as such in the Preliminary Statement to the Series Supplement.

        Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

        Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan. Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

        Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown Funds in accordance with a related buydown agreement.

        Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

     Certificate Account Deposit Date: As to any Distribution Date, the Business Day prior thereto.

        Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, and, in respect of any Insured Certificates, the Certificate Insurer to the extent of Cumulative Insurance Payments, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

        Certificate Insurer: As defined in the Series Supplement.

        Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository Participant, if any, and otherwise on the books of the Depository.

     Certificate Principal Balance: With respect to each Certificate (other than any Interest Only Certificate), on any date of determination, an amount equal to:

          (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, plus

         (ii) in the case of each Accrual Certificate, an amount equal to the aggregate Accrued Certificate Interest added to the Certificate Principal Balance thereof prior to such date of determination, minus

         (iii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05;

provided, that the Certificate Principal Balance of the Class of Subordinate Certificates with the Lowest Priority at any given time shall be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding.

     Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 5.02.

        Class: Collectively, all of the Certificates bearing the same designation. The initial Class A-V Certificates and any Subclass thereof issued pursuant to Section 5.01(c) shall be a single Class for purposes of this Agreement.

     Class A-P Certificate: Any one of the Certificates designated as a Class A-P Certificate.

        Class A-P Collection Shortfall: With respect to the Cash Liquidation or REO Disposition of a Discount Mortgage Loan and any Distribution Date, the excess of the amount described in Section 4.02(b)(i)(C)(1) over the amount described in Section 4.02(b)(i)(C)(2).

        Class A-P Principal Distribution Amount:  As defined in Section 4.02.

     Class A-V Certificate: Any one of the Certificates designated as a Class A-V Certificate, including any Subclass thereof.

        Class B Certificate: Any one of the Certificates designated as a Class B-1 Certificate, Class B-2 Certificate or Class B-3 Certificate.

        Class M Certificate: Any one of the Certificates designated as a Class M-1 Certificate, Class M-2 Certificate or Class M-3 Certificate.

        Closing Date:  As defined in the Series Supplement.

        Code:  The Internal Revenue Code of 1986.

     Combined Collateral LLC: Combined Collateral LLC, a Delaware limited liability company.

        Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period and Curtailments during the prior calendar month and included in the Available Distribution Amount for such Distribution Date, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and (b) the sum of the Servicing Fee and all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders with respect to such Distribution Date; provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02 except as may be required pursuant to the last sentence of such Section.

        Cooperative: A private, cooperative housing corporation which owns or leases land and all or part of a building or buildings, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

        Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

        Cooperative Lease: With respect to a Cooperative Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

        Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power (or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section
2.01 and are from time to time held as part of the Trust Fund.

     Cooperative   Stock:  With  respect  to  a  Cooperative  Loan,  the  single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

     Cooperative Stock Certificate: With respect to a Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

        Credit Support Depletion Date: The first Distribution Date on which the Certificate Principal Balances of the Subordinate Certificates have been reduced to zero.

        Credit Support Pledge Agreement: The Credit Support Pledge Agreement, dated as of November 24, 1998, among the Master Servicer, GMAC Mortgage Corporation, Combined Collateral LLC and The First National Bank of Chicago (now known as Bank One, National Association), as custodian.

        Cumulative Insurance Payments:  As defined in the Series Supplement.

     Curtailment: Any Principal Prepayment made by a Mortgagor which is not a Principal Prepayment in Full.

        Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

        Custodial Agreement: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian pursuant to which the Custodian will hold certain documents relating to the Mortgage Loans on behalf of the Trustee.

        Custodian:  A custodian appointed pursuant to a Custodial Agreement.
        ---------

        Cut-off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, whether or not received.

        Debt Service Reduction: With respect to any Mortgage Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

        Deficient Valuation: With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

     Definitive   Certificate:   Any   Certificate   other  than  a   Book-Entry
Certificate.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

        Delinquent: As used herein, a Mortgage Loan is considered to be: "30 to 59 days" or "30 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the next following monthly scheduled due date; "60 to 89 days" or "60 or more days" delinquent when a payment due on any scheduled due date remains unpaid as of the close of business on the last business day immediately prior to the second following monthly scheduled due date; and so on. The determination as to whether a Mortgage Loan falls into these categories is made as of the close of business on the last business day of each month. For example, a Mortgage Loan with a payment due on July 1 that remained unpaid as of the close of business on July 31 would then be considered to be 30 to 59 days delinquent. Delinquency information as of the Cut-off Date is determined and prepared as of the close of business on the last business day immediately prior to the Cut-off Date.

        Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in
Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended.

        Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

        Determination Date: As defined in the Series Supplement.

        Discount Fraction: With respect to each Discount Mortgage Loan, the fraction expressed as a percentage, the numerator of which is the Discount Net Mortgage Rate minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is the Discount Net Mortgage Rate. The Discount Fraction with respect to each Discount Mortgage Loan is set forth as an exhibit attached to the Series Supplement.

        Discount Mortgage Loan: Any Mortgage Loan having a Net Mortgage Rate (or the initial Net Mortgage Rate) of less than the Discount Net Mortgage Rate per annum and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

        Discount Net Mortgage Rate:  As defined in the Series Supplement.

        Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, and if not otherwise included, any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the Freddie Mac, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) any "electing large partnership," as defined in Section 775(a) of the Code and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R
Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such Person. The terms "United States", "State" and

"international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

        Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day.

     Due Date: With respect to any Distribution Date and any Mortgage Loan, the day during the related Due Period on which the Monthly Payment is due.

     Due Period: With respect to any Distribution Date, the one-month period set forth in the Series Supplement.

        Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, a trust account or accounts maintained in the corporate trust department of Bank One, National Association, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of the Trustee, or (v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

        Event of Default:  As defined in Section 7.01.

     Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy Amount.

     Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

     Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special Hazard Amount.

        Excess Subordinate Principal Amount: With respect to any Distribution Date on which the aggregate Certificate Principal Balance of the Class of Subordinate Certificates then outstanding with the Lowest Priority is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the aggregate

Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date as reduced by any amount calculated pursuant to Section 4.02(b)(i)(E). With respect to any Mortgage Pool that is comprised of two or more Loan Groups, the Excess Subordinate Principal Amount will be allocated between each Loan Group on a pro rata basis in accordance with the amount of
Realized Losses attributable to each Loan Group and allocated to the Certificates on such Distribution Date.

        Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property (or, with respect to a Cooperative Loan, the Cooperative Apartment) or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage Loan:

(a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

(b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special Hazard Loss";

(c) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack:

1. by any government or sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

2.      by military, naval or air forces; or

3.      by an agent of any such government, power, authority or forces;

(d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or

(e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

     Extraordinary Losses: Any loss incurred on a Mortgage Loan caused by or resulting from an Extraordinary Event.

        Fannie Mae: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

     FASIT: A "financial asset securitization investment trust" within the meaning of Section 860L of the Code.

        FDIC:  Federal Deposit Insurance Corporation or any successor thereto.

        Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01, which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

        Fitch:  Fitch, Inc. or its successor in interest.

        Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

     Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

        Freddie Mac: Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

        Highest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the earliest priority for payments pursuant to Section 4.02(a), in the following order: Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

        Independent: When used with respect to any specified Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

        Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date, as set forth in the Series Supplement.

        Initial Monthly Payment Fund: An amount representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in the first Due Period commencing subsequent to the Cut-off Date for those Mortgage Loans for which the Trustee will not be entitled to receive such payment, and as more specifically defined in the Series Supplement.

        Initial Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, the amount initially used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

     Initial Subordinate Class Percentage: As defined in the Series Supplement.

        Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan (excluding any Certificate Policy (as defined in the Series Supplement)), to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

     Insurer: Any named insurer under any Primary Insurance Policy or any successor thereto or the named insurer in any replacement policy.

        Interest Accrual Period: As defined in the Series Supplement.

     Interest Only Certificates: A Class or Subclass of Certificates not entitled to payments of principal, and designated as such in the Series Supplement. The Interest Only Certificates will have no Certificate Principal Balance.

        Interim Certification:  As defined in Section 2.02.

        International Borrower: In connection with any Mortgage Loan, a borrower who is (a) a United States citizen employed in a foreign country, (b) a non-permanent resident alien employed in the United States or (c) a citizen of a country other than the United States with income derived from sources outside the United States.

     Junior Certificateholder: The Holder of not less than 95% of the Percentage Interests of the Junior Class of Certificates.

        Junior Class of Certificates: The Class of Subordinate Certificates outstanding as of the date of the repurchase of a Mortgage Loan pursuant to
Section 4.07 herein that has the Lowest Priority.

        Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

        Liquidation Proceeds: Amounts (other than Insurance Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged

Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

        Loan Group: Any group of Mortgage Loans designated as a separate loan group in the Series Supplement. The Certificates relating to each Loan Group will be designated in the Series Supplement.

        Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

        Lower Priority: As of any date of determination and any Class of Subordinate Certificates, any other Class of Subordinate Certificates then outstanding with a later priority for payments pursuant to Section 4.02 (a).

        Lowest Priority: As of any date of determination, the Class of Subordinate Certificates then outstanding with the latest priority for payments pursuant to Section 4.02(a), in the following order: Class B-3, Class B-2, Class B-1, Class M-3, Class M-2 and Class M-1 Certificates.

        Maturity Date: The latest possible maturity date, solely for purposes of
Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates which have no Certificate Principal Balance) and each Uncertificated REMIC Regular Interest would be reduced to zero, as designated in the Series Supplement.

     MERS:  Mortgage  Electronic   Registration  Systems,  Inc.,  a  corporation
organized and existing under the laws of the State of Delaware, or any successor thereto.

        MERS(R)  System:   The  system  of  recording   transfers  of  Mortgages
electronically maintained by MERS.

     MIN: The Mortgage Identification Number for Mortgage Loans registered with MERS on the MERS(R)System.

        MLCC:  Merrill Lynch Credit Corporation, or its successor in interest.

     Modified Mortgage Loan: Any Mortgage Loan that has been the subject of a Servicing Modification.

        Modified Net Mortgage Rate: As to any Mortgage Loan that is the subject of a Servicing Modification, the Net Mortgage Rate minus the rate per annum by which the Mortgage Rate on such Mortgage Loan was reduced.

        MOM Loan: With respect to any Mortgage Loan, MERS acting as the mortgagee of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

        Monthly Payment: With respect to any Mortgage Loan (including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period and before any Servicing Modification that constitutes a reduction of the interest rate on such Mortgage Loan).

        Moody's:  Moody's Investors Service, Inc., or its successor in interest.

        Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

        Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

        Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

        Mortgage Loan Schedule:  As defined in the Series Supplement.

        Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

     Mortgage Pool: The pool of mortgage loans, including all Loan Groups, if any, consisting of the Mortgage Loans.

     Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto other than a Servicing Modification.

        Mortgaged Property: The underlying real property securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Lease and Cooperative Stock.

        Mortgagor:  The obligor on a Mortgage Note.

        Net Mortgage Rate: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

     Non-Discount Mortgage Loan: A Mortgage Loan that is not a Discount Mortgage Loan.

        Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

        Non-United States Person:  Any Person other than a United States Person.

        Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof. The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate delivered to the Company, the Trustee and any Certificate Insurer.

     Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing Agreement.

        Notional Amount: With respect to any Class or Subclass of Interest Only Certificates, an amount used as the principal basis for the calculation of any interest payment amount, as more specifically defined in the Series Supplement.

        Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

        Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Disqualified Organization" or (ii) relating to the qualification of any REMIC formed under the Series Supplement or compliance with the REMIC
Provisions must, unless otherwise specified, be an opinion of Independent counsel.

        Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03, 2.04 or 4.07.

        Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

        Pass-Through Rate:  As defined in the Series Supplement.

     Paying Agent: The Trustee or any successor Paying Agent appointed by the Trustee.

        Percentage Interest: With respect to any Certificate (other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof or Initial Notional Amount (in the case of any Interest Only Certificate) thereof divided by the aggregate Initial Certificate Principal Balance or the aggregate of the Initial Notional Amounts, as applicable, of all the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

        Permitted Investments:  One or more of the following:

(i) obligations of or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

(ii) repurchase agreements on obligations specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

(iii)federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

(iv) commercial paper and demand notes (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

(v) a money market fund or a qualified investment fund rated by each Rating Agency in its highest long-term rating available; and

(vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-1 by Standard & Poor's, P-1 by Moody's or F-1 by Fitch in the case of Fitch.

     Permitted Transferee: Any Transferee of a Class R Certificate, other than a Disqualified Organization or Non-United States Person.

        Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Pledged Amount: With respect to any Pledged Asset Loan, the amount of money remitted to Combined Collateral LLC, at the direction of or for the benefit of the related Mortgagor.

        Pledged Asset Loan: Any Mortgage Loan supported by Pledged Assets or such other collateral, other than the related Mortgaged Property, set forth in the Series Supplement.

        Pledged Assets: With respect to any Mortgage Loan, all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts and other investment property and other property of whatever kind or description pledged by Combined Collateral LLC as security in respect of any Realized Losses in connection with such Mortgage Loan up to the Pledged Amount for such Mortgage Loan, and any related collateral, or such other collateral as may be set forth in the Series Supplement.

        Pledged Asset Mortgage Servicing Agreement: The Pledged Asset Mortgage Servicing Agreement, dated as of February 28, 1996 between MLCC and the Master Servicer.

        Pooling and Servicing Agreement or Agreement: With respect to any Series, this Standard Terms together with the related Series Supplement.

     Pool Stated Principal Balance: As to any Distribution Date, the aggregate of the Stated Principal Balances of each Mortgage Loan.

        Pool Strip Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) the Discount Net Mortgage Rate (but not less than 0.00%) per annum.

        Prepayment Distribution Trigger: With respect to any Distribution Date and any Class of Subordinate Certificates (other than the Class M-1 Certificates), a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of such Class and each Class of Subordinate Certificates with a Lower Priority than such Class immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to the sum of the related Initial Subordinate Class Percentages of such Classes of Subordinate Certificates.

        Prepayment Interest Shortfall: As to any Distribution Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the portion of the related Prepayment Period that falls during the prior calendar month, an amount equal to the excess of one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan)) paid by the Mortgagor for such month to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount of such Curtailment.

        Prepayment Period: As to any Distribution Date and Principal Prepayment in Full, the period commencing on the 16th day of the month prior to the month in which that Distribution Date occurs and ending on the 15th day of the month in which such Distribution Date occurs.

     Primary  Insurance  Policy:   Each  primary  policy  of  mortgage  guaranty
insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

     Principal Only Certificates: A Class of Certificates not entitled to payments of interest, and more specifically designated as such in the Series Supplement.

        Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

     Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan that is made by the Mortgagor.

     Program Guide: Collectively, the Client Guide and the Servicer Guide for Residential Funding's Expanded Criteria Mortgage Program.

        Purchase Price: With respect to any Mortgage Loan (or REO Property) required to be or otherwise purchased on any date pursuant to Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of (i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee is calculated in the case of a Modified Mortgage Loan) (or at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the Due Date in the Due Period related to the Distribution Date occurring in the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

        Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee, with a copy to the Custodian,

        (i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution);

        (ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution;

        (iii)  have a Loan-to-Value  Ratio at the time of substitution no higher
               than  that  of  the  Deleted   Mortgage   Loan  at  the  time  of
               substitution;

        (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan;

        (v) comply with each representation and warranty set forth in Sections 2.03 and 2.04 hereof and Section 4 of the Assignment Agreement; and

        (vi) have a Pool Strip Rate equal to or greater than that of the Deleted Mortgage Loan.

Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Pool Strip Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" is greater than the Pool Strip Rate of the related Deleted Mortgage Loan

        (i) the Pool Strip Rate of such Qualified Substitute Mortgage Loan shall be equal to the Pool Strip Rate of the related Deleted Mortgage Loan for purposes of calculating the Pass-Through Rate on the Class A-V Certificates and

        (ii) the excess of the Pool Strip Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Pool Strip Rate" over the Pool Strip Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

        Rating Agency: Each of the statistical credit rating agencies specified in the Preliminary Statement of the Series Supplement. If any agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

        Realized Loss:  With respect to each Mortgage Loan (or REO Property):

          (a) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to Certificateholders up to the Due Date in the Due Period related to the Distribution Date on which such Realized Loss will be allocated pursuant to Section 4.05 on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus (iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed,

        (b) which is the subject of a Servicing Modification, (i) the amount by which the interest portion of a Monthly Payment or the principal balance of such Mortgage Loan was reduced, and (ii) any such amount with respect to a Monthly Payment that was or would have been due in the month immediately following the month in which a Principal Prepayment or the Purchase Price of such Mortgage Loan is received or is deemed to have been received,

        (c) which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation, or

        (d) which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

Notwithstanding the above, neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Realized Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

        Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

     Regular Certificate: Any of the Certificates other than a Class R Certificate.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

        REMIC Administrator: Residential Funding Corporation. If Residential Funding Corporation is found by a court of competent jurisdiction to no longer be able to fulfill its obligations as REMIC Administrator under this Agreement the Master Servicer or Trustee acting as Master Servicer shall appoint a successor REMIC Administrator, subject to assumption of the REMIC Administrator obligations under this Agreement.

        REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

        REO Acquisition: The acquisition by the Master Servicer on behalf of the Trustee for the benefit of the Certificateholders of any REO Property pursuant to Section 3.14.

        REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

        REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

        REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

        REO Property: A Mortgaged Property acquired by the Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

        Request for Release: A request for release, the forms of which are attached as Exhibit F hereto, or an electronic request in a form acceptable to the Custodian.

        Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

        Required Surety Payment: With respect to any Additional Collateral Loan that becomes a Liquidated Mortgage Loan, the lesser of (i) the principal portion of the Realized Loss with respect to such Mortgage Loan and (ii) the excess, if any, of (a) the amount of Additional Collateral required at origination with respect to such Mortgage Loan over (b) the net proceeds realized by the Subservicer from the related Additional Collateral.

     Residential   Funding:   Residential   Funding   Corporation,   a  Delaware
corporation, in its capacity as seller of the Mortgage Loans to the Company and any successor thereto.

        Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

        Retail Certificates: A Senior Certificate, if any, offered in smaller minimum denominations than other Senior Certificates, and designated as such in the Series Supplement.

        Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount Mortgage Loans, attached as an exhibit to the Series Supplement.

     Security Agreement: With respect to a Cooperative Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

     Seller: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

        Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans consistent in all material respects with those set forth in the Program Guide.

        Senior Accelerated Distribution Percentage: With respect to any Distribution Date occurring on or prior to the 60th Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100%. With respect to any Distribution Date thereafter and any such Loan Group, if applicable, as follows:

(i) for any Distribution Date after the 60th Distribution Date but on or prior to the 72nd Distribution Date, the related Senior Percentage for such Distribution Date plus 70% of the related Subordinate Percentage for such Distribution Date;

(ii) for any Distribution Date after the 72nd Distribution Date but on or prior to the 84th Distribution Date, the related Senior Percentage for such Distribution Date plus 60% of the related Subordinate Percentage for such Distribution Date;

(iii) for any Distribution Date after the 84th Distribution Date but on or prior to the 96th Distribution Date, the related Senior Percentage for such Distribution Date plus 40% of the related Subordinate Percentage for such Distribution Date;

(iv) for any Distribution Date after the 96th Distribution Date but on or prior to the 108th Distribution Date, the related Senior Percentage for such Distribution Date plus 20% of the related Subordinate Percentage for such Distribution Date; and

(v) for any Distribution Date thereafter, the Senior Percentage for such Distribution Date;

provided, however,

        (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either

               (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding Certificate Principal Balance of the Subordinate Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates or

                (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and
        (2) Realized Losses on the Mortgage Loans to date for such Distribution Date, if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 10%, 15%, 20%, 25% or 30%, respectively, of the sum of the Initial Certificate Principal Balances of the Subordinate Certificates, and

        (ii) that for any Distribution Date on which the Senior Percentage is greater than the Senior Percentage as of the Closing Date, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%, or, if the Mortgage Pool is comprised of two or more Loan Groups, for any Distribution Date on which the weighted average of the Senior Percentages for each Loan Group, weighted on the basis of the Stated Principal Balances of the Mortgage Loans in the related Loan Group, exceeds the weighted average of the initial Senior Percentages (calculated on such basis) for each Loan Group, each of the Senior Accelerated Distribution Percentages for such Distribution Date will equal 100%.

Notwithstanding the foregoing, upon the reduction of the Certificate Principal Balances of the related Senior Certificates (other than the Class A-P Certificates, if any) to zero, the related Senior Accelerated Distribution Percentage shall thereafter be 0%.

        Senior Certificate:  As defined in the Series Supplement.

        Senior Percentage: As defined in the Series Supplement.

        Senior  Support   Certificate:   A  Senior   Certificate  that  provides
additional credit enhancement to certain other classes of Senior Certificates and designated as such in the Preliminary Statement of the Series Supplement.

     Series: All of the Certificates issued pursuant to a Pooling and Servicing Agreement and bearing the same series designation.

        Series Supplement: The agreement into which this Standard Terms is incorporated and pursuant to which, together with this Standard Terms, a Series of Certificates is issued.

     Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

        Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property or, with respect to a Cooperative Loan, the related Cooperative Apartment, (ii) any enforcement or judicial proceedings, including foreclosures, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS System, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by Persons other than servicers of mortgage loans, reasonable compensation for such services.

        Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

        Servicing Modification: Any reduction of the interest rate on or the outstanding principal balance of a Mortgage Loan that is in default, or for which, in the judgment of the Master Servicer, default is reasonably foreseeable, pursuant to a modification of such Mortgage Loan in accordance with
Section 3.07(a).

        Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

        Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) suffered by such Mortgaged Property (or Cooperative Apartment) on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

     Standard & Poor's: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successor in interest.

        Stated Principal Balance: With respect to any Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and (b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to Certificateholders with respect thereto for any previous Distribution Date.

        Subclass: With respect to the Class A-V Certificates, any Subclass thereof issued pursuant to Section 5.01(c). Any such Subclass will represent the Uncertificated Class A-V REMIC Regular Interest or Interests specified by the initial Holder of the Class A-V Certificates pursuant to Section 5.01(c).

        Subordinate Certificate: Any one of the Class M Certificates or Class B Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and Exhibit C, respectively.

        Subordinate Class Percentage: With respect to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of such Class of Subordinate Certificates immediately prior to such date and the denominator of which is the aggregate Stated Principal Balance of all of the

Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

        Subordinate Percentage: As of any Distribution Date and, with respect to any Mortgage Pool comprised of two or more Loan Groups, any Loan Group, 100% minus the related Senior Percentage as of such Distribution Date.

     Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing Agreement.

        Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

        Subservicer  Advance:  Any  delinquent   installment  of  principal  and
interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

     Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

        Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company. With respect to Additional Collateral Loans subserviced by MLCC, the Subservicing Agreement shall also include the Addendum and Assignment Agreement and the Pledged Asset Mortgage Servicing Agreement. With respect to any Pledged Asset Loan subserviced by GMAC Mortgage Corporation, the Addendum and Assignment Agreement, dated as of November 24, 1998, between the Master Servicer and GMAC Mortgage Corporation, as such agreement may be amended from time to time.

        Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

     Surety: Ambac, or its successors in interest, or such other surety as may be identified in the Series Supplement.

        Surety Bond: The Limited Purpose Surety Bond (Policy No. AB0039BE), dated February 28, 1996 in respect to Mortgage Loans originated by MLCC, or the Surety Bond (Policy No. AB0240BE), dated March 17, 1999 in respect to Mortgage Loans originated by Novus Financial Corporation, in each case issued by Ambac for the benefit of certain beneficiaries, including the Trustee for the benefit of the Holders of the Certificates, but only to the extent that such Surety Bond covers any Additional Collateral Loans, or such other Surety Bond as may be identified in the Series Supplement.

        Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of any REMIC formed under the Series Supplement and under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

     Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership Interest in a Certificate.

     Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

        Trust Fund: The segregated pool of assets related to a Series, with respect to which one or more REMIC elections are to be made pursuant to this Agreement, consisting of:

(i) the Mortgage Loans and the related Mortgage Files and collateral securing such Mortgage Loans,

(ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the Custodial Account or in the Certificate Account and identified as belonging to the Trust Fund, including the proceeds from the liquidation of Additional Collateral for any Additional Collateral Loan or Pledged Assets for any Pledged Asset Loan, but not including amounts on deposit in the Initial Monthly Payment Fund,

(iii) property that secured a Mortgage Loan and that has been acquired for the benefit of the Certificateholders by foreclosure or deed in lieu of foreclosure,

(iv) the hazard insurance policies and Primary Insurance Policies, if any, the Pledged Assets with respect to each Pledged Asset Loan, and the interest in the Surety Bond transferred to the Trustee pursuant to
        Section 2.01, and

(v)     all proceeds of clauses (i) through (iv) above.

        Uniform Single Attestation Program for Mortgage Bankers: The Uniform Single Attestation Program for Mortgage Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

        Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

        United States Person or U.S. Person: (i) A citizen or resident of the United States, (ii) a corporation, partnership or other entity treated as a corporation or partnership for United States federal income tax purposes organized in or under the laws of the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations provide otherwise), provided that, for purposes solely of the restrictions on the transfer of residual interests, no partnership or other entity treated as a partnership for United States federal income tax purposes shall be treated as a United States Person or U.S. Person unless all persons that own an interest in such partnership either directly or indirectly through any chain of entities no one of which is a corporation for United States federal income tax purposes are required by the applicable operating agreement to be United States Persons,
(iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain Trusts in existence on August 20, 1996, and treated as United States persons prior to such date, that elect to continue to be treated as United States persons will also be a U.S. Person.

     Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate, and more specifically designated in
Article XI of the Series Supplement.

Section 1.02.  Use of Words and Phrases.

        "Herein," "hereby," "hereunder," `hereof," "hereinbefore," "hereinafter" and other equivalent words refer to the Pooling and Servicing Agreement as a whole. All references herein to Articles, Sections or Subsections shall mean the corresponding Articles, Sections and Subsections in the Pooling and Servicing Agreement. The definition set forth herein include both the singular and the plural.

                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS;

                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2.01.  Conveyance of Mortgage Loans.

(a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the Mortgage Loans on or before the Cut-off Date). In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the Certificate Policy (as defined in the Series Supplement), if any.

(b) In connection with such assignment, except as set forth in Section 2.01(c) and subject to Section 2.01(d) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative Loan):

(i) The original Mortgage Note, endorsed without recourse to the order of the Trustee, and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) The original Mortgage, noting the presence of the MIN of the Mortgage Loan and language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, with evidence of recording indicated thereon or a copy of the Mortgage with evidence of recording indicated thereon;

(iii) Unless the Mortgage Loan is registered on the MERS(R) System, an original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment with evidence of recording indicated thereon;

(iv) The original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee (or to MERS, if the Mortgage Loan is registered on the MERS(R) System and noting the presence of a MIN) with evidence of recordation noted thereon or attached thereto, or a copy of such assignment or assignments of the Mortgage with evidence of recording indicated thereon; and

(v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement.

        and (II) with respect to each Cooperative Loan so assigned:

(i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

(ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

(iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

(iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

(v)     The Security Agreement;

(vi) Copies of the original UCC-1 financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

(ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

(x) A duly completed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and a duly completed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

(c) The Company may, in lieu of delivering the original of the documents set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section (b)(II)(ii),

(iv), (vii), (ix) and (x) (or copies thereof as permitted by Section 2.01(b)) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders until such time as is set forth in the next sentence. Within thirty Business Days following the earlier of (i) the receipt of the original of all of the documents or instruments set forth in Section 2.01(b)(I)(ii), (iii), (iv) and (v) and Section
(b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and (ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

(d) Notwithstanding the provisions of Section 2.01(c), in connection with any Mortgage Loan, if the Company cannot deliver the original of the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof as permitted by Section 2.01(b)) with evidence of recording thereon concurrently with the execution and delivery of this Agreement because of (i) a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, or (ii) a delay in the receipt of certain information necessary to prepare the related assignments, the Company shall deliver or cause to be delivered to the Trustee or the respective
Custodian a copy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

        The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause
(I)(iii) of Section 2.01(b), except (a) in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan or (b) if MERS is identified on the Mortgage or on a properly recorded assignment of the Mortgage as the mortgagee of record solely as nominee for the Seller and its successors and assigns, and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or Assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof as permitted by Section 2.01(b)) with evidence of recording indicated thereon at the time specified in Section 2.01(c). In connection with its servicing of Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

        If the Company delivers to the Trustee or Custodian any Mortgage Note or Assignment of Mortgage in blank, the Company shall, or shall cause the Custodian to, complete the endorsement of the Mortgage Note and the Assignment of Mortgage in the name of the Trustee in conjunction with the Interim Certification issued by the Custodian, as contemplated by Section 2.02.

        Any of the items set forth in Sections  2.01(b)(I)(ii),  (iii), (iv) and
(v) and (II)(vi) and (vii) and that may be delivered as a copy rather than the original may be delivered to the Trustee or the Custodian.

        In connection with the assignment of any Mortgage Loan registered on the MERS(R) System, the Company further agrees that it will cause, at the Company's own expense, within 30 Business Days after the Closing Date, the MERS(R) System to indicate that such Mortgage Loans have been assigned by the Company to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased in accordance with this Agreement) in such computer files
(a) the code in the field which identifies the specific Trustee and (b) the code in the field "Pool Field" which identifies the series of the Certificates issued in connection with such Mortgage Loans. The Company further agrees that it will not, and will not permit the Master Servicer to, and the Master Servicer agrees that it will not, alter the codes referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased in accordance with the terms of this Agreement.


(e) Residential Funding hereby assigns to the Trustee its security interest in and to any Additional Collateral or Pledged Assets, its right to receive amounts due or to become due in respect of any Additional Collateral or Pledged Assets pursuant to the related Subservicing Agreement and its rights as beneficiary under the Surety Bond in respect of any Additional Collateral Loans. With respect to any Additional Collateral Loan or Pledged Asset Loan, Residential Funding shall cause to be filed in the appropriate recording office a UCC-3 statement giving notice of the assignment of the related security interest to the Trust Fund and shall thereafter cause the timely filing of all necessary continuation statements with regard to such financing statements.

(f) It is intended that the conveyance by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be and the Uncertificated REMIC Regular Interests, if any (as provided for in Section 2.06), be construed as a sale by the Company to the Trustee of the Mortgage Loans and any
Uncertificated REMIC Regular Interests for the benefit of the Certificateholders. Further, it is not intended that such conveyance be deemed to be a pledge of the Mortgage Loans and any Uncertificated REMIC Regular Interests by the Company to the Trustee to secure a debt or other obligation of the Company. Nonetheless, (a) this Agreement is intended to be and hereby is a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Section 2.01 shall be deemed to be, and hereby is, (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, payment intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property and other property of whatever kind or description now existing or hereafter acquired consisting of, arising from or relating to any of the following: (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate and Cooperative Lease, (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note and Mortgage, and (iii) any insurance policies and all other documents in the related Mortgage File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof, (C) any Uncertificated REMIC Regular Interests and (D) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B),
(C) and (D) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, payment intangibles, negotiable documents, goods, deposit accounts, letters of credit, advices of credit, investment property, certificated securities or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction as in effect (including, without limitation, Sections 8-106, 9-313 and 9-106 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law.

        The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Mortgage Loans, any Uncertificated REMIC Regular Interests and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans and any Uncertificated REMIC Regular Interests, as evidenced by an Officers' Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of Residential Funding or the Company, (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan or (4) any transfer of any interest of Residential Funding or the Company in any Uncertificated REMIC Regular Interest.

(g) The Master Servicer hereby acknowledges the receipt by it of the Initial Monthly Payment Fund. The Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the Available Distribution Amount for the initial Distribution Date. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of any REMIC. To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes,
(1) it shall be an outside reserve fund and not an asset of any REMIC, (2) it shall be owned by the Seller and (3) amounts transferred by any REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

(h) The Company agrees that the sale of each Pledged Asset Loan pursuant to this Agreement will also constitute the assignment, sale, setting-over, transfer and conveyance to the Trustee, without recourse (but subject to the Company's covenants, representations and warranties specifically provided herein), of all of the Company's obligations and all of the Company's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of the Mortgage Loan with respect to any and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related to (i) the Assigned Contracts, (ii) all rights, powers and remedies of the Company as owner of such Mortgage Loan under or in connection with the Assigned Contracts, whether arising under the terms of such Assigned Contracts, by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned Contracts, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and all cash and non-cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that secures a Pledged Asset Loan, (iv) all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds (including proceeds from the Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation or any other insurance company) of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof. The foregoing transfer, sale, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Trustee, of any obligation of the Company, or any other person in connection with the Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Mortgage Loan.

Section 2.02.  Acceptance by Trustee.

        The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section

2.01(b)(i) above (except that for purposes of such acknowledgement only, a Mortgage Note may be endorsed in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, and the rights of Residential Funding with respect to any Pledged Assets, Additional Collateral and the Surety Bond assigned to the Trustee pursuant to
Section 2.01, in trust for the use and benefit of all present and future Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it, and to deliver to the Trustee a certificate (the "Interim Certification") to the effect that all documents required to be delivered pursuant to Section 2.01(b) above have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(c) above.

        If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it in respect of the items reviewed by it pursuant to the Custodial Agreement. If such omission or defect materially and adversely affects the interests of the Certificateholders, the Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. In furtherance of the foregoing, if the Subservicer or Seller that repurchases the Mortgage Loan is not a member of MERS and the

Mortgage is registered on the MERS(R) System, the Master Servicer, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to such Subservicer or Seller and shall cause such Mortgage to be removed from registration on the MERS(R) System in accordance with MERS' rules and regulations. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material and adverse defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to Certificateholders or the Trustee on behalf of the Certificateholders.

Section 2.03.  Representations, Warranties and Covenants
                      of the Master Servicer and the Company.

(a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders that:

(i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(ii) The execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

(iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

(iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

(v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vi) The Master Servicer will comply in all material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

(vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading;

(viii) The Master Servicer has examined each existing, and will examine each new, Subservicing Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing Agreement and each designated Subservicer are acceptable to the Master Servicer and any new Subservicing Agreements will comply with the provisions of Section 3.02; and

(ix) The Master Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

        Upon discovery by either the Company, the Master Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this
Section 2.03(a) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that if the omission or defect would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure or repurchase must occur within 90 days from the date such breach was discovered. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders or the Trustee on behalf of the Certificateholders.

(b) Representations and warranties relating to the Mortgage Loans are set forth in Section 2.03(b) of the Series Supplement.

Section 2.04.  Representations and Warranties of Sellers.

        The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of Certificateholders all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement or the Company's rights under such Seller's Agreement relate to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement that have been assigned to the Trustee pursuant to this Section 2.04 or of a breach of any of the representations and warranties made in the Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such cure, repurchase or substitution must occur within 90 days from the date the breach was discovered. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, if required pursuant to Section 2.01, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the amended Schedule of Discount Fractions, to the

Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, insofar as Residential Funding's rights in respect of such representations and warranties are assigned to the Company pursuant to the Assignment Agreement, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in
Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

        In connection with the substitution of one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) any portion of any REMIC to fail to qualify as such at any time that any Certificate is outstanding.

        It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders or the Trustee on behalf of Certificateholders. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the Trustee's right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such Mortgage Loan.

Section  2.05.   Execution  and  Authentication  of   Certificates/Issuance   of
     Certificates Evidencing Interests in REMIC I Certificates.

               As provided in Section 2.05 of the Series Supplement.

Section 2.06. Conveyance of Uncertificated REMIC I and REMIC II Regular Interests; Acceptance by the Trustee.

               As provided in Section 2.06 of the Series Supplement.

Section 2.07. Issuance of Certificates Evidencing Interests in REMIC II.

               As provided in Section 2.07 of the Series Supplement.

Section 2.08.  Purposes and Powers of the Trust.

        The purpose of the trust, as created hereunder, is to engage in the following activities:

(a) to sell the Certificates to the Company in exchange for the Mortgage Loans;

(b)     to enter into and perform its obligations under this Agreement;

(c) to engage in those activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

(d) subject to compliance with this Agreement, to engage in such other activities as may be required in connection with conservation of the Trust Fund and the making of distributions to the Certificateholders.

               The trust is hereby authorized to engage in the foregoing activities. Notwithstanding the provisions of Section 11.01, the trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement while any Certificate is outstanding, and this Section 2.08 may not be amended, without the consent of the Certificateholders evidencing a majority of the aggregate Voting Rights of the Certificates.

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING

                                OF MORTGAGE LOANS

Section 3.01.  Master Servicer to Act as Servicer.

(a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the commencement, prosecution or completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to the related Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. The Master Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment to register any Mortgage Loan on the MERS(R) System, or cause the removal from the registration of any Mortgage Loan on the MERS(R) System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any expenses incurred in connection with the actions described in the preceding sentence shall be borne by the Master Servicer in accordance with Section 3.16(c), with no right of reimbursement; provided, that if, as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS System, it becomes necessary to remove any Mortgage Loan from registration on the MERS System and to arrange for the assignment of the related Mortgages to the Trustee, then any related expenses shall be reimbursable to the Master Servicer. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to Section 3.13(d) hereof) and cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be liable for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer (i) may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with Section 3.10 and (ii) may, at its own discretion and on behalf of the Trustee, obtain credit information in the form of a "credit score" from a credit repository.

(b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

(c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

Section 3.02. Subservicing Agreements Between Master Servicer and Subservicers; Enforcement of Subservicers' and Sellers' Obligations.

(a) The Master Servicer may continue in effect Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached to this Agreement as Exhibit E. With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders.

(b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement insofar as the Company's rights with respect to Seller's obligation has been assigned to the Trustee hereunder, to the extent that the non-performance of any such Seller's obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section
2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed. For purposes of clarification only, the parties agree that the foregoing is not intended to, and does not, limit the ability of the Master Servicer to be reimbursed for expenses that are incurred in connection with the enforcement of a Seller's obligations (insofar as the Company's rights with respect to such Seller's obligations have been assigned to the Trustee hereunder) and are reimbursable pursuant to Section 3.10(a)(viii).

Section 3.03.  Successor Subservicers.

        The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor
Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

Section 3.04.  Liability of the Master Servicer.

        Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05.  No Contractual Relationship Between Subservicer and
                      Trustee or Certificateholders.

        Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

Section 3.06.  Assumption or Termination of Subservicing Agreements by Trustee.

(a) If the Master Servicer shall for any reason no longer be the master servicer (including by reason of an Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

(b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

Section 3.07.  Collection of Certain Mortgage Loan Payments;
                      Deposits to Custodial Account.

(a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby; provided, however, that no such extension shall be made if any such advance would be a Nonrecoverable Advance. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders (taking into account any estimated Realized Loss that might result absent such action); provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan or except in connection with prepayments to the extent that such reamortization is not inconsistent with the terms of the Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable; and provided, further, that no such modification shall reduce the interest rate on a Mortgage Loan below the sum of the Pool Strip Rate and the sum of the rates at which the Servicing Fee and the Subservicing Fee with respect to such Mortgage Loan accrues. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be reamortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Balance thereof by the original Maturity Date based on the original Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes, except if such reissuance is described in Treasury Regulation Section 1.860G-2(b)(3).

(b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

(i) All payments on account of principal, including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

(iii)Insurance Proceeds and Liquidation Proceeds (net of any related expenses of the Subservicer);

(iv) All proceeds of any Mortgage Loans purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute Mortgage Loan pursuant to Section 2.03 or 2.04;

(v)  Any amounts required to be deposited pursuant to Section 3.07(c) or 3.21;

(vi) All amounts transferred from the Certificate Account to the Custodial Account in accordance with Section 4.02(a);

(vii)Any amounts realized by the Subservicer and received by the Master Servicer in respect of any Additional Collateral; and

(viii) Any amounts received by the Master Servicer in respect of Pledged Assets.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master
Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

        With respect to Insurance Proceeds, Liquidation Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received

(and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

(c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

(d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

Section 3.08.  Subservicing Accounts; Servicing Accounts.

(a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial Account.

(b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage Rate (or Modified Net Mortgage Rate plus the rate per annum at which the Servicing Fee accrues in the case of a Modified Mortgage Loan) on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

(c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the Mortgagors interest on funds in this account to the extent required by law.

(d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

Section 3.09.  Access to Certain Documentation and
                      Information Regarding the Mortgage Loans.

        If   compliance   with  this  Section  3.09  shall  make  any  Class  of
Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

Section 3.10.  Permitted Withdrawals from the Custodial Account.

(a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to
Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

(i) to make deposits into the Certificate Account in the amounts and in the manner provided for in Section 4.01;

(ii) to reimburse itself or the related Subservicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.07(a), 3.08, 3.11, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation Proceeds and proceeds from the purchase of a Mortgage Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

(iii)to pay to itself or the related Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) on the amount specified in the amortization schedule of the related Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous Curtailments;

(iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds and other property deposited in or credited to the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

(v) to pay to itself as additional servicing compensation any Foreclosure Profits, any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b), and any amounts paid by a Mortgagor in connection with a Principal Prepayment in Full in respect of interest for any period during the calendar month in which such Principal Prepayment in Full is to be distributed to the Certificateholders;

(vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders as of the date on which the related Stated Principal Balance or Purchase Price is determined;

(vii) to reimburse itself or the related Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection (c) below, any Advance made in connection with a modification of a Mortgage Loan that is in default or, in the judgment of the Master Servicer, default is reasonably foreseeable pursuant to Section 3.07(a), to the extent the amount of the Advance has been added to the outstanding principal balance of the Mortgage Loan, or any Advance reimbursable to the Master Servicer pursuant to Section 4.02(a);

(viii) to reimburse itself or the Company for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.01(a), 3.11, 3.13, 3.14(c), 6.03, 10.01 or otherwise, or in connection with enforcing, in accordance with this Agreement, any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's Agreement;

(ix) to reimburse itself for Servicing Advances expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

(x) to withdraw any amount deposited in the Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

(b) Since, in connection with withdrawals pursuant to clauses (ii), (iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

(c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to Certificateholders (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

Section 3.11.  Maintenance of the Primary Insurance
                      Policies; Collections Thereunder.

(a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date, or if the Loan-to-Value Ratio is reduced below 80% as a result of principal payments on the Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

(b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee and Certificateholders, claims to the related Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

Section 3.12.  Maintenance of Fire Insurance and
                      Omissions and Fidelity Coverage.

(a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or 100 percent of the insurable value of the improvements;

provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a Cooperative Loan) are located at the time of origination of such Mortgage Loan in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance (to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

        If the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims under any such blanket policy.

(b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by Fannie Mae or Freddie Mac, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for Fannie Mae or Freddie Mac. In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

Section 3.13.  Enforcement of Due-on-Sale Clauses; Assumption and
                      Modification Agreements; Certain Assignments.

(a) When any  Mortgaged  Property  is  conveyed  by the  Mortgagor,  the  Master
Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

(i)     the  Master  Servicer  shall not be deemed to be in  default  under this
        Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

(ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

(b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the
Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall either (i) both (A) constitute a "significant modification" effecting an exchange or reissuance of such Mortgage Loan under the REMIC Provisions and (B) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC under the Code or (subject to
Section  10.01(f)),   result  in  the  imposition  of  any  tax  on  "prohibited transactions" or (ii) constitute "contributions" after the start-up date under the REMIC Provisions. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed in writing by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property (or, with respect to a Cooperative Loan, the related Cooperative Apartment) without any right of reimbursement or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that any portion of any REMIC formed under the Series Supplement would not fail to continue to qualify as a REMIC under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the startup day would be imposed on any such REMIC as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

(d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit M, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage; (ii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iii) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

Section 3.14.  Realization Upon Defaulted Mortgage Loans.

(a) The Master Servicer shall foreclose upon or otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one or more Classes after reimbursement to itself for such expenses or charges and
(ii) that such expenses or charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to
Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of such a determination by the Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10.

               In addition to the foregoing, the Master Servicer shall use its best reasonable efforts to realize upon any Additional Collateral for such of the Additional Collateral Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Additional Collateral as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Additional Collateral in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Additional Collateral against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Additional Collateral (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Additional Collateral) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section
3.10. Any other payment received by the Master Servicer in respect of such Additional Collateral shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

               For so long as the Master Servicer is the Master Servicer under the Credit Support Pledge Agreement, the Master Servicer shall perform its obligations under the Credit Support Pledge Agreement in accordance with such Agreement and in a manner that is in the best interests of the Certificateholders. Further, the Master Servicer shall use its best reasonable efforts to realize upon any Pledged Assets for such of the Pledged Asset Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to
Section 3.07; provided that the Master Servicer shall not, on behalf of the Trustee, obtain title to any such Pledged Assets as a result of or in lieu of the disposition thereof or otherwise; and provided further that (i) the Master Servicer shall not proceed with respect to such Pledged Assets in any manner that would impair the ability to recover against the related Mortgaged Property, and (ii) the Master Servicer shall proceed with any REO Acquisition in a manner that preserves the ability to apply the proceeds of such Pledged Assets against amounts owed under the defaulted Mortgage Loan. Any proceeds realized from such Pledged Assets (other than amounts to be released to the Mortgagor or the related guarantor in accordance with procedures that the Master Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note and to the terms and conditions of any security agreement, guarantee agreement, mortgage or other agreement governing the disposition of the proceeds of such Pledged Assets) shall be deposited in the Custodial Account, subject to withdrawal pursuant to
Section 3.10. Any other payment received by the Master Servicer in respect of such Pledged Assets shall be deposited in the Custodial Account subject to withdrawal pursuant to Section 3.10.

               Concurrently  with the foregoing,  the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund. Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

(b) If title to any Mortgaged Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of Certificateholders. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall (except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

(c) If the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer on behalf of the Trust Fund shall dispose of such REO Property as soon as practicable, giving due consideration to the interests of the Certificateholders, but in all cases within three full years after the taxable year of its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code (or such shorter period as may be necessary under applicable state (including any state in which such property is located) law to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under applicable state law and avoid taxes resulting from such property failing to be foreclosure property under applicable state law) or, at the expense of the Trust Fund, request, more than 60 days before the day on which such grace period would otherwise expire, an extension of such grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause any REMIC formed under the Series Supplement to fail to qualify as a REMIC (for federal (or any applicable State or local) income tax purposes) at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section
3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or
(ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of
Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

(d) The proceeds of any Cash Liquidation, REO Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan) to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property)(provided that, if such recovery is of an amount previously allocated to one or more Classes of Certificates as a Realized Loss, such recovery shall be allocated among such Classes in the same proportions as the allocation of such Realized Losses and, if any such Class of Certificates to which such Realized Loss was allocated is no longer outstanding, such subsequent recovery shall be distributed to the persons who were the Holders of such Class of Certificates when it was retired); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

(e) In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, "foreclosure") in respect of such Mortgage Loan, the Master Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

Section 3.15.  Trustee to Cooperate; Release of Mortgage Files.

(a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit F, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting delivery to it of the Mortgage File. Within two Business Days of receipt of such certification and request, the Trustee shall release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The

Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon and to cause the removal from the registration on the MERS(R) System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

(b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit F hereto, or, in the case of the Custodian, an electronic request in a form acceptable to the Custodian, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

(c) The Trustee or the Master Servicer on the Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

Section 3.16.  Servicing and Other Compensation; Compensating Interest.

(a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii), (iv), (v) and (vi) of Section 3.10(a), subject to clause (e) below. The amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis. In the event that Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at a per annum rate equal to the related Net Mortgage Rate (or the Modified Net Mortgage Rate in the case of a Modified Mortgage Loan), the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer, any Foreclosure Profits and any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

(b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

(c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections
3.10 and 3.14.

(d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

(e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii), and second, to any income or gain realized from any investment of funds held in the Custodial
Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively. In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to Section 3.10(a)(iii), and (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b).

Section 3.17.  Reports to the Trustee and the Company.

        Not later than fifteen days after each Distribution Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

Section 3.18.  Annual Statement as to Compliance.

        The Master Servicer will deliver to the Company, the Trustee and any Certificate Insurer on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations relating to this Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

Section 3.19.  Annual Independent Public Accountants' Servicing Report.

        On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of independent public accountants, which shall be members of the American Institute of Certified Public Accountants, to furnish a report to the Company and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

Section 3.20.  Rights of the Company in Respect of the Master Servicer.

        The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

Section 3.21.  Administration of Buydown Funds

(a) With respect to any Buydown Mortgage Loan, the Subservicer has deposited Buydown Funds in an account that satisfies the requirements for a Subservicing Account (the "Buydown Account"). The Master Servicer shall cause the Subservicing Agreement to require that upon receipt from the Mortgagor of the amount due on a Due Date for each Buydown Mortgage Loan, the Subservicer will withdraw from the Buydown Account the predetermined amount that, when added to the amount due on such date from the Mortgagor, equals the full Monthly Payment and transmit that amount in accordance with the terms of the Subservicing Agreement to the Master Servicer together with the related payment made by the Mortgagor or advanced by the Subservicer.

(b) If the Mortgagor on a Buydown Mortgage Loan prepays such loan in its entirety during the period (the "Buydown Period") when Buydown Funds are required to be applied to such Buydown Mortgage Loan, the Subservicer shall be required to withdraw from the Buydown Account and remit any Buydown Funds remaining in the Buydown Account in accordance with the related buydown agreement. The amount of Buydown Funds which may be remitted in accordance with the related buydown agreement may reduce the amount required to be paid by the Mortgagor to fully prepay the related Mortgage Loan. If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown Period and the property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Master Servicer or the insurer under any related Primary Insurance Policy), the Subservicer shall be required to withdraw from the Buydown Account the Buydown Funds for such Buydown Mortgage Loan still held in the Buydown Account and remit the same to the Master Servicer in accordance with the terms of the Subservicing Agreement for deposit in the Custodial Account or, if instructed by the Master Servicer, pay to the insurer under any related Primary Insurance Policy if the Mortgaged Property is transferred to such insurer and such insurer pays all of the loss incurred in respect of such default. Any amount so remitted pursuant to the preceding sentence will be deemed to reduce the amount owed on the Mortgage Loan.

                                   ARTICLE IV

                         PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.  Certificate Account.

(a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07, (iv) any amount required to be paid pursuant to Section 9.01 and (v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

(b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders, which shall mature or be payable on demand not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature or be payable on demand on such Distribution Date and (ii) any other investment may mature or be payable on demand on such Distribution Date if the Trustee shall advance funds on such Distribution Date to the
Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

Section 4.02.  Distributions.

                      As provided in Section 4.02 of the Series Supplement.

Section 4.03.  Statements to Certificateholders.

     (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall either forward by mail or make available to each Holder and the Company, via the Trustee's internet website, a statement (and at its option, any additional files containing the same information in an alternative format) setting forth information as to each Class of Certificates, the Mortgage Pool and, if the Mortgage Pool is comprised of two or more Loan Groups, each Loan Group, to the extent applicable. This statement will include the information set forth in an exhibit to the Series Supplement. Such exhibit shall set forth the Trustee's internet website address together with a phone number. The Trustee shall mail to each Holder that requests a paper copy by telephone a paper copy via first class mail. The Trustee may modify the distribution procedures set forth in this Section provided that such procedures are no less convenient for the Certificateholders. The Trustee shall provide prior notification to the Company, the Master Servicer and the Certificateholders regarding any such modification. In addition, the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

     (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of the exhibit to the Series Supplement referred to in subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

     (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

     (d) Upon the written request of any Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

Section 4.04. Distribution of Reports to the Trustee and the Company; Advances by the Master Servicer.

(a)  Prior to the  close of  business  on the  Determination  Date,  the  Master
Servicer shall furnish a written statement to the Trustee, any Certificate Insurer, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders by the Master Servicer on request) setting forth (i) the Available Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a). The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

(b) On or before 2:00 P.M. New York time on each Certificate Account Deposit Date, the Master Servicer shall either (i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Servicing Modifications, Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before 11:00 A.M. New York time on any future Certificate Account Deposit Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to Section 4.02(a) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

        The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officers' Certificate of the Master Servicer delivered to the Company and the Trustee.

        If the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with

Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

        The Trustee shall deposit all funds it receives pursuant to this Section
4.04 into the Certificate Account.

Section 4.05.  Allocation of Realized Losses.

     As provided in Section 4.05 of the Series Supplement.

Section 4.06.  Reports of Foreclosures and Abandonment of Mortgaged Property.

        The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

Section 4.07.  Optional Purchase of Defaulted Mortgage Loans.

        As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer, which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

        If, however, the Master Servicer shall have exercised its right to repurchase a Mortgage Loan pursuant to this Section 4.07 upon the written request of and with funds provided by the Junior Certificateholder and thereupon transferred such Mortgage Loan to the Junior Certificateholder, the Master Servicer shall so notify the Trustee in writing.

Section 4.08.  Surety Bond.

(a) If a Required Surety Payment is payable pursuant to the Surety Bond with respect to any Additional Collateral Loan, the Master Servicer shall so notify the Trustee as soon as reasonably practicable and the Trustee shall promptly complete the notice in the form of Attachment 1 to the Surety Bond and shall promptly submit such notice to the Surety as a claim for a Required Surety. The

Master Servicer shall upon request assist the Trustee in completing such notice and shall provide any information requested by the Trustee in connection therewith.

(b) Upon receipt of a Required Surety Payment from the Surety on behalf of the Holders of Certificates, the Trustee shall deposit such Required Surety Payment in the Certificate Account and shall distribute such Required Surety Payment, or the proceeds thereof, in accordance with the provisions of Section 4.02.
(c) The Trustee shall (i) receive as attorney-in-fact of each Holder of a Certificate any Required Surety Payment from the Surety and (ii) disburse the same to the Holders of such Certificates as set forth in Section 4.02.

                                   ARTICLE V

                                THE CERTIFICATES

Section 5.01.  The Certificates.

(a) The Senior, Class M, Class B and Class R Certificates shall be substantially in the forms set forth in Exhibits A, B, C and D, respectively, and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates shall be issuable in the minimum denominations designated in the Preliminary Statement to the Series Supplement.

        The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

(b) Except as provided below, registration of Book-Entry Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Holders of the Book-Entry Certificates shall hold their respective Ownership Interests in and to each of such Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership
Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

        The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

        If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the
Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Company in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

(c) From time to time Residential Funding, as the initial Holder of the Class A-V Certificates, may exchange such Holder's Class A-V Certificates for Subclasses of Class A-V Certificates to be issued under this Agreement by delivering a "Request for Exchange" substantially in the form attached hereto as Exhibit N executed by an authorized officer, which Subclasses, in the aggregate, will represent the Uncertificated Class A-V REMIC Regular Interests corresponding to the Class A-V Certificates so surrendered for exchange. Any Subclass so issued shall bear a numerical designation commencing with Class A-V-1 and continuing sequentially thereafter, and will evidence ownership of the Uncertificated REMIC Regular Interest or Interests specified in writing by such initial Holder to the Trustee. The Trustee may conclusively, without any independent  verification,  rely on,  and  shall be  protected  in  relying  on,
Residential Funding's determinations of the Uncertificated Class A-V REMIC Regular Interests corresponding to any Subclass, the Initial Notional Amount and the initial Pass-Through Rate on a Subclass as set forth in such Request for Exchange and the Trustee shall have no duty to determine if any Uncertificated Class A-V REMIC Regular Interest designated on a Request for Exchange corresponds to a Subclass which has previously been issued. Each Subclass so issued shall be substantially in the form set forth in Exhibit A and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery in accordance with Section 5.01(a). Every Certificate presented or surrendered for exchange by the initial Holder shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer attached to such Certificate and shall be completed to the satisfaction of the Trustee and the Certificate Registrar duly executed by, the initial Holder thereof or his attorney duly authorized in writing. The Certificates of any Subclass of Class A-V Certificates may be transferred in whole, but not in part, in accordance with the provisions of Section 5.02.

Section 5.02.  Registration of Transfer and Exchange of Certificates.

(a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

(b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class (or Subclass) and aggregate Percentage Interest.

(c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class (or Subclass) and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer (except that, if such transfer is made by the Company or the Master Servicer or any Affiliate thereof, the Company or the Master Servicer shall provide such Opinion of Counsel at their own expense); provided that such Opinion of Counsel will not be required in connection with the initial transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit H hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of

Exhibit I hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer; provided, however, that such representation letters will not be required in connection with any transfer of any such Certificate by the Company or any Affiliate thereof to the Company or an Affiliate of the Company, and the Trustee shall be entitled to conclusively rely upon a representation (which, upon the request of the Trustee, shall be a written representation) from the Company, of the status of such transferee as an Affiliate of the Company or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit J attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee (A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and (B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

     (e) (i) In the case of any Class B or Class R Certificate presented for registration in the name of any Person, either (A) the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of such Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments), and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer or (B) the prospective Transferee shall be required to provide the Trustee, the Company and the Master Servicer with a certification to the effect set forth in paragraph six of Exhibit H (with respect to any Class B Certificate) or paragraph fourteen of Exhibit G-1 (with respect to any Class R Certificate), which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such Transferee or the Person in whose name such registration is requested either (a) is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition (each, a "Plan Investor") or (b) in the case of any Class B Certificate, the following conditions are satisfied: (i) such Transferee is an insurance company, (ii) the source of funds used to purchase or hold such Certificate (or interest therein) is an "insurance company general account" (as defined in U.S.

          Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60, and (iii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied (each entity that satisfies this clause
          (b), a "Complying Insurance Company").

               (ii) Any Transferee of a Class M Certificate will be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that either (a) such Transferee is not a Plan Investor, (b) it has acquired and is holding such Certificate in reliance on Prohibited Transaction Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as amended by
               PTE 97-34,  62 Fed. Reg. 39021 (July 21, 1997),  and PTE 2000-58,
               65 Fed. Reg. 67765 (November 13, 2000) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (c) such Transferee is a Complying Insurance Company.

               (iii) (A) If any Class M Certificate (or any interest therein) is acquired or held by any Person that does not satisfy the conditions described in paragraph (ii) above, then the last preceding Transferee that either (i) is not a Plan Investor, (ii) acquired such Certificate in compliance with the RFC Exemption, or (iii) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of such Class M Certificate. The Trustee shall be under no liability to any Person for making any payments due on such Certificate to such preceding Transferee.

                      (B) Any purported  Certificate  Owner whose acquisition or holding of any Class M Certificate (or interest therein) was effected in violation of the restrictions in this Section 5.02(e) shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

(A) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

(B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of,
     (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit G-1) from the proposed Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this
     Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit G-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

(C) Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership Interest in a Class R Certificate to such proposed Transferee shall be effected.

(D) Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit G-2.

(E) Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

(ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the Class R Certificates to Non-United States Persons and Disqualified Organizations (as defined in Section 860E(e)(5) of the
        Code) are prohibited.

(iii)(A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

(B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

(iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified

     Organization. Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

(v)     The  provisions  of this Section  5.02(f) set forth prior to this clause
        (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

(A) written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Senior, Class M or Class B Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency; and

(B) subject to Section 10.01(f), an Officers' Certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel, in form and substance satisfactory to the Master Servicer, to the effect that such modification, addition to or absence of such provisions will not cause any portion of any REMIC formed under the Series Supplement to cease to qualify as a REMIC and will not cause (x) any portion of any REMIC formed under the Series Supplement to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified Organization or (y) a Certificateholder or another Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

(g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

(h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

        If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and
(ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the

Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.  Persons Deemed Owners.

        Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, except as and to the extent provided in the definition of "Certificateholder," and neither the Company, the Master Servicer, the Trustee, any Certificate Insurer, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee, any Certificate Insurer or the Certificate Registrar shall be affected by notice to the contrary except as provided in Section 5.02(f).

Section 5.05.  Appointment of Paying Agent.

        The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders.

        The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders on the date of receipt by such Paying Agent.

                                   ARTICLE VI

                       THE COMPANY AND THE MASTER SERVICER

Section 6.01.  Respective Liabilities of the Company and the Master Servicer.

        The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by
Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

Section 6.02. Merger or Consolidation of the Company or the Master Servicer; Assignment of Rights and Delegation of Duties by Master Servicer.

(a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

(b) Any Person into which the Company or the Master Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac; and provided further that each Rating Agency's ratings, if any, of the Senior, Class M or Class B Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

(c) Notwithstanding anything else in this Section 6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of Fannie Mae or Freddie Mac, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency). In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

Section 6.03.  Limitation on Liability of the Company,
                      the Master Servicer and Others.

        Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

        Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

Section 6.04.  Company and Master Servicer Not to Resign.

        Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.

                                  ARTICLE VII

                                     DEFAULT

Section 7.01.  Events of Default.

        Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(i) the Master Servicer shall fail to distribute or cause to be distributed to the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of such Class evidencing Percentage Interests aggregating not less than 25%; or

(ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

(iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

(v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi) the Master Servicer shall notify the Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

        If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

        Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

Section 7.02.  Trustee or Company to Act; Appointment of Successor.

(a) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a Fannie Mae- or Freddie Mac-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

        (b) In connection with the termination or resignation of the Master Servicer hereunder, either (i) the successor Master Servicer, including the Trustee if the Trustee is acting as successor Master Servicer, shall represent and warrant that it is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Master Servicer as necessary under MERS' rules and regulations, or (ii) the predecessor Master Servicer shall cooperate with the successor Master Servicer in causing MERS to execute and deliver an assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS(R) System to the successor Master Servicer. The predecessor Master Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Master Servicer shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this subsection (b). The successor Master Servicer shall cause such assignment to be delivered to the Trustee or the Custodian promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

Section 7.03.  Notification to Certificateholders.

(a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

(b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

Section 7.04.  Waiver of Events of Default.

        The Holders representing at least 66% of the Voting Rights affected by a default or Event of Default hereunder may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause
(i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this
Section 7.04 shall affect the Holders of Certificates in the manner set forth in
Section 11.01(b)(i) or (ii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01.  Duties of Trustee.

(a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

(b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

        The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of any portion of any REMIC formed under the Series Supplement as a REMIC under the REMIC Provisions and (subject to Section 10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

(c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

(ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and
        (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company or any Certificateholder; and

(v) Except to the extent provided in Section 7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and (C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.  Certain Matters Affecting the Trustee.

(a)     Except as otherwise provided in Section 8.01:

(i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(iii)The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

(vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

(vii)To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund. The Trustee shall sign on behalf of the Trust Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause any portion of any REMIC formed under the Series Supplement to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the
Code).

Section 8.03.  Trustee Not Liable for Certificates or Mortgage Loans.

        The recitals contained herein and in the Certificates (other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document, or of MERS or the MERS(R) System. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

Section 8.04.  Trustee May Own Certificates.

        The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

Section 8.05.  Master Servicer to Pay Trustee's Fees
                      and Expenses; Indemnification.

(a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

(b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on the Trustee's part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement and the Custodial Agreement, provided that:

(i) with respect to any such claim, the Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii) while maintaining control over its own defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense; and

(iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement  shall affect the  obligations  created by this
Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

        Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders pursuant to the terms of this Agreement.

Section 8.06.  Eligibility Requirements for Trustee.

        The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

Section 8.07.  Resignation and Removal of the Trustee.

(a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

(b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause (i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

(c) The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

Section 8.08.  Successor Trustee.

(a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

(b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

(c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

Section 8.09.  Merger or Consolidation of Trustee.

        Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders at their address as shown in the Certificate Register.

Section 8.10.  Appointment of Co-Trustee or Separate Trustee.

(a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

(b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

(c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

(d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 8.11.  Appointment of Custodians.

        The Trustee may, with the consent of the Master Servicer and the Company, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File. Each
Custodial Agreement may be amended only as provided in Section 11.01. The Trustee shall notify the Certificateholders of the appointment of any Custodian (other than the Custodian appointed as of the Closing Date) pursuant to this
Section 8.11.

Section 8.12.  Appointment of Office or Agency.

        The Trustee will maintain an office or agency in the City of New York at the address designated in Section 11.05 of the Series Supplement where Certificates may be surrendered for registration of transfer or exchange. The

Trustee will maintain an office at the address stated in Section 11.05 of the Series Supplement where notices and demands to or upon the Trustee in respect of this Agreement may be served.

                                   ARTICLE IX

              TERMINATION OR OPTIONAL PURCHASE OF ALL CERTIFICATES

Section 9.01. Optional Purchase by the Master Servicer of All Certificates; Termination Upon Purchase by the Master Servicer or Liquidation of All Mortgage Loans


(a) Subject to Section 9.02, the respective obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

(i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

(ii) the purchase by the Master Servicer of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate (or Modified Net Mortgage Rate in the case of any Modified Mortgage Loan) to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of any portion of any REMIC formed under the Series Supplement as a REMIC.

        The right of the Master Servicer to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date, prior to giving effect to distributions to be made on such Distribution Date, being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

        If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer shall provide to the Trustee the certification required by
Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer the Mortgage Files pertaining to the Mortgage Loans being purchased.

        In addition to the foregoing, on any Distribution Date on which the Pool Stated Principal Balance, prior to giving effect to distributions to be made on such Distribution Date, is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, the Master Servicer shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of Accrued Certificate Interest thereon for the related Interest Accrual Period and any previously unpaid Accrued Certificate Interest. If the Master Servicer exercises this right to purchase the outstanding Certificates, the Master Servicer will promptly terminate the respective obligations and responsibilities created hereby in respect of the Certificates pursuant to this
Article IX.

(b) The Master Servicer shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer anticipates that the final distribution will be made to Certificateholders (whether as a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund or otherwise) or on which the Master Servicer anticipates that the Certificates will be purchased (as a result of the exercise by the Master Servicer to purchase the outstanding Certificates). Notice of any termination specifying the anticipated Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee (if so required by the terms hereof) for payment of the final distribution and cancellation or notice of any purchase of the outstanding Certificates, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment, shall be given promptly by the Master Servicer (if it is exercising its right to purchase the assets of the Trust Fund or to purchase the outstanding Certificates), or by the Trustee (in any other case) by letter to the Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

(i) the anticipated Final Distribution Date upon which final payment of the Certificates is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated or, in the case of the purchase by the Master Servicer of the outstanding Certificates, the Distribution Date on which such purchase is to be made,

(ii) the amount of any such final payment, or in the case of the purchase of the outstanding Certificates, the purchase price, in either case, if known, and

(iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, and in the case of the Senior Certificates and Class M Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders and, if the Master Servicer is exercising its rights to purchase the outstanding Certificates, it shall give such notice to each Rating Agency at the time such notice is given to Certificateholders. As a result of the exercise by the Master Servicer of its right to purchase the assets of the Trust Fund, the Master Servicer shall deposit in the Certificate Account, before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund, computed as provided above. As a result of the exercise by the Master Servicer of its right to purchase the outstanding Certificates, the Master Servicer shall deposit in an Eligible Account, established by the Master Servicer on behalf of the Trustee and separate from the Certificate Account in the name of the Trustee in trust for the registered holders of the Certificates, before the Distribution Date on which such purchase is to occur in immediately available funds an amount equal to the purchase price for the Certificates, computed as above provided, and provide notice of such deposit to the Trustee. The Trustee will withdraw from such account the amount specified in subsection
(c) below.

(c) In the case of the Senior, Class M or Class B Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's election to repurchase the assets of the Trust Fund or the outstanding Certificates, or (ii) if the Master Servicer elected to so repurchase the assets of the Trust Fund or the outstanding Certificates, an amount determined as follows: (A) with respect to each Certificate the outstanding Certificate Principal Balance thereof, plus Accrued Certificate Interest for the related Interest Accrual Period thereon and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in
Section 4.02(a), and (B) with respect to the Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause (ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A).

(d) If any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer all amounts distributable to the holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

(e) If any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase of the outstanding Certificates is to be made, the Trustee shall on such date cause all funds in the Certificate

Account deposited therein by the Master Servicer pursuant to Section 9.01(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer shall give a second written notice to such Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this Section 9.01, the Trustee shall pay to the Master Servicer all amounts distributable to the Holders thereof and the Master Servicer shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 9.01. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 9.01 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto. Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder. The Master Servicer shall be for all purposes the Holder thereof as of such date.

Section 9.02.  Additional Termination Requirements.

(a) Each REMIC that comprises the Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of each such REMIC to comply with the requirements of this Section
9.02 will not (i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any such REMIC to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i) The Master Servicer shall establish a 90-day liquidation period for each such REMIC and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Master Servicer also shall satisfy all of the requirements of a qualified liquidation for a REMIC under Section 860F of the Code and regulations thereunder;

(ii) The Master Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

(iii) If the Master Servicer or the Company is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash.

(b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for each REMIC at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.

Section 9.03.  Termination of Multiple REMICs.

        If the REMIC Administrator makes two or more separate REMIC elections, the applicable REMIC shall be terminated on the earlier of the Final Distribution Date and the date on which it is deemed to receive the last deemed distributions on the related Uncertificated REMIC Regular Interests and the last distribution due on the Certificates is made.

                                   ARTICLE X

                                REMIC PROVISIONS

Section 10.01. REMIC Administration.

(a) The REMIC Administrator shall make an election to treat the Trust Fund as one or more REMICs under the Code and, if necessary, under applicable state law. The assets of each such REMIC will be set forth in the Series Supplement. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of each REMIC election in respect of the Trust Fund, Certificates and interests to be designated as the "regular interests" and the sole class of "residual interests" in the REMIC will be set forth in Section 10.03 of the Series Supplement. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in any REMIC elected in respect of the Trust Fund other than the "regular interests" and "residual interests" so designated.

(b) The Closing Date is hereby designated as the "startup day" of the Trust Fund within the meaning of Section 860G(a)(9) of the Code.

(c) The REMIC Administrator shall hold a Class R Certificate representing a 0.01% Percentage Interest each Class of the Class R Certificates and shall be designated as "the tax matters person" with respect to each REMIC in the manner provided under Treasury regulations section 1.860F-4(d) and Treasury regulations section 301.6231(a)(7)-1.  The REMIC Administrator, as tax matters person, shall
(i) act on behalf of each REMIC in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder, at its option the REMIC Administrator may continue its duties as REMIC Administrator and shall be paid reasonable compensation not to exceed $3,000 per year by any successor Master Servicer hereunder for so acting as the REMIC Administrator.

(d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to each REMIC created hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions. The Trustee and Master Servicer shall promptly provide the REMIC Administrator with such information as the REMIC Administrator may from time to time request for the purpose of enabling the REMIC Administrator to prepare Tax Returns.

(e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee, and the Trustee shall forward to the Certificateholders, such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and
(iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC.

(f) The Master Servicer and the REMIC Administrator shall take such actions and shall cause each REMIC created hereunder to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary or desirable to maintain the status of each REMIC as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). The Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any portion of any REMIC formed under the Series Supplement as a REMIC or (ii) result in the imposition of a tax upon any such REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the
Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to each REMIC created hereunder, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to any REMIC created hereunder or any related assets thereof, or causing any such REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an

Adverse REMIC Event to occur with respect to any such REMIC, and the Trustee shall not take any such action or cause any such REMIC to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of each REMIC created hereunder as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

(g) In the event that any tax is imposed on "prohibited transactions" of any REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of any such REMIC as defined in Section 860G(c) of the Code, on any contributions to any such REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or (iii) otherwise against amounts on deposit in the Custodial Account as provided by Section 3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i) Following the Startup Day, neither the Master Servicer nor the Trustee shall accept any contributions of assets to any REMIC created hereunder unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in such REMIC will not cause the REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j) Neither the Master Servicer nor the Trustee shall (subject to Section 10.01(f)) enter into any arrangement by which any REMIC created hereunder will receive a fee or other compensation for services nor permit any such REMIC to receive any income from assets other than "qualified mortgages" as defined in
Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k) Solely for the purposes of Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" by which the Certificate Principal Balance of each Class of Certificates (other than the Interest Only Certificates) representing a regular interest in the applicable REMIC and the Uncertificated Principal Balance of each Uncertificated REMIC Regular Interest (other than each Uncertificated REMIC Regular Interest represented by a Class A-V Certificate, if any) and the rights to the Interest Only Certificates and Uncertificated REMIC Regular Interest represented by a Class A-V Certificate would be reduced to zero is the Maturity Date for each such Certificate and Interest.

(l) Within 30 days after the Closing Date, the REMIC Administrator shall prepare and file with the Internal Revenue Service Form 8811, "Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for each REMIC created hereunder.

(m) Neither the Trustee nor the Master Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder, (iii) the termination of any such REMIC pursuant to Article IX of this Agreement or
(iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for any such REMIC, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain nor accept any contributions to any such REMIC after the Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of such REMIC as a REMIC or
(b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause such REMIC to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02. Master Servicer, REMIC Administrator and Trustee Indemnification.

(a) The Trustee agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs including, without limitation, any reasonable attorneys fees imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this Article X.

(b) The REMIC Administrator agrees to indemnify the Trust Fund, the Company, the Master Servicer and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

(c) The Master Servicer agrees to indemnify the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the REMIC Administrator or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.

Section 10.03. Designation of REMIC(s).

        As provided in Section 10.03 of the Series Supplement.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11.01. Amendment.

(a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

(i)     to cure any ambiguity,

(ii) to correct or supplement any provisions herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

(iii)to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

(iv) to change the timing and/or nature of deposits into the Custodial Account or the Certificate Account or to change the name in which the Custodial Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and
     (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

(v) to modify, eliminate or add to the provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R Certificates, by virtue of their being the "residual interests" in a REMIC, provided that
     (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause any REMIC created hereunder or any of the Certificateholders (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee,

(vi) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder or

(vii)to amend any provision herein or therein that is not material to any of the Certificateholders.

(b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i) reduce in any manner the amount of, or delay the timing of, payments which are required to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

(c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause any REMIC created under the Series Supplement to fail to qualify as a REMIC at any time that any Certificate is outstanding.

(d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to the Custodian and each Certificateholder. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulations
Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Senior Certificateholders, the Class M Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit K (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit L, with such changes as the Company shall deem to be appropriate; it being understood that the Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

Section 11.02. Recordation of Agreement; Counterparts.

(a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

(b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 11.03. Limitation on Rights of Certificateholders.

(a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

(b) No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(c) No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04. Governing Law.

        This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 11.05. Notices.

        As provided in Section 11.05 of the Series Supplement.

Section 11.06. Required Notices to Rating Agency and Subservicer.

        The Company, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

(a)     a material change or amendment to this Agreement,

(b)     the occurrence of an Event of Default,

(c) the termination or appointment of a successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

(d) the filing of any claim under the Master Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section
        3.12 or the cancellation or modification of coverage under any such instrument,

(e) the statement required to be delivered to the Holders of each Class of Certificates pursuant to Section 4.03,

(f)  the statements required to be delivered pursuant to Sections 3.18 and 3.19,

(g)  a change  in the  location  of the  Custodial  Account  or the  Certificate
     Account,

(h) the occurrence of any monthly cash flow shortfall to the Holders of any Class of Certificates resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

(i)     the occurrence of the Final Distribution Date, and

(j)     the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating Agency and the Subservicer of any such event known to the Master Servicer.

Section 11.07. Severability of Provisions.

        If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.08. Supplemental Provisions for Resecuritization.

        This Agreement may be supplemented by means of the addition of a separate Article hereto (a "Supplemental Article") for the purpose of resecuritizing any of the Certificates issued hereunder, under the following circumstances. With respect to any Class or Classes of Certificates issued hereunder, or any portion of any such Class, as to which the Company or any of its Affiliates (or any designee thereof) is the registered Holder (the "Resecuritized Certificates"), the Company may deposit such Resecuritized Certificates into a new REMIC, grantor trust, FASIT or custodial arrangement (a "Restructuring Vehicle") to be held by the Trustee pursuant to a Supplemental Article. The instrument adopting such Supplemental Article shall be executed by the Company, the Master Servicer and the Trustee; provided, that neither the Master Servicer nor the Trustee shall withhold their consent thereto if their respective interests would not be materially adversely affected thereby. To the extent that the terms of the Supplemental Article do not in any way affect any provisions of this Agreement as to any of the Certificates initially issued hereunder, the adoption of the Supplemental Article shall not constitute an "amendment" of this Agreement.

        Each Supplemental Article shall set forth all necessary provisions relating to the holding of the Resecuritized Certificates by the Trustee, the establishment of the Restructuring Vehicle, the issuing of various classes of new certificates by the Restructuring Vehicle and the distributions to be made thereon, and any other provisions necessary for the purposes thereof. In connection with each Supplemental Article, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that (i) the Restructuring Vehicle will qualify as a REMIC, grantor trust, FASIT or other entity not subject to taxation for federal income tax purposes and (ii) the adoption of the Supplemental Article will not endanger the status of the Trust Fund as a REMIC or (subject to Section 10.01(f)) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC as set forth in Section 860G(d) of the Code).

Section 11.09. Allocation of Voting Rights.

               As provided in Section 11.09 of the Series Supplement.

Section 11.10. No Petition.

               As provided in Section 11.10 of the Series Supplement.

                                    EXHIBIT A


FORM OF CLASS A CERTIFICATE, [PRINCIPAL ONLY/CLASS A-P] CERTIFICATE AND [INTEREST ONLY/CLASS A-V] CERTIFICATE



        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

        [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], THE YIELD TO MATURITY IS [ ]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER [$1,000] [$100,000] OF [INITIAL CERTIFICATE PRINCIPAL BALANCE] [NOTIONAL AMOUNT], COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]

Certificate No. ________          [________%][Variable] Pass-Through Rate
                                  [based on a Notional Amount]
Class A-     Senior
Date of Pooling and Servicing     [Percentage Interest:________%]
Agreement and Cut-off Date:
___________ 1, ____               Aggregate Initial [Certificate Principal
                                  Balance] [[Interest Only/Class A-V] Notional
First Distribution Date:          Amount] [Subclass Notional Amount] of the
_________ 25, ____                Class A- ___ Certificates:

Master Servicer:                  [Initial] [Certificate Principal
Residential Funding               Balance] [Interest Only/Class A-V] [Subclass]
Corporation                       Notional Amount] of this Certificate:
                                  $ _______________________]
Assumed Final
Distribution Date:                CUSIP 76110F-
___________ 25, ____
                        MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE
                                 SERIES ____-___

               evidencing a percentage interest in the distributions allocable to the Class A- Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This certifies that ____________________________ is the registered owner of the Percentage Interest evidenced by this Certificate [(obtained by dividing the [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] of this Certificate by the aggregate [Initial Certificate Principal Balance of all Class A- Certificates] [Initial [Interest Only/Class A-V] Notional Amounts of all [Interest Only/Class A-V] Certificates], both as specified above)] in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the

Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount [(of interest and principal, if any)] required to be distributed to Holders of Class A-Certificates on such Distribution Date. [The [Interest Only/Class A-V] Notional Amount of the [Interest Only/Class A-V] Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such [Interest Only/Class A-V] Certificates.] [The Subclass Notional Amount of the [Interest Only/Class A-V]- Certificates as of any date of determination is equal to the aggregate Stated Principal Balance of the Mortgage Loans corresponding to the Uncertificated REMIC Regular Interests represented by such [Interest Only/Class A-V]- Certificates immediately prior to such date.] [The [Interest Only/Class A-V][- ] Certificates have no Certificate Principal Balance.]

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The [Initial Certificate Principal Balance] [Initial [Interest Only/Class A-V] Notional Amount] [initial Subclass Notional Amount] of this Certificate is set forth above.] [The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.]

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the

Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [_________________________],
                                              as Trustee




                                            By:
                                                  Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class A- Certificates referred to in the within-mentioned Agreement.



                                            [---------------------------],
                                                 as Certificate Registrar





                                            By:
                                                 Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:



                                          ________________________
Dated: ___________                        Signature by or on behalf of assignor




                                          ____________________________________
                                                 Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________ for the account of
_______________________________  account  number  ____________________,  or,  if mailed by check, to ________________________________________________. Applicable
statements should be mailed to ______________________________________.

     This information is provided by _____________________, the assignee named above, or _____________________________, as its agent.

                                    EXHIBIT B

                           FORM OF CLASS M CERTIFICATE

        THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES [CLASS M-1 CERTIFICATES] [AND CLASS M-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED BELOW).

        SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE
TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

        UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

        THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT [___]% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[____] OF OID PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [_____]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[____] PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.


        Any Transferee of this Certificate will be deemed to have represented by virtue of its purchase or holding of this Certificate (or interest herein) that EITHER (a) such Transferee is not an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan (a "plan investor"), (B) it has acquired and is holding such Certificate in reliance on Prohibited Transaction

Exemption ("PTE") 94-29, 59 Fed. Reg. 14674 (March 29, 1994), as amended by PTE 97-34, 62 Fed. Reg. 39021 (July 21, 1997), and PTE 2000-58, 65 Fed. Reg. 67765
(November 13, 2000) (the "RFC Exemption"), and that it understands that there are certain conditions to the availability of the RFC Exemption including that such Certificate must be rated, at the time of purchase, not lower than "BBB-" (or its equivalent) by Standard & Poor's, Fitch or Moody's or (C) (I) the transferee is an insurance company, (II) the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of U.S. Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and (iii) the CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A "cOMPLYING INSURANCE COMPANY).

        If this Certificate (OR ANY INTEREST HEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST preceding Transferee that either (i) is not a Plan Investor, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE RFC EXEMPTION, or (iiI) is a Complying Insurance Company shall be restored, to the extent permitted by law, to all rights and obligations as Certificate Owner thereof retroactive to the date of such Transfer of this Certificate. The Trustee shall be under no liability to any Person for making any payments due on this Certificate to such preceding Transferee.

        Any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Pooling and Servicing Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

Certificate No. _______                           [_______]% Pass-Through Rate

Class M-    Subordinate                           Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class M Certificates:
Agreement and Cut-off Date:                       $__________________
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $_____________________

Master Servicer:                                  CUSIP: 76110F-
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____

                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

        evidencing a percentage interest in any distributions allocable to the Class M- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class M- Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class M-Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               As described above, no transfer of this Class M Certificate will be made unless (i) the Trustee has received either an opinion of counsel or a representation letter, each as described in the Agreement, relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, or
(ii) this Certificate is held by a Depository, in which case the Transferee will be deemed to have made representations relating to the permissibility of such transfer under ERISA and Section 4975 of the Code, as described in Section 5.02(e) of the Agreement. In addition, any purported Certificate Owner whose acquisition or holding of this Certificate (or interest herein) was effected in violation of the restrictions in Section 5.02(e) of the Agreement shall indemnify and hold harmless the Company, the Trustee, the Master Servicer, any Subservicer, and the Trust Fund from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [____________________________],
                                            as Trustee




                                            By:
                                                  Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class M- Certificates referred to in the within-mentioned Agreement.




                                            [-------------------------],
                                                  as Certificate Registrar



                                            By:
                                                 Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


                                          ___________________________________
Dated: ___________                        Signature by or on behalf of assignor




                                          ____________________________________
                                                 Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________ for the account of
_______________________________  account  number  ____________________,  or,  if mailed by check, to ________________________________________________. Applicable
statements should be mailed to ______________________________________.

     This information is provided by _____________________, the assignee named above, or _____________________________, as its agent.

                                    EXHIBIT C


                           FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE SENIOR CERTIFICATES AND CLASS M CERTIFICATES [AND CLASS B-1] [CLASS B-2 CERTIFICATES] DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE CODE. THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS ___________ __, ____. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT 100% OF THE PREPAYMENT SPEED ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $[ ] OF OID PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS [ ]% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $[ ] PER $[1,000] OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE PREPAYMENT SPEED ASSUMPTION OR AT ANY OTHER RATE.

Certificate No. ______                            [______]% Pass-Through Rate

Class B- ___ Subordinate                          Aggregate Certificate
                                                  Principal Balance
Date of Pooling and Servicing                     of the Class B-___
Agreement and Cut-off Date:                       Certificates as of
___________ 1, ____                               the Cut-off Date:
                                                  $____________________
First Distribution Date:
_________ 25, ____                                Initial Certificate Principal
                                                  Balance of this Certificate:
Master Servicer:                                  $__________________
Residential Funding Corporation

Assumed Final Distribution Date:
___________ 25, ____


                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

       evidencing a percentage interest in any distributions allocable to the Class B- Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This certifies that Residential Accredit Loans, Inc. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal Balance of all Class B-___ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class B Certificates on such Distribution Date.

               Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

               No transfer of this Class B Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee will also require either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class B Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or (ii) a representation letter, in the form as described by Section 5.02(e) of the Agreement, either stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan, or stating that the transferee is an insurance company, the source of funds to be used by it to purchase the Certificate is an "insurance company general account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new

Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [_____________________________],
                                                as Trustee



                                            By:
                                                 Authorized Signatory



                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class M- Certificates referred to in the within-mentioned Agreement.



                                            [_______________________________],
                                                 as Certificate Registrar


                                            By:
                                                 Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


                                          ___________________________________
Dated: ___________                        Signature by or on behalf of assignor




                                          ____________________________________
                                                 Signature Guaranteed



                           DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________ for the account of
_______________________________  account  number  ____________________,  or,  if mailed by check, to ________________________________________________. Applicable
statements should be mailed to ______________________________________.

     This information is provided by _____________________, the assignee named above, or _____________________________, as its agent.

                                    EXHIBIT D


                           FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A NON-UNITED STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE AGREEMENT OR AN OPINION OF COUNSEL SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY POSSESSION OF THE UNITED STATES, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY WHICH IS A CORPORATION IF ALL OF ITS ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT FOR FREDDIE MAC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL UNIT), (B) A FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING, (C) ANY ORGANIZATION (OTHER THAN CERTAIN FARMERS' COOPERATIVES DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE (INCLUDING THE TAX IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED BUSINESS TAXABLE INCOME), (D) RURAL ELECTRIC AND TELEPHONE COOPERATIVES DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (E) AN ELECTING LARGE PARTNERSHIP UNDER SECTION 775(a) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B),
(C), (D) OR (E) BEING HEREIN REFERRED TO AS A "DISQUALIFIED  ORGANIZATION"),  OR
(F) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE

PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

Certificate No.________                           [______]% Pass-Through Rate

Class R Senior                                    Aggregate Initial Certificate
                                                  Principal Balance of the
Date of Pooling and Servicing                     Class R Certificates:
Agreement and Cut-off Date:                       $100.00
___________ 1, ____
                                                  Initial Certificate Principal
First Distribution Date:                          Balance of this Certificate:
_________ 25, ____                                $__________________

Master Servicer:                                  Percentage Interest:
Residential Funding Corporation                    _________________ %

Assumed Final Distribution Date:                  CUSIP 76110F-
___________ 25, ____


                       MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATE,
                                 SERIES ____-___

        evidencing a percentage interest in any distributions allocable to the Class R Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL ACCREDIT LOANS, INC.

     This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Accredit Loans, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Group, Inc. or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Accredit Loans, Inc., the Master Servicer, the Trustee or GMAC Mortgage Group, Inc. or any of their affiliates. None of the Company, the Master Servicer, GMAC Mortgage Group, Inc. or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

     This certifies that _____________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate
Initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Accredit Loans, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and __________________, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

               Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

               Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

               No transfer of this Class R Certificate will be made unless the Trustee has received either (i) an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Internal Revenue Code (the "Code") and stating, among other things, that the transferee's acquisition of a Class R Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code or (ii) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

               This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Asset-Backed
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

               The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

               As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of
Certificateholders may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

               The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

               As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

               The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

               No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

               The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

               This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

               The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of
(i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans.

               Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

               Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

               IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                                      [____________________________],
                                            as Trustee




                                            By: __________________________
                                                  Authorized Signatory


                          CERTIFICATE OF AUTHENTICATION

               This is one of the Class R Certificates referred to in the within-mentioned Agreement.




                                            [______________________________],
                                                 as Certificate Registrar



                                            By: _____________________________
                                                 Authorized Signatory

                                   ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto (Please print or typewrite name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Asset-Backed Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

               I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:


                                          ___________________________________
Dated: ___________                        Signature by or on behalf of assignor




                                          ___________________________________
                                                 Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

               The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________ for the account of
_______________________________  account  number  ____________________,  or,  if mailed by check, to ________________________________________________. Applicable
statements should be mailed to ______________________________________.

     This information is provided by _____________________, the assignee named above, or _____________________________, as its agent.

                                 EXHIBIT E


                        FORM OF SELLER/SERVICER CONTRACT

     This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this _____________ day of __________, 20__, by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and _____________________ (the "Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

        WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

        NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1.      INCORPORATION OF GUIDES BY REFERENCE.

        The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.      AMENDMENTS.

        This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.      REPRESENTATIONS AND WARRANTIES.

a.      Reciprocal Representations and Warranties.

               The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this Contract:

(1) Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

(2) This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

(3) There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

(4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

b.      Seller/Servicer's Representations, Warranties and Covenants.

               In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.      REMEDIES OF RESIDENTIAL FUNDING.

        If an Event of Seller Default or an Event of Servicer Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5.      SELLER/SERVICER'S STATUS AS INDEPENDENT CONTRACTOR.

        At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

6.      PRIOR AGREEMENTS SUPERSEDED.

        This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.      ASSIGNMENT.

        This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.      NOTICES.

        All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below. However, another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:




      Attention:________________________________________
      Telefacsimile Number:  (_____)___________ - _______________

9.      JURISDICTION AND VENUE.

        Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10.     MISCELLANEOUS.

        This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.

        IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                                 SELLER/SERVICER

[Corporate Seal]

                                                       (Name of Seller/Servicer)
By:                                     By:
   --------------------------------
      (Signature)                                        (Signature)
By:                                     By:
   --------------------------------
      (Typed Name)                                       (Typed Name)
Title:                                  Title:
      ------------------------------
======================================= =======================================

ATTEST:                                 RESIDENTIAL FUNDING CORPORATION
[Corporate Seal]

By:                                     By:
   --------------------------------
      (Signature)                                        (Signature)
By:                                     By:
   --------------------------------
      (Typed Name)                                       (Typed Name)
Title:                                  Title:
      ------------------------------

                                    EXHIBIT F
                          FORMS OF REQUEST FOR RELEASE

DATE:

TO:

RE:            REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
MIN#:
Borrower Name(s):
Reason for Document Request:      (circle one)

        Mortgage Loan Prepaid in Full              Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."

________________________________
Residential Funding Corporation
Authorized Signature

******************************************************************************

TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

Enclosed Documents:          [ ]  Promissory Note
                             [ ] Primary Insurance Policy
                             [ ] Mortgage or Deed of Trust
                             [ ]  Assignment(s) of Mortgage or Deed of Trust
                             [ ]  Title Insurance Policy
                             [ ]  Other:

Name:
     ------------------------
Title:
      -----------------------
Date:
     ------------------------

                                   EXHIBIT G-1

                    FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                         )
                                 )    ss.:
COUNTY OF                        )
               [NAME OF OFFICER], being first duly sworn, deposes and says:

1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of _______________] [the United States], on behalf of which he makes this affidavit and agreement.

2. That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of [date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under
Section 775 of the Code, the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent;
(iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if either the pass-through entity is an electing large partnership under Section 775 of the if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except in the case of a partnership, to the extent provided in Treasury regulations), or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

6. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

7. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause (iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

8. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

9.      The Owner's Taxpayer Identification Number is ______________________ .

10. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R Certificates.

11. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

12. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding. In this regard, the Owner hereby represents to

                                        G-1-2
and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificate.

13. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R Certificates remain outstanding.

14. The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.


                                        G-1-3

               IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this _____ day of _____, 200__.




                                            [NAME OF OWNER]



                                                 [Name of Officer]
                                                 [Title of Officer]
[Corporate Seal]

ATTEST:

______________________________
[Assistant] Secretary

               Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

               Subscribed and sworn before me this ________ day of _____, 200_.





                                                 NOTARY PUBLIC



                                            COUNTY OF
                                                     ---------------------------
                                            STATE OF
                                                    ----------------------------
                My Commission  expires the ____ day of ____, 20___.



                                        G-1-4

                                   EXHIBIT G-2


                         FORM OF TRANSFEROR CERTIFICATE


                                      _______________, 20___

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

==================
------------------

Attention:  Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R

Ladies and Gentlemen:

     This letter is delivered to you in connection with the transfer by ____________________ (the "Seller") to _________________ (the "Purchaser") of
$______________ Initial Certificate Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class R (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit G-1. The Seller does not know or believe that any representation contained therein is false.

3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the

Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.


                               Very truly yours,


                                   (Seller)



                               By:
                                  ----------------------------------------
                               Name:
                                    --------------------------------------
                               Title:
                                     -------------------------------------



                                        G-2-2

                                    EXHIBIT H


                     FORM OF INVESTOR REPRESENTATION LETTER


                                                                , 20
                                    ----------------------------    ----

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

==================
------------------

Residential Funding Corporation
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN  55437

Attention:  Residential Funding Corporation Series ____-___

               RE: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, [Class B-]

Ladies and Gentlemen:

     ____________________   (the   "Purchaser")   intends   to   purchase   from
____________________   (the  "Seller")   $_______________   Initial  Certificate
Principal Balance of Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer (the "Master Servicer"), and __________________, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that:

1. The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

2. The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

3. The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

4.   The Purchaser has been furnished with, and has had an opportunity to review
     (a) [a copy of the Private Placement Memorandum, dated ______________, 20 ___, relating to the Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates. The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]

5. The Purchaser has not and will not nor has it authorized or will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

6.      The Purchaser

(a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss.2510.3-101; or

(b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.

        In addition, the Purchaser hereby certifies, represents and warrants to, and covenants with, the Company, the Trustee and the Master Servicer that the Purchaser will not transfer such Certificates to any Plan or person unless such Plan or person meets the requirements set forth in either 6(a) or (b) above.


                                            Very truly yours,




                                            By:
                                               -------------------------------
                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------

                                    EXHIBIT I


                    FORM OF TRANSFEROR REPRESENTATION LETTER


                                                       __________, 20___

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, MN 55437

==================
------------------

Attention: Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, [Class B-]

Ladies and Gentlemen:

     In connection with the sale by ___________ (the "Seller") to _____________ (the "Purchaser") of $___________ Initial Certificate Principal Balance of
Mortgage Asset-Backed Pass-Through Certificates, Series ____-___, Class (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and __________________, as trustee (the
"Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

               Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                                            Very truly yours,

                                    (Seller)



                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                                    EXHIBIT J


                  [FORM OF RULE 144A INVESTMENT REPRESENTATION]

             Description of Rule 144A Securities, including numbers:









               The undersigned seller, as registered holder (the "Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts: Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of ___________ 1, ____ among Residential Funding Corporation as Master Servicer, Residential Accredit Loans, Inc. as depositor pursuant to Section 5.02 of the Agreement and __________________, as trustee, as follows:

(a) The Buyer understands that the Rule 144A Securities have not been registered under the 1933 Act or the securities laws of any state.

(b) The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

(c) The Buyer has been furnished with all information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

(d) Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

(e) The Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

               [3.    The Buyer

(a) is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (a "Plan"), or any other person (including an investment manager, a named fiduciary or a trustee of any Plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan within the meaning of the Department of Labor ("DOL") regulation at 29 C.F.R. ss. 2510.3-101; or

(b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an "insurance company general account" (within the meaning of DOL Prohibited Transaction Class Exemption ("PTCE") 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60.]

               4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

               IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.


Print Name of Seller                              Print Name of Buyer
By:                                               By:
   ------------------------------------------
   Name:                                             Name:
   Title:                                            Title:
Taxpayer Identification                           Taxpayer Identification:
No.                                               No:
   ------------------------------------------
Date:                                             Date:
     ----------------------------------------

                              ANNEX 1 TO EXHIBIT J


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

             [For Buyers Other Than Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $_____________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

-- Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in
     Section 501(c)(3) of the Internal Revenue Code.

-- Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

-- Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

-- Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

-- Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State or territory or the District of Columbia.

-- State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

-- ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

-- Investment Adviser. The Buyer is an investment adviser registered under the Investment Advisers Act of 1940.

-- SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

-- Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

-- Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer,
(iii) bank deposit notes and certificates of deposit,  (iv) loan participations,
(v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                           Will the Buyer be purchasing the Rule 144A
Yes           No           Securities only for the Buyer's own account?

6. If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.




                                            Print Name of Buyer


                                            By:________________________
                                                 Name:
                                                 Title:


                                            Date: _______________________

                              ANNEX 2 TO EXHIBIT J


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

              [For Buyers That Are Registered Investment Companies]

               The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

8. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

9. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used.

--   The  Buyer  owned  $_________  in  securities   (other  than  the  excluded
     securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

-- The Buyer is part of a Family of Investment Companies which owned in the aggregate $ _____________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

10. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

11. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

12. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

13. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.




                                            Print Name of Buyer


                                            By: _____________________________
                                                 Name:
                                                      -------------------------
                                                 Title:
                                                       ------------------------


                                            IF AN ADVISER:


                                            ______________________
                                            Print Name of Buyer

                                    EXHIBIT K


                         [TEXT OF AMENDMENT TO POOLING AND SERVICING
                  AGREEMENT PURSUANT TO SECTION 11.01(E) FOR A
                                      LIMITED GUARANTY]

                                   ARTICLE XII

                   Subordinate Certificate Loss Coverage; Limited Guaranty

               Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Sub-Servicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Sub-Servicer Advances previously made, (which will not be Advances or Sub-Servicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Sub-Servicer Advances reimbursed pursuant to
Section 4.02(a), to the extent such Advances or Sub-Servicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a).

               (b)....Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders for purposes of
Section 4.05. Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

               (c)....Demands  for payments  pursuant to this  Section  shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections (a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection (d) and (Y) the then outstanding Certificate Principal Balances of the Class B Certificates, or such lower amount as may be established pursuant to
Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

               (d)....The Trustee will promptly notify General Motors Acceptance
Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

               (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B Certificateholders.

               (f)....The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under
Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless (A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss

Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

               Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless (A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supercession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supercession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or
(b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.

                                    EXHIBIT L


                           [FORM OF LIMITED GUARANTY]


                                LIMITED GUARANTY


                        RESIDENTIAL ACCREDIT LOANS, INC.


                 Mortgage Asset-Backed Pass-Through Certificates
                                 Series ____-___


                                                  ___________, 200___

==================
------------------

Attention:  Residential Funding Corporation Series ____-___

Ladies and Gentlemen:

               WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of ___________ 1, ____ (the "Servicing Agreement"), among Residential Accredit Loans, Inc. (the "Company"), Residential Funding and __________________ (the "Trustee") as amended by Amendment No. thereto, dated as of , with respect to the Mortgage Asset-Backed Pass-Through Certificates, Series ____-___ (the "Certificates"); and

               WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

               WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate Certificate Loss Obligation;

               NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

1. Provision of Funds. (a) GMAC agrees to contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section
12.01 of the Servicing Agreement.

               (b)....The  agreement set forth in the preceding clause (a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the Trust Fund pursuant to the Servicing Agreement.

2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section 12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the Servicing Agreement and GMAC hereby authorizes the Company and the Trustee to rely on the covenants and agreements set forth herein.

7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

               IN WITNESS WHEREOF, GMAC has caused this Limited Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.



                                            GENERAL MOTORS ACCEPTANCE
                                            CORPORATION


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------


Acknowledged by:


__________________________,
    as Trustee


By:
   ------------------------------------------------
Name:
     ----------------------------------------------
Title:
      ---------------------------------------------



RESIDENTIAL ACCREDIT LOANS, INC.


By:
   ------------------------------------------------
Name:
     ----------------------------------------------
Title:
      ---------------------------------------------

                                    EXHIBIT M


                 FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                                              _______________, 20_____

Residential Accredit Loans, Inc.
8400 Normandale Lake Boulevard
Suite 250
Minneapolis, Minnesota  55437

==================
------------------

Attention:  Residential Funding Corporation Series ____-___

               Re: Mortgage Asset-Backed Pass-Through Certificates, Series ____-___ Assignment of Mortgage Loan

Ladies and Gentlemen:

     This letter is delivered to you in connection with the assignment by ________________ (the "Trustee") to _________________ (the "Lender") of (the
"Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of ___________ 1, ____ among Residential Accredit Loans, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and the Trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

(i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

(ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

(iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

(iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                                            Very truly yours,



                                    (Lender)


                                            By:
                                               --------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------

                                    EXHIBIT N


                          FORM OF REQUEST FOR EXCHANGE

                                                              [DATE]

==================
------------------

               Re:    Residential Accredit Loans, Inc.,
                      Mortgage Asset-Backed Pass-Through Certificates, Series ____-___

               Residential Funding Corporation, as the Holder of a % Percentage Interest of the [Interest Only/Class A-V][-1] Certificates, hereby requests the Trustee to exchange the above-referenced Certificates for the Subclasses referred to below:

1. [Interest Only/Class A-V]- Certificates, corresponding to the following Uncertificated REMIC Regular Interests: [List numbers corresponding to the related loans and Pool Strip Rates from the Mortgage Loan Schedule]. The initial Subclass Notional Amount and the Initial Pass-Through Rate on the [Interest Only/Class A-V]- Certificates will be $_________ and _____%, respectively.

2. [Repeat as appropriate.]

               The Subclasses requested above will represent in the aggregate all of the Uncertificated REMIC Regular Interests represented by the [Interest Only/Class A-V][-1] Certificates surrendered for exchange.

               All capitalized terms used but not defined herein shall have the meanings set forth in the Pooling and Servicing Agreement, dated as of ___________ 1, ____, among Residential Accredit Loans, Inc., Residential Funding Corporation and __________________, as trustee.



                                            RESIDENTIAL FUNDING CORPORATION



                                            By: ______________________________
                                      Name:
                                     Title:


                                  EXHIBIT FIVE

                           PLANNED PRINCIPAL BALANCES





                                    PLANNED PRINCIPAL      PLANNED PRINCIPAL    PLANNED PRINCIPAL
                                     BALANCES FOR THE      BALANCES FOR THE     BALANCES FOR THE
                                  CLASS A-1 CERTIFICATES      CLASS A-2            CLASS A-3
                                           -------------               -
PAYMENT DATE                                                 CERTIFICATES         CERTIFICATES
------------                                                 ------------         ------------
Initial Balance..................          $7,700,000.00        $51,000,000.00      $33,480,000.00
December 2001 ..............                6,028,688.25         51,000,000.00       33,480,000.00
January 2002 ...............                4,372,362.35         51,000,000.00       33,480,000.00
February 2002 ..............                2,730,957.24         51,000,000.00       33,480,000.00
March 2002 .................                1,104,342.32         51,000,000.00       33,480,000.00
April 2002 .................                        0.00         50,693,558.20       33,278,829.97
May 2002 ...................                        0.00         49,729,205.62       32,645,760.87
June 2002 ..................                        0.00         48,773,549.43       32,018,400.69
July 2002 ..................                        0.00         47,826,513.53       31,396,699.47
August 2002 ................                        0.00         46,888,022.49       30,780,607.70
September 2002..............                        0.00         45,958,001.55       30,170,076.31
October 2002................                        0.00         45,036,376.61       29,565,056.64
November 2002...............                        0.00         44,123,074.21       28,965,500.48
December 2002...............                        0.00         43,218,021.54       28,371,360.02
January 2003................                        0.00         42,321,146.45       27,782,587.90
February 2003...............                        0.00         41,432,377.39       27,199,137.16
March 2003..................                        0.00         40,551,643.47       26,620,961.24
April 2003..................                        0.00         39,678,874.41       26,048,014.02
May 2003....................                        0.00         38,814,000.54       25,480,249.77
June 2003...................                        0.00         37,956,952.82       24,917,623.15
July 2003...................                        0.00         37,107,662.82       24,360,089.24
August 2003 ................                        0.00         36,266,062.69       23,807,603.51
September 2003..............                        0.00         35,432,085.19       23,260,121.81
October 2003................                        0.00         34,605,663.68       22,717,600.39
November 2003...............                        0.00         33,786,732.10       22,179,995.89
December 2003...............                        0.00         32,975,224.96       21,647,265.32
January 2004................                        0.00         32,171,077.36       21,119,366.08
February 2004...............                        0.00         31,374,224.98       20,596,255.93
March 2004..................                        0.00         30,584,604.04       20,077,893.01
April 2004..................                        0.00         29,802,151.35       19,564,235.83
May 2004....................                        0.00         29,026,804.26       19,055,243.27
June 2004...................                        0.00         28,258,500.67       18,550,874.56
July 2004...................                        0.00         27,497,179.04       18,051,089.30
August 2004 ................                        0.00         26,742,778.36       17,555,847.44
September 2004..............                        0.00         25,995,238.17       17,065,109.29
October 2004................                        0.00         25,254,498.52       16,578,835.50
November 2004...............                        0.00         24,520,500.02       16,096,987.07
December 2004...............                        0.00         23,793,183.79       15,619,525.36

January 2005................                       $0.00        $23,072,491.45      $15,146,412.03
February 2005...............                        0.00         22,358,365.16       14,677,609.13
March 2005..................                        0.00         21,650,747.58       14,213,079.00
April 2005..................                        0.00         20,949,581.89       13,752,784.34
May 2005....................                        0.00         20,254,811.74       13,296,688.17
June 2005...................                        0.00         19,566,381.30       12,844,753.84
July 2005...................                        0.00         18,884,235.23       12,396,945.01
August 2005 ................                        0.00         18,208,318.68       11,953,225.67
September 2005..............                        0.00         17,538,577.28       11,513,560.14
October 2005................                        0.00         16,874,957.13       11,077,913.03
November 2005...............                        0.00         16,217,404.83       10,646,249.29
December 2005...............                        0.00         15,565,867.42       10,218,534.14
January 2006................                        0.00         14,920,292.44        9,794,733.16
February 2006...............                        0.00         14,280,627.88        9,374,812.18
March 2006..................                        0.00         13,646,822.17        8,958,737.38
April 2006..................                        0.00         13,018,824.23        8,546,475.20
May 2006....................                        0.00         12,396,583.40        8,137,992.40
June 2006...................                        0.00         11,780,049.50        7,733,256.02
July 2006...................                        0.00         11,169,172.75        7,332,233.41
August 2006 ................                        0.00         10,563,903.85        6,934,892.18
September 2006..............                        0.00          9,964,193.93        6,541,200.25
October 2006................                        0.00          9,369,994.52        6,151,125.81
November 2006...............                        0.00          8,781,257.61        5,764,637.35
December 2006...............                        0.00          8,244,241.31        5,412,101.94
January 2007................                        0.00          7,712,453.83        5,062,999.10
February 2007...............                        0.00          7,188,364.61        4,718,949.95
March 2007..................                        0.00          6,675,663.88        4,382,376.99
April 2007..................                        0.00          6,174,129.43        4,053,134.38
May 2007....................                        0.00          5,683,543.26        3,731,078.99
June 2007...................                        0.00          5,203,691.51        3,416,070.43
July 2007...................                        0.00          4,734,364.34        3,107,970.94
August 2007.................                        0.00          4,275,355.88        2,806,645.39
September 2007..............                        0.00          3,826,464.17        2,511,961.19
October 2007................                        0.00          3,387,491.07        2,223,788.26
November 2007...............                        0.00          2,958,242.18        1,941,998.98
December 2007...............                        0.00          2,567,569.62        1,685,533.94
January 2008................                        0.00          2,185,837.30        1,434,937.90
February 2008...............                        0.00          1,812,865.59        1,190,092.94
March 2008..................                        0.00          1,448,478.30          950,883.40
April 2008..................                        0.00          1,092,502.62          717,195.84
May 2008....................                        0.00            744,769.07          488,918.99
June 2008...................                        0.00            405,111.40          265,943.72
July 2008...................                        0.00             73,366.59           48,163.01
August 2008 and thereafter..                        0.00                  0.00                0.00

                                   EXHIBIT SIX

                       CERTIFICATE POLICY OF MBIA INSURANCE CORPORATION

                                    [ON FILE]